UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number 811-04391

                             Old Mutual Funds II
              (Exact name of registrant as specified in charter)
                                   --------


                       4643 South Ulster Street, Suite 600
                                Denver, CO 80237
                    (Address of principal executive offices)

                               Julian F. Sluyters
              4643 South Ulster Street, Suite 600, Denver, CO 80237
                   (Name and address of agent for service)

                                   Copies to:

        William H. Rheiner, Esq.                  Andra C. Ozols, Esq.
 Ballard Spahr Andrews & Ingersoll, LLP         Old Mutual Capital, Inc.
     1735 Market Street, 51st Floor        4643 South Ulster Street, Suite 600
      Philadelphia, PA 19103-7599                   Denver, CO 80237
             (215) 864-8600                          (720) 200-7725

      Registrant's telephone number, including area code: 1-888-772-2888

                      Date of fiscal year end: March 31

                 Date of reporting period: September 30, 2007

Item 1.  Reports to Stockholders.





[OLD MUTUAL LOGO]


OLD MUTUAL Advisor Funds II



Equity Funds
------------
Old Mutual Analytic U.S. Long/Short Fund
Old Mutual Barrow Hanley Value Fund
Old Mutual Columbus Circle Technology and Communications Fund
Old Mutual Emerging Growth Fund
Old Mutual Focused Fund
Old Mutual Growth Fund
Old Mutual Heitman REIT Fund
Old Mutual Large Cap Fund
Old Mutual Large Cap Growth Fund
Old Mutual Large Cap Growth Concentrated Fund
Old Mutual Mid-Cap Fund
Old Mutual Select Growth Fund
Old Mutual Small Cap Fund
Old Mutual Strategic Small Company Fund
Old Mutual TS&W Mid-Cap Value Fund
Old Mutual TS&W Small Cap Value Fund


Fixed-Income Funds
------------------
Old Mutual Cash Reserves Fund
Old Mutual Dwight Intermediate Fixed Income Fund
Old Mutual Dwight Short Term Fixed Income Fund






SEMI-ANNUAL REPORT                                   September 30, 2007


[GRAPHICS OMITTED]

TABLE OF CONTENTS

About This Report                                                                                                                  1

Message to Shareholders                                                                                                            4

Management Overview and Schedules of Investments

Equity Funds

   Old Mutual Analytic U.S. Long/Short Fund
      Class Z (OBDEX), Class A (OADEX), Class C (OCDEX), Class R (ORLSX), Institutional Class (OISLX)                              5

   Old Mutual Barrow Hanley Value Fund
      Class Z (OBFOX), Class A (OAFOX), Class C (OCFOX), Class R (ORBHX), Institutional Class (OIBHX)                             12

   Old Mutual Columbus Circle Technology and Communications Fund
      Class Z (OBTCX), Class A (OATCX), Class C (OCOMX), Class R (ORCTX), Institutional Class (OICTX)                             17

   Old Mutual Emerging Growth Fund
      Class Z (OBEHX), Class A (OAEGX), Class C (OCEGX), Class R (OREGX), Institutional Class (OIEGX)                             22

   Old Mutual Focused Fund
      Class Z (OBFVX), Class A (OAFCX), Class C (OCFCX), Class R (ORFCX), Institutional Class (OIFCX)                             28

   Old Mutual Growth Fund
      Class Z (OBHGX), Class A (OAHGX), Class C (OCHGX), Class R (ORGHX), Institutional Class (OIGHX)                             33

   Old Mutual Heitman REIT Fund
      Class Z (OBRTX), Class A (OARTX), Class C (OCRTX), Class R (ORHRX), Institutional Class (OIHRX)                             41

   Old Mutual Large Cap Fund
      Class Z (OLCVX), Advisor Class (OBLWX), Class A (OLLLX), Class C (OCCAX),
      Class R (ORLAX), Institutional Class (OILCX)                                                                                45

   Old Mutual Large Cap Growth Fund
      Class Z (OBHLX), Class A (OALHX), Class C (OCLHX), Class R (ORGGX), Institutional Class (OIGGX)                             50

   Old Mutual Large Cap Growth Concentrated Fund
      Class Z (OLCPX), Class A (OLGBX), Class C (OCLAX), Class R (ORLLX), Institutional Class (OILLX)                             57

   Old Mutual Mid-Cap Fund
      Class Z (OBMEX), Advisor Class (OZZAX), Class A (OAMJX), Class C (OCCPX),
      Class R (ORMMX), Institutional Class (OIMMX)                                                                                62

   Old Mutual Select Growth Fund
      Class Z (OBHEX), Class A (OAHEX), Class C (OCHEX), Class R (ORGSX), Institutional Class (OIGSX)                             69

   Old Mutual Small Cap Fund
      Class Z (OBSWX), Class A (OSAMX), Class C (OSCMX), Class R (ORSCX), Institutional Class (OICSX)                             74

   Old Mutual Strategic Small Company Fund
      Class Z (OSSCX), Advisor Class (OBSSX), Class A (OSSAX), Class C (OCSSX),
      Class R (ORSSX), Institutional Class (OISSX)                                                                                83

   Old Mutual TS&W Mid-Cap Value Fund
      Class A (OTMAX), Class C (OTMCX), Institutional Class (OTMIX)                                                               94

   Old Mutual TS&W Small Cap Value Fund
      Class Z (OSMVX), Class A (OACVX), Class C (OCCVX)                                                                          100


TABLE OF CONTENTS - concluded


Fixed-Income Funds

   Old Mutual Cash Reserves Fund
      Class Z (OBCXX), Class A (OCAXX ), Class C (OCCXX), Class R (OCRXX), Institutional Class (OCIXX)                           106

   Old Mutual Dwight Intermediate Fixed Income Fund
      Class Z (OBFJX), Class A (OAFJX), Class C (OCIRX), Class R (ORDIX), Institutional Class (OIDIX)                            110

   Old Mutual Dwight Short Term Fixed Income Fund
      Class Z (OBCPX), Class A (OIRAX), Class C (OIRCX), Class R (ORDSX), Institutional Class (OIDSX)                            117

Statements of Assets & Liabilities                                                                                               124

Statements of Operations                                                                                                         130

Statements of Changes in Net Assets                                                                                              134

Financial Highlights                                                                                                             140

Notes to Financial Statements                                                                                                    153

Proxy Voting and Portfolio Holdings                                                                                              180

Fund Expenses Example                                                                                                            181

Shareholder Proxy Results                                                                                                        186

ABOUT THIS REPORT


HISTORICAL RETURNS
--------------------------------------------------------------------------------

All total returns mentioned in this report account for the change in a Fund's per-share price, and the reinvestment of any dividends and capital gain distributions. If your account is set up to receive Fund dividends and distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 888-772-2888 or visit oldmutualfunds.com for performance results current to the most recent month-end.


Performance without load assumes that no front-end or contingent deferred sales charge was applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge was applied to the extent applicable. The Funds offer Class A, Class C, Class Z, Class R and Institutional Class shares of most Funds. Class A shares have a current maximum up-front sales charge of 5.75% (4.75% for Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund and none for Cash Reserves Fund) and are subject to an annual service fee of 0.25%. Class C shares are subject to aggregate annual distribution and service fees of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months of purchase. Class R shares are subject to aggregate annual distribution and service fees of 0.50%. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

FUND DATA
--------------------------------------------------------------------------------

This report reflects views, opinions, and Fund holdings as of September 30, 2007, the end of the report period, and are subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and Fund composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of September 30, 2007 are included in each Fund's Schedule of Investments. There is no assurance that the securities purchased remain in a Fund or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and midcap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the technology sector has been among the most volatile sectors in the market. Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. An investment in a Fund is not a bank deposit or other obligation, or guaranteed by a depository institution. It is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

Certain Funds may utilize call options, short selling and derivatives as part of their investment strategy. Call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities, and are not suitable for all investors. There are risks associated with short selling, including the risk that a Fund may have to cover the short position at a higher price than the short price, resulting in a loss. A Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. Derivatives are often more volatile than other investments and may magnify a Fund's gains or losses. A Fund could be negatively affected if the change in market value of the securities fails to correlate with the value of the derivative purchased or sold.

ABOUT THIS REPORT - concluded


COMPARATIVE INDEXES
--------------------------------------------------------------------------------

The comparative indexes discussed in this report are meant to provide a basis for comparing the Funds' performance against specific securities indexes. Each index shown accounts for both changes in security price and reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Funds may significantly differ in holdings and composition from an index. Individuals cannot invest directly in an index.

Dow Jones Industrial Average Index
An unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The Dow Jones Industrial Average Index ("DJIA") indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA's index movements are leading economic indicators for the stock market as a whole.

Dow Jones Wilshire Real Estate Securities Index
The unmanaged Dow Jones Wilshire Real Estate Securities Index is a market weighted capitalization index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies, and partnerships. This index is float adjusted.

Lehman Credit Index
The Lehman Brothers U.S. Credit Index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government.

Lehman Intermediate U.S. Aggregate Index
The  Lehman   Intermediate  U.S.  Aggregate  Index  is  an  unmanaged  index  of fixed-income securities with medium term durations. The unmanaged index is market-value weighted inclusive of accrued interest.

Lipper Money Market Funds Average
Funds that by portfolio practice invest in money market instruments with an average maturity of less than 6 months, including commercial paper, floating rate notes, certificates of deposit, and cash deposits. The Lipper Money Market Funds Average represents the average performance of 359 mutual funds (as of March 31, 2007) classified by Lipper, Inc. in the Money Market category.

Merrill Lynch 1-3 Year U.S. Treasuries Index
The Merrill Lynch 1-3 Year U.S. Treasuries Index is a capitalization weighted basket of all outstanding U.S. Treasury notes and bonds having between one and three years remaining term to maturity and a minimum outstanding of $1 billion.

NYSE Arca Tech 100 Index
The NYSE Arca Tech 100 Index is a price-weighted index of the top 100 U.S. technology stocks from major industries within the technology sector.

Russell 1000(R) Value Index
Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 1000(R) Growth Index
The unmanaged Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000(R) Index
The unmanaged Russell 2000(R) Index is comprised of smaller cap common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies.

Russell 2000(R) Growth Index
The unmanaged Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2000(R) Value Index
The unmanaged Russell 2000(R) Value Index measures the performance of those Russell 2000(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000(R) Index
The unmanaged Russell 3000(R) Index measures the performance of the largest 3,000 publicly traded U.S. companies based on market capitalization.

Russell 3000(R) Growth Index
The unmanaged Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap(R) Growth Index
The unmanaged Russell Midcap(R) Growth Index consists of stocks from the Russell Midcap(R) Index with a greater than average growth orientation.

Russell Midcap(R) Value Index
Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

S&P 500 Index
The unmanaged S&P 500 Index is a market value-weighted index that measures the performance of large-cap common stocks across all major industries.

S&P MidCap 400 Index
The unmanaged S&P MidCap 400 Index is a widely recognized mid-cap index of 400 domestic mid-cap stocks chosen for their market capitalization, liquidity, and industry group representations.

Index returns and statistical data included in this report are provided by Bloomberg and Factset.

MESSAGE TO SHAREHOLDERS


Dear Shareholder:

I am pleased to share with you this review of the semi-annual period ended September 30, 2007 for Old Mutual Advisor Funds II. While overall it was a very positive six months as the U.S. economy continued to expand at a moderate pace and most equity indexes ended the period near record highs, the period was marked by increased volatility.

The second quarter was characterized by a gradual rise in most equity markets against a backdrop of corporate earnings growth and continued economic strength. During the third quarter, however, an emerging downturn in the credit markets caused by concerns over the housing market slump and subprime lending problems brought about a sharp equity market decline that was followed by a swift recovery after the Federal Reserve's decisive interest rate cut in mid-September. When the dust settled after several turbulent weeks, the S&P 500 Index had gained 8.44% during the six months ended September 30, 2007, during which time growth stocks experienced a return to favor among investors, outperforming their value counterparts, as measured by the returns of the broad-market Russell 3000(R) Growth and Russell 3000(R) Value Indexes.

We are pleased to report that, despite the period's challenges, 17 of the 19 mutual funds that comprise Old Mutual Advisor Funds II posted positive returns, and most outperformed their benchmarks. For more complete information, please refer to the following pages, that discuss each fund individually in greater detail. Beyond delivering attractive investment performance during the period, we continued our ongoing efforts to strengthen our management team and become increasingly responsive to shareholders. In addition to providing access to a broader range of innovative and highly competitive mutual funds, we completed a comprehensive renovation of our shareholder web site, oldmutualfunds.com. For more information about the wide array of mutual funds now available to our shareholders, please visit oldmutualfunds.com or speak to your financial advisor.

Old Mutual Advisor Funds II continues to move forward on a variety of operational and strategic goals and continues to progress toward achieving increased operational efficiencies that will help better serve shareholders.

There may be more volatility in the months ahead, with record high oil prices, further housing market declines and continuing credit concerns juxtaposed against a generally strong global economy, moderate domestic economic growth, stable corporate earnings growth and anticipation of additional action by the Federal Reserve to cut interest rates. Whatever macroeconomic themes emerge, we endeavor to ensure that our funds are well positioned to take advantage of the many investment opportunities that lie ahead. We are grateful for your continued confidence in Old Mutual Advisor Funds II and, as always, we welcome your comments and questions about our products or services. Feel free to contact me directly at President@oldmutualcapital.com, or see the back cover of this report for other contact information.

Sincerely,

/s/ Julian F. Sluyters


Julian F. Sluyters
President
Old Mutual Advisor Funds II

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND
--------------------------------------------------------------------------------
MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Analytic Investors, Inc.


Performance Highlights

o    During the  six-month  period  ended  September  30,  2007,  the Old Mutual
     Analytic   U.S.   Long/Short   Fund's   Class  Z   shares   gained   3.87%,
     underperforming its benchmark, the S&P 500 Index, which rose 8.44%.

o The Fund's relative underperformance can be somewhat attributed to the fact that investor behavior during the semi-annual period was a sharp reversal from that observed over the previous three years.

o The Fund's relative underperformance spread across most economic sectors. Poor stock selection and underweight positions in the industrials (which contributed positively to benchmark returns), consumer staples and health care sectors were most detrimental to the Fund's relative performance.

o Individual stocks which contributed positively during the period included long positions in Exxon Mobil, International Business Machines and Hewlett-Packard, while short positions in Gentex, Silicon Laboratories and Juniper Networks (no longer a Fund holding) diminished returns.


Q.   How did the Fund perform relative to its benchmark(s)?

A. During the six-month period ended September 30, 2007, the Old Mutual Analytic U.S. Long/Short Fund's (the "Fund") Class Z shares gained 3.87%, underperforming its benchmark, the S&P 500 Index, which rose 8.44%. Performance for all share classes can be found on page 7.

Q.   What investment environment did the Fund face during the past year?

A. Although economic news released during the period was mixed, the U.S. equity market posted strong returns against a backdrop of increased market volatility. Second quarter earnings came in much stronger than expected, but the impact of higher interest rates and lower home prices weighed on the subprime loan market, causing a market sell-off in July and August. Stock market turbulence and a weaker job market made consumers uneasy during the last two months of the period, causing consumer confidence to fall to its lowest level since November 2005. Second quarter gross domestic product estimates were revised downward to 3.8% and housing market woes persisted. Existing home sales continued their downward slide and new home sales moved at a crawl, marking the slowest sales pace of existing and new homes in nearly 10 years. The Federal Reserve, citing concerns over inflationary pressures, cut short term interest rates by 50 basis points to the current level of 4.75% and left the door open to additional rate cuts in the months ahead.

Q.   Which market factors influenced the Fund's relative performance?

A. The Fund's sub-advisor, Analytic Investors, Inc. ("Analytic"), utilizes a process based on the premise that investor behavior changes, but changes slowly, and is persistent from month-to-month. The Fund's relative underperformance  can be  somewhat  attributed  to the fact  that  investor behavior during the semi-annual period was a sharp reversal from that observed during the previous three years. For example, exposure to stocks with attractive sales-to-price, cash flow-to-price and predicted earnings-to-price hurt the Fund as these stocks posted negative returns over the period. An overweight in companies with above average financial leverage also detracted from the Fund's performance, as did an underweighting in companies with above average sales-per-share volatility. However, during the second quarter an overweight exposure to companies with sensitivity to low quality debt and above average price momentum helped performance over the period, as did an overweight in companies with strong recent earnings growth.

Q.   How did portfolio composition affect Fund performance?

A. The Fund's relative underperformance spread across most economic sectors. Poor stock selection and underweight positions in the industrials (which contributed positively to benchmark returns), consumer staples and health care sectors were most detrimental to the Fund's relative performance. In the telecommunications services and utilities sectors, the Fund slightly outperformed.

     Individual stocks which contributed positively during the period included long positions in Exxon Mobil, International Business Machines ("IBM") and Hewlett-Packard, while short positions in Gentex, Silicon Laboratories and Juniper Networks (no longer a Fund holding) diminished returns.

     Oil and natural gas producer, Exxon Mobil, boasted a steadily rising share price this year primarily due to record earnings. The oil company's stock rose during the period, hitting an all-time high of $92.44 in July after a rise in oil futures. The company performed well over the period in spite of its second-quarter earnings release where it reported income of $10.26 billion, but a decrease in profits as lower natural gas prices undercut

                                                   Analytic U.S. Long/Short Fund

--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Analytic Investors, Inc.


Top Ten Holdings
as of September 30, 2007

Exxon Mobil                             6.3%
--------------------------------------------
Hewlett-Packard                         3.8%
--------------------------------------------
JPMorgan Chase                          3.6%
--------------------------------------------
Boeing                                  3.6%
--------------------------------------------
Metlife                                 2.8%
--------------------------------------------
McKesson                                2.8%
--------------------------------------------
Cardinal Health                         2.7%
--------------------------------------------
Medco Health Solutions                  2.5%
--------------------------------------------
Arrow Electronics                       2.5%
--------------------------------------------
International Business Machines         2.3%
--------------------------------------------
As a percentage of Total
Fund Investments*                      32.9%
--------------------------------------------

* Top Ten holdings are all long positions.

     its bottom line. The share price of information technology developer and manufacturer, IBM, rose on strong second quarter earnings news. Similarly, the share price of personal computer maker, Hewlett-Packard, rose when reported third quarter profit and sales growth exceeded analysts' expectations.

     A short position in Gentex hurt Fund returns as the auto accessories manufacturer's stock surged after reporting an increase in net income for the first quarter attributable to better-than-expected sales in Europe. The Fund's returns also suffered due to short positions in micro-processor/semi-conductor manufacturer, Silicon Laboratories, whose stock rallied after positive comments from investment banker Jeffries, and in networking equipment maker, Juniper Networks, whose stock also rallied on positive comments and analyst upgrades following its second quarter profit announcements.

Q.   What is the investment outlook for the U.S. equity market?

A. Analytic continues to emphasize stocks with either a sensitivity to low quality debt or strong recent earnings growth. In addition, while the sub-advisor continues to place emphasis on stocks with attractive sales-to-price ratios, this exposure has decreased considerably in recent months. The firm continues to deemphasize companies with above-average dividend yield and high sales-per-share volatility.

Analytic U.S. Long/Short Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of September 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                               Six         One         Annualized     Annualized     Annualized       Annualized
                             Inception        Month        Year          3 Year         5 Year         10 Year        Inception
                               Date          Return       Return         Return         Return         Return          to Date
------------------------------------------------------------------------------------------------------------------------------------
Class Z*                     07/01/93         3.87%       20.78%         15.66%         16.07%          7.49%           11.38%

Class A with load            07/31/03        (2.20)%      13.53%         13.10%          n/a             n/a            12.33%

Class A without load         07/31/03         3.75%       20.41%         15.35%          n/a             n/a            13.94%

Class C with load            07/31/03         2.36%       18.62%         14.52%          n/a             n/a            13.11%

Class C without load         07/31/03         3.36%       19.62%         14.52%          n/a             n/a            13.11%

Class R                      12/20/06 (1)     3.25%        n/a            n/a            n/a             n/a             8.29%+

Institutional Class          12/20/06 (1)     3.94%        n/a            n/a            n/a             n/a             9.25%+

S&P 500 Index                07/01/93         8.44%       16.44%         13.14%         15.45%          6.57%           10.99%
------------------------------------------------------------------------------------------------------------------------------------


Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

  * Data prior to January 11, 2002 includes performance of a predecessor fund. The predecessor fund was managed by Analytic Investors, Inc. and had investment goals, strategies and policies that were substantially similar to the Fund.

  + Cumulative return since inception.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to February 2006, the Fund did not take short positions as part of its main investment strategies and the Fund's performance prior to February 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C, Class R and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.56% and 1.24%; 2.47% and 1.48%; 3.95% and 2.24%;
1.83% and 1.76%; and 1.07% and 1.06%, respectively. Expenses for Class R and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
------------------------------------------------------------------------------------------------------------------------------------
                          3/31/97  Mar 98   Mar 99   Mar 00    Mar 01  Mar 02   Mar 03   Mar 04   Mar 05   Mar 06   Mar 07   Sep 07
Old Mutual Analytic U.S.
Long/Short Fund, Class Z  $10,000  $14,937  $18,250  $21,384  $17,736  $18,182  $12,940  $17,405  $18,883  $20,990  $25,553  $26,542

           S&P 500 Index  $10,000  $14,800  $17,532  $20,677  $16,194  $16,233  $12,214  $16,504  $17,608  $19,673  $22,000  $23,857



Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1997 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2007 - % of Total Fund Investments
--------------------------------------------------------------------------------
                Financials    18%
    Information Technology    17%
    Consumer Discretionary    12%
               Health Care    11%
                    Energy     9%
                Industrial     9%
          Consumer Staples     7%
         Money Market Fund     7%
Telecommunication Services     4%
                 Materials     3%
                 Utilities     2%
                Government     1%
                            -----
                             100%

--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2007 (UNAUDITED)

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Common Stock - 115.9%
Advertising Sales - 0.0%
Clear Channel Outdoor Holdings, Cl A*            117   $          3
                                                       ______________

Total Advertising Sales                                           3
_____________________________________________________________________

Aerospace/Defense - 4.5%
Boeing (A)                                    52,398          5,501
                                                       ______________

Total Aerospace/Defense                                       5,501
_____________________________________________________________________

Agricultural Operations - 2.0%
Archer-Daniels-Midland                        73,452          2,430
                                                       ______________

Total Agricultural Operations                                 2,430
---------------------------------------------------------------------

Airlines - 1.5%
Delta Air Lines*                             103,964          1,866
                                                       ______________

Total Airlines                                                1,866
---------------------------------------------------------------------

Apparel Manufacturers - 1.2%
Hanesbrands*                                  50,339          1,413
                                                       ______________

Total Apparel Manufacturers                                   1,413
_____________________________________________________________________

Appliances - 2.1%
Whirlpool                                     28,424          2,533
                                                       --------------

Total Appliances                                              2,533
_____________________________________________________________________

Applications Software - 0.6%
Microsoft                                     22,857            673
                                                       ______________

Total Applications Software                                     673
_____________________________________________________________________

Auto-Cars/Light Trucks - 4.1%
Ford Motor*                                  314,882          2,673
General Motors                                63,319          2,324
                                                       ______________

Total Auto-Cars/Light Trucks                                  4,997
_____________________________________________________________________

Auto/Truck Parts & Equipment-Original - 0.6%
TRW Automotive Holdings*                      21,241            673
                                                       ______________

Total Auto/Truck Parts & Equipment-Original                     673
_____________________________________________________________________

Broadcast Services/Programming - 0.0%
Clear Channel Communications                   1,301             49
                                                       --------------

Total Broadcast Services/Programming                             49
---------------------------------------------------------------------

Building & Construction Products-Miscellaneous - 0.4%
Armstrong World Industries*                      856             35
Owens Corning*                                15,263            382
                                                       --------------

Total Building & Construction Products-Miscellaneous            417
---------------------------------------------------------------------


---------------------------------------------------------------------
 Description                                  Shares     Value (000)
---------------------------------------------------------------------

Cable TV - 4.7%
Cablevision Systems, Cl A*                    72,635   $      2,538
DIRECTV Group*                               104,150          2,529
EchoStar Communications, Cl A*                13,140            615
                                                       --------------

Total Cable TV                                                5,682
---------------------------------------------------------------------

Casino Hotels - 0.0%
Harrah's Entertainment                           312             27
                                                       --------------

Total Casino Hotels                                              27
---------------------------------------------------------------------

Cellular Telecom - 1.1%
Alltel                                         1,362             95
US Cellular*                                  12,638          1,241
                                                       ______________

Total Cellular Telecom                                        1,336
_____________________________________________________________________

Commercial Services - 0.0%
Weight Watchers International                    548             32
                                                       ______________

Total Commercial Services                                        32
_____________________________________________________________________

Computer Services - 1.8%
Computer Sciences*                            21,072          1,178
Electronic Data Systems                       43,793            956
Unisys*                                        8,135             54
                                                       --------------

Total Computer Services                                       2,188
---------------------------------------------------------------------

Computers - 7.6%
Hewlett-Packard (A)                          116,061          5,779
International Business Machines (A)           29,569          3,483
                                                       ______________

Total Computers                                               9,262
---------------------------------------------------------------------

Containers-Metal/Glass - 2.9%
Crown Holdings*                              112,366          2,558
Owens-Illinois*                               24,103            999
                                                       ______________

Total Containers-Metal/Glass                                  3,557
---------------------------------------------------------------------

Containers-Paper/Plastic - 0.7%
Pactiv*                                       30,310            869
                                                       ______________

Total Containers-Paper/Plastic                                  869
---------------------------------------------------------------------

Distribution/Wholesale - 2.4%
Ingram Micro, Cl A*                          101,594          1,992
Tech Data*                                    11,677            468
WESCO International*                           9,285            399
                                                       --------------

Total Distribution/Wholesale                                  2,859
---------------------------------------------------------------------

Diversified Manufacturing Operations - 3.5%
Honeywell International                       22,564          1,342
Tyco International (A)                        65,552          2,906
                                                       --------------

Total Diversified Manufacturing Operations                    4,248
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Electric-Generation - 0.1%
AES*                                           4,006   $         80
                                                       --------------

Total Electric-Generation                                        80
---------------------------------------------------------------------

Electric-Integrated - 1.6%
Edison International                          24,813          1,376
PG&E                                           9,317            445
TXU                                            2,421            166
                                                       ______________

Total Electric-Integrated                                     1,987
_____________________________________________________________________

Electronic Components-Miscellaneous - 2.7%
Tyco Electronics (A)                          92,138          3,264
                                                       ______________

Total Electronic Components-Miscellaneous                     3,264
_____________________________________________________________________

Electronic Components-Semiconductors - 0.2%
Fairchild Semiconductor International*        10,300            192
                                                       ______________

Total Electronic Components-Semiconductors                      192
_____________________________________________________________________

Electronic Parts Distribution - 5.5%
Arrow Electronics (A)*                        89,962          3,825
Avnet (A)*                                    72,581          2,893
                                                       --------------

Total Electronic Parts Distribution                           6,718
_____________________________________________________________________

Engineering/R & D Services - 0.8%
Shaw Group*                                   16,477            957
                                                       --------------

Total Engineering/R & D Services                                957
_____________________________________________________________________

Fiduciary Banks - 0.4%
Bank of New York Mellon                       11,486            507
                                                       --------------

Total Fiduciary Banks                                           507
_____________________________________________________________________

Finance-Consumer Loans - 0.1%
SLM                                            1,255             62
                                                       --------------

Total Finance-Consumer Loans                                     62
_____________________________________________________________________

Finance-Credit Card - 0.7%
American Express                              15,146            899
                                                       --------------

Total Finance-Credit Card                                       899
_____________________________________________________________________

Finance-Investment Banker/Broker - 7.7%
Charles Schwab                               125,182          2,704
JPMorgan Chase (A)                           121,301          5,558
Merrill Lynch                                 14,863          1,059
                                                       ______________

Total Finance-Investment Banker/Broker                        9,321
---------------------------------------------------------------------

Food-Meat Products - 2.5%
Tyson Foods, Cl A (A)                        166,712          2,976
                                                       ______________

Total Food-Meat Products                                      2,976
---------------------------------------------------------------------



---------------------------------------------------------------------
 Description                                  Shares     Value (000)
---------------------------------------------------------------------

Food-Retail - 0.4%
Kroger                                        15,472   $        441
                                                       --------------

Total Food-Retail                                               441
---------------------------------------------------------------------

Health Care Cost Containment - 3.6%
McKesson (A)                                  73,692          4,332
                                                       ______________

Total Health Care Cost Containment                            4,332
---------------------------------------------------------------------

Hotels & Motels - 0.0%
Hilton Hotels                                    943             44
                                                       ______________

Total Hotels & Motels                                            44
---------------------------------------------------------------------

Human Resources - 0.2%
Manpower                                       3,521            227
                                                       ______________

Total Human Resources                                           227
---------------------------------------------------------------------

Independent Power Producer - 0.5%
Reliant Energy*                               23,912            612
                                                       ______________

Total Independent Power Producer                                612
---------------------------------------------------------------------

Internet Content-Information/News - 0.1%
WebMD Health, Cl A*                            3,138            164
                                                       --------------

Total Internet Content-Information/News                         164
---------------------------------------------------------------------

Investment Companies - 0.0%
Allied Capital                                 1,782             52
                                                       --------------

Total Investment Companies                                       52
---------------------------------------------------------------------

Investment Management/Advisory Services - 0.3%
Franklin Resources                             2,604            332
                                                       --------------

Total Investment Management/Advisory Services                   332
---------------------------------------------------------------------

Medical Products - 1.8%
Covidien*                                     53,329          2,213
                                                       --------------

Total Medical Products                                        2,213
---------------------------------------------------------------------

Medical-Biomedical/Genetic - 0.9%
Genentech*                                    14,656          1,144
                                                       --------------

Total Medical-Biomedical/Genetic                              1,144
_____________________________________________________________________

Medical-HMO - 0.5%
Humana*                                        7,856            549
                                                       ______________

Total Medical-HMO                                               549
_____________________________________________________________________

Medical-Wholesale Drug Distributors - 3.4%
Cardinal Health (A)                           66,371          4,150
                                                       ______________

Total Medical-Wholesale Drug Distributors                     4,150
---------------------------------------------------------------------

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2007 (UNAUDITED)

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Multi-Line Insurance - 7.1%
ACE                                           14,880   $        902
Hartford Financial                               130             12
Loews (A)                                     69,496          3,360
Metlife (A)                                   62,155          4,334
                                                       --------------

Total Multi-Line Insurance                                    8,608
_____________________________________________________________________

Oil Companies-Integrated - 11.7%
Chevron (A)                                   31,606          2,958
Exxon Mobil (A)                              103,693          9,598
Marathon Oil                                  28,291          1,613
                                                       ______________

Total Oil Companies-Integrated                               14,169
_____________________________________________________________________

Pharmacy Services - 3.2%
Medco Health Solutions (A)*                   42,442          3,836
                                                       --------------

Total Pharmacy Services                                       3,836
_____________________________________________________________________

Property/Casualty Insurance - 1.9%
OneBeacon Insurance Group                        136              3
Travelers                                     45,319          2,281
                                                       ______________

Total Property/Casualty Insurance                             2,284
_____________________________________________________________________

Publishing-Periodicals - 0.1%
Idearc                                         5,261            166
                                                       ______________

Total Publishing-Periodicals                                    166
_____________________________________________________________________

REITs-Apartments - 0.0%
Archstone-Smith Trust                              8              1
                                                       ______________

Total REITs-Apartments                                            1
_____________________________________________________________________

REITs-Hotels - 0.0%
Host Hotels & Resorts                            289              7
                                                       ______________

Total REITs-Hotels                                                7
---------------------------------------------------------------------

Rental Auto/Equipment - 0.1%
Hertz Global Holdings*                         5,207            118
                                                       ______________

Total Rental Auto/Equipment                                     118
---------------------------------------------------------------------

Retail-Consumer Electronics - 0.0%
Best Buy                                         425             20
                                                       ______________

Total Retail-Consumer Electronics                                20
_____________________________________________________________________

Retail-Discount - 1.7%
Big Lots*                                      2,385             71
Wal-Mart Stores                               44,549          1,945
                                                       --------------

Total Retail-Discount                                         2,016
---------------------------------------------------------------------


---------------------------------------------------------------------
                                         Shares/Face
 Description                             Amount (000)    Value (000)
---------------------------------------------------------------------

Retail-Drug Store - 0.0%
Rite Aid*                                      1,831   $          8
                                                       ______________

Total Retail-Drug Store                                           8
---------------------------------------------------------------------

Rubber-Tires - 2.2%
Goodyear Tire & Rubber*                       88,094          2,679
                                                       --------------

Total Rubber-Tires                                            2,679
_____________________________________________________________________

Super-Regional Banks-US - 4.3%
Bank of America                               31,415          1,579
Capital One Financial (A)                     51,393          3,414
Wachovia                                       3,036            153
                                                       --------------

Total Super-Regional Banks-US                                 5,146
---------------------------------------------------------------------

Telephone-Integrated - 3.9%
AT&T                                          63,308          2,679
Qwest Communications International*           80,374            736
Sprint Nextel                                 67,039          1,274
                                                       ______________

Total Telephone-Integrated                                    4,689
---------------------------------------------------------------------

Tobacco - 2.4%
Altria Group (A)                              42,404          2,947
                                                       ______________

Total Tobacco                                                 2,947
---------------------------------------------------------------------

Web Portals/ISP - 1.6%
Google, Cl A*                                  3,456          1,960
                                                       ______________

Total Web Portals/ISP                                         1,960
                                                       --------------

Total Common Stock (Cost $128,714)                          140,492
---------------------------------------------------------------------

Treasury Bill - 1.0%
U.S. Treasury Bill (B) (C)
   4.863%, 12/13/07                          $ 1,200          1,191
                                                       ______________

Total Treasury Bill (Cost $1,188)                             1,191
_____________________________________________________________________

Warrants - 0.0%
Alcatel-Lucent, Expires 12/10/07*              8,891              1
                                                       ______________

Total Warrants (Cost $-)                                          1
_____________________________________________________________________

Money Market Fund - 9.2%
Evergreen Select Money Market Fund,
   Institutional Class,
   5.250% (A) (D)                         11,203,454         11,203
                                                       --------------

Total Money Market Fund (Cost $11,203)                       11,203
_____________________________________________________________________

Total Investments - 126.1% (Cost $141,105)                  152,887
_____________________________________________________________________

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Securities Sold Short - (19.8)%
Common Stock - (19.8)%
Airlines - (0.0)%
Southwest Airlines                            (1,404)  $        (21)
                                                       ______________

Total Airlines                                                  (21)
_____________________________________________________________________

Broadcast Services/Programming - (0.5)%
Discovery Holding, Cl A*                     (17,410)          (502)
Liberty Media Capital, Cl A*                  (1,119)          (140)
                                                       ______________

Total Broadcast Services/Programming                           (642)
_____________________________________________________________________

Building-Residential/Commercial - (1.0)%
KB Home                                      (50,327)        (1,261)
                                                       ______________

Total Building-Residential/Commercial                        (1,261)
_____________________________________________________________________

Casino Services - (0.1)%
International Game Technology                 (1,762)           (76)
                                                       ______________

Total Casino Services                                           (76)
_____________________________________________________________________

Consulting Services - (3.3)%
Corporate Executive Board                    (55,679)        (4,134)
                                                       ______________

Total Consulting Services                                    (4,134)
_____________________________________________________________________

Diversified Operations - (0.1)%
Leucadia National                             (1,647)           (79)
                                                       ______________

Total Diversified Operations                                    (79)
_____________________________________________________________________

Electronic Components-Miscellaneous - (2.8)%
Gentex                                      (157,388)        (3,374)
                                                       --------------

Total Electronic Components-Miscellaneous                    (3,374)
---------------------------------------------------------------------

Electronic Components-Semiconductors - (5.6)%
QLogic*                                     (196,727)        (2,646)
Rambus*                                      (31,829)          (608)
Silicon Laboratories*                        (84,780)        (3,541)
                                                       --------------

Total Electronic Components-Semiconductors                   (6,795)
---------------------------------------------------------------------

Finance-Investment Banker/Broker - (1.5)%
Bear Stearns                                 (14,494)        (1,780)
                                                       --------------

Total Finance-Investment Banker/Broker                       (1,780)
_____________________________________________________________________

Food-Retail - (0.9)%
Whole Foods Market                           (23,212)        (1,136)
                                                       ______________

Total Food-Retail                                            (1,136)
---------------------------------------------------------------------

Garden Products - (0.0)%
Toro                                            (399)           (23)
                                                       --------------

Total Garden Products                                           (23)
---------------------------------------------------------------------


---------------------------------------------------------------------
 Description                                  Shares     Value (000)
---------------------------------------------------------------------

Internet Infrastructure Software - (1.3)%
F5 Networks*                                 (41,160)  $     (1,531)
                                                       ______________

Total Internet Infrastructure Software                       (1,531)
---------------------------------------------------------------------

Medical-Hospitals - (0.4)%
Health Management Associates, Cl A           (10,660)           (74)
LifePoint Hospitals*                         (11,958)          (359)
                                                       ______________

Total Medical-Hospitals                                        (433)
---------------------------------------------------------------------

Medical Products - (0.4)%
Copper Companies                              (8,196)          (430)
                                                       ______________

Total Medical Products                                         (430)
---------------------------------------------------------------------

S&L/Thrifts-Eastern US - (1.2)%
Hudson City Bancorp                          (96,202)        (1,480)
                                                       ______________

Total S&L/Thrifts-Eastern US                                 (1,480)
---------------------------------------------------------------------

Steel-Producers - (0.0)%
United States Steel                             (176)           (19)
                                                       ______________

Total Steel-Producers                                           (19)
---------------------------------------------------------------------

Telephone-Integrated - (0.4)%
Level 3 Communications*                     (109,203)          (507)
                                                       ______________

Total Telephone-Integrated                                     (507)
---------------------------------------------------------------------

Television - (0.3)%
Central European Media
   Enterprises, Cl A*                         (3,577)          (328)
                                                       ______________

Total Television                                               (328)
                                                       ______________

Total Securities Sold Short (Proceeds $(23,634))            (24,049)
_____________________________________________________________________

Other Assets and Liabilities, Net - (6.3)%                   (7,606)
_____________________________________________________________________

Total Net Assets - 100.0%                              $    121,232
_____________________________________________________________________


The Fund had the following futures contracts open as of
September 30, 2007:
---------------------------------------------------------------------

                             Contract                    Unrealized
Contract         Number of    Value                     Appreciation
Description      Contracts    (000)      Expiration        (000)
_____________________________________________________________________

S&P 500
   Composite
   Index - Long     12       $4,614     December 2007      $ 106
---------------------------------------------------------------------

For descriptions of abbreviations and footnotes, please refer to page 122.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL BARROW HANLEY VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Barrow, Hanley, Mewhinney & Strauss, Inc.


Performance Highlights

o For the six-month period ended September 30, 2007, the Old Mutual Barrow Hanley Value Fund's Class Z shares gained 6.30%, trailing the 8.44% return of its benchmark, the S&P 500 Index.

o The dramatic and unexpected negative impact of subprime concerns on financial companies without significant subprime exposure caused the Fund to underperform on a relative basis during the period.

o Strong stock selection in the materials and telecommunications services sectors contributed to the Fund's positive results during the period. An underweight position in the poorly performing consumer discretionary sector and limited exposure to media and retail stocks were also beneficial.

o The Fund's relative results were dampened by its underweight position in energy, a sector which contributed strongly to the benchmark's return, although several energy holdings did contribute significantly to returns. An overweight in financials and poor stock selection in the health care sector also contributed to the Fund's relative underperformance.

o    Top  contributors  to  the  Fund's  positive  return  included   Occidental
     Petroleum, Lyondell Chemical (no longer a Fund holding) and Verizon Communications.


Q.   How did the Fund perform relative to its benchmark?

A. For the six-month period ended September 30, 2007, the Old Mutual Barrow Hanley Value Fund's (the "Fund") Class Z shares gained 6.30%, trailing the 8.44% return of its benchmark, the S&P 500 Index. Performance for all share classes can be found on page 14.

Q.   What investment environment did the Fund face during the past six months?

A. During the six-month period, the equity market experienced a gradual upward trend with comfortable returns. That upward trend was interrupted by a sharp jolt to the credit markets during the summer months, stemming from emerging concerns regarding subprime lenders, which prompted the Federal Reserve (the "Fed") to make a 50 basis point cut to the Federal Funds interest rate in September. The Fed's action provided relief to jittery equity markets which recovered rapidly by month-end.

     Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley"), the Fund's sub-advisor, notes that banks typically write off loans during every credit cycle and does not consider the recent spate of write offs to be exceptional. The sub-advisor also anticipated that during the period, large cap stocks and growth issues would begin to outperform mid-cap and value stocks, respectively.

Q.   Which market factors influenced the Fund's relative performance?

A. The dramatic and unexpected negative impact of subprime concerns on financial companies without significant subprime exposure caused the Fund to underperform on a relative basis during the period.

Q.   How did portfolio composition affect Fund performance?

A. Strong stock selection in the materials and telecommunications services sectors contributed to the Fund's positive results during the period. An underweight position in the poorly performing consumer discretionary sector and limited exposure to media and retail stocks were also beneficial. The Fund's relative results were dampened by its underweight position in energy, a sector which contributed strongly to the benchmark's return, although several energy holdings did contribute significantly to returns. An overweight in financials and poor stock selection in the health care sector also contributed to the Fund's relative underperformance.

     Top contributors to the Fund's positive return included Occidental Petroleum, Lyondell Chemical (no longer a Fund holding) and Verizon Communications. Due largely to the strong energy market, Occidental Petroleum was the biggest contributor. Specialty chemical manufacturer, Lyondell Chemical (no longer a fund holding), also performed well. The holding was sold when the company announced that it would be acquired by Access Industries. Holdings in telecommunications provider, Verizon Communications, rebounded from a low valuation at the beginning of the period. Among the Fund's holdings that detracted from performance were Merrill Lynch and Citigroup, as both financial companies were negatively impacted by concerns over subprime loans, and Wyeth, as the pharmaceutical company failed to meet its earnings forecasts.

Barrow Hanley Value Fund

Top Ten Holdings
as of September 30, 2007

Occidental Petroleum                      4.7%
----------------------------------------------
Verizon Communications                    4.1%
----------------------------------------------
Bank of America                           4.0%
----------------------------------------------
Imperial Tobacco Group ADR                4.0%
----------------------------------------------
Pfizer                                    3.7%
----------------------------------------------
Diageo ADR                                3.7%
----------------------------------------------
Freddie Mac                               3.7%
----------------------------------------------
Bristol-Myers Squibb                      3.6%
----------------------------------------------
Altria Group                              3.5%
----------------------------------------------
AT&T                                      3.4%
----------------------------------------------
As a percentage of Total
Fund Investments                         38.4%
----------------------------------------------



Q.   What is the investment outlook for the large-cap value equity market?


A. As it has during the past six months, Barrow Hanley believes the Fund's relative and absolute performance during the period ahead will be largely determined by stock selection in financials and the direction of oil prices, though these views are slightly contrary to more widely accepted investment forecasts. Barrow Hanley's overweight in financials will likely increase because the sub-advisor continues to find value in that sector.


     In Barrow Hanley's view, although the U.S. equity market is not 'cheap', the current level of earnings, interest rates and inflation indicate that it is not overpriced. Barrow Hanley expects that the Fed will continue to provide liquidity by further interest rate reductions and remains optimistic for the period ahead, while remaining watchful for any signs of excess.


                                                        Barrow Hanley Value Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                   Six             One             Annualized         Annualized          Annualized
                             Inception            Month            Year              3 Year             5 Year            Inception
                               Date              Return           Return             Return             Return             to Date
------------------------------------------------------------------------------------------------------------------------------------
Class Z*                     09/10/98             6.30%           15.18%             10.52%             12.21%              11.74%
Class A with load            07/31/03            (0.01)%           8.24%              8.09%              n/a                 8.72%
Class A without load         07/31/03             6.13%           14.87%             10.25%              n/a                10.28%
Class C with load            07/31/03             4.82%           13.12%              9.39%              n/a                 9.45%
Class C without load         07/31/03             5.82%           13.90%              9.39%              n/a                 9.45%
Class R                      12/20/06 (1)         5.58%            n/a                n/a                n/a                 7.04%+
Institutional Class          12/20/06 (1)         6.18%            n/a                n/a                n/a                 7.89%+
S&P 500 Index                09/10/98             8.44%           16.44%             13.14%             15.45%               6.71%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

  * Data prior to December 14, 2001 includes performance of a predecessor fund, whose inception date was September 10, 1998. The predecessor fund had investment goals, strategies and policies that were substantially similar to the Fund.

  + Cumulative return since inception.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by a sub-advisor different than the Fund's current sub-advisor and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C, Class R and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.43% and 1.10%; 1.79% and 1.35%; 2.56% and 2.10%;
1.62% and 1.60%; and 0.92% and 0.90%, respectively. Expenses for Class R and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
-----------------------------------------------------------------------------------------------------------------------------
                           9/10/98  Mar 99    Mar 00   Mar 01   Mar 02   Mar 03   Mar 04   Mar 05   Mar 06   Mar 07   Sep 07
Old Mutual Barrow Hanley
Value Fund, Class Z        $10,000  $11,231   $10,847  $16,698  $20,175  $14,984  $20,201  $21,543  $22,553  $25,717  $27,337

            S&P 500 Index  $10,000  $13,233   $15,607  $12,223  $12,253   $9,219  $12,457  $13,290  $14,849  $16,606  $18,007


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of September 10, 1998 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2007 - % of Total Fund Investments
--------------------------------------------------------------------------------
                Financials    24%
               Health Care    15%
          Consumer Staples    14%
                Industrial    10%
                    Energy     9%
Telecommunication Services     8%
    Consumer Discretionary     7%
                 Utilities     7%
    Information Technology     6%
                            -----
                             100%

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2007 (UNAUDITED)

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Common Stock - 99.3%
Aerospace/Defense - 2.8%
Northrop Grumman                              41,800   $      3,260
                                                       --------------

Total Aerospace/Defense                                       3,260
---------------------------------------------------------------------

Beverages-Wine/Spirits - 3.7%
Diageo ADR                                    48,900          4,290
                                                       --------------

Total Beverages-Wine/Spirits                                  4,290
---------------------------------------------------------------------

Computers - 4.9%
Hewlett-Packard                               54,300          2,704
International Business Machines               25,200          2,968
                                                       --------------

Total Computers                                               5,672
---------------------------------------------------------------------

Cruise Lines - 2.7%
Carnival                                      64,800          3,138
                                                       --------------

Total Cruise Lines                                            3,138
---------------------------------------------------------------------

Diversified Manufacturing Operations - 7.3%
General Electric                              23,000            952
Honeywell International                       60,400          3,592
Illinois Tool Works                           65,100          3,883
                                                       --------------

Total Diversified Manufacturing Operations                    8,427
---------------------------------------------------------------------

Electric-Integrated - 6.8%
Dominion Resources                            20,000          1,686
Duke Energy                                  156,200          2,919
Entergy                                       29,900          3,238
                                                       --------------

Total Electric-Integrated                                     7,843
_____________________________________________________________________

Finance-Consumer Loans - 3.1%
SLM                                           71,600          3,556
                                                       ______________

Total Finance-Consumer Loans                                  3,556
_____________________________________________________________________

Finance-Credit Card - 2.6%
American Express                              50,000          2,969
                                                       --------------

Total Finance-Credit Card                                     2,969
---------------------------------------------------------------------

Finance-Investment Banker/Broker - 6.0%
Citigroup                                     74,600          3,482
Merrill Lynch                                 48,000          3,421
                                                       --------------

Total Finance-Investment Banker/Broker                        6,903
---------------------------------------------------------------------

Finance-Mortgage Loan/Banker - 3.7%
Freddie Mac                                   71,400          4,213
                                                       --------------

Total Finance-Mortgage Loan/Banker                            4,213
---------------------------------------------------------------------

Food-Miscellaneous/Diversified - 2.5%
Kraft Foods, Cl A                             83,705          2,889
                                                       --------------

Total Food-Miscellaneous/Diversified                          2,889
---------------------------------------------------------------------


---------------------------------------------------------------------
 Description                                  Shares     Value (000)
---------------------------------------------------------------------

Hotels & Motels - 2.0%
Wyndham Worldwide                             69,200   $      2,267
                                                       ______________

Total Hotels & Motels                                         2,267
_____________________________________________________________________

Medical Labs & Testing Services - 1.3%
Quest Diagnostics                             25,800          1,491
                                                       ______________

Total Medical Labs & Testing Services                         1,491
_____________________________________________________________________

Medical-Drugs - 10.4%
Bristol-Myers Squibb                         143,400          4,133
Pfizer                                       176,000          4,299
Wyeth                                         78,400          3,493
                                                       --------------

Total Medical-Drugs                                          11,925
---------------------------------------------------------------------

Medical-HMO - 3.1%
WellPoint*                                    45,700          3,607
                                                       --------------

Total Medical-HMO                                             3,607
---------------------------------------------------------------------

Multi-Line Insurance - 4.1%
Allstate                                      15,700            898
American International Group                  57,100          3,863
                                                       ______________

Total Multi-Line Insurance                                    4,761
_____________________________________________________________________

Oil Companies-Exploration & Production - 4.7%
Occidental Petroleum                          85,200          5,460
                                                       ______________

Total Oil Companies-Exploration & Production                  5,460
---------------------------------------------------------------------

Pipelines - 4.5%
El Paso                                      142,600          2,420
Spectra Energy                               111,000          2,717
                                                       ______________

Total Pipelines                                               5,137
---------------------------------------------------------------------

Super-Regional Banks-US - 4.6%
Bank of America                               91,800          4,615
Capital One Financial                         10,200            677
                                                       ______________

Total Super-Regional Banks-US                                5,292
_____________________________________________________________________

Telephone-Integrated - 7.5%
AT&T                                          93,000          3,935
Verizon Communications                       107,500          4,760
                                                       ______________

Total Telephone-Integrated                                    8,695
_____________________________________________________________________

Tobacco - 7.4%
Altria Group                                  57,900          4,026
Imperial Tobacco Group ADR                    49,600          4,551
                                                       --------------

Total Tobacco                                                 8,577
---------------------------------------------------------------------

Tools-Hand Held - 2.8%
Stanley Works                                 57,200          3,211
                                                       --------------

Total Tools-Hand Held                                         3,211
---------------------------------------------------------------------

OLD MUTUAL BARROW HANLEY VALUE FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2007 (UNAUDITED)

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Wireless Equipment - 0.8%
Nokia ADR                                     24,200   $        917
                                                       --------------

Total Wireless Equipment                                        917
                                                       --------------

Total Common Stock (Cost $89,299)                           114,500
---------------------------------------------------------------------

Money Market Fund - 0.4%
Evergreen Select Money Market Fund,
   Institutional Class,
   5.250% (D)                                517,660            518
                                                       --------------

Total Money Market Fund (Cost $518)                             518
---------------------------------------------------------------------

Total Investments - 99.7% (Cost $89,817)                    115,018
---------------------------------------------------------------------

Other Assets and Liabilities, Net - 0.3%                        329
---------------------------------------------------------------------

Total Net Assets - 100.0%                              $    115,347
---------------------------------------------------------------------


For descriptions of abbreviations and footnotes, please refer to page 122.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Columbus Circle Investors


Performance Highlights

o For the six-month period ended September 30, 2007, the Old Mutual Columbus Circle Technology and Communications Fund dramatically outperformed its benchmark, the NYSE Arca Tech 100 Index. The Fund's Class Z shares posted a 27.02% return versus 11.52% for the benchmark.

o While the generally strong backdrop for technology and communications investing provided opportunities, the Fund's relative outperformance was the direct result of favorable stock selection.

o Stocks that contributed most to the Fund's return included Apple, Blue Coat Systems and First Solar.

o Despite the Fund's robust overall return, some individual holdings declined during the period, notably Micron Technology (no longer a Fund holding), SRS Labs (no longer a Fund holding) and Akamai Technologies (no longer a Fund holding).

Q.   How did the Fund perform relative to its benchmark?

A. For the six-month period ended September 30, 2007, the Old Mutual Columbus Circle Technology and Communications Fund (the "Fund") dramatically outperformed its benchmark, the NYSE Arca Tech 100 Index. The Fund's Class Z shares posted a 27.02% return versus 11.52% for the benchmark. Performance for all share classes can be found on page 19.

Q.   What investment environment did the Fund face during the past six months?

A. Technology stocks posted strong gains during the six-month period, as global growth continued at a brisk pace (global real gross domestic product ("GDP") expectations increased to 4% for 2007), despite slower growth from the U.S. consumer. Technology spending remained healthy as a result of solid GDP growth, record corporate profit margins and increasing demand for additional bandwidth capacity as a result of rapidly increasing use of video over the internet. Private equity buyouts also helped to reverse the decade-long trend of declining valuations.

Q.   Which market factors influenced the Fund's relative performance?

A. While the generally strong backdrop for technology and communications investing provided opportunities, the Fund's relative outperformance was the direct result of favorable stock selection.

Q.   How did portfolio composition affect Fund performance?

A. Stocks that contributed most to the Fund's return included Apple, Blue Coat Systems and First Solar.

     The Fund's top performing holding was Apple, a leading producer of personal computers and related peripherals. The company significantly beat earnings expectations for the period as profit margin upside was driven by strong component pricing and the company's launch of the iPhone in July, its most significant new product launch since the iPod.

     Enterprise software company Blue Coat Systems also contributed strongly to relative returns. The company sells proxy appliances to enhance the visibility and control of web communications and improve performance. Proxy sales have regained momentum due to the introduction of Blue Coat's WAN (Wide Area Networking) Optimization product, Mach 5. The recent acceleration of business use of video over the internet is creating significant bandwidth constraints and Blue Coat's Mach 5 product optimizes the protocol to alleviate these constraints when companies communicate with remote users and branch offices. Initial revenues far exceeded expectations for the period.

     First Solar, a low cost designer and manufacturer of thin-film solar modules, was another key contributor to the Fund's relative results. The company significantly exceeded expectations on higher throughput-per-production-line and better-than-expected cell efficiency gains during the period. Management continuously raised full year guidance ahead of market expectations due to a faster than expected ramp-up for the company's new German facility and higher cell efficiency rates. Management also indicated it continues to see strengthening demand for its product due to competitive low costs and the global push for cleaner energy.

     Despite the Fund's robust overall return, some individual holdings declined during the period, notably Micron Technology (no longer a Fund holding), SRS Labs (no longer a Fund holding) and Akamai Technologies (no longer a Fund holding).

                                                  Columbus Circle Technology and
                                                             Communications Fund

--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Columbus Circle Investors


Top Ten Holdings
as of September 30, 2007

Apple                              5.4%
---------------------------------------
Nokia ADR                          4.3%
---------------------------------------
Cisco Systems                      4.1%
---------------------------------------
Google, Cl A                       4.0%
---------------------------------------
Research In Motion                 3.1%
---------------------------------------
Adobe Systems                      3.0%
---------------------------------------
Thermo Fisher Scientific           2.9%
---------------------------------------
Applied Materials                  2.8%
---------------------------------------
NAVTEQ                             2.5%
---------------------------------------
NII Holdings                       2.5%
---------------------------------------
As a percentage of Total
Fund Investments                  34.6%
---------------------------------------


     Micron Technology is a leading memory semiconductor company which reported an in-line third quarter, but below investor expectations. While strong pricing led to positive effects in the company's dynamic random access memory (DRAM) business, they were offset by revenue weakness in its wireless businesses and greater than expected startup costs in its nonvolatile memory business. SRS Labs is a licensor of surround sound technology to various consumer electronics manufacturers. While recent design wins had exceeded expectations, Sony decided not to use the company's technology in its next generation of flat panel TVs. While cell phone growth should offset lost TV designs in 2008, growth is likely to slow during the second half of 2007. In light of slower second half growth and a moderately slowing U.S. consumer, the position was exited. Akamai Technologies is the leading provider of content and application delivery technology that improves performance speed for corporate internet customers. Though end demand remained robust due to the increasing use of video over the internet, Akamai Technologies' stock price fell after second quarter results failed to exceed expectations.

Q.   What is the investment outlook for technology investing?

A. While U.S. economic growth has slowed modestly and lending standards have tightened, Columbus Circle Investors ("Columbus Circle"), the Fund's sub-advisor, expects a continuation of strong fundamentals through the balance of 2007 due to expected growth in emerging markets, anticipated U.S. employment and wage growth and continued strong corporate cash flow. In addition, video streaming over the internet is the most significant secular driver of technology spending this decade and Columbus Circle will endeavor to position the Fund to capitalize on that growth. As always, the Fund will continue to focus on dynamic companies in attractive markets that will benefit from positive industry dynamics and dominant secular trends. The emerging themes Columbus Circle remains focused on are video streaming and downloading, internet advertising, next-generation carrier data spending (voice over IP, 3G, bandwidth optimization) and security. Columbus Circle believes the Fund is poised to capitalize on these themes, the resurgent technology spending environment and emerging technologies.

Columbus Circle Technology and
Communications Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of September 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                  Six          One        Annualized    Annualized    Annualized    Annualized
                                Inception        Month         Year         3 Year        5 Year        10 Year      Inception
                                  Date           Return       Return        Return        Return        Return        to Date
------------------------------------------------------------------------------------------------------------------------------------
Class Z*                        09/29/95         27.02%       36.47%        18.98%        19.99%       (0.23)%          6.75%
Class A with load               09/30/03         19.62%       28.26%        16.38%          n/a           n/a          12.59%
Class A without load            09/30/03         26.88%       36.08%        18.69%          n/a           n/a          14.27%
Class C with load               09/30/03         25.42%       34.05%        17.78%          n/a           n/a          13.41%
Class C without load            09/30/03         26.42%       35.05%        17.78%          n/a           n/a          13.41%
Class R                         12/20/06(1)      26.54%         n/a           n/a           n/a           n/a          27.42%+
Institutional Class             12/20/06(1)      27.25%         n/a           n/a           n/a           n/a          28.42%+
NYSE Arca Tech 100 Index        09/29/95         11.52%       18.94%        13.49%        21.01%        11.65%         14.36%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action settlements regarding prior fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages 1-3.

* Prior to November 2, 1999, the Fund was diversified and did not concentrate its investments. Therefore, the Fund's performance prior to November 2, 1999 may not be indicative of how it will perform in the future.

+ Cumulative return since inception.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current sub-advisor and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C, Class R and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.84% and 1.45%; 8.11% and 1.70%; 6.06% and 2.45%;
1.96% and 1.93%; and 1.04% and 1.04%, respectively. Expenses for Class R and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
------------------------------------------------------------------------------------------------------------------------------------
                          3/31/97  Mar 98   Mar 99   Mar 00   Mar 01   Mar 02   Mar 03   Mar 04  Mar 05    Mar 06   Mar 07   Sep 07
Columbus Circle
Technology &
Communications Fund,
Class Z                   $10,000  $13,829  $20,098  $67,124  $17,318  $13,002   $6,427   $9,469  $9,143   $11,464  $11,552  $14,674

NYSE Arca Tech 100 Index  $10,000  $14,346  $20,681  $48,406  $27,626  $28,642  $19,142  $30,046  $30,605  $37,069  $37,577  $41,906


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1997 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2007 - % of Total Fund Investments
--------------------------------------------------------------------------------
    Information Technology    73%
               Health Care    11%
    Consumer Discretionary     5%
Telecommunication Services     4%
                Industrial     3%
                    Energy     2%
         Money Market Fund     2%
                            -----
                             100%

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2007 (UNAUDITED)

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Common Stock - 98.3%
Applications Software - 3.4%
Microsoft                                125,700       $      3,703
Salesforce.com*                           57,500              2,951
                                                       --------------

Total Applications Software                                   6,654
---------------------------------------------------------------------

Building Products-Light Fixtures - 1.0%
LSI Industries                            91,500              1,877
                                                       ______________

Total Building Products-Light Fixtures                        1,877
_____________________________________________________________________

Cable TV - 1.8%
Rodgers Communications, Cl B              79,200              3,606
                                                       --------------

Total Cable TV                                                3,606
_____________________________________________________________________

Cellular Telecommunications - 2.5%
NII Holdings*                             59,100              4,855
                                                       --------------

Total Cellular Telecommunications                             4,855
_____________________________________________________________________

Computer Services - 1.9%
DST Systems*                              42,200              3,621
                                                       --------------

Total Computer Services                                       3,621
_____________________________________________________________________

Computer Software - 1.9%
Omniture*                                123,421              3,742
                                                       --------------

Total Computer Software                                       3,742
_____________________________________________________________________

Computers - 13.3%
Apple*                                    69,000             10,594
Dell*                                    171,800              4,742
Hewlett-Packard                           94,000              4,680
Research In Motion*                       61,300              6,041
                                                       ______________

Total Computers                                              26,057
_____________________________________________________________________

Computers-Integrated Systems - 2.2%
Riverbed Technology*                      73,200              2,956
Stratasys*                                52,100              1,436
                                                       --------------

Total Computers-Integrated Systems                            4,392
---------------------------------------------------------------------

Data Processing/Management - 2.5%
NAVTEQ*                                   62,300              4,857
                                                       ______________

Total Data Processing/Management                              4,857
---------------------------------------------------------------------

Decision Support Software - 1.5%
Interactive Intelligence*                154,900              2,943
                                                       ______________

Total Decision Support Software                               2,943
---------------------------------------------------------------------

E-Commerce/Products - 2.0%
Amazon.com*                               42,200              3,931
                                                       --------------

Total E-Commerce/Products                                     3,931
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Electronic Components-Miscellaneous - 2.9%
Garmin                                    18,700       $      2,233
Gentex                                   154,907              3,321
                                                       ______________

Total Electronic Components-Miscellaneous                     5,554
_____________________________________________________________________

Electronic Components-Semiconductors - 7.3%
Broadcom, Cl A*                           85,200              3,105
MEMC Electronic Materials*                32,292              1,901
Netlogic Microsystems*                    82,000              2,961
NVIDIA*                                   64,750              2,347
ON Semiconductor* (H)                    158,400              1,989
Texas Instruments                         53,900              1,972
                                                       --------------

Total Electronic Components-Semiconductors                   14,275
---------------------------------------------------------------------

Electronic Forms - 3.0%
Adobe Systems*                           135,906              5,934
                                                       --------------

Total Electronic Forms                                        5,934
---------------------------------------------------------------------

Electronic Measuring Instruments - 1.4%
Trimble Navigation*                       71,100              2,788
                                                       --------------

Total Electronic Measuring Instruments                        2,788
---------------------------------------------------------------------

Energy-Alternate Sources - 2.0%
First Solar*                              32,700              3,850
                                                       --------------

Total Energy-Alternate Sources                                3,850
---------------------------------------------------------------------

Enterprise Software/Services - 2.4%
Oracle*                                  216,900              4,696
                                                       --------------

Total Enterprise Software/Services                            4,696
_____________________________________________________________________

Instruments-Scientific - 2.9%
Thermo Fisher Scientific*                 97,900              5,651
                                                       --------------

Total Instruments-Scientific                                  5,651
---------------------------------------------------------------------

Internet Application Software - 1.0%
DealerTrack Holdings*                     45,400              1,901
                                                       --------------

Total Internet Application Software                           1,901
---------------------------------------------------------------------

Internet Security - 4.5%
Blue Coat Systems*                        47,900              3,773
Vasco Data Security International*        54,900              1,939
VeriSign*                                 90,500              3,053
                                                       ______________

Total Internet Security                                       8,765
_____________________________________________________________________

Medical Instruments - 3.8%
Intuitive Surgical*                       16,600              3,818
St. Jude Medical*                         84,100              3,706
                                                       --------------

Total Medical Instruments                                     7,524
_____________________________________________________________________

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Medical-Biomedical/Genetic - 2.0%
Celgene*                                  54,607       $      3,894
                                                       ______________

Total Medical-Biomedical/Genetic                              3,894
_____________________________________________________________________

Medical-Drugs - 1.4%
Shire ADR                                 36,770              2,720
                                                       --------------

Total Medical-Drugs                                           2,720
_____________________________________________________________________

Medical-Generic Drugs - 1.0%
Teva Pharmaceutical Industries ADR        41,900              1,863
                                                       --------------

Total Medical-Generic Drugs                                   1,863
_____________________________________________________________________

Networking Products - 8.0%
Cisco Systems*                           241,900              8,009
Juniper Networks*                        118,300              4,331
Starent Networks*                        153,500              3,241
                                                       --------------

Total Networking Products                                    15,581
---------------------------------------------------------------------

Oil-Field Services - 1.7%
Schlumberger                              32,100              3,370
                                                       ______________

Total Oil-Field Services                                      3,370
---------------------------------------------------------------------

Semiconductor Equipment - 4.9%
Applied Materials                        262,400              5,432
Varian Semiconductor Equipment
   Associates*                            78,200              4,185
                                                       ______________

Total Semiconductor Equipment                                 9,617
_____________________________________________________________________

Software Tools - 1.6%
VMware, Cl A*                             37,000              3,145
                                                       --------------

Total Software Tools                                          3,145
---------------------------------------------------------------------

Telecommunications Equipment-Fiber Optics - 1.1%
Ciena*                                    56,300              2,144
                                                       --------------

Total Telecommunications Equipment-Fiber Optics               2,144
---------------------------------------------------------------------

Transactional Software - 1.1%
Synchronoss Technologies*                 49,000              2,061
                                                       --------------

Total Transactional Software                                  2,061
---------------------------------------------------------------------

Web Portals/ISP - 4.0%
Google, Cl A*                             13,700              7,773
                                                       --------------

Total Web Portals/ISP                                         7,773
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Wireless Equipment - 6.3%
Nokia ADR                                220,400       $      8,360
Qualcomm (H)                              94,700              4,002
                                                       --------------

Total Wireless Equipment                                     12,362
                                                       --------------

Total Common Stock (Cost $134,120)                          192,003
---------------------------------------------------------------------

Warrants - 0.0%
Alcatel-Lucent, Expires 12/10/07*          1,046                  -
                                                       --------------

Total Warrants (Cost $-)                                          -
---------------------------------------------------------------------

Money Market Fund - 2.3%
Evergreen Select Money Market Fund,
  Institutional Class,
  5.250% (D)                           4,399,617              4,400
                                                       ______________

Total Money Market Fund (Cost $4,400)                         4,400
---------------------------------------------------------------------

Total Investments - 100.6% (Cost $138,520)                  196,403
---------------------------------------------------------------------

Written Options - (0.1)%
ON Semiconductor, January 2008, 100 Call,
   Strike Price: $12.50*                    (340)               (43)
Qualcomm, January 2008, 100 Call,
   Strike Price: $45.00*                    (600)              (109)
                                                       --------------

Total Written Options
   (Premiums Received $(108))                                  (152)
_____________________________________________________________________

Other Assets and Liabilities, Net - (0.5%)                   (1,041)
---------------------------------------------------------------------

Total Net Assets - 100.0%                              $    195,210
---------------------------------------------------------------------


For descriptions of abbreviations and footnotes, please refer to page 122.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL EMERGING GROWTH FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Copper Rock Capital Partners, LLC


Performance Highlights

o During the semi-annual period ended September 30, 2007, the Old Mutual Emerging Growth Fund's Class Z shares posted a 16.85% return, significantly outperforming the 6.70% return posted by its benchmark, the Russell 2000(R) Growth Index.


o Over the six-month period, stock selection in information technology was the most significant contributor to the Fund's performance relative to the Index. Two technology groups in particular exhibited strong results: cabling and communication services and the "software as a service" segment.


o Stock selection in the health care sector, where the Fund maintained a slight underweight, was the biggest detractor from relative performance.


o The leading individual contributors to the Fund's semi-annual results included DealerTrack Holdings, B/E Aerospace and Capella Education.


o Stocks that had a negative impact on the Fund's results included Santarus (no longer a Fund holding), Orbcomm and Radiation Therapy Services (no longer a Fund holding).

Q.   How did the Fund perform relative to its benchmark?

A. During the semi-annual period ended September 30, 2007, the Old Mutual Emerging Growth Fund's (the "Fund") Class Z shares posted a 16.85% return, significantly outperforming the 6.70% return of its benchmark, the Russell 2000(R) Growth Index (the "Index"). Performance for all share classes can be found on page 24.

Q.   What investment environment did the Fund face during the past six months?

A. Although U.S. equity markets generally advanced during the six-month period, stock prices were increasingly volatile, particularly over the summer months, as concerns about a worsening housing market, difficulties in the subprime lending arena and declining liquidity overshadowed the equity markets. However, stocks rebounded in September after the Federal Reserve reduced the Federal Funds rate and global central banks took steps to improve worldwide liquidity.

Q.   Which market factors influenced the Fund's relative performance?

A. Growth stocks continued to generally outperform value stocks during the period. Notably, stocks possessing solid fundamentals and attractive growth characteristics were rewarded in the latter part of the six months, marking a reversal from 2006 and the earlier part of 2007 when the markets favored slower growing, lower valuation stocks. The Fund's sub-advisor, Copper Rock Capital Partners, LLC ("Copper Rock") is a pure, bottom-up fundamental manager, whose top-down positioning is a by-product of extensive research in individual stocks and sectors. The market's greater appreciation for stocks with strong fundamentals was especially advantageous for the sub-advisor's strategy.

     During the decline and volatility the markets experienced in July and August, the largest growth stocks generally performed well. Several other factors also contributed to the Fund's outperformance over the six months: favorable stock selection and the sub-advisor's decision to maintain and add to holdings that had temporarily traded down but still possessed good fundamentals.

Q.   How did portfolio composition affect Fund performance?

A. Over the six-month period, stock selection in information technology was the most significant contributor to the Fund's performance relative to the Index. Two technology groups in particular exhibited strong results: cabling and telecommunication services and the "software as a service" segment. Stock selection in the industrials, consumer discretionary and financials sectors also added to the Fund's relative performance. Stock selection in the health care sector, where the Fund maintained a slight underweight, was the biggest detractor from relative performance. Lack of exposure to the materials and utilities sectors, which contributed positively to the benchmark's return, also detracted from the Fund's performance.

     The leading individual contributors to the Fund's semi-annual results included DealerTrack Holdings, B/E Aerospace and Capella Education. DealerTrack Holdings provides an online, automated service that connects car dealers with lenders to provide instant credit approval for new car buyers. The market continued to reward companies like DealerTrack Holdings which offer "software as a service." Such services improve efficiencies, provide an immediate return on investment for corporate buyers and are usually purchased outside corporate technology budgets, which means buyers may not be limited by competition for budget resources. In addition, providers benefit from recurring cash flow because the software services are generally subscription-based rather than one-time purchases. B/E Aerospace retrofits and designs interior cabins and seating on airplanes. The company has continued to benefit from the ongoing boom in

Emerging Growth Fund
     the aerospace industry, where growth is largely driven by travel demand in Asia, India and Europe, as well as a resurgence of U.S. corporate travel. Capella Education is a post-secondary education provider. As the U.S. economy has softened, the ability to pursue secondary and even tertiary degrees either online or part-time has become even more attractive to people who want to increase their earning potential by earning advanced degrees while maintaining full-time jobs. Capella Education and similar companies that offer evening and on-line classes have gained credibility in the professional arena and thus are benefiting from an increase in part-time students.

     Stocks that had a negative impact on the Fund's results included Santarus (no longer a Fund holding), Orbcomm and Radiation Therapy Services (no longer a Fund holding). Santarus is a specialty pharmaceutical company whose products primarily treat gastrointestinal diseases and disorders. The holding was sold by the sub-advisor because a pharmaceutical company is seeking Federal Drug Administration approval to sell a generic product to compete with its main drug. In addition, Santarus is fi nding it increasingly difficult to compete against larger pharmaceutical companies in its market. Orbcomm, a satellite-based data communication company, reported a second quarter loss and reduced 2007 revenue guidance causing the stock price to fall. Holdings in Radiation Therapy Services, which provides radiation services to cancer patients in the U.S., were sold because its costs to integrate acquisitions and maintain a dominant market presence have increased causing a negative impact on the stock price.

Q.   What is the investment outlook for the small cap growth market?

A. Copper Rock believes the environment will remain attractive for small cap growth stocks given the Federal Reserve's recent 50 basis point rate cut that will help keep liquidity in the markets, combined with a slowing economy that appears headed toward a soft landing. The sub-advisor is currently finding new investment opportunities in all sectors.

     The Fund maintains a relative overweight in the information technology, telecommunications services and energy sectors. Within energy, Copper Rock is particularly attracted to exploration companies that are increasing reserves, pipeline companies that are farther along in pipeline development and companies operating in the drilling services area. The Fund also maintains holdings in the consumer discretionary sector and has an emphasis on the business services segment. The sub-advisor will closely watch results of specialty retailers over the next several quarters, wary of any fallout from the summer's subprime lending problems. Finally, the Fund's underweight in health care and moderate underweight in financials will be maintained. Political uncertainty has weighed heavily on areas of the health care sector and the sub-advisor is concerned that the health care services segment will remain weak until there is further clarity from the federal government.


Top Ten Holdings
as of September 30, 2007

iShares Russell 2000 Growth Index
Fund                                    3.4%
--------------------------------------------
DealerTrack Holdings                    2.8%
--------------------------------------------
Affiliated Managers Group               2.8%
--------------------------------------------
Psychiatric Solutions                   2.7%
--------------------------------------------
B/E Aerospace                           2.4%
--------------------------------------------
Strayer Education                       2.0%
--------------------------------------------
Ladish                                  1.9%
--------------------------------------------
Authorize.net Holdings                  1.9%
--------------------------------------------
Time Warner Telecom, Cl A               1.8%
--------------------------------------------
Dresser-Rand Group                      1.8%
--------------------------------------------
As a percentage of Total
Fund Investments                       23.5%
--------------------------------------------


                                                            Emerging Growth Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of September 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                  Six          One        Annualized    Annualized    Annualized    Annualized
                                Inception        Month         Year         3 Year        5 Year        10 Year      Inception
                                  Date           Return       Return        Return        Return        Return        to Date
------------------------------------------------------------------------------------------------------------------------------------
Class Z                         06/14/93         16.85%       32.26%        18.46%        19.69%       (2.46)%          6.44%
Class A with load               09/30/03         10.01%       24.34%        15.85%          n/a           n/a           9.34%
Class A without load            09/30/03         16.70%       31.89%        18.15%          n/a           n/a          10.97%
Class C with load               09/30/03         15.22%       29.92%        17.25%          n/a           n/a          10.14%
Class C without load            09/30/03         16.22%       30.92%        17.25%          n/a           n/a          10.14%
Class R                         12/20/06 (1)     16.31%         n/a           n/a           n/a           n/a          20.59%+
Institutional Class             12/20/06 (1)     16.91%         n/a           n/a           n/a           n/a          21.45%+
Russell 2000(R) Growth Index    06/14/93          6.70%       18.94%        14.10%        18.70%         3.65%          7.62%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action settlements regarding prior fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages 1-3.

+ Cumulative return since inception.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current sub-advisor and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C, Class R and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.57% and 1.30%; 8.19% and 1.55%; 6.89% and 2.30%;
1.83% and 1.80%; and 1.03% and 1.03%, respectively. Expenses for Class R and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
---------------------------------------------------------------------------------------------------------------------------------
                        3/31/97  Mar 98   Mar 99   Mar 00   Mar 01   Mar 02   Mar 03  Mar 04   Mar 05   Mar 06   Mar 07   Sep 07
Old Mutual Emerging
Growth Fund, Class Z    $10,000  $13,411  $10,741  $21,625   $9,309   $8,300  $4,632   $7,385   $7,245   $9,234   $9,211  $10,763

Russell 2000(R)
Growth Index            $10,000  $14,117  $12,558  $19,973  $12,022  $12,617  $8,626  $14,074  $14,197  $18,149  $18,434  $19,669


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1997 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2007 - % of Total Fund Investments
--------------------------------------------------------------------------------
    Information Technology    35%
               Health Care    14%
                Industrial    14%
    Consumer Discretionary    13%
                    Energy     8%
                Financials     5%
        Investment Company     4%
         Money Market Fund     3%
Telecommunication Services     3%
          Consumer Staples     1%
                            -----
                             100%

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2007 (UNAUDITED)
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Common Stock - 94.8%
Aerospace/Defense-Equipment - 2.4%
B/E Aerospace*                           105,554       $      4,384
                                                       --------------

Total Aerospace/Defense-Equipment                             4,384
---------------------------------------------------------------------

Apparel Manufacturers - 0.7%
Gymboree*                                 37,270              1,313
                                                       --------------

Total Apparel Manufacturers                                   1,313
---------------------------------------------------------------------

Applications Software - 1.5%
Nuance Communications*                   143,140              2,764
                                                       --------------

Total Applications Software                                   2,764
---------------------------------------------------------------------

Auction House/Art Dealer - 0.8%
Sotheby's                                 30,785              1,471
                                                       --------------

Total Auction House/Art Dealer                                1,471
---------------------------------------------------------------------

Audio/Video Products - 0.7%
DTS*                                      43,371              1,317
                                                       --------------

Total Audio/Video Products                                    1,317
---------------------------------------------------------------------

Auto/Truck Parts & Equipment-Original - 0.4%
Amerigon*                                 43,156                747
                                                       --------------

Total Auto/Truck Parts & Equipment-Original                     747
---------------------------------------------------------------------

Commercial Services - 1.1%
ExlService Holdings*                      91,110              1,937
                                                       --------------

Total Commercial Services                                     1,937
---------------------------------------------------------------------

Computer Services - 0.9%
Syntel                                    37,091              1,542
                                                       ______________

Total Computer Services                                       1,542
_____________________________________________________________________

Computer Software - 3.0%
Double-Take Software*                    137,188              2,621
Omniture*                                 88,580              2,686
                                                       --------------

Total Computer Software                                       5,307
---------------------------------------------------------------------

Computers-Integrated Systems - 1.1%
Riverbed Technology*                      47,215              1,907
                                                       --------------

Total Computers-Integrated Systems                            1,907
---------------------------------------------------------------------

Consulting Services - 4.6%
Advisory Board*                           47,730              2,791
FTI Consulting*                           59,323              2,984
Huron Consulting Group*                   34,628              2,515
                                                       --------------

Total Consulting Services                                     8,290
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Data Processing/Management - 1.2%
Commvault Systems*                       112,685       $      2,087
                                                       ______________

Total Data Processing/Management                              2,087
_____________________________________________________________________

Diagnostic Equipment - 0.7%
Hansen Medical*                           43,473              1,179
                                                       ______________

Total Diagnostic Equipment                                    1,179
_____________________________________________________________________

E-Commerce/Products - 0.6%
Blue Nile*                                12,080              1,137
                                                       ______________

Total E-Commerce/Products                                     1,137
_____________________________________________________________________

E-Commerce/Services - 1.7%
Priceline.com*                            34,180              3,034
                                                       ______________

Total E-Commerce/Services                                     3,034
_____________________________________________________________________

E-Services/Consulting - 2.3%
GSI Commerce*                             62,815              1,671
Perficient*                              116,199              2,541
                                                       --------------

Total E-Services/Consulting                                   4,212
---------------------------------------------------------------------

Educational Software - 0.9%
Blackboard*                               34,560              1,584
                                                       --------------

Total Educational Software                                    1,584
---------------------------------------------------------------------

Electronic Components-Semiconductors - 1.4%
Netlogic Microsystems*                    68,490              2,473
                                                       --------------

Total Electronic Components-Semiconductors                    2,473
---------------------------------------------------------------------

Electronic Design Automation - 2.2%
Comtech Group*                           142,920              2,603
Magma Design Automation*                  94,840              1,334
                                                       --------------

Total Electronic Design Automation                            3,937
---------------------------------------------------------------------

Electronic Measuring Instruments - 1.7%
Itron*                                    32,598              3,034
                                                       --------------

Total Electronic Measuring Instruments                        3,034
---------------------------------------------------------------------

Electronic Security Devices - 0.9%
Taser International*                     103,515              1,624
                                                       --------------

Total Electronic Security Devices                             1,624
---------------------------------------------------------------------

Enterprise Software/Services - 2.0%
Taleo, Cl A*                              65,299              1,659
Ultimate Software Group*                  57,565              2,009
                                                       ______________

Total Enterprise Software/Services                            3,668
_____________________________________________________________________

Entertainment Software - 0.8%
THQ*                                      58,860              1,470
                                                       --------------

Total Entertainment Software                                  1,470
---------------------------------------------------------------------

OLD MUTUAL EMERGING GROWTH FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2007 (UNAUDITED)
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Finance-Other Services - 1.7%
FCStone Group*                            38,853       $      1,254
GFI Group*                                21,850              1,882
                                                       --------------

Total Finance-Other Services                                  3,136
---------------------------------------------------------------------

Food-Miscellaneous/Diversified - 0.9%
SunOpta*                                 108,157              1,567
                                                       --------------

Total Food-Miscellaneous/Diversified                          1,567
---------------------------------------------------------------------

Gambling (Non-Hotel) - 1.2%
Pinnacle Entertainment*                   81,122              2,209
                                                       ______________

Total Gambling (Non-Hotel)                                    2,209
---------------------------------------------------------------------

Hotels & Motels - 0.5%
Morgans Hotel Group*                      37,500                816
                                                       ______________

Total Hotels & Motels                                           816
---------------------------------------------------------------------

Import/Export - 0.2%
Castle Brands*                            87,463                385
                                                       --------------

Total Import/Export                                             385
---------------------------------------------------------------------

Industrial Audio & Video Products - 0.5%
SRS Labs*                                120,428                883
                                                       --------------

Total Industrial Audio & Video Products                         883
---------------------------------------------------------------------

Insurance Brokers - 0.8%
eHealth*                                  53,954              1,495
                                                       --------------

Total Insurance Brokers                                       1,495
_____________________________________________________________________

Internet Application Software - 3.5%
DealerTrack Holdings*                    123,255              5,162
Vocus*                                    37,333              1,092
                                                       --------------

Total Internet Application Software                           6,254
_____________________________________________________________________

Internet Financial Services - 3.3%
Authorize.net Holdings*                  194,220              3,424
Online Resources*                        191,585              2,422
                                                       --------------

Total Internet Financial Services                             5,846
_____________________________________________________________________

Internet Infrastructure Software - 0.3%
Radvision*                                33,898                595
                                                       ______________

Total Internet Infrastructure Software                          595
_____________________________________________________________________

Investment Management/Advisory Services - 2.8%
Affiliated Managers Group*                40,130              5,117
                                                       ______________

Total Investment Management/Advisory Services                 5,117
---------------------------------------------------------------------

Medical Imaging Systems - 0.7%
IRIS International*                       62,185              1,194
                                                       --------------

Total Medical Imaging Systems                                 1,194
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Medical Instruments - 2.0%
Abaxis*                                   48,110       $      1,080
Conceptus*                               136,717              2,595
                                                       --------------

Total Medical Instruments                                     3,675
---------------------------------------------------------------------

Medical Laser Systems - 1.0%
Cynosure, Cl A*                           49,550              1,828
                                                       --------------

Total Medical Laser Systems                                   1,828
---------------------------------------------------------------------

Medical-Biomedical/Genetic - 2.9%
Alexion Pharmaceuticals*                  17,920              1,167
Keryx Biopharmaceuticals*                142,230              1,414
Lifecell*                                 70,370              2,644
                                                       ______________

Total Medical-Biomedical/Genetic                              5,225
_____________________________________________________________________

Medical-Drugs - 1.3%
Indevus Pharmaceuticals*                 179,790              1,242
Medicis Pharmaceutical, Cl A              36,310              1,108
                                                       --------------

Total Medical-Drugs                                           2,350
_____________________________________________________________________

Medical-Nursing Homes - 0.8%
Skilled Healthcare Group, Cl A*           88,390              1,392
                                                       --------------

Total Medical-Nursing Homes                                   1,392
_____________________________________________________________________

Metal Processors & Fabricators - 2.0%
Ladish*                                   63,373              3,516
                                                       --------------

Total Metal Processors & Fabricators                          3,516
_____________________________________________________________________

Networking Products - 1.3%
Atheros Communications*                   30,160                904
Switch & Data Facilities*                 86,032              1,401
                                                       --------------

Total Networking Products                                     2,305
_____________________________________________________________________

Oil Companies-Exploration & Production - 3.3%
Arena Resources*                          30,740              2,014
ATP Oil & Gas*                            45,700              2,149
Parallel Petroleum*                      101,840              1,730
                                                       ______________

Total Oil Companies-Exploration & Production                  5,893
---------------------------------------------------------------------

Oil Field Machinery & Equipment - 3.4%
Dresser-Rand Group*                       76,030              3,247
T-3 Energy Services*                      66,010              2,815
                                                       ______________

Total Oil Field Machinery & Equipment                         6,062
---------------------------------------------------------------------

Oil-Field Services - 1.2%
W-H Energy Services*                      28,480              2,100
                                                       ______________

Total Oil-Field Services                                      2,100
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Physical Therapy/Rehabilitation Centers - 2.7%
Psychiatric Solutions*                   122,655       $      4,818
                                                       --------------

Total Physical Therapy/Rehabilitation Centers                 4,818
---------------------------------------------------------------------

Pollution Control - 0.4%
Fuel Tech*                                28,880                638
                                                       --------------

Total Pollution Control                                         638
---------------------------------------------------------------------

Printing-Commercial - 0.9%
VistaPrint*                               44,580              1,666
                                                       ______________

Total Printing-Commercial                                     1,666
_____________________________________________________________________

Private Corrections - 0.8%
Geo Group*                                49,830              1,476
                                                       ______________

Total Private Corrections                                     1,476
_____________________________________________________________________

Publishing-Newspapers - 0.8%
Dolan Media*                              56,280              1,368
                                                       ______________

Total Publishing-Newspapers                                   1,368
---------------------------------------------------------------------

Retail-Restaurants - 0.5%
BJ's Restaurants*                         39,630                834
                                                       --------------

Total Retail-Restaurants                                        834
---------------------------------------------------------------------

Retail-Sporting Goods - 0.8%
Zumiez*                                   34,133              1,515
                                                       --------------

Total Retail-Sporting Goods                                   1,515
---------------------------------------------------------------------

Schools - 4.3%
Capella Education*                        55,530              3,105
New Oriental Education & Technology
   Group ADR*                             14,370                957
Strayer Education                         21,220              3,578
                                                       --------------

Total Schools                                                 7,640
_____________________________________________________________________

Semiconductor Equipment - 1.5%
Tessera Technologies*                     74,130              2,780
                                                       --------------

Total Semiconductor Equipment                                 2,780
---------------------------------------------------------------------

Telecommunications Equipment - 0.7%
OpNext*                                  109,630              1,272
                                                       ______________

Total Telecommunications Equipment                            1,272
_____________________________________________________________________

Telecommunications Services - 3.5%
Cbeyond*                                  30,785              1,256
Orbcomm*                                 220,032              1,657
Time Warner Telecom, Cl A*               150,120              3,298
                                                       --------------

Total Telecommunications Services                             6,211
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Theaters - 0.8%
National CineMedia                        63,080       $      1,413
                                                       --------------

Total Theaters                                                1,413
---------------------------------------------------------------------

Therapeutics - 1.2%
Theravance*                               83,070              2,167
                                                       --------------

Total Therapeutics                                            2,167
---------------------------------------------------------------------

Transactional Software - 2.9%
Innerworkings*                           166,913              2,876
VeriFone Holdings*                        52,481              2,326
                                                       --------------

Total Transactional Software                                  5,202
---------------------------------------------------------------------

Web Hosting/Design - 1.4%
Equinix*                                  28,460              2,524
                                                       --------------

Total Web Hosting/Design                                      2,524
---------------------------------------------------------------------

Wireless Equipment - 1.7%
Aruba Networks*                           58,418              1,168
Globecomm Systems*                        69,000                915
Novatel Wireless*                         41,331                936
                                                       --------------

Total Wireless Equipment                                      3,019
_____________________________________________________________________

Wound, Burn & Skin Care - 0.7%
Obagi Medical Products*                   64,068              1,182
                                                       --------------

Total Wound, Burn & Skin Care                                 1,182
                                                       ______________

Total Common Stock (Cost $137,468)                          169,986
_____________________________________________________________________

Investment Company - 3.5%
Index Fund-Small Cap - 3.5%
iShares Russell 2000 Growth Index Fund    73,139              6,227
                                                       ______________

Total Investment Company (Cost $6,411)                        6,227
---------------------------------------------------------------------

Money Market Fund - 3.1%
Evergreen Select Money Market Fund,
   Institutional Class,
   5.250% (D)                          5,543,819              5,544
                                                       ______________

Total Money Market Fund (Cost $5,544)                         5,544
_____________________________________________________________________

Total Investments - 101.4% (Cost $149,423)                  181,757
_____________________________________________________________________

Other Assets and Liabilities, Net - (1.4)%                   (2,499)
---------------------------------------------------------------------

Total Net Assets - 100.0%                              $    179,258
---------------------------------------------------------------------


For descriptions of abbreviations and footnotes, please refer to page 122.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL FOCUSED FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Liberty Ridge Capital, Inc.


Performance Highlights

o For the six-month period ended September 30, 2007, the Old Mutual Focused Fund outperformed its benchmark, the S&P 500 Index. The Fund's Class Z shares posted a 10.37% return versus 8.44% for the S&P 500 Index and 7.40% for the Russell 3000(R) Index.

o Among holdings which contributed most to the Fund's return were General Electric, EMC and Cisco Systems. A significant position in General Electric was the top performing portfolio holding during the period as the company enjoyed solid operational performance and continued its program of share buybacks and divestitures of lower growth segments.

o The Fund benefited from an underweight position in financials, which limited exposure to banks and other mortgage-related companies.

o Marsh & McLennan, Comcast and Wyeth were detractors from the Fund's positive return.

o    The Fund's  underweight  exposure to the strong  performing  energy  sector
     detracted   from   performance,   as  did  its  lack  of  exposure  to  the
     telecommunications sector.

Q.   How did the Fund perform relative to its benchmark?

A. For the six-month period ended September 30, 2007, the Old Mutual Focused Fund (the "Fund") outperformed its benchmark, the S&P 500 Index. The Fund's Class Z shares posted a 10.37% return versus 8.44% for the S&P 500 Index and 7.40% for the Russell 3000(R) Index. Performance for all share classes can be found on page 30.

Q.   What investment environment did the Fund face during the past six months?

A. During the period under review, large cap stocks outperformed mid and small capitalization companies. Several themes emerged over the past six months, with two seeming to dominate market sentiment. First, continued strength of emerging markets' gross domestic product growth led to strong interest from market participants. Market segments associated with that growth (basic materials, infrastructure development and firms with high levels of non-U.S. sales and earnings) experienced strong investor interest, leading many growth and momentum stocks to outperform. This interest was intensified by the weakening dollar which made foreign earnings more valuable. Second, housing market woes and mortgage market deterioration brought about a precipitous equity market decline in late July and early August, sharply increasing volatility. Recognition of the mortgage market's troubles prompted a decreased willingness for market participants to adequately price heretofore liquid financial instruments such as commercial paper and asset-backed securities, leading to a credit crunch that had the potential to severely disrupt all markets. A 50 basis point reduction in the Federal Funds rate in mid-September brought about a swift equity market rebound so that by month-end most domestic equity indexes had recovered earlier losses and were once again near all-time highs.

Q.   Which market factors influenced the Fund's relative performance?

A. Stock specific factors rather than macroeconomic themes contributed most to the Fund's relative results. For the six-month period, relative gains came largely from stock selection, rather than sector allocations.

Q.   How did portfolio composition affect Fund performance?

A. Among holdings that contributed most to the Fund's return were General Electric, EMC and Cisco Systems. A significant position in General Electric was the top performing portfolio holding during the period as the company enjoyed solid operational performance and continued its program of share buybacks and divestitures of lower growth segments. Two information technology companies were important contributors: EMC, an enterprise software provider that benefited from a partial spin-off of its fast growing VMWare segment in a positively-received initial public offering; and Cisco Systems, a network equipment manufacturer that delivered a series of positive earnings results, coupled with increased long-term revenue targets from company management.

     The Fund also benefited from stock selection and an underweight position in financials, which limited exposure to banks and other mortgage-related companies. Overweight positions and stock selection in both materials and industrials also contributed positively to the Fund's relative results. The Fund's underweight exposure to the strong performing energy sector detracted from performance, as did its lack of exposure to the telecommunications sector. Poor stock selection within the healthcare sector also hurt the Fund's relative return.

Focused Fund

     Marsh & McLennan, Comcast and Wyeth were detractors from the Fund's positive return. Professional services provider, Marsh & McLennan, was negatively impacted by disappointment over the results of its restructuring efforts, including the sale of its asset management business. Cable provider, Comcast, experienced weaker near-term subscriber growth and lacked positive catalysts. Pharmaceutical company, Wyeth, experienced a market decline due to a delay in bringing its promising depression and menopause drug, Pristiq, to market.

Q.   What is the investment outlook?

A. Liberty Ridge Capital, Inc., the Fund's sub-advisor, continues to focus on finding companies it believes will do well regardless of short-term macroeconomic preoccupations and believes a long-term outlook rewards investors over time.


Top Ten Holdings
as of September 30, 2007

Maxim Integrated Products       10.1%
-------------------------------------
General Electric                 8.7%
-------------------------------------
Microsoft                        8.1%
-------------------------------------
Pfizer                           4.7%
-------------------------------------
Walgreen                         4.2%
-------------------------------------
Cisco Systems                    4.0%
-------------------------------------
Comcast, Special Cl A            3.9%
-------------------------------------
Berkshire Hathaway, Cl A         3.8%
-------------------------------------
El Paso                          3.8%
-------------------------------------
Dover                            3.7%
-------------------------------------
As a percentage of Total
Fund Investments                55.0%
-------------------------------------


                                                                    Focused Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of September 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                Six          One        Annualized    Annualized    Annualized
                                              Inception        Month         Year         3 Year        5 Year       Inception
                                                Date           Return       Return        Return        Return        to Date
------------------------------------------------------------------------------------------------------------------------------------
Class Z                                        02/12/99       10.37%        16.90%        15.91%        17.17%         12.67%
Class A with load                              09/30/03        3.91%         9.93%        13.37%          n/a          13.34%
Class A without load                           09/30/03       10.26%        16.62%        15.63%          n/a          15.03%
Class C with load                              09/30/03        8.83%        14.75%        14.75%          n/a          14.17%
Class C without load                           09/30/03        9.83%        15.75%        14.75%          n/a          14.17%
Class R                                        12/20/06 (1)    9.71%          n/a           n/a           n/a           6.18%+
Institutional Class                            12/20/06 (1)   10.37%          n/a           n/a           n/a           7.09%+
S&P 500 Index (2)                              02/12/99        8.44%        16.44%        13.14%        15.45%          3.89%
Russell 3000(R) Index (2)                      02/12/99        7.40%        16.52%        13.74%        16.18%          5.09%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1-3.

+ Cumulative return since inception.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

(2) The Fund has changed its performance benchmark from the Russell 3000(R) Index to the S&P 500 Index as the S&P 500 Index better reflects the Fund's investment strategy.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C, Class R and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.44% and 1.15%; 1.73% and 1.40%; 5.22% and 2.15%;
1.79% and 1.65%; and 0.85% and 0.80%, respectively. Expenses for Class R and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
-----------------------------------------------------------------------------------------------------------------------------------
                                  2/12/99  Mar 99   Mar 00   Mar 01   Mar 02   Mar 03   Mar 04   Mar 05   Mar 06   Mar 07   Sep 07
Old Mutual Focused Fund, Class Z  $10,000  $10,136  $19,174  $18,485  $17,343  $12,858  $18,404  $19,924  $21,892  $25,362  $27,992

S&P 500 Index                     $10,000  $10,475  $12,354   $9,675   $9,699   $7,297   $9,860  $10,520  $11,754  $13,144  $14,253

Russell 3000(R) Index             $10,000  $10,426  $12,749   $9,911  $10,087   $7,599  $10,501  $11,246  $12,852  $14,302  $15,360




Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of February 12, 1999 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2007 - % of Total Fund Investments
--------------------------------------------------------------------------------
Information Technology    31%
            Industrial    18%
            Financials    14%
           Health Care    11%
      Consumer Staples     8%
             Materials     7%
Consumer Discretionary     4%
                Energy     4%
     Money Market Fund     3%
                        -----
                         100%

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2007 (UNAUDITED)

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Common Stock - 96.6%
Applications Software - 8.1%
Microsoft                                 76,310       $      2,248
                                                       --------------

Total Applications Software                                   2,248
---------------------------------------------------------------------

Beverages-Non-Alcoholic - 1.8%
Coca-Cola                                  8,510                489
                                                       --------------

Total Beverages-Non-Alcoholic                                   489
---------------------------------------------------------------------

Cable TV - 3.9%
Comcast, Special Cl A*                    45,305              1,085
                                                       --------------

Total Cable TV                                                1,085
---------------------------------------------------------------------

Chemicals-Diversified - 1.7%
E.I. du Pont de Nemours                    9,760                484
                                                       --------------

Total Chemicals-Diversified                                     484
---------------------------------------------------------------------

Computers - 1.4%
Dell*                                     14,630                404
                                                       --------------

Total Computers                                                 404
---------------------------------------------------------------------

Computers-Memory Devices - 3.3%
EMC*                                      44,500                926
                                                       --------------

Total Computers-Memory Devices                                  926
---------------------------------------------------------------------

Data Processing/Management - 1.8%
Automatic Data Processing                 10,960                503
                                                       --------------

Total Data Processing/Management                                503
---------------------------------------------------------------------

Diversified Manufacturing Operations - 15.7%
3M                                         9,960                932
Dover                                     20,260              1,032
General Electric                          58,290              2,413
                                                       ______________

Total Diversified Manufacturing Operations                    4,377
_____________________________________________________________________

Fiduciary Banks - 2.5%
State Street                              10,390                708
                                                       ______________

Total Fiduciary Banks                                           708
_____________________________________________________________________

Finance-Mortgage Loan/Banker - 2.0%
Freddie Mac                                9,260                546
                                                       ______________

Total Finance-Mortgage Loan/Banker                              546
_____________________________________________________________________

Insurance Brokers - 1.5%
Marsh & McLennan                          16,190                413
                                                       --------------

Total Insurance Brokers                                         413
---------------------------------------------------------------------

Internet Security - 2.8%
Symantec*                                 40,631                787
                                                       --------------

Total Internet Security                                         787
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Medical Instruments - 3.1%
Medtronic                                 15,150       $        855
                                                       ______________

Total Medical Instruments                                       855
_____________________________________________________________________

Medical-Drugs - 7.7%
Pfizer                                    53,920              1,317
Wyeth                                     18,540                826
                                                       --------------

Total Medical-Drugs                                           2,143
---------------------------------------------------------------------

Metal Processors & Fabricators - 3.5%
Sterlite Industries ADR*                  52,430                970
                                                       --------------

Total Metal Processors & Fabricators                            970
---------------------------------------------------------------------

Metal-Aluminum - 1.5%
Alcoa                                     10,610                415
                                                       --------------

Total Metal-Aluminum                                            415
---------------------------------------------------------------------

Multi-Line Insurance - 2.9%
XL Capital, Cl A                          10,240                811
                                                       --------------

Total Multi-Line Insurance                                      811
---------------------------------------------------------------------

Networking Products - 4.0%
Cisco Systems*                            33,670              1,115
                                                       --------------

Total Networking Products                                     1,115
---------------------------------------------------------------------

Non-Hazardous Waste Disposal - 2.7%
Waste Management                          19,860                750
                                                       --------------

Total Non-Hazardous Waste Disposal                              750
---------------------------------------------------------------------

Pipelines - 3.8%
El Paso                                   61,860              1,050
                                                       ______________

Total Pipelines                                               1,050
---------------------------------------------------------------------

Property/Casualty Insurance - 0.9%
Travelers                                  5,160                260
                                                       ______________

Total Property/Casualty Insurance                               260
---------------------------------------------------------------------

Reinsurance - 3.8%
Berkshire Hathaway, Cl A*                      9              1,067
                                                       ______________

Total Reinsurance                                             1,067
---------------------------------------------------------------------

Retail-Drug Store - 6.1%
CVS Caremark                              13,400                531
Walgreen                                  24,940              1,178
                                                       ______________

Total Retail-Drug Store                                       1,709
_____________________________________________________________________

OLD MUTUAL FOCUSED FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2007 (UNAUDITED)

---------------------------------------------------------------------

Description                               Shares        Value (000)
---------------------------------------------------------------------

Semiconductor Components-Integrated Circuits - 10.1%
Maxim Integrated Products                 95,660       $      2,808
                                                       --------------
Total Semiconductor
   Components-Integrated Circuits                             2,808
                                                       --------------

Total Common Stock (Cost $23,005)                            26,923
---------------------------------------------------------------------

Money Market Fund - 3.0%
Evergreen Select Money Market Fund,
   Institutional Class,
   5.250% (D)                            833,403                833
                                                       --------------

Total Money Market Fund (Cost $833)                             833
---------------------------------------------------------------------

Total Investments - 99.6% (Cost $23,838)                     27,756
---------------------------------------------------------------------

Other Assets and Liabilities, Net - 0.4%                        117
---------------------------------------------------------------------

Total Net Assets - 100.0%                              $     27,873
---------------------------------------------------------------------


For descriptions of abbreviations and footnotes, please refer to page 122.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL GROWTH FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors: Munder Capital Management and Turner Investment Partners, Inc.


Performance Highlights

o For the six-month period ended September 30, 2007, Class Z shares of the Old Mutual Growth Fund were up 17.95%, significantly outperforming the Fund's benchmarks, the Russell Midcap(R) Growth Index and the S&P MidCap 400 Index, up 9.03% and 4.92%, respectively.

o Results in all but one of the ten economic sectors contributed positively to the Fund's relative returns versus the Russell Midcap(R) Growth Index. Despite concerns that U.S. consumer spending would decline, stock selection within the consumer discretionary sector was very strong on both a relative and absolute basis.

o The Fund's relative outperformance was primarily the result of favorable stock selection. Among holdings that contributed most to the Fund's outperformance were aQuantive (no longer a Fund holding), National Oilwell Varco and GameStop.

o A few decliners hampered the Fund's positive results during the period, among them were Akamai Technologies, RAIT Financial Trust (no longer a Fund holding) and PMI Group (no longer a Fund holding).

Q.   How did the Fund perform relative to its benchmarks?

A. For the six-month period ended September 30, 2007, Class Z shares of the Old Mutual Growth Fund (the "Fund") were up 17.95%, significantly outperforming its benchmarks, the Russell Midcap(R) Growth Index and the S&P MidCap 400 Index, up 9.03% and 4.92%, respectively. Performance for all share classes can be found on page 35.

Q.   What investment environment did the Fund face during the past six months?

A. During the six-month period, the domestic economy began to show signs of a slowdown and earnings growth decelerated. Although most leading stock market indexes were near all-time highs by the end of September, the third calendar quarter was volatile. In August, concerns about the mortgage and credit markets escalated and most major equity markets were down sharply. Through quick action and steps taken by global central banks to improve worldwide liquidity, modern monetary policy defused a potentially serious crisis flowing from a meltdown in the valuation of mortgage-backed securities that impacted investor confidence. By mid-September, the Federal Reserve (the "Fed") came to the rescue by reducing the Federal Funds and Discount Rates and stocks quickly recovered. Growth outperformed value stocks by a significant margin during the period because the environment favored companies that continued to deliver earnings. The financials sector has been under particular stress, as credit markets have tightened notwithstanding the Fed's interest rate reductions.

Q.   Which market factors influenced the Fund's relative performance?

A. The bursting of the credit bubble refocused investors on fundamentals, rather than speculation on targets with private equity takeout potential. During the six-month period, the stock market largely favored companies that were able to produce solid earnings growth in a weakening economy. The return of growth stocks to favor has been aided by an overall deceleration in earnings growth. As companies with above-average earnings growth become scarcer due to a weakening economy, investors are gravitating toward bona fide growth stocks. The Fund's portfolio was positioned to benefit from the market environment that prevailed during the period.

Q.   How did portfolio composition affect Fund performance?

A. Results in all but one of the ten economic sectors contributed positively to the Fund's relative returns versus the Russell Midcap(R) Growth Index. Despite concerns that U.S. consumer spending would decline, stock selection within the consumer discretionary sector was very strong on both a relative and absolute basis. Favorable stock selection in energy and industrials also contributed significantly to relative outperformance. Other sectors that contributed to the Fund's performance included information technology, materials and health care. Somewhat surprisingly, the single sector in which the Fund underperformed was not financials. Despite the rapidity and breadth of the contagion of credit concerns, liquidity issues and the subprime mortgage debacle, stock selection was positive within the financial sector. The utilities sector was the Fund's lone area of slight underperformance relative to the benchmarks.

     The Fund's relative outperformance was primarily the result of favorable stock selection. Among holdings that contributed most to the Fund's outperformance were aQuantive (no longer a Fund holding), National Oilwell Varco and GameStop. The greatest single contributor was aQuantive, a highly successful family of digital marketing companies. The holding was sold when the company was acquired by Microsoft for a huge premium. National Oilwell Varco is a worldwide provider of equipment and components used in oil and gas drilling and production operations, oilfield services and supply chain

                                                                     Growth Fund

--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors: Munder Capital Management and Turner Investment Partners, Inc.


Top Ten Holdings
as of September 30, 2007

National Oilwell Varco              2.4%
----------------------------------------
GameStop, Cl A                      1.9%
----------------------------------------
NII Holdings                        1.8%
----------------------------------------
McDermott International             1.8%
----------------------------------------
Oshkosh Truck                       1.3%
----------------------------------------
Affiliated Managers Group           1.3%
----------------------------------------
Penn National Gaming                1.3%
----------------------------------------
Crown Castle International          1.3%
----------------------------------------
Stericycle                          1.2%
----------------------------------------
L-3 Communications
Holdings                            1.1%
----------------------------------------
As a percentage of Total
Fund Investments                   15.4%
----------------------------------------


     integration services to the upstream oil and gas industry. The company's share price increased on an announcement for an order of a deepwater drill ship from Hyundai Heavy with delivery expected September 2010. Specialty software retailer, GameStop, posted better than expected video game results and software sales. The company's management believes European sales could eventually match U.S business and expects to open at least 300 new U.S. stores annually for the next few years and are on track to open at least 500 stores worldwide this year.

     A few decliners hampered the Fund's positive results during the period, among them were Akamai Technologies ("Akamai"), RAIT Financial Trust (no longer a Fund holding) and PMI Group (no longer a Fund holding). Akamai's principal activity is to provide services for accelerating and improving the delivery of content and applications over the internet. The company's stock plunged despite reporting earnings in line with analysts' estimates and beating revenue expectations. The other two notable detractors were victims of the "subprime contagion": RAIT Financial Trust provides a set of debt financing options to the real estate industry and PMI Group provides residential mortgage insurance and structured finance products to mortgage lenders, savings institutions, commercial banks, capital market participants and investors in the U.S.

Q.   What is the investment outlook for the mid-cap growth equity market?

A. Munder Capital Management ("Munder") believes monetary policy will likely play a major role in steering the financial sector through a stressful period. If a soft landing is accomplished, financials can be expected to perform better. Noting that the Fund's relative performance has been very strong, Munder cautions that investors should manage their expectations appropriately. The sub-advisor points out that sector diversity helped the Fund to withstand a major shock in the credit markets. Munder believes portfolio characteristics indicate that its Fund holdings have stronger fundamentals and a significantly greater growth profile than the benchmark. Despite the belief that value stocks may benefit in the near-term if financials rally due to monetary policy easing, Munder notes that monetary policy easing does not typically coincide with a shift to value over the longer term. The firm believes mid-cap stocks may have a slight edge over smaller companies because investors tend to move higher up the market capitalization spectrum in times of heightened volatility and risk aversion.

     Turner Investment Partners, Inc. ("Turner") believes the stock market will continue to draw strength from the health of the global economy, which Turner expects should help to bolster corporate earnings in the U.S. and around the world. Second quarter profits rose roughly 8% in the U.S., below the double-digit norm of the past three years but still above the long-term average of 7.6%, and Turner thinks profit growth may again reach low double digits in the fourth quarter. In this sub-advisor's analysis, the much-chronicled housing slump and subprime loan malaise probably will not be severe enough to tip the economy into a recession and the stock market into bearish territory. As long as earnings remain reasonably healthy, Turner does not think the stock market is in near-term danger of changing from bullish to bearish.

     Turner's focus remains on owning stocks believed to have superior earnings prospects and currently favors shares of companies in the internet, luxury retailing, consulting, brokerage, investment exchange, mining, energy services, natural gas utility, specialty pharmaceutical, biotechnology, semiconductor, data networking and wireless industries.

Growth Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                     Six       One      Annualized      Annualized      Annualized    Annualized
                                    Inception       Month     Year       3 Year          5 Year          10 Year       Inception
                                      Date         Return    Return      Return          Return          Return         to Date
------------------------------------------------------------------------------------------------------------------------------------
Class Z                             12/19/85        17.95%    30.81%      19.07%          14.63%           2.13%         11.70%
Class A with load                   09/30/03        11.01%    22.94%      16.45%            n/a             n/a          12.07%
Class A without load                09/30/03        17.81%    30.47%      18.78%            n/a             n/a          13.74%
Class C with load                   09/30/03        16.37%    28.49%      17.88%            n/a             n/a          12.89%
Class C without load                09/30/03        17.37%    29.49%      17.88%            n/a             n/a          12.89%
Class R                             12/20/06 (1)    17.34%      n/a         n/a             n/a             n/a          21.52%+
Institutional Class                 12/20/06 (1)    17.98%      n/a         n/a             n/a             n/a          22.39%+
Russell Midcap(R) Growth Index      12/19/85         9.03%    21.22%      17.01%          20.39%           7.47%         12.10%
S&P MidCap 400 Index                12/19/85         4.92%    18.76%      15.63%          18.17%          11.60%         15.00%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action settlements regarding prior fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative indexes can be found on pages 1-3.

+ Cumulative return since inception.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current sub-advisors and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C, Class R and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.33% and 1.10%; 5.41% and 1.35%; 5.91% and 2.10%;
1.66% and 1.60%; and 0.90% and 0.90%, respectively. Expenses for Class R and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
--------------------------------------------------------------------------------------------------------------------------------
                      3/31/97  Mar 98   Mar 99   Mar 00   Mar 01   Mar 02   Mar 03   Mar 04   Mar 05   Mar 06   Mar 07   Sep 07
Old Mutual Growth
Fund, Class Z         $10,000  $13,405  $11,638  $28,929  $12,564  $10,946   $8,033  $10,599  $10,610  $13,414  $13,812  $16,291

Russell Midcap(R)
Growth Index          $10,000  $14,236  $15,502  $27,469  $14,992  $15,697  $11,599  $17,355  $18,797  $23,060  $24,652  $26,878

S&P MidCap 400 Index  $10,000  $14,899  $14,968  $20,669  $19,230  $22,863  $17,501  $26,095  $28,816  $35,046  $38,004  $39,874


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1997 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2007 - % of Total Fund Investments
--------------------------------------------------------------------------------
    Information Technology    21%
                Industrial    16%
    Consumer Discretionary    15%
               Health Care    11%
                    Energy    10%
                Financials     9%
                 Materials     6%
          Consumer Staples     4%
Telecommunication Services     3%
                 Utilities     3%
        Investment Company     1%
         Money Market Fund     1%
                            -----
                             100%

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2007 (UNAUDITED)

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Common Stock - 98.3%
Advertising Sales - 0.7%
Focus Media Holding ADR*                      42,250   $      2,451
Lamar Advertising, Cl A                       38,175          1,870
                                                       ______________

Total Advertising Sales                                       4,321
_____________________________________________________________________

Agricultural Chemicals - 0.9%
Mosaic*                                       28,510          1,526
Syngenta ADR                                  89,900          3,895
                                                       --------------

Total Agricultural Chemicals                                  5,421
_____________________________________________________________________

Apparel Manufacturers - 2.0%
Coach*                                       102,503          4,845
Guess?                                        89,660          4,396
Polo Ralph Lauren                             28,450          2,212
                                                       ______________

Total Apparel Manufacturers                                  11,453
---------------------------------------------------------------------

Applications Software - 1.1%
Citrix Systems*                               82,870          3,341
Salesforce.com*                               56,380          2,894
                                                       ______________

Total Applications Software                                   6,235
---------------------------------------------------------------------

Auction House/Art Dealer - 0.8%
Ritchie Bros Auctioneers                      21,775          1,417
Sotheby's                                     63,875          3,053
                                                       ______________

Total Auction House/Art Dealer                                4,470
---------------------------------------------------------------------

Auto-Medium & Heavy Duty Trucks - 1.3%
Oshkosh Truck                                125,725          7,791
                                                       ______________

Total Auto-Medium & Heavy Duty Trucks                         7,791
---------------------------------------------------------------------

Beverages-Non-Alcoholic - 1.1%
Hansen Natural*                               64,190          3,638
Pepsi Bottling Group                          76,730          2,852
                                                       ______________

Total Beverages-Non-Alcoholic                                 6,490
_____________________________________________________________________

Beverages-Wine/Spirits - 0.5%
Central European Distribution*                62,900          3,014
                                                       ______________

Total Beverages-Wine/Spirits                                  3,014
____________________________________________________________________

Casino Hotels - 0.9%
Wynn Resorts                                  33,390          5,261
                                                       --------------

Total Casino Hotels                                           5,261
_____________________________________________________________________

Cellular Telecommunications - 1.8%
NII Holdings*                                129,260         10,619
                                                       --------------

Total Cellular Telecommunications                            10,619
_____________________________________________________________________


---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Chemicals-Diversified - 0.9%
FMC                                          101,050   $      5,257
                                                       ______________

Total Chemicals-Diversified                                   5,257
---------------------------------------------------------------------

Commercial Banks Non-US - 0.8%
HDFC Bank ADR                                 42,625          4,566
                                                       ______________

Total Commercial Banks Non-US                                 4,566
---------------------------------------------------------------------

Commercial Banks-Western US - 0.3%
Zions Bancorporation                          28,950          1,988
                                                       --------------

Total Commercial Banks-Western US                             1,988
_____________________________________________________________________

Commercial Services-Finance - 0.8%
Wright Express*                              122,700          4,477
                                                       ______________

Total Commercial Services-Finance                             4,477
_____________________________________________________________________

Computer Services - 1.2%
Cognizant Technology Solutions, Cl A*         48,051          3,833
IHS, Cl A*                                    62,125          3,509
                                                       ______________

Total Computer Services                                       7,342
_____________________________________________________________________

Computer Software - 0.9%
Blackbaud                                    145,175          3,664
Omniture*                                     51,300          1,556
                                                       ______________

Total Computer Software                                       5,220
_____________________________________________________________________

Computers-Peripheral Equipment - 0.5%
Logitech International*                      109,025          3,222
                                                       ______________

Total Computers-Peripheral Equipment                          3,222
_____________________________________________________________________

Containers-Metal/Glass - 0.8%
Owens-Illinois*                              110,770          4,591
                                                       --------------

Total Containers-Metal/Glass                                  4,591
---------------------------------------------------------------------

Data Processing/Management - 2.1%
Fidelity National Information Services        48,775          2,164
MasterCard, Cl A                              22,570          3,340
NAVTEQ*                                       38,700          3,017
Paychex                                       94,220          3,863
                                                       --------------

Total Data Processing/Management                             12,384
---------------------------------------------------------------------

Dental Supplies & Equipment - 0.4%
Dentsply International                        54,740          2,279
                                                       --------------

Total Dental Supplies & Equipment                             2,279
---------------------------------------------------------------------

Diagnostic Equipment - 0.6%
Cytyc*                                        77,975          3,716
                                                       --------------

Total Diagnostic Equipment                                    3,716
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Dialysis Centers - 0.4%
DaVita*                                       39,500   $      2,496
                                                       --------------

Total Dialysis Centers                                        2,496
---------------------------------------------------------------------

Distribution/Wholesale - 0.4%
LKQ*                                          69,825          2,431
                                                       --------------

Total Distribution/Wholesale                                  2,431
---------------------------------------------------------------------

Diversified Manufacturing Operations - 1.7%
Harsco                                        62,220          3,688
Roper Industries                              64,320          4,213
SPX                                           25,080          2,321
                                                       --------------

Total Diversified Manufacturing Operations                   10,222
---------------------------------------------------------------------

E-Commerce/Services - 0.8%
Expedia*                                      95,020          3,029
Priceline.com*                                15,880          1,410
                                                       --------------

Total E-Commerce/Services                                     4,439
---------------------------------------------------------------------

Electric Products-Miscellaneous - 0.5%
Ametek                                        68,220          2,948
                                                       --------------

Total Electric Products-Miscellaneous                         2,948
---------------------------------------------------------------------

Electric-Integrated - 1.4%
Entergy                                       23,775          2,574
Northeast Utilities                          192,925          5,512
                                                       --------------

Total Electric-Integrated                                     8,086
---------------------------------------------------------------------

Electric-Transmission - 0.7%
ITC Holdings                                  84,850          4,204
                                                       --------------

Total Electric-Transmission                                   4,204
---------------------------------------------------------------------

Electronic Components-Miscellaneous - 0.5%
Garmin                                        25,180          3,006
                                                       ______________

Total Electronic Measuring Instruments                        3,006
_____________________________________________________________________

Electronic Components-Semiconductors - 3.9%
Altera                                       115,970          2,793
Broadcom, Cl A*                              153,130          5,580
Cavium Networks*                              57,292          1,862
Intersil, Cl A                               111,050          3,712
Microchip Technology                          68,275          2,480
NVIDIA*                                      136,860          4,960
ON Semiconductor*                            114,900          1,443
                                                       ______________

Total Electronic Components-Semiconductors                   22,830
---------------------------------------------------------------------

Electronic Measuring Instruments - 1.0%
Itron*                                        60,275          5,610
                                                       ______________

Total Electronic Measuring Instruments                        5,610
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Electronics-Military - 1.1%
L-3 Communications Holdings                   64,150   $      6,552
                                                       --------------

Total Electronics-Military                                    6,552
---------------------------------------------------------------------

Energy-Alternate Sources - 0.4%
First Solar*                                  22,520          2,652
                                                       --------------

Total Energy-Alternate Sources                                2,652
---------------------------------------------------------------------

Engineering/R&D Services - 3.2%
EMCOR Group*                                 174,875          5,484
McDermott International*                     195,029         10,547
Shaw Group*                                   42,510          2,470
                                                       --------------

Total Engineering/R&D Services                               18,501
---------------------------------------------------------------------

Engines-Internal Combustion - 0.3%
Cummins                                       13,120          1,678
                                                       ______________

Total Engines-Internal Combustion                             1,678
_____________________________________________________________________

Entertainment Software - 1.2%
Activision*                                  139,300          3,008
Electronic Arts*                              71,870          4,024
                                                       --------------

Total Entertainment Software                                  7,032
---------------------------------------------------------------------

Fiduciary Banks - 0.6%
Northern Trust                                51,930          3,441
                                                       ______________

Total Fiduciary Banks                                         3,441
_____________________________________________________________________

Finance-Investment Banker/Broker - 0.5%
TD Ameritrade Holding*                       153,790          2,802
                                                       ______________

Total Finance-Investment Banker/Broker                        2,802
_____________________________________________________________________

Finance-Other Services - 1.8%
CME Group                                      7,025          4,126
IntercontinentalExchange*                     31,480          4,782
Nymex Holdings                                12,650          1,647
                                                       --------------

Total Finance-Other Services                                 10,555
---------------------------------------------------------------------

Food-Baking - 0.7%
Flowers Foods                                179,000          3,902
                                                       ______________

Total Food-Baking                                             3,902
_____________________________________________________________________

Food-Confectionery - 0.9%
WM Wrigley Jr.                                78,980          5,073
                                                       ______________

Total Food-Confectionery                                      5,073
_____________________________________________________________________

Food-Wholesale/Distribution - 0.4%
United Natural Foods*                         87,300          2,376
                                                       ______________

Total Food-Wholesale/Distribution                             2,376
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2007 (UNAUDITED)

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Footwear & Related Apparel - 0.3%
CROCS*                                        22,210   $      1,494
                                                       --------------

Total Footwear & Related Apparel                              1,494
---------------------------------------------------------------------

Funeral Services & Related Items - 0.5%
Service Corp International                   248,550          3,206
                                                       --------------

Total Funeral Services & Related Items                        3,206
---------------------------------------------------------------------

Hazardous Waste Disposal - 1.2%
Stericycle*                                  120,560          6,891
                                                       ______________

Total Hazardous Waste Disposal                                6,891
---------------------------------------------------------------------

Hospital Beds/Equipment - 0.3%
Kinetic Concepts*                             30,760          1,731
                                                       ______________

Total Hospital Beds/Equipment                                 1,731
---------------------------------------------------------------------

Independent Power Producer - 0.3%
NRG Energy*                                   39,550          1,673
                                                       ______________

Total Independent Power Producer                              1,673
---------------------------------------------------------------------

Industrial Gases - 2.2%
Air Products & Chemicals                      38,580          3,772
Airgas                                        99,725          5,149
Praxair                                       44,225          3,704
                                                       ______________

Total Industrial Gases                                       12,625
_____________________________________________________________________

Insurance Brokers - 0.3%
AON                                           34,500          1,546
                                                       ______________

Total Insurance Brokers                                       1,546
---------------------------------------------------------------------

Internet Infrastructure Software - 1.0%
Akamai Technologies*                          54,950          1,579
F5 Networks*                                 123,480          4,592
                                                       ______________

Total Internet Infrastructure Software                        6,171
_____________________________________________________________________

Internet Security - 1.6%
Vasco Data Security International*            91,450          3,229
VeriSign*                                    178,000          6,006
                                                       --------------

Total Internet Security                                       9,235
---------------------------------------------------------------------

Internet Telephony - 0.8%
j2 Global Communications*                    140,025          4,583
                                                       ______________

Total Internet Telephony                                      4,583
---------------------------------------------------------------------

Investment Management/Advisory Services - 3.0%
Affiliated Managers Group*                    60,220          7,679
Blackrock                                     21,625          3,750
Eaton Vance                                   45,150          1,804
T Rowe Price Group                            79,660          4,436
                                                       --------------

Total Investment Management/Advisory Services                17,669
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Leisure & Recreational Products - 0.6%
WMS Industries*                              113,490   $      3,757
                                                       --------------

Total Leisure & Recreational Products                         3,757
---------------------------------------------------------------------

Machinery-Farm - 0.3%
AGCO*                                         31,210          1,585
                                                       --------------

Total Machinery-Farm                                          1,585
---------------------------------------------------------------------

Medical Instruments - 1.4%
Intuitive Surgical*                           16,330          3,756
St. Jude Medical*                             90,650          3,995
Techne*                                       10,225            645
                                                       ______________

Total Medical Instruments                                     8,396
_____________________________________________________________________

Medical Labs & Testing Services - 0.5%
Laboratory Corp of America Holdings*          41,100          3,215
                                                       ______________

Total Medical Labs & Testing Services                         3,215
_____________________________________________________________________

Medical Products - 0.3%
Henry Schein*                                 27,930          1,699
                                                       ______________

Total Medical Products                                        1,699
_____________________________________________________________________

Medical-Biomedical/Genetic - 0.7%
Alexion Pharmaceuticals*                      42,780          2,787
Vertex Pharmaceuticals*                       29,900          1,149
                                                       --------------

Total Medical-Biomedical/Genetic                              3,936
---------------------------------------------------------------------

Medical-Drugs - 1.4%
Allergan                                      70,440          4,542
Shire ADR                                     50,030          3,701
                                                       ______________

Total Medical-Drugs                                           8,243
_____________________________________________________________________

Medical-HMO - 0.3%
Health Net*                                   36,880          1,993
                                                       --------------

Total Medical-HMO                                             1,993
---------------------------------------------------------------------

Metal Processors & Fabricators - 0.9%
Precision Castparts                           36,790          5,444
                                                       --------------

Total Metal Processors & Fabricators                          5,444
---------------------------------------------------------------------

Networking Products - 1.6%
Atheros Communications*                       46,820          1,403
Foundry Networks*                            118,470          2,105
Juniper Networks*                            153,670          5,626
                                                       ______________

Total Networking Products                                     9,134
_____________________________________________________________________

Oil & Gas Drilling - 0.8%
Atlas America                                 20,525          1,060
Diamond Offshore Drilling                     31,740          3,596
                                                       --------------

Total Oil & Gas Drilling                                      4,656
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Oil Companies-Exploration & Production - 3.4%
Chesapeake Energy                             94,150   $      3,320
Quicksilver Resources*                        63,770          3,000
Range Resources                              113,430          4,612
Southwestern Energy*                          84,340          3,530
XTO Energy                                    84,725          5,239
                                                       --------------

Total Oil Companies-Exploration & Production                 19,701
---------------------------------------------------------------------

Oil Field Machinery & Equipment - 3.2%
Cameron International*                        52,190          4,816
National Oilwell Varco*                       96,295         13,915
                                                       ______________

Total Oil Field Machinery & Equipment                        18,731
---------------------------------------------------------------------

Oil-Field Services - 2.3%
Core Laboratories*                            23,250          2,962
Oil States International*                     48,450          2,340
Superior Energy Services*                     83,550          2,961
Weatherford International*                    77,775          5,225
                                                       --------------

Total Oil-Field Services                                     13,488
---------------------------------------------------------------------

Pharmacy Services - 1.1%
Express Scripts*                             116,065          6,479
                                                       ______________

Total Pharmacy Services                                       6,479
_____________________________________________________________________

Physical Therapy/Rehabilitation Centers - 0.5%
Psychiatric Solutions*                        71,950          2,826
                                                       ______________

Total Physical Therapy/Rehabilitation Centers                 2,826
_____________________________________________________________________

Pipelines - 1.7%
Equitable Resources                          113,450          5,885
Williams                                     125,350          4,269
                                                       --------------

Total Pipelines                                              10,154
---------------------------------------------------------------------

Printing-Commercial - 0.4%
VistaPrint*                                   70,940          2,651
                                                       --------------

Total Printing-Commercial                                     2,651
---------------------------------------------------------------------

Private Corrections - 0.7%
Corrections Corp of America*                 146,425          3,832
                                                       ______________

Total Private Corrections                                     3,832
_____________________________________________________________________

Property/Casualty Insurance - 0.6%
ProAssurance*                                 61,050          3,289
                                                       ______________

Total Property/Casualty Insurance                             3,289
_____________________________________________________________________

Racetracks - 1.3%
Penn National Gaming*                        126,800          7,484
                                                       ______________

Total Racetracks                                              7,484
_____________________________________________________________________



---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Real Estate Management/Services - 0.6%
Jones Lang LaSalle                            33,800   $      3,473
                                                       ______________

Total Real Estate Management/Services                         3,473
_____________________________________________________________________

Reinsurance - 0.7%
Axis Capital Holdings                        112,300          4,370
                                                       --------------

Total Reinsurance                                             4,370
_____________________________________________________________________

REITs-Diversified - 0.3%
iStar Financial                               47,300          1,608
                                                       ______________

Total REITs-Diversified                                       1,608
_____________________________________________________________________

Respiratory Products - 0.5%
Resmed*                                       65,600          2,812
                                                       ______________

Total Respiratory Products                                    2,812
_____________________________________________________________________

Retail-Apparel/Shoe - 1.1%
J Crew Group*                                 43,680          1,813
JOS A Bank Clothiers*                         80,950          2,705
Under Armour, Cl A*                           28,890          1,728
                                                       --------------

Total Retail-Apparel/Shoe                                     6,246
---------------------------------------------------------------------

Retail-Automobile - 0.3%
Penske Auto Group                             79,650          1,612
                                                       --------------

Total Retail-Automobile                                       1,612
---------------------------------------------------------------------

Retail-Computer Equipment - 2.0%
GameStop, Cl A*                              203,445         11,464
                                                       --------------

Total Retail-Computer Equipment                              11,464
---------------------------------------------------------------------

Retail-Jewelry - 0.6%
Tiffany                                       66,650          3,489
                                                       --------------

Total Retail-Jewelry                                          3,489
---------------------------------------------------------------------

Retail-Sporting Goods - 1.2%
Dick's Sporting Goods*                        80,700          5,419
Zumiez*                                       36,310          1,611
                                                       --------------

Total Retail-Sporting Goods                                   7,030
---------------------------------------------------------------------

Rubber-Tires - 0.4%
Goodyear Tire & Rubber*                       78,270          2,380
                                                       --------------

Total Rubber-Tires                                            2,380
---------------------------------------------------------------------

Schools - 0.6%
Apollo Group, Cl A*                           58,100          3,495
                                                       --------------

Total Schools                                                 3,495
---------------------------------------------------------------------

OLD MUTUAL GROWTH FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2007 (UNAUDITED)

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Semiconductor Equipment - 1.8%
Formfactor*                                   56,325   $      2,499
Kla-Tencor                                    67,690          3,776
Varian Semiconductor
   Equipment Associates*                      85,365          4,569
                                                       --------------

Total Semiconductor Equipment                                10,844
_____________________________________________________________________

Steel-Producers - 0.9%
Carpenter Technology                          26,650          3,465
Steel Dynamics                                33,770          1,577
                                                       --------------

Total Steel-Producers                                         5,042
---------------------------------------------------------------------

Storage/Warehousing - 0.5%
Mobile Mini*                                 122,575          2,961
                                                       --------------

Total Storage/Warehousing                                     2,961
---------------------------------------------------------------------

Telecommunications Equipment - 0.9%
CommScope*                                   101,975          5,123
                                                       --------------

Total Telecommunications Equipment                            5,123
---------------------------------------------------------------------

Television - 0.1%
Central European
     Media Enterprises, CI A*                  9,080            833
                                                       ______________

Total Television                                                833
_____________________________________________________________________

Therapeutics - 0.7%
BioMarin Pharmaceuticals*                    154,025          3,835
                                                       --------------

Total Therapeutics                                            3,835
---------------------------------------------------------------------

Transactional Software - 0.7%
VeriFone Holdings*                            91,130          4,040
                                                       ______________

Total Transactional Software                                  4,040
_____________________________________________________________________

Transport-Marine - 0.5%
American Commercial Lines*                   121,825          2,891
                                                       --------------

Total Transport-Marine                                        2,891
---------------------------------------------------------------------

Transport-Services - 0.9%
CH Robinson Worldwide                         80,770          4,385
Expeditors International Washington           25,075          1,186
                                                       --------------

Total Transport-Services                                      5,571
---------------------------------------------------------------------

Transport-Truck - 0.2%
Old Dominion Freight Line*                    59,825          1,434
                                                       --------------

Total Transport-Truck                                         1,434
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Veterinary Diagnostics - 1.0%
VCA Antech*                                  144,750   $      6,043
                                                       ______________

Total Veterinary Diagnostics                                  6,043
---------------------------------------------------------------------

Web Portals/ISP - 0.4%
Sina*                                         47,940          2,294
                                                       --------------

Total Web Portals/ISP                                         2,294
_____________________________________________________________________

Wire & Cable Products - 0.9%
General Cable*                                80,475          5,402
                                                       --------------

Total Wire & Cable Products                                   5,402
_____________________________________________________________________

Wireless Equipment - 1.3%
Crown Castle International*                  182,233          7,404
                                                       --------------

Total Wireless Equipment                                      7,404
_____________________________________________________________________

X-Ray Equipment - 0.9%
Hologic*                                      81,985          5,000
                                                       --------------

Total X-Ray Equipment                                         5,000
                                                       ______________

Total Common Stock (Cost $421,991)                          575,166
---------------------------------------------------------------------

Investment Company - 0.8%
Index Fund-Midcap - 0.8%
Midcap SPDR Trust Series 1                    30,450          4,899
                                                       ______________

Total Investment Company (Cost $4,855)                        4,899
_____________________________________________________________________

Money Market Fund - 1.5%
Evergreen Select Money Market
   Fund, Institutional Class,
   5.250% (D)                              8,747,165          8,747
                                                       --------------

Total Money Market Fund (Cost $8,747)                         8,747
---------------------------------------------------------------------

Total Investments - 100.6% (Cost $435,593)                  588,812
---------------------------------------------------------------------

Other Assets and Liabilities, Net - (0.6)%                   (3,590)
---------------------------------------------------------------------

Net Assets - 100.0%                                    $    585,222
_____________________________________________________________________



For descriptions of abbreviations and footnotes, please refer to page 122.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL HEITMAN REIT FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Heitman Real Estate Securities LLC


Performance Highlights

o For the semi-annual period ended September 30, 2007, the Old Mutual Heitman REIT Fund Class Z shares fell (8.02%), closely mirroring its benchmark, the Dow Jones Wilshire Real Estate Securities Index, which declined (8.05%).

o On a sub-sector basis, positioning in hotels had the most positive effect on total return, while retail REITs and specialized REITs were most detrimental.

o On an individual holdings basis, the Fund's positions in Archstone-Smith Trust (no longer a Fund holding), Starwood Hotels & Resorts Worldwide (no longer a Fund holding) and ProLogis contributed positively, helping to bolster its return.

o The three stocks that were most detrimental to the Fund's results over the six-month period were Simon Property Group, General Growth Properties and Public Storage.

Q.   How did the Fund perform relative to its benchmark?

A. For the semi-annual period ended September 30, 2007, the Old Mutual Heitman REIT Fund's (the "Fund") Class Z shares fell (8.02%), closely mirroring its benchmark, the Dow Jones Wilshire Real Estate Securities Index, which declined (8.05%). Performance for all share classes can be found on page 43.

Q.   What investment environment did the Fund face during the past six months?

A. From April through mid-August, the Real Estate Investment Trust ("REIT") market declined sharply, continuing a correction in that market that began in February 2007. Prior to that correction, the REIT market had been enjoying a bull market supported by merger and acquisition activity. The sell-off was spurred by weakness in the housing market that raised concerns about commercial real estate, upheaval in the subprime mortgage market that spilled into all securitized financing products including commercial mortgage-backed securities, and by negative fund flows into U.S. real estate securities. Underlying real estate fundamentals, however, remained positive from a supply and demand perspective. Like most market corrections, the sell-off seemed to be overdone and the REIT market rebounded during late August and September.

Q.   Which market factors influenced the Fund's relative performance?

A. The correction described above was the biggest market factor influencing the Fund's performance during the last six months. During the correction, large-cap REITs lagged the market - in eight out of ten property sectors the largest capitalization REIT underperformed. This was disconcerting as these companies have some of the strongest management teams, the most effective strategies and operate in the best markets. Many of these stocks recovered during August and September.

Q.   How did portfolio composition affect Fund performance?

A. On a sub-sector basis, positioning in hotels had the most positive effect on total return, while retail REITs and specialized REITs were most detrimental.

     On an individual holdings basis, the Fund's positions in Archstone-Smith Trust (no longer a Fund holding), Starwood Hotels & Resorts Worldwide ("Starwood") (no longer a Fund holding) and ProLogis contributed positively, helping to bolster its return. Archstone-Smith Trust, an S&P 500 company, is a recognized leader in apartment investment and operations. The company's portfolio is concentrated in many of the most desirable neighborhoods in the Washington, D.C. metropolitan area, Southern California, the San Francisco bay area, the New York metropolitan area, Seattle and Boston. During the period, Archstone-Smith Trust's share price increased after it announced it had received an offer to take the company private with the closing expected in early October. Starwood advanced on news of merger and acquisition activity in the hotel sector. The stock was sold after it advanced sharply following the announcement that one of its peers, the Hilton hotel chain, would be acquired at a significant premium to its previous price. In the industrial REIT segment, ProLogis is the world's largest owner, manager and developer of distribution facilities, with operations in markets across North America, Europe and Asia. The company has experienced solid growth in industrial fundamentals, coupled with significant growth from its global development pipeline.

     The three stocks that were most detrimental to the Fund's results over the six-month period were Simon Property Group, General Growth Properties and Public Storage. Simon Property Group is an S&P 500 company and the largest public U.S. REIT. Although

                                                               Heitman REIT Fund

--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Heitman Real Estate Securities LLC


Top Ten Holdings
as of September 30, 2007

Simon Property Group                8.9%
----------------------------------------
Vornado Realty Trust                6.4%
----------------------------------------
AvalonBay Communities               4.9%
----------------------------------------
Public Storage                      4.8%
----------------------------------------
Boston Properties                   4.7%
----------------------------------------
ProLogis                            4.6%
----------------------------------------
Host Hotels & Resorts               4.5%
----------------------------------------
General Growth Properties           3.9%
----------------------------------------
SL Green Realty                     3.8%
----------------------------------------
AMB Property                        3.8%
----------------------------------------
As a percentage of Total
Fund Investments                   50.3%
----------------------------------------

     the stock performed roughly in line with the market and outperformed its regional mall peers, the size of the Fund's position made it a sizable detractor. General Growth Properties is the second largest U.S.-based mall REIT and focuses on a combined strategy of development and acquisition. The stock's underperformance followed very strong performance in the first calendar quarter of 2007 when it outperformed both the regional mall sector and the overall benchmark. Public Storage is a fully integrated, self-administered and self-managed REIT that primarily acquires, develops, owns and operates self-storage facilities. The company's storage assets are located across thirty-eight states and in seven western European nations. The stock weakened on a continued slowdown in demand in the storage sector, as well as company-specific issues resulting from the integration/lease-up strategy of the Shurguard storage portfolio it acquired.

Q.   What is the investment outlook for the REIT market?

A.   According to the Fund's  sub-advisor,  Heitman Real Estate  Securities  LLC
     ("Heitman"), one of the most important factors likely to impact the performance of the REIT sector is the strength of the broader economy. In Heitman's view, if the credit markets slowly continue to stabilize and the economy does not dramatically slow, REITs should do fine as real estate fundamentals continue to improve. If the economy continues to slow or the credit markets further weaken, the sub-advisor cautions that the outlook could be more disappointing, as a slowing economy would result in weaker real estate fundamentals that could hurt cash flow growth at properties owned by REITs.

Heitman REIT Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of September 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                     Six       One      Annualized      Annualized      Annualized    Annualized
                                    Inception       Month     Year       3 Year          5 Year          10 Year       Inception
                                      Date         Return    Return      Return          Return          Return         to Date
------------------------------------------------------------------------------------------------------------------------------------
Class Z*                            03/13/89       (8.02)%     2.43%      17.56%          21.36%          12.05%         11.79%
Class A with load                   09/30/03      (13.43)%    (3.68)%     15.00%            n/a             n/a          17.60%
Class A without load                09/30/03       (8.13)%     2.17%      17.28%            n/a             n/a          19.35%
Class C with load                   09/30/03       (9.36)%     0.58%      16.45%            n/a             n/a          18.48%
Class C without load                09/30/03       (8.48)%     1.47%      16.45%            n/a             n/a          18.48%
Class R                             12/20/06 (1)   (8.60)%      n/a         n/a             n/a             n/a         (5.72)%+
Institutional Class                 12/20/06 (1)   (8.03)%      n/a         n/a             n/a             n/a         (4.94)%+
Dow Jones Wilshire Real Estate
     Securities Index               03/13/89       (8.05)%     3.87%      19.71%          22.46%          12.41%         10.18%
S&P 500 Index                       03/13/89        8.44%     16.44%      13.14%          15.45%           6.57%         11.64%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1-3.

* Data includes performance of a predecessor fund class whose inception date was March 13, 1989.

+ Cumulative return since inception.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C, Class R and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.30% and 1.25%; 2.71% and 1.50%; 3.35% and 2.25%;
1.69% and 1.67%; and 0.98% and 0.95%, respectively. Expenses for Class R and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
--------------------------------------------------------------------------------
                         3/31/97  Mar 98   Mar 99   Mar 00   Mar 01    Mar 02  Mar 03   Mar 04   Mar 05   Mar 06    Mar 07  Sep 07
Old Mutual Heitman REIT
Fund, Class Z            $10,000  $11,943   $9,484  $10,014  $12,020  $15,055  $14,192  $21,584  $23,949  $32,923  $39,244  $36,097

S&P 500 Index            $10,000  $14,800  $17,532  $20,677  $16,194  $16,233  $12,214  $16,504  $17,608  $19,673  $22,000  $23,857

Dow Jones Wilshire Real
Estate Securities Index  $10,000  $11,673   $9,375   $9,666  $12,163  $14,803  $14,075  $21,415  $24,052  $33,821  $41,248  $37,928


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1997 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2007 - % of Total Fund Investments
--------------------------------------------------------------------------------
       Regional Malls    17%
      Office Property    16%
     Shopping Centers    13%
           Apartments    13%
          Diversified    10%
 Warehouse/Industrial     8%
               Hotels     8%
          Health Care     7%
              Storage     5%
    Money Market Fund     2%
   Manufactured Homes     1%
                       -----
                        100%

OLD MUTUAL HEITMAN REIT FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2007 (UNAUDITED)

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Common Stock - 96.8%
REITs-Apartments - 12.7%
AvalonBay Communities                         46,100   $      5,443
BRE Properties                                45,600          2,550
Camden Property Trust                         49,500          3,180
Equity Residential                            66,100          2,800
GMH Communities Trust                         58,899            457
                                                       --------------

Total REITs-Apartments                                       14,430
---------------------------------------------------------------------

REITs-Diversified - 10.2%
Colonial Properties Trust                     49,000          1,681
Digital Realty Trust                          48,300          1,903
PS Business Parks                             14,200            807
Vornado Realty Trust                          65,800          7,195
                                                       --------------

Total REITs-Diversified                                      11,586
_____________________________________________________________________

REITs-Health Care - 7.0%
Health Care                                   56,800          2,513
Nationwide Health Properties                  90,300          2,720
Ventas                                        64,100          2,654
                                                       --------------

Total REITs-Health Care                                       7,887
---------------------------------------------------------------------

REITs-Hotels - 8.5%
DiamondRock Hospitality                      123,600          2,152
Host Hotels & Resorts                        225,630          5,063
LaSalle Hotel Properties                      58,300          2,453
                                                       --------------

Total REITs-Hotels                                            9,668
---------------------------------------------------------------------

REITs-Manufactured Homes - 0.5%
Equity Lifestyle Properties                   11,200            580
                                                       ______________

Total REITs-Manufactured Homes                                  580
_____________________________________________________________________

REITs-Office Property - 15.8%
BioMed Realty Trust                           76,500          1,844
Boston Properties                             50,600          5,257
Corporate Office Properties Trust             67,500          2,810
Highwoods Properties                          53,600          1,965
Kilroy Realty                                 29,800          1,807
SL Green Realty                               36,100          4,215
                                                       --------------

Total REITs-Office Property                                  17,898
---------------------------------------------------------------------

REITs-Regional Malls - 16.4%
CBL & Associates Properties                   43,400          1,521
General Growth Properties                     80,700          4,327
Simon Property Group                          99,900          9,990
Taubman Centers                               49,800          2,727
                                                       --------------

Total REITs-Regional Malls                                   18,565
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

REITs-Shopping Centers - 12.7%
Acadia Realty Trust                           50,200   $      1,362
Federal Realty Investment Trust               34,800          3,083
Kimco Realty                                  80,400          3,635
Kite Realty Group Trust                       64,900          1,220
Regency Centers                               50,400          3,868
Tanger Factory Outlet Centers                 28,700          1,165
                                                       --------------

Total REITs-Shopping Centers                                 14,333
---------------------------------------------------------------------

REITs-Storage - 4.8%
Public Storage                                68,300          5,372
                                                       ______________

Total REITs-Storage                                           5,372
---------------------------------------------------------------------

REITs-Warehouse/Industrial - 8.2%
AMB Property                                  70,400          4,211
ProLogis                                      77,080          5,114
                                                       ______________

Total REITs-Warehouse/Industrial                              9,325
                                                       ______________

Total Common Stock (Cost $82,443)                           109,644
_____________________________________________________________________

Money Market Fund - 2.2%
Evergreen Select Money Market Fund,
   Institutional Class,
   5.250% (D)                              2,456,591          2,457
                                                       ______________

Total Money Market Fund (Cost $2,457)                         2,457
_____________________________________________________________________

Total Investments - 99.0% (Cost $84,900)                    112,101
_____________________________________________________________________

Other Assets and Liabilities, Net - 1.0%                      1,139
---------------------------------------------------------------------

Total Net Assets - 100.0%                              $    113,240
---------------------------------------------------------------------


For descriptions of abbreviations and footnotes, please refer to page 122.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL LARGE CAP FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Liberty Ridge Capital, Inc.

Performance Highlights

o For the six-month period ended September 30, 2007, the Old Mutual Large Cap Fund's Class Z shares posted an 8.27% return which closely mirrored the 8.44% gain of its benchmark, the S&P 500 Index.

o Contributing most to the Fund's return were General Electric, EMC and Cisco Systems.

o The Fund benefited from underweight positions in financials, which limited exposure to banks and other mortgage-related companies, and utilities, which underperformed for the period.

Q.   How did the Fund perform relative to its benchmark?

A. For the six-month period ended September 30, 2007, the Old Mutual Large Cap Fund's (the "Fund") Class Z shares posted an 8.27% return which closely mirrored the 8.44% gain of its benchmark, the S&P 500 Index. Performance for all share classes can be found on page 47.

Q.   What investment environment did the Fund face during the past six months?

A.   Over  the  past  six  months,   emerging   market   strength   and  housing
     market-related concerns were the themes that seemed to dominate market sentiment.

     Continued strength of emerging markets gross domestic product growth led to continued strong interest from market participants. Associated market segments such as basic materials, infrastructure development and firms with high levels of non-U.S. sales and earnings saw continued interest, leading many growth and momentum stocks to outperform. A weak dollar intensified this non-U.S. theme, since foreign earnings became more valuable as the dollar declined against all major foreign currencies.

     The housing market downturn and mortgage market deterioration caused a sharp equity market decline in late July and early August and led to increased market volatility. Recognition of trouble in the mortgage market was followed by difficulties in pricing a wide variety of heretofore liquid financial instruments such as commercial paper and asset-backed securities, resulting in a credit crunch that had the potential to severely disrupt all markets.

     Over the six-month period, growth stocks dramatically outperformed value, and large cap stocks outperformed mid- and small-cap stocks. A 50-basis point cut by the Federal Reserve in mid-September, although it did not completely stabilize credit markets, helped to calm nerves and bring about an equity market rebound. By the end of September, most domestic market indexes had fully recovered earlier period losses and were nearing all-time highs.

Q.   Which market factors influenced the Fund's relative performance?

A. Stock specific factors, rather than macroeconomic themes, typically were the dominant drivers of the Fund's relative results. For the six-month period, relative gains resulted largely from stock selection rather than sector weightings.

Q.   How did portfolio composition affect Fund performance?

A. Contributing most to the Fund's return were General Electric, EMC and Cisco Systems. General Electric enjoyed solid operational performance and continued its program of share buybacks and divestitures of lower growth segments. EMC is an enterprise software provider that benefited from a partial spin-off of its fast growing VMWare segment in a positively-received initial public offering. Another information technology holding, Cisco Systems, delivered a series of positive earnings results, coupled with increased long term revenue targets from company management.

     Holdings that detracted from the Fund's results included: Marsh & McLennan, as the professional services provider was negatively impacted by investor disappointment over the results of its restructuring efforts which included the sale of its asset management arm; Comcast, a cable provider that suffered from weaker near-term subscriber growth and lack of positive catalysts; and JC Penney, a retailer that experienced disappointing monthly sales results.

                                                                  Large Cap Fund

--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Liberty Ridge Capital, Inc.

Top Ten Holdings
as of September 30, 2007

Maxim Integrated Products         5.3%
--------------------------------------
General Electric                  5.3%
--------------------------------------
Microsoft                         4.9%
--------------------------------------
Pfizer                            4.5%
--------------------------------------
Comcast, Special Cl A             4.2%
--------------------------------------
Walgreen                          4.1%
--------------------------------------
Berkshire Hathaway, Cl A          4.0%
--------------------------------------
American International Group      3.8%
--------------------------------------
El Paso                           3.8%
--------------------------------------
Sterlite Industries ADR           3.5%
--------------------------------------
As a percentage of Total
Fund Investments                 43.4%
--------------------------------------

     Although sector allocation was not the primary driver of its relative performance, the Fund did benefit from an underweight position in financials, which limited exposure to banks and other mortgage-related companies, and from an underweight position in the utilities sector, which underperformed for the period. Detractors from the Fund's performance included an underweight exposure to the energy sector, poor stock selection in the health care sector and exposure to semiconductor stocks.

Q.   What is the investment outlook for the large cap equity market?

A. Macroeconomic preoccupations such as inflation and changes in interest rate policy tend to drive short-term investor sentiment. Liberty Ridge Capital, Inc. ("Liberty Ridge"), the Fund's sub-advisor, continues to focus on finding companies it believes will do well regardless of short-term macroeconomic issues. Liberty Ridge believes a long-term outlook rewards investors over time and remains comfortable with the Fund's current holdings.

Large Cap Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                     Six       One      Annualized      Annualized      Annualized    Annualized
                                    Inception       Month     Year        3 Year          5 Year          10 Year      Inception
                                      Date         Return    Return       Return          Return          Return        to Date
------------------------------------------------------------------------------------------------------------------------------------
Class Z                             12/31/96        8.27%     14.63%      12.95%          13.03%           8.93%         10.52%
Advisor Class                       12/29/00        8.10%     14.30%      12.64%          12.75%            n/a           3.17%
Class A with load                   09/30/03        1.91%      7.74%      10.43%            n/a             n/a           9.63%
Class A without load                09/30/03        8.09%     14.35%      12.65%            n/a             n/a          11.28%
Class C with load                   09/30/03        6.67%     12.44%      11.80%            n/a             n/a          10.45%
Class C without load                09/30/03        7.67%     13.44%      11.80%            n/a             n/a          10.45%
Class R                             12/20/06 (1)    7.56%       n/a         n/a             n/a             n/a           5.23%+
Institutional Class                 12/20/06 (1)    8.13%       n/a         n/a             n/a             n/a           6.06%+
S&P 500 Index                       12/31/96        8.44%     16.44%      13.14%          15.45%           6.57%          8.69%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action settlements regarding prior fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages 1-3.

+ Cumulative return since inception.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Advisor Class, Class A, Class C, Class R and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.22% and 1.15%; 2.34% and 1.40%; 4.48% and 1.40%; 7.38% and 2.15%; 1.62% and 1.62%; and 0.83% and 0.83%,
respectively. Expenses for Class R and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
--------------------------------------------------------------------------------------------------------------------------------
                      3/31/97  Mar 98   Mar 99   Mar 00   Mar 01   Mar 02   Mar 03   Mar 04   Mar 05   Mar 06   Mar 07   Sep 07
Old Mutual Large Cap
Fund, Class Z         $10,000  $13,947  $16,777  $19,168  $23,082  $22,191  $16,037  $20,399  $20,956  $22,813  $26,764  $28,977

S&P 500 Index         $10,000  $14,800  $17,532  $20,677  $16,194  $16,233  $12,214  $16,504  $17,608  $19,673  $22,000  $23,857


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1997 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2007 - % of Total Fund Investments
--------------------------------------------------------------------------------
Information Technology   26%
           Financials    19%
          Health Care    13%
           Industrial    11%
     Consumer Staples    10%
Consumer Discretionary    8%
            Materials     7%
               Energy     5%
    Money Market Fund     1%
                       -----
                        100%

OLD MUTUAL LARGE CAP FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2007 (UNAUDITED)

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Common Stock - 97.9%
Applications Software - 4.8%
Microsoft                                    134,310   $      3,957
                                                       --------------

Total Applications Software                                   3,957
---------------------------------------------------------------------

Beverages-Non-Alcoholic - 1.0%
Coca-Cola                                     14,860            854
                                                       --------------

Total Beverages-Non-Alcoholic                                   854
---------------------------------------------------------------------

Cable TV - 5.9%
Comcast, Special Cl A*                       140,340          3,363
Time Warner Cable, Cl A*                      44,300          1,453
                                                       ______________

Total Cable TV                                                4,816
_____________________________________________________________________

Chemicals-Diversified - 1.9%
E.I. du Pont de Nemours                       31,740          1,573
                                                       ______________

Total Chemicals-Diversified                                   1,573
_____________________________________________________________________

Computers - 1.4%
Dell*                                         40,170          1,109
                                                       --------------

Total Computers                                               1,109
---------------------------------------------------------------------

Computers-Memory Devices - 2.5%
EMC*                                          97,820          2,035
                                                       --------------

Total Computers-Memory Devices                                2,035
---------------------------------------------------------------------

Data Processing/Management - 1.9%
Automatic Data Processing                     34,000          1,562
                                                       --------------

Total Data Processing/Management                              1,562
---------------------------------------------------------------------

Diversified Manufacturing Operations - 8.1%
3M                                            24,980          2,337
General Electric                             103,640          4,291
                                                       ______________

Total Diversified Manufacturing Operations                    6,628
_____________________________________________________________________

Electronic Components-Miscellaneous - 0.6%
Tyco Electronics*                             14,975            530
                                                       --------------

Total Electronic Components-Miscellaneous                       530
---------------------------------------------------------------------

Fiduciary Banks - 2.4%
State Street                                  29,390          2,003
                                                       --------------

Total Fiduciary Banks                                         2,003
---------------------------------------------------------------------

Finance-Mortgage Loan/Banker - 2.0%
Freddie Mac                                   27,640          1,631
                                                       --------------

Total Finance-Mortgage Loan/Banker                            1,631
---------------------------------------------------------------------

Insurance Brokers - 1.5%
Marsh & McLennan                              48,420          1,235
                                                       --------------

Total Insurance Brokers                                       1,235
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Internet Security - 2.1%
Symantec*                                     86,677   $      1,680
                                                       ______________

Total Internet Security                                       1,680
_____________________________________________________________________

Life/Health Insurance - 2.0%
Aflac                                         29,400          1,677
                                                       ______________

Total Life/Health Insurance                                   1,677
_____________________________________________________________________

Medical Instruments - 2.1%
Medtronic                                     30,060          1,696
                                                       ______________

Total Medical Instruments                                     1,696
---------------------------------------------------------------------

Medical-Biomedical/Genetic - 2.3%
Amgen*                                        32,600          1,844
                                                       ______________

Total Medical-Biomedical/Genetic                              1,844
---------------------------------------------------------------------

Medical-Drugs - 7.1%
Pfizer                                       148,140          3,619
Wyeth                                         49,460          2,203
                                                       ______________

Total Medical-Drugs                                           5,822
_____________________________________________________________________

Medical-Generic Drugs - 1.6%
Teva Pharmaceutical Industries ADR            28,600          1,272
                                                       ______________

Total Medical-Generic Drugs                                   1,272
_____________________________________________________________________

Metal Processors & Fabricators - 3.5%
Sterlite Industries ADR*                     154,250          2,854
                                                       ______________

Total Metal Processors & Fabricators                          2,854
_____________________________________________________________________

Metal-Aluminum - 1.6%
Alcoa                                         33,040          1,292
                                                       ______________

Total Metal-Aluminum                                          1,292
---------------------------------------------------------------------

Multi-Line Insurance - 5.3%
American International Group                  45,700          3,092
XL Capital, Cl A                              15,850          1,255
                                                       ______________

Total Multi-Line Insurance                                    4,347
_____________________________________________________________________

Networking Products - 3.3%
Cisco Systems*                                82,740          2,739
                                                       ______________

Total Networking Products                                     2,739
_____________________________________________________________________

Non-Hazardous Waste Disposal - 2.6%
Waste Management                              55,930          2,111
                                                       ______________

Total Non-Hazardous Waste Disposal                            2,111
_____________________________________________________________________

Oil Companies-Integrated - 1.8%
ConocoPhillips                                16,400          1,439
                                                       ______________

Total Oil Companies-Integrated                                1,439
_____________________________________________________________________

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Pipelines - 3.8%
El Paso                                      181,980   $      3,088
                                                       ______________

Total Pipelines                                               3,088
---------------------------------------------------------------------

Property/Casualty Insurance - 1.7%
Progressive                                   49,000            951
Travelers                                      7,960            401
                                                       --------------

Total Property/Casualty Insurance                             1,352
---------------------------------------------------------------------

Reinsurance - 3.9%
Berkshire Hathaway, Cl A*                         27          3,200
                                                       --------------

Total Reinsurance                                             3,200
---------------------------------------------------------------------

Retail-Discount - 2.3%
Wal-Mart Stores                               43,550          1,901
                                                       --------------

Total Retail-Discount                                         1,901
---------------------------------------------------------------------

Retail-Drug Store - 6.2%
CVS Caremark                                  43,620          1,729
Walgreen                                      70,180          3,315
                                                       --------------

Total Retail-Drug Store                                       5,044
---------------------------------------------------------------------

Retail-Major Department Store - 1.2%
JC Penney                                     15,000            950
                                                       --------------

Total Retail-Major Department Store                             950
---------------------------------------------------------------------

Retail-Restaurants - 0.6%
Starbucks*                                    17,300            453
                                                       --------------

Total Retail-Restaurants                                        453
---------------------------------------------------------------------

Semiconductor Components-Integrated Circuits - 5.3%
Maxim Integrated Products                    146,370          4,296
                                                       --------------

Total Semiconductor
  Components-Integrated Circuits                              4,296
---------------------------------------------------------------------

Telecommunications Equipment - 1.3%
Alcatel-Lucent ADR                           103,800          1,057
                                                       --------------

Total Telecommunications Equipment                            1,057
---------------------------------------------------------------------

Wireless Equipment - 2.3%
Qualcomm                                      44,750          1,891
                                                       --------------

Total Wireless Equipment                                      1,891
                                                       --------------

Total Common Stock (Cost $70,528)                            79,938
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Money Market Fund - 1.1%
Evergreen Select Money
   Market Fund, Institutional Class,
   5.250% (D)                                895,974   $        896
                                                       ______________

Total Money Market Fund (Cost $896)                             896
_____________________________________________________________________

Total Investments - 99.0% (Cost $71,424)                     80,834
---------------------------------------------------------------------

Other Assets and Liabilities, Net - 1.0%                        826
---------------------------------------------------------------------

Total Net Assets - 100.0%                              $     81,660
_____________________________________________________________________


For descriptions of abbreviations and footnotes, please refer to page 122.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors:  Ashfield Capital Partners,  LLC and Turner  Investment  Partners,
Inc.

Performance Highlights

o For the six-month period ended September 30, 2007, the Old Mutual Large Cap Growth Fund outperformed its benchmark, the Russell 1000(R) Growth Index. The Fund's Class Z shares posted a 15.40% return versus 11.35% for the Index.

o The Fund's relative outperformance was primarily the result of favorable stock selection. On a sector basis, an underweight position and strong stock selection in the consumer discretionary sector benefited the Fund most.

o    The  Fund's   overweight   to   financials   and,   to  a  lesser   extent,
     telecommunications services diminished relative returns.

o Top contributors to the Fund's semi-annual results included Apple, Cisco Systems and Monsanto. Apple was the biggest individual contributor to the Fund's positive return.

o Holdings that eroded the Fund's return included Office Depot (no longer a Fund holding), CB Richard Ellis Group (no longer a Fund holding), and Fiserv.

Q.   How did the Fund perform relative to its benchmark?

A. For the six-month period ended September 30, 2007, the Old Mutual Large Cap Growth Fund (the "Fund") outperformed its benchmark, the Russell 1000(R) Growth Index (the "Index"). The Fund's Class Z shares posted a 15.40% return versus 11.35% for the Index. Performance for all share classes can be found on page 52.

Q.   What investment environment did the Fund face during the past six months?

A. During the six-month period, large cap growth stocks, as measured by the Russell 1000(R) Growth Index, posted an 11.35% gain and outperformed their value counterparts, as measured by the Russell 1000(R) Value Index, which climbed 4.67%.

     In August, concerns about mortgage-backed securities and credit markets escalated and most major equity markets were down sharply, but all was forgiven by mid-September when the Federal Reserve came to the rescue by reducing the Federal Funds and Discount Rates, and stocks recovered their losses.

Q.   Which market factors influenced the Fund's relative performance?

A. The Fund was well positioned to face the challenges it encountered during the period. The stock market largely favored companies that were able to produce solid earnings growth in a weakening economy. Ironically, the return of growth stocks to favor was aided by an overall deceleration in earnings growth. As companies with above-average earnings growth become scarcer due to a weakening economy, investors were gravitating toward bona fide growth stocks.

Q.   How did portfolio composition affect Fund performance?

A. The Fund's relative outperformance was primarily the result of favorable stock selection. On a sector basis, an underweight position in the consumer discretionary sector coupled with strong stock selection benefited the Fund most. The Fund's overweight position in the energy sector coupled with strong stock selection was also beneficial. While an underweight position in industrials was slightly detrimental, it was overcome by highly favorable stock selection. Weak stock selection in information technology proved a drag on relative results. The Fund's overweight to financials and, to a lesser extent, telecommunications services also diminished relative returns.

     Top contributors to the Fund's semi-annual results included Apple, Cisco Systems and Monsanto. Apple was the biggest individual contributor to the Fund's positive return. The company continues to post solid earnings with iPod sales, the reintroduction of the iTV and the summer release of its iPhone. Another major contributor was Cisco Systems, which reported strong earnings and beat expectations. Agricultural products company, Monsanto, saw better than expected quarterly earnings and its share price was also up sharply.

     Holdings that eroded the Fund's return included Office Depot (no longer a Fund holding), CB Richard Ellis Group (no longer a Fund holding), and Fiserv. Retailer Office Depot experienced soft sales due to the economic slowdown and competition. Also diminishing returns during the period was a position in commercial real estate services firm, CB Richard Ellis Group. Due to weakness in the fixed income markets, particularly the commercial mortgage-backed market, the company's business slowed during the period. Information management company, Fiserv, detracted from Fund performance when it missed its projected second quarter earnings per share and announced a large acquisition.

Large Cap Growth Fund

Q.   What is the investment outlook for the large cap growth equity market?

A. Ashfield Capital Partners, LLC ("Ashfield") continues to look for equities to outperform other asset classes over the next year. Ashfield expects fundamentals to remain solid and economic growth to moderate to a more sustainable rate, enabling corporate profits to grow at a pace that is more consistent with historical averages. Ashfield has been moving toward larger market capitalizations over the last six to nine months to take advantage of the slowing economic environment. According to Ashfield, larger companies have historically performed better in this type of environment due to their strong cash flows, international diversification and the weaker dollar.

     Turner Investment Partners, Inc. ("Turner") expects the stock market to draw strength from the continued health of the global economy, which Turner expects should help to bolster corporate earnings in the U.S. and around the world. Corporate America's second quarter profits rose roughly 8%, below the double-digit norm of the past three years but still above the long-term average of 7.6% and Turner thinks profit growth may again hit the low double digits in the fourth quarter. As long as earnings stay reasonably healthy, Turner does not think the stock market is in danger of morphing from bullish to bearish in the near term. In Turner's analysis, the much-chronicled housing slump and subprime-loan malaise will not, in all likelihood, be severe enough to tip the economy into a recession and the stock market into bearish territory.

     Turner's focus remains on owning stocks that it thinks have superior earnings prospects. Turner currently favors shares of companies in the internet, luxury-retailing, consulting, brokerage, investment-exchange, mining, energy-services, natural gas-utility, specialty-pharmaceutical, biotechnology, semiconductor, data-networking and wireless industries.


Top Ten Holdings
as of September 30, 2007

Cisco Systems                  3.3%
-----------------------------------
General Electric               2.6%
-----------------------------------
Google, Cl A                   2.6%
-----------------------------------
Intel                          2.5%
-----------------------------------
Apple                          2.0%
-----------------------------------
Monsanto                       2.0%
-----------------------------------
PepsiCo                        1.9%
-----------------------------------
T Rowe Price Group             1.7%
-----------------------------------
Cameron International          1.6%
-----------------------------------
Schlumberger                   1.6%
-----------------------------------
As a percentage of Total
Fund Investments              21.8%
-----------------------------------


                                                           Large Cap Growth Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of September 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                     Six       One      Annualized      Annualized      Annualized    Annualized
                                    Inception       Month     Year       3 Year          5 Year          10 Year       Inception
                                      Date         Return    Return      Return          Return          Return         to Date
------------------------------------------------------------------------------------------------------------------------------------
Class Z                             04/05/95       15.40%     23.03%      12.26%          12.58%           7.30%         11.91%
Class A with load                   07/31/03        8.67%     15.68%       9.80%            n/a             n/a           9.20%
Class A without load                07/31/03       15.28%     22.75%      11.98%            n/a             n/a          10.76%
Class C with load                   07/31/03       13.82%     20.79%      11.12%            n/a             n/a           9.92%
Class C without load                07/31/03       14.82%     21.79%      11.12%            n/a             n/a           9.92%
Class R                             12/20/06 (1)   14.73%       n/a         n/a             n/a             n/a          14.63%+
Institutional Class                 12/20/06 (1)   15.47%       n/a         n/a             n/a             n/a          15.62%+
Russell 1000(R) Growth Index        04/05/95       11.35%     19.35%      12.20%          13.84%           4.06%          9.00%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action settlements regarding prior fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages 1-3.

+ Cumulative return since inception.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current sub-advisors. In addition, prior to February 10, 2007, the Fund was managed by sub-advisors different than the Fund's current sub-advisors and the Fund's performance prior to these dates, may not be indicative of how the Fund will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C, Class R and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.43% and 1.25%; 4.49% and 1.50%; 7.59% and 2.25%;
1.71% and 1.71%; and 0.93% and 0.93%, respectively. Expenses for Class R and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
--------------------------------------------------------------------------------
                          3/31/97  Mar 98   Mar 99   Mar 00   Mar 01   Mar 02   Mar 03   Mar 04   Mar 05   Mar 06   Mar 07   Sep 07
Old Mutual Large Cap
Growth Fund, Class Z      $10,000  $16,080  $18,637  $37,013  $23,484  $20,173  $15,487  $20,308  $19,693  $23,405  $23,978  $27,671

Russell 1000(R)
Growth Index              $10,000  $14,946  $19,147  $25,680  $14,710  $14,416  $10,558  $13,955  $14,117  $15,972  $17,100  $19,041


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1997 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2007 - % of Total Fund Investments
--------------------------------------------------------------------------------
    Information Technology    27%
                Financials    13%
               Health Care    13%
                Industrial    12%
    Consumer Discretionary     9%
                    Energy     9%
          Consumer Staples     8%
Telecommunication Services     4%
                 Materials     3%
         Money Market Fund     2%
                            -----
                             100%

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2007 (UNAUDITED)

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Common Stock - 97.2%
Aerospace/Defense - 0.8%
Boeing                                         6,500   $        682
                                                       ______________

Total Aerospace/Defense                                         682
_____________________________________________________________________

Agricultural Chemicals - 2.0%
Monsanto                                      20,580          1,765
                                                       ______________

Total Agricultural Chemicals                                  1,765
_____________________________________________________________________

Agricultural Operations - 0.4%
Bunge                                          3,250            349
                                                       ______________

Total Agricultural Operations                                   349
_____________________________________________________________________

Apparel Manufacturers - 0.9%
Coach*                                         9,760            461
Guess?                                         7,120            349
                                                       ______________

Total Apparel Manufacturers                                     810
---------------------------------------------------------------------

Applications Software - 1.5%
Microsoft                                     37,400          1,102
Salesforce.com*                                5,300            272
                                                       ______________

Total Applications Software                                   1,374
---------------------------------------------------------------------

Athletic Footwear - 0.5%
Nike, Cl B                                     8,360            490
                                                       ______________

Total Athletic Footwear                                         490
---------------------------------------------------------------------

Auto/Truck Parts & Equipment-Original - 0.3%
Johnson Controls                               2,650            313
                                                       --------------

Total Auto/Truck Parts & Equipment-Original                     313
_____________________________________________________________________

Beverages-Non-Alcoholic - 3.5%
Coca-Cola                                     19,720          1,133
Hansen Natural*                                6,490            368
PepsiCo                                       22,510          1,649
                                                       --------------

Total Beverages-Non-Alcoholic                                 3,150
---------------------------------------------------------------------

Cable TV - 1.2%
Comcast, Cl A*                                16,970            411
Rodgers Communications, Cl B                  14,260            649
                                                       ______________

Total Cable TV                                                1,060
_____________________________________________________________________

Casino Hotels - 1.2%
Las Vegas Sands*                               4,240            566
Wynn Resorts                                   3,200            504
                                                       --------------

Total Casino Hotels                                           1,070
_____________________________________________________________________

Casino Services - 0.8%
International Game Technology                 16,450            709
                                                       --------------

Total Casino Services                                           709
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Cellular Telecommunications - 3.1%
America Movil, Ser L ADR                      18,140   $      1,161
China Mobile ADR                               7,300            599
NII Holdings*                                 11,980            984
                                                       --------------

Total Cellular Telecommunications                             2,744
---------------------------------------------------------------------

Coal - 0.8%
Consol Energy                                 15,730            733
                                                       --------------

Total Coal                                                      733
---------------------------------------------------------------------

Computer Services - 0.5%
Cognizant Technology Solutions, ClA*           5,460            436
                                                       --------------

Total Computer Services                                         436
---------------------------------------------------------------------

Computers - 4.5%
Apple*                                        11,650          1,789
Hewlett-Packard                               13,500            672
International Business Machines                9,720          1,145
Research In Motion*                            4,360            430
                                                       --------------

Total Computers                                               4,036
_____________________________________________________________________

Consulting Services - 1.0%
Accenture, Cl A                               21,200            853
                                                       ______________

Total Consulting Services                                       853
_____________________________________________________________________

Cosmetics & Toiletries - 1.6%
Avon Products                                 11,880            446
Procter & Gamble                              13,900            978
                                                       --------------

Total Cosmetics & Toiletries                                  1,424
_____________________________________________________________________

Data Processing/Management - 2.4%
Fiserv*                                       17,600            895
MasterCard, Cl A                               4,930            730
Paychex                                       12,250            502
                                                       ______________

Total Data Processing/Management                              2,127
_____________________________________________________________________

Disposable Medical Products - 0.7%
C.R. Bard                                      7,200            635
                                                       --------------

Total Disposable Medical Products                               635
_____________________________________________________________________

Diversified Manufacturing Operations - 4.6%
Danaher                                        6,300            521
General Electric                              56,515          2,340
Illinois Tool Works                           14,300            853
Roper Industries                               6,190            405
                                                       ______________

Total Diversified Manufacturing Operations                    4,119
---------------------------------------------------------------------

E-Commerce/Products - 0.6%
Amazon.com*                                    5,750            536
                                                       --------------

Total E-Commerce/Products                                       536
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2007 (UNAUDITED)

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

E-Commerce/Services - 1.3%
eBay*                                         22,600   $        882
Expedia*                                      10,360            330
                                                       --------------

Total E-Commerce/Services                                     1,212
---------------------------------------------------------------------

Electric Products-Miscellaneous - 0.5%
Emerson Electric                               8,600            458
                                                       --------------

Total Electric Products-Miscellaneous                           458
---------------------------------------------------------------------

Electronic Components-Semiconductors - 4.8%
Altera                                        26,200            631
Broadcom, Cl A*                               14,860            542
Intel                                         86,120          2,227
Texas Instruments                             25,800            944
                                                       --------------

Total Electronic Components-Semiconductors                    4,344
---------------------------------------------------------------------

Energy-Alternate Sources - 0.6%
Sunpower, Cl A*                                6,040            500
                                                       --------------

Total Energy-Alternate Sources                                  500
---------------------------------------------------------------------

Engineering/R&D Services - 2.3%
ABB ADR                                       19,100            501
Jacobs Engineering Group*                     13,800          1,043
McDermott International*                       9,000            487
                                                       ______________

Total Engineering/R&D Services                                2,031
_____________________________________________________________________

Entertainment Software - 0.8%
Electronic Arts*                              13,150            736
                                                       ______________

Total Entertainment Software                                    736
_____________________________________________________________________

Fiduciary Banks - 1.2%
Northern Trust                                 4,770            316
State Street                                  11,730            800
                                                       ______________

Total Fiduciary Banks                                         1,116
_____________________________________________________________________

Finance-Credit Card - 0.9%
American Express                              14,150            840
                                                       ______________

Total Finance-Credit Card                                       840
_____________________________________________________________________

Finance-Investment Banker/Broker - 3.3%
Charles Schwab                                35,530            767
Goldman Sachs Group                            4,530            982
Merrill Lynch                                  7,910            564
Morgan Stanley                                10,290            648
                                                       ______________

Total Finance-Investment Banker/Broker                        2,961
_____________________________________________________________________

Finance-Other Services - 3.2%
CME Group                                      1,985          1,166
IntercontinentalExchange*                      5,730            870
Nymex Holdings                                 6,400            833
                                                       --------------

Total Finance-Other Services                                  2,869
_____________________________________________________________________



---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Hotels & Motels - 0.7%
Marriott International, Cl A                  13,800   $        600
                                                       ______________

Total Hotels & Motels                                           600
_____________________________________________________________________

Independent Power Producer - 0.4%
NRG Energy*                                    7,960            337
                                                       ______________

Total Independent Power Producer                                337
_____________________________________________________________________

Industrial Automation/Robot - 1.1%
Rockwell Automation                           14,200            987
                                                       ______________

Total Industrial Automation/Robot                               987
_____________________________________________________________________

Industrial Gases - 1.0%
Praxair                                       10,670            894
                                                       --------------

Total Industrial Gases                                          894
_____________________________________________________________________

Instruments-Scientific - 0.6%
Thermo Fisher Scientific*                      8,960            517
                                                       --------------

Total Instruments-Scientific                                    517
_____________________________________________________________________

Internet Infrastructure Software - 0.3%
F5 Networks*                                   7,460            277
                                                       --------------

Total Internet Infrastructure Software                          277
---------------------------------------------------------------------

Internet Security - 0.4%
VeriSign*                                     10,390            351
                                                       --------------

Total Internet Security                                         351
---------------------------------------------------------------------

Investment Management/Advisory Services - 3.2%
Franklin Resources                            10,640          1,357
T Rowe Price Group                            27,070          1,507
                                                       --------------

Total Investment Management/Advisory Services                 2,864
---------------------------------------------------------------------

Life/Health Insurance - 1.0%
Aflac                                         16,500            941
                                                       --------------

Total Life/Health Insurance                                     941
---------------------------------------------------------------------

Machinery-Construction & Mining - 0.5%
Terex*                                         4,800            427
                                                       ______________

Total Machinery-Construction & Mining                           427
---------------------------------------------------------------------

Machinery-Farm - 0.6%
Deere                                          3,930            583
                                                       ______________

Total Machinery-Farm                                            583
_____________________________________________________________________

Medical Instruments - 0.9%
Intuitive Surgical*                              860            198
St. Jude Medical*                             14,870            655
                                                       --------------

Total Medical Instruments                                       853
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Medical Products - 3.4%
Baxter International                          12,410   $        698
Becton Dickinson                              11,300            927
Johnson & Johnson                             13,940            916
Stryker                                        7,400            509
                                                       --------------

Total Medical Products                                        3,050
---------------------------------------------------------------------

Medical-Biomedical/Genetic - 2.0%
Amgen*                                        15,700            888
Celgene*                                       6,740            481
Genentech*                                     5,460            426
                                                       --------------

Total Medical-Biomedical/Genetic                              1,795
_____________________________________________________________________

Medical-Drugs - 2.7%
Abbott Laboratories                           14,900            799
Allergan                                       8,450            545
Schering-Plough                               19,580            619
Shire ADR                                      6,010            445
                                                       ______________

Total Medical-Drugs                                           2,408
_____________________________________________________________________

Medical-HMO - 1.1%
Aetna                                         18,100            982
                                                       ______________

Total Medical-HMO                                               982
_____________________________________________________________________

Metal Processors & Fabricators - 0.7%
Precision Castparts                            4,150            614
                                                       ______________

Total Metal Processors & Fabricators                            614
---------------------------------------------------------------------

Multi-Line Insurance - 0.4%
American International Group                   5,900            399
                                                       ______________

Total Multi-Line Insurance                                      399
---------------------------------------------------------------------

Networking Products - 3.3%
Cisco Systems*                                89,660          2,969
                                                       ______________

Total Networking Products                                     2,969
---------------------------------------------------------------------

Oil Companies-Exploration & Production - 1.3%
Southwestern Energy*                           7,850            328
XTO Energy                                    12,980            803
                                                       ______________

Total Oil Companies-Exploration & Production                  1,131
_____________________________________________________________________

Oil Companies-Integrated - 0.6%
Marathon Oil                                   9,650            550
                                                       ______________

Total Oil Companies-Integrated                                  550
---------------------------------------------------------------------

Oil Field Machinery & Equipment - 2.2%
Cameron International*                        15,530          1,433
National Oilwell Varco*                        4,000            578
                                                       ______________

Total Oil Field Machinery & Equipment                         2,011
_____________________________________________________________________


---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Oil-Field Services - 3.3%
Halliburton                                   20,600   $        791
Schlumberger                                  13,220          1,388
Smith International                           10,900            778
                                                       ______________

Total Oil-Field Services                                      2,957
_____________________________________________________________________

Pharmacy Services - 0.5%
Medco Health Solutions*                        5,380            486
                                                       ______________

Total Pharmacy Services                                         486
---------------------------------------------------------------------

Pipelines - 0.9%
Williams                                      23,040            785
                                                       --------------

Total Pipelines                                                 785
_____________________________________________________________________

Retail-Computer Equipment - 0.4%
GameStop, Cl A*                                6,030            340
                                                       --------------

Total Retail-Computer Equipment                                 340
---------------------------------------------------------------------

Retail-Discount - 0.3%
Target                                         4,810            306
                                                       --------------

Total Retail-Discount                                           306
---------------------------------------------------------------------

Retail-Drug Store - 2.0%
CVS Caremark                                  26,890          1,066
Walgreen                                      14,900            704
                                                       ______________

Total Retail-Drug Store                                       1,770
_____________________________________________________________________

Retail-Jewelry - 0.7%
Tiffany                                       11,700            613
                                                       ______________

Total Retail-Jewelry                                            613
_____________________________________________________________________

Retail-Restaurants - 0.7%
McDonald's                                    12,300            670
                                                       ______________

Total Retail-Restaurants                                        670
_____________________________________________________________________

Rubber-Tires - 0.4%
Goodyear Tire & Rubber*                       12,770            388
                                                       --------------

Total Rubber-Tires                                              388
---------------------------------------------------------------------

Semiconductor Equipment - 1.3%
Applied Materials                             24,910            516
Kla-Tencor                                    11,030            615
                                                       ______________

Total Semiconductor Equipment                                 1,131
_____________________________________________________________________

Software Tools - 0.4%
VMware, Cl A*                                  4,150            353
                                                       --------------

Total Software Tools                                            353
---------------------------------------------------------------------

Steel-Producers - 0.4%
Nucor                                          5,780            344
                                                       --------------

Total Steel-Producers                                           344
---------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2007 (UNAUDITED)


---------------------------------------------------------------------

Description                                   Shares     Value (000)
---------------------------------------------------------------------

Therapeutics - 0.8%
Gilead Sciences*                              16,950   $        693
                                                       --------------

Total Therapeutics                                              693
---------------------------------------------------------------------

Transactional Software - 0.2%
VeriFone Holdings*                             4,430            196
                                                       --------------

Total Transactional Software                                    196
---------------------------------------------------------------------

Transport-Services - 0.6%
CH Robinson Worldwide                          9,540            518
                                                       --------------

Total Transport-Services                                        518
---------------------------------------------------------------------

Web Portals/ISP - 2.6%
Google, Cl A*                                  4,050          2,297
                                                       --------------

Total Web Portals/ISP                                         2,297
---------------------------------------------------------------------

Wireless Equipment - 1.5%
Nokia ADR                                     11,350            430
Qualcomm                                      22,400            947
                                                       --------------

Total Wireless Equipment                                      1,377
                                                       --------------

Total Common Stock (Cost $69,225)                            87,246
---------------------------------------------------------------------

Money Market Fund - 1.9%
Evergreen Select Money Market Fund,
   Institutional Class,
   5.250% (D)                              1,739,135          1,739
                                                       --------------

Total Money Market Fund (Cost $1,739)                         1,739
---------------------------------------------------------------------

Total Investments - 99.1% (Cost $70,964)                     88,985
---------------------------------------------------------------------

Other Assets and Liabilities, Net - 0.9%                        773
---------------------------------------------------------------------

Total Net Assets - 100.0%                              $     89,758
---------------------------------------------------------------------


For descriptions of abbreviations and footnotes, please refer to page 122.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors:  Ashfield Capital Partners,  LLC and Turner  Investment  Partners,
Inc.


Performance Highlights

o For the six-month period ended September 30, 2007, the 18.38% gain in the Class Z shares of the Old Mutual Large Cap Growth Concentrated Fund significantly outpaced its benchmark, the Russell 1000(R) Growth Index, which rose 11.35%.

o The Fund's strong relative outperformance was primarily the result of favorable stock selection, with top contributing holdings including Apple, Monsanto and Jacobs Engineering. The greatest single contributor to the Fund's return was personal computer and information technology products maker, Apple.

o The Fund's less successful holdings during the period included information management company, Fiserv and Archer Daniels Midland (no longer a Fund holding).

o On a sector basis, the greatest contribution to the Fund's relative return was from strong stock selection in industrials.


Q.   How did the Fund perform relative to its benchmark?

A. For the six-month period ended September 30, 2007, the 18.38% gain in the Class Z shares of the Old Mutual Large Cap Growth Concentrated Fund (the "Fund") significantly outpaced its benchmark, the Russell 1000(R) Growth Index, which rose 11.35%. Performance for all share classes can be found on page 59.

Q.   What investment environment did the Fund face during the past six months?

A. In August, concerns about the mortgage-backed securities and credit markets escalated and most major equity markets fell sharply. The Federal Reserve (the "Fed") came to the rescue in mid-September when it reduced the Federal Funds and Discount Rates, prompting stocks to quickly recover their losses. This quick action by the Fed and steps taken by global central banks to improve worldwide liquidity defused a potentially serious impact on the markets primarily caused by a meltdown in the valuation of mortgage-backed securities. Despite the volatility, most leading stock market indexes ended the period near all-time highs.

Q.   Which market factors influenced the Fund's relative performance?

A. Ironically, an overall deceleration in earnings growth aided the return to favor of growth stocks. The stock market increasingly favored companies able to produce solid earnings growth in a weakening economy, thus, as companies with above-average earnings growth became scarcer, investors were drawn toward bona fide growth stocks. As a result, large cap growth stocks outperformed their value counterparts during the period.

Q.   How did portfolio composition affect Fund performance?

A. The Fund withstood the period's challenges and took full advantage of increased investor interest in larger companies with above-average earnings. The Fund's strong relative outperformance was primarily the result of favorable stock selection, with top contributing holdings including Apple, Monsanto and Jacobs Engineering. The greatest single contributor to the Fund's return was personal computer and information technology products maker, Apple. The company continued to post solid earnings with sales of its iPod, reintroduction of the iTV and the highly anticipated summer release of its iPhone. Agricultural products company, Monsanto, raised earnings guidance driven by stronger than expected corn seed sales in Brazil and Argentina, and better than expected pricing on its Roundup products. Another holding that contributed positively to the Fund's return was construction and engineering firm, Jacobs Engineering, which experienced increased profit margins and demand.

     The Fund's less successful holdings during the period included information management company, Fiserv and agricultural commodities and products processing company, Archer Daniels Midland (no longer a Fund holding). Fiserv detracted from Fund performance when it missed second quarter earnings per share and announced a large acquisition. Archer Daniels Midland detracted from Fund performance when its share price declined and the position was sold due to pressure from high corn prices.

     On a sector basis, industrials contributed most to the Fund's relative return due to strong stock selection. The Fund's overweight to materials, coupled with strong selection in that sector, was also beneficial. An underweight position and favorable stock selection in the consumer discretionary sector was also beneficial to Fund returns. The Fund's overweight stake in telecommunications services and poor stock selection in that sector were also a drag on relative returns as was unfavorable stock selection in consumer staples.


                                              Large Cap Growth Concentrated Fund

OLD MUTUAL LARGE CAP GROWTH
CONCENTRATED FUND - continued
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors:  Ashfield Capital Partners,  LLC and Turner  Investment  Partners,
Inc.


Top Ten Holdings
as of September 30, 2007


Google, Cl A                   4.2%
-----------------------------------
Cisco Systems                  4.0%
-----------------------------------
Monsanto                       3.2%
-----------------------------------
General Electric               3.2%
-----------------------------------
Schlumberger                   3.0%
-----------------------------------
Apple                          3.0%
-----------------------------------
PepsiCo                        3.0%
-----------------------------------
Intel                          3.0%
-----------------------------------
Franklin Resources             2.9%
-----------------------------------
Jacobs Engineering Group       2.4%
-----------------------------------
As a percentage of Total
Fund Investments              31.9%
-----------------------------------



Q.   What is the investment outlook for the large cap growth equity market?

A. Ashfield Capital Partners LLC ("Ashfield") expects equities to outperform other asset classes over the next year. Fundamentals remain solid, with economic growth projected to moderate to a more sustainable rate, enabling corporate profits to grow at a pace that is more consistent with historical averages. According to Ashfield, larger companies have historically performed better in this type of environment due to their strong cash flows, international diversification and the weaker dollar. As a result, Ashfield has been investing in larger market capitalizations companies over the last six to nine months.

     Turner Investment Partners, Inc. ("Turner") believes the stock market will draw strength from the continued health of the global economy, which should bolster corporate earnings. Corporate America's second quarter profits rose roughly 8%, below the double-digit norm of the past three years but still above the long-term average of 7.6%. While Turner thinks profit growth may again hit the low double digits in the fourth quarter, it does not think the stock market is in danger of turning downward in the near term as long as earnings stay reasonably healthy. In Turner's analysis, the housing slump and subprime-loan malaise are not likely to be severe enough to tip the economy into a recession and the stock market into bearish territory.

     Turner remains focused on owning stocks it thinks have superior earnings prospects and currently favors companies in the internet, luxury-retailing, consulting, brokerage, investment-exchange, mining, energy-services, natural gas-utility, specialty-pharmaceutical, biotechnology, semiconductor, data-networking and wireless industries.

Large Cap Growth Concentrated Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of September 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                               Six         One         Annualized     Annualized     Annualized       Annualized
                             Inception        Month        Year          3 Year         5 Year         10 Year        Inception
                               Date          Return       Return         Return         Return         Return          to Date
------------------------------------------------------------------------------------------------------------------------------------
Class Z                       11/29/96       18.38%       26.70%         14.33%         14.06%          8.73%           10.61%
Class A with load             09/30/03       11.50%       19.13%         11.82%          n/a             n/a            10.98%
Class A without load          09/30/03       18.28%       26.37%         14.05%          n/a             n/a            12.63%
Class C with load             09/30/03       16.79%       24.47%         13.21%          n/a             n/a            11.79%
Class C without load          09/30/03       17.79%       25.47%         13.21%          n/a             n/a            11.79%
Class R                       12/20/06 (1)   17.75%        n/a            n/a            n/a             n/a            17.24%+
Institutional Class           12/20/06 (1)   18.43%        n/a            n/a            n/a             n/a            18.17%+
Russell 1000(R) Growth Index  11/29/96       11.35%       19.35%         12.20%         13.84%          4.06%            5.98%
------------------------------------------------------------------------------------------------------------------------------------


Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action settlements regarding prior fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages 1-3.

+ Cumulative return since inception.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current sub-advisors. In addition, prior to February 10, 2007, the Fund was managed by sub-advisors different than the Fund's current sub-advisors and the Fund's performance prior to these dates, may not be indicative of how the Fund will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C, Class R and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.51% and 1.25%; 2.78% and 1.50%; 5.00% and 2.25%;
1.78% and 1.75%; and 0.97% and 0.95%, respectively. Expenses for Class R and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
----------------------------------------------------------------------------------------------------------------------------------
                        3/31/97  Mar 98   Mar 99   Mar 00   Mar 01   Mar 02   Mar 03   Mar 04   Mar 05   Mar 06   Mar 07   Sep 07
Old Mutual Large Cap
Growth Concentrated
Fund, Class Z           $10,000  $17,276  $26,349  $57,410  $26,500  $22,541  $16,888  $22,498  $20,876  $26,456  $27,200  $32,199

Russell 1000(R)
Growth Index            $10,000  $14,946  $19,147  $25,680  $14,710  $14,416  $10,558  $13,955  $14,117  $15,972  $17,100  $19,041


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1997 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2007 - % of Total Fund Investments
--------------------------------------------------------------------------------
    Information Technology    29%
                Industrial    14%
                Financials    13%
               Health Care    12%
    Consumer Discretionary     8%
                    Energy     7%
          Consumer Staples     7%
Telecommunication Services     4%
                 Materials     4%
         Money Market Fund     2%
                            -----
                             100%

OLD MUTUAL LARGE CAP GROWTH
CONCENTRATED FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2007 (UNAUDITED)

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Common Stock - 98.5%
Agricultural Chemicals - 3.3%
Monsanto                                      44,930   $      3,852
                                                       --------------

Total Agricultural Chemicals                                  3,852
---------------------------------------------------------------------

Agricultural Operations - 1.9%
Bunge                                         20,980          2,254
                                                       --------------

Total Agricultural Operations                                 2,254
---------------------------------------------------------------------

Apparel Manufacturers - 2.2%
Coach*                                        30,030          1,420
Guess?                                        23,260          1,140
                                                       --------------

Total Apparel Manufacturers                                   2,560
---------------------------------------------------------------------

Applications Software - 1.1%
Microsoft                                     45,500          1,340
                                                       ______________

Total Applications Software                                   1,340
_____________________________________________________________________

Beverages-Non-Alcoholic - 3.0%
PepsiCo                                       48,150          3,528
                                                       ______________

Total Beverages-Non-Alcoholic                                 3,528
_____________________________________________________________________

Cable TV - 0.8%
Comcast, Cl A*                                39,500            955
                                                       ______________

Total Cable TV                                                  955
---------------------------------------------------------------------

Casino Hotels - 1.0%
Las Vegas Sands*                               9,050          1,207
                                                       --------------

Total Casino Hotels                                           1,207
---------------------------------------------------------------------

Casino Services - 1.4%
International Game Technology                 37,200          1,603
                                                       --------------

Total Casino Services                                         1,603
_____________________________________________________________________

Cellular Telecommunications - 4.0%
China Mobile ADR                              25,750          2,113
NII Holdings*                                 31,880          2,619
                                                       --------------

Total Cellular Telecommunications                             4,732
---------------------------------------------------------------------

Computer Services - 1.3%
Cognizant Technology Solutions, Cl A*         18,600          1,484
                                                       --------------

Total Computer Services                                       1,484
---------------------------------------------------------------------

Computers - 5.2%
Apple*                                        22,990          3,530
Hewlett-Packard                               22,200          1,105
International Business Machines               12,800          1,508
                                                       ______________

Total Computers                                               6,143
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Consulting Services - 1.0%
Accenture, Cl A                               29,400   $      1,183
                                                       ______________

Total Consulting Services                                     1,183
_____________________________________________________________________

Cosmetics & Toiletries - 1.1%
Procter & Gamble                              17,700          1,245
                                                       ______________

Total Cosmetics & Toiletries                                  1,245
_____________________________________________________________________

Data Processing/Management - 2.2%
Fiserv*                                       21,500          1,094
MasterCard, Cl A                              10,510          1,555
                                                       ______________

Total Data Processing/Management                              2,649
_____________________________________________________________________

Diversified Manufacturing Operations - 6.3%
Danaher                                       19,600          1,621
General Electric                              92,800          3,842
Illinois Tool Works                           33,400          1,992
                                                       --------------

Total Diversified Manufacturing Operations                    7,455
---------------------------------------------------------------------

E-Commerce/Services - 1.2%
eBay*                                         37,200          1,452
                                                       --------------

Total E-Commerce/Services                                     1,452
---------------------------------------------------------------------

Electronic Components-Semiconductors - 5.6%
Broadcom, Cl A*                               40,750          1,485
Intel                                        135,620          3,507
Texas Instruments                             46,900          1,716
                                                       --------------

Total Electronic Components-Semiconductors                    6,708
_____________________________________________________________________

Energy-Alternate Sources - 2.0%
Sunpower, Cl A*                               29,130          2,413
                                                       --------------

Total Energy-Alternate Sources                                2,413
_____________________________________________________________________

Engineering/R&D Services - 3.2%
Jacobs Engineering Group*                     37,200          2,811
McDermott International*                      17,800            963
                                                       --------------

Total Engineering/R&D Services                                3,774
_____________________________________________________________________

Entertainment Software - 0.8%
Electronic Arts*                              16,900            946
                                                       --------------

Total Entertainment Software                                    946
_____________________________________________________________________

Finance-Credit Card - 1.4%
American Express                              28,140          1,671
                                                       --------------

Total Finance-Credit Card                                     1,671
_____________________________________________________________________

Finance-Investment Banker/Broker - 2.8%
Goldman Sachs Group                            7,550          1,637
Morgan Stanley                                27,100          1,707
                                                       ______________

Total Finance-Investment Banker/Broker                        3,344
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Finance-Other Services - 4.8%
CME Group                                      4,150   $      2,437
IntercontinentalExchange*                     10,800          1,641
Nymex Holdings                                12,260          1,596
                                                       ______________

Total Finance-Other Services                                  5,674
_____________________________________________________________________

Hotels & Motels - 1.6%
Marriott International, Cl A                  43,600          1,895
                                                       --------------

Total Hotels & Motels                                         1,895
---------------------------------------------------------------------

Industrial Gases - 1.0%
Praxair                                       13,500          1,131
                                                       --------------

Total Industrial Gases                                        1,131
---------------------------------------------------------------------

Investment Management/Advisory Services - 3.4%
Franklin Resources                            26,570          3,387
T Rowe Price Group                            12,600            702
                                                       --------------

Total Investment Management/Advisory Services                 4,089
---------------------------------------------------------------------

Machinery-Farm - 1.3%
Deere                                         10,250          1,521
                                                       --------------

Total Machinery-Farm                                          1,521
---------------------------------------------------------------------

Medical Products - 4.3%
Baxter International                          42,660          2,401
Becton Dickinson                              18,500          1,518
Johnson & Johnson                             17,400          1,143
                                                       --------------

Total Medical Products                                        5,062
_____________________________________________________________________

Medical-Biomedical/Genetic - 1.0%
Amgen*                                        20,200          1,143
                                                       --------------

Total Medical-Biomedical/Genetic                              1,143
_____________________________________________________________________

Medical-Drugs - 3.2%
Abbott Laboratories                           28,800          1,544
Allergan                                      35,080          2,262
                                                       --------------

Total Medical-Drugs                                           3,806
---------------------------------------------------------------------

Medical-HMO - 1.0%
Aetna                                         22,000          1,194
                                                       --------------

Total Medical-HMO                                             1,194
---------------------------------------------------------------------

Multi-Line Insurance - 0.9%
American International Group                  15,100          1,022
                                                       ______________

Total Multi-Line Insurance                                    1,022
_____________________________________________________________________

Networking Products - 4.0%
Cisco Systems*                               143,370          4,747
                                                       --------------

Total Networking Products                                     4,747
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Oil Companies-Exploration & Production - 1.7%
XTO Energy                                    32,500   $      2,010
                                                       ______________

Total Oil Companies-Exploration & Production                  2,010
---------------------------------------------------------------------

Oil-Field Services - 5.4%
Halliburton                                   46,400          1,782
Schlumberger                                  34,190          3,590
Smith International                           14,000            999
                                                       --------------

Total Oil-Field Services                                      6,371
---------------------------------------------------------------------

Retail-Drug Store - 1.2%
Walgreen                                      31,400          1,483
                                                       --------------

Total Retail-Drug Store                                       1,483
---------------------------------------------------------------------

Retail-Jewelry - 1.0%
Tiffany                                       21,700          1,136
                                                       ______________

Total Retail-Jewelry                                          1,136
_____________________________________________________________________

Semiconductor Equipment - 1.5%
Applied Materials                             88,670          1,836
                                                       ______________

Total Semiconductor Equipment                                 1,836
_____________________________________________________________________

Telecommunications Equipment-Fiber Optics - 0.9%
Corning                                       44,300          1,092
                                                       ______________

Total Telecommunications Equipment-Fiber Optics               1,092
---------------------------------------------------------------------

Therapeutics - 2.0%
Gilead Sciences*                              57,650          2,356
                                                       --------------

Total Therapeutics                                            2,356
---------------------------------------------------------------------

Transport-Services - 1.3%
CH Robinson Worldwide                         27,450          1,490
                                                       --------------

Total Transport-Services                                      1,490
_____________________________________________________________________

Web Portals/ISP - 4.2%
Google, Cl A*                                  8,865          5,029
                                                       --------------

Total Web Portals/ISP                                         5,029
                                                       ______________

Total Common Stock (Cost $93,547)                           116,585
_____________________________________________________________________

Money Market Fund - 1.8%
Evergreen Select Money Market Fund,
   Institutional Class,
   5.250% (D)                              2,141,359          2,141
                                                       --------------

Total Money Market Fund (Cost $2,141)                         2,141
---------------------------------------------------------------------

Total Investments - 100.3% (Cost $95,688)                   118,726
---------------------------------------------------------------------

Other Assets and Liabilities, Net - (0.3)%                     (327)
---------------------------------------------------------------------

Total Net Assets - 100.0%                              $    118,399
---------------------------------------------------------------------


For descriptions of abbreviations and footnotes, please refer to page 122.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL MID-CAP FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Liberty Ridge Capital, Inc.


Performance Highlights

o For the six-month period ended September 30, 2007, the 5.13% return of the Old Mutual Mid-Cap Fund's Class Z shares outpaced the 4.92% increase of its benchmark, the S&P MidCap 400 Index.

o The Fund's top performing holdings were Lyondell Chemical, Expedia and Citrix Systems. The greatest individual contribution to the Fund's return came from its position in Lyondell Chemical, an oil refiner and chemical manufacturer that posted gains due in part to solid operational performance, coupled with an announced takeover by a European competitor.

o Detractors from return included Abitibi-Consolidated, Medicines and US Airways Group.

o A slight underweight position coupled with strong stock selection in financials bolstered relative returns, as the Fund's lack of exposure to banks and other mortgage related companies and positive exposure to reinsurance companies proved beneficial.

o An overweight position and poor stock selection within the industrials sector was the major detractor from the Fund's strong relative performance, as exposure to airlines and lack of holdings in the machinery industry hurt returns.


Q.   How did the Fund perform relative to its benchmark?

A. For the six-month period ended September 30, 2007, the 5.13% return of the Old Mutual Mid-Cap Fund's (the "Fund") Class Z shares slightly outpaced the 4.92% increase of its benchmark, the S&P MidCap 400 Index. Performance for all share classes can be found on page 64.

Q.   What investment environment did the Fund face during the past six months?

A. Several themes emerged over the past six months, two seeming to dominate market sentiment. First, the continued strength of emerging markets gross domestic product growth led to strong interest from market participants. Market segments associated with that growth (basic materials, infrastructure development and firms with high levels of non-U.S. sales and earnings) experienced strong investor interest, leading many growth and momentum stocks to outperform. A weakening dollar intensified this trend as foreign earnings became more valuable. Second, the housing market downturn and mortgage market deterioration caused a decline in the equity markets in late July and early August and sharply increased market volatility in the latter half of the semi-annual period. Recognition of trouble in the mortgage market was followed by a decreased willingness for market participants to adequately price a wide variety of heretofore liquid financial instruments such as commercial paper and asset-backed securities, leading to a credit crunch that had the potential to severely disrupt all markets. The Federal Reserve's 50 basis point reduction of the Federal Funds rate in mid-September brought about a swift equity market rebound, so that by month-end most domestic equity indexes had recovered earlier losses and were once again near all-time highs. Over the six-month period, mid-cap stocks underperformed their large capitalization peers.

Q.   Which market factors influenced the Fund's relative performance?

A. Stock specific factors, rather than macroeconomic themes, largely drove the Fund's relative results.

Q.   How did portfolio composition affect Fund performance?

A. The Fund's top performing holdings were Lyondell Chemical, Expedia and Citrix Systems. The greatest individual contribution to the Fund's return came from its position in Lyondell Chemical, an oil refiner and chemical manufacturer that posted gains due in part to solid operational performance, coupled with an announced takeover by a European competitor. Online travel company, Expedia, announced a share buyback offer that highlighted share valuation, and also benefited from stable current demand and continued pricing power among travel and lodging providers. Enterprise software maker, Citrix Systems, posted attractive returns due to unexpectedly strong core business execution. Detractors from returns included Abitibi-Consolidated, Medicines and US Airways Group. Holdings in Canadian newsprint producer, Abitibi-Consolidated, fell due to a strong Canadian dollar, and weak end-market demand which hurt the company's competitive position. Shares of pharmaceutical provider, Medicines declined due to weak product sales and continued patent difficulties for its main product. US Airways Group was also a detractor, as airline stocks reacted negatively to pressure from oil price volatility and concerns about weakening economic conditions.

Mid-Cap Fund

     The Fund's underweight position in the weak consumer discretionary sector proved beneficial to relative returns, due to lack of exposure to specialty retail and housing related stocks. A slight underweight position coupled with strong stock selection in financials also bolstered relative returns, as the Fund's resulting lack of exposure to banks and other mortgage related companies and positive exposure to reinsurance companies proved beneficial. In the utilities sector, which detracted from benchmark returns, the Fund benefited from its underweight position in regulated utilities and overweight position in merchant energy providers.

     An overweight position and poor stock selection within the industrials sector was the major detractor from the Fund's strong relative performance, as exposure to airlines and lack of holdings in the machinery industry hurt returns. Weak stock selection within the health care and information technology sectors, in which the Fund held overweight positions, also combined to dampen the Fund's outperformance during the period.

Q.   What is the investment outlook for the mid-cap equity market?

A. Liberty Ridge Capital, Inc. ("Liberty Ridge"), the Fund's sub-advisor, focuses on finding companies it believes will do well regardless of short-term macroeconomic preoccupations that often dominate short-term investor sentiment. Liberty Ridge remains comfortable with the Fund's current holdings and maintains a long-term outlook that it believes will reward investors over time.


Top Ten Holdings
as of September 30, 2007

Lincare Holdings                   2.4%
---------------------------------------
Aspen Insurance Holdings           2.4%
---------------------------------------
Maxim Integrated Products          2.3%
---------------------------------------
Medicines                          2.1%
---------------------------------------
Pitney Bowes                       2.0%
---------------------------------------
Liberty Media - Interactive,
Cl A                               2.0%
---------------------------------------
optionsXpress Holdings             2.0%
---------------------------------------
Montpelier Re Holdings             2.0%
---------------------------------------
El Paso                            1.9%
---------------------------------------
Hewitt Associates, Cl A            1.8%
---------------------------------------
As a percentage of Total
Fund Investments                  20.9%
---------------------------------------


                                                                    Mid-Cap Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                               Six         One         Annualized     Annualized     Annualized       Annualized
                             Inception        Month        Year          3 Year         5 Year         10 Year        Inception
                               Date          Return       Return         Return         Return         Return          to Date
------------------------------------------------------------------------------------------------------------------------------------
Class Z                      04/30/97         5.13%       15.75%         14.15%         17.23%         13.17%           16.54%
Advisor Class                10/31/01         4.91%       15.42%         13.86%         16.92%          n/a             11.01%
Class A with load            07/31/03        (1.05)%       8.81%         11.65%          n/a            n/a             13.17%
Class A without load         07/31/03         5.00%       15.44%         13.88%          n/a            n/a             14.79%
Class C with load            07/31/03         3.54%       13.56%         13.02%          n/a            n/a             13.94%
Class C without load         07/31/03         4.54%       14.56%         13.02%          n/a            n/a             13.94%
Class R                      12/20/06 (1)     4.46%        n/a            n/a            n/a            n/a              6.28%+
Institutional Class          12/20/06 (1)     5.12%        n/a            n/a            n/a            n/a              7.15%+
S&P MidCap 400 Index         04/30/97         4.92%       18.76%         15.63%         18.17%         11.60%           13.91%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

+ Cumulative return since inception.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Advisor Class, Class A, Class C, Class R and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.38% and 1.20%; 1.61% and 1.45%; 3.77% and 1.45%; 3.76% and 2.20%; 1.75% and 1.70%; and 1.02% and 1.00%,
respectively. Expenses for Class R and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
---------------------------------------------------------------------------------------------------------------------------------
                       4/30/97  Mar 98   Mar 99   Mar 00   Mar 01   Mar 02   Mar 03   Mar 04   Mar 05   Mar 06   Mar 07   Sep 07
Old Mutual Mid Cap
Fund, Class Z          $10,000  $16,107  $17,452  $24,819  $27,159  $29,604  $23,115  $33,722  $36,956  $43,430  $46,866  $49,270

S&P MidCap 400 Index   $10,000  $14,524  $14,590  $20,148  $18,746  $22,287  $17,060  $25,437  $28,090  $34,163  $37,047  $38,869


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of April 30, 1997 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2007 - % of Total Fund Investments
--------------------------------------------------------------------------------
Information Technology    25%
            Financials    18%
           Health Care    15%
            Industrial    13%
             Materials     8%
                Energy     7%
Consumer Discretionary     6%
             Utilities     4%
     Money Market Fund     3%
      Consumer Staples     1%
                        -----
                         100%

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2007 (UNAUDITED)

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Common Stock - 97.1%
Aerospace/Defense-Equipment - 1.9%
DRS Technologies                              42,520   $      2,344
Goodrich                                      24,750          1,688
                                                       ______________

Total Aerospace/Defense-Equipment                             4,032
_____________________________________________________________________

Agricultural Operations - 0.6%
Tejon Ranch*                                  28,850          1,194
                                                       ______________

Total Agricultural Operations                                 1,194
_____________________________________________________________________

Airlines - 2.1%
Delta Air Lines*                              86,240          1,548
UAL*                                          28,050          1,305
US Airways Group*                             60,350          1,584
                                                       --------------

Total Airlines                                                4,437
---------------------------------------------------------------------

Applications Software - 3.2%
Citrix Systems*                               92,680          3,737
Intuit*                                      101,800          3,084
                                                       ______________

Total Applications Software                                   6,821
---------------------------------------------------------------------

Building-Heavy Construction - 0.7%
Washington Group International*               17,450          1,532
                                                       --------------

Total Building-Heavy Construction                             1,532
---------------------------------------------------------------------

Chemicals-Diversified - 1.6%
Lyondell Chemical                             75,580          3,503
                                                       --------------

Total Chemicals-Diversified                                   3,503
_____________________________________________________________________

Coal - 1.4%
Arch Coal                                     89,610          3,023
                                                       ______________

Total Coal                                                    3,023
_____________________________________________________________________

Commercial Services - 1.0%
Alliance Data Systems*                        27,290          2,113
                                                       ______________

Total Commercial Services                                     2,113
_____________________________________________________________________

Communications Software - 0.8%
Avid Technology*                              62,090          1,681
                                                       ______________

Total Communications Software                                 1,681
_____________________________________________________________________

Computers - 0.5%
Sun Microsystems*                            183,570          1,030
                                                       ______________

Total Computers                                               1,030
_____________________________________________________________________

Containers-Paper/Plastic - 1.1%
Sealed Air                                    95,650          2,445
                                                       --------------

Total Containers-Paper/Plastic                                2,445
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Data Processing/Management - 0.8%
Fiserv*                                       32,350   $      1,645
                                                       ______________

Total Data Processing/Management                              1,645
---------------------------------------------------------------------

Dental Supplies & Equipment - 1.0%
Patterson*                                    52,960          2,045
                                                       ______________

Total Dental Supplies & Equipment                             2,045
---------------------------------------------------------------------

Dialysis Centers - 0.7%
DaVita*                                       23,130          1,461
                                                       ______________

Total Dialysis Centers                                        1,461
_____________________________________________________________________

Diversified Manufacturing Operations - 1.8%
Dover                                         74,340          3,788
                                                       --------------

Total Diversified Manufacturing Operations                    3,788
_____________________________________________________________________

E-Commerce/Services - 3.2%
Expedia*                                      82,090          2,617
Liberty Media - Interactive, Cl A*           222,040          4,265
                                                       --------------

Total E-Commerce/Services                                     6,882
_____________________________________________________________________

Electronic Components-Miscellaneous - 0.8%
Flextronics International*                   151,740          1,697
                                                       --------------

Total Electronic Components-Miscellaneous                     1,697
_____________________________________________________________________

Electronic Components-Semiconductors - 5.8%
DSP Group*                                   214,260          3,392
Fairchild Semiconductor International*        24,560            459
Micron Technology*                           145,960          1,620
QLogic*                                      233,700          3,143
Semtech*                                      77,310          1,583
SiRF Technology Holdings*                    109,080          2,329
                                                       --------------

Total Electronic Components-Semiconductors                   12,526
---------------------------------------------------------------------

Entertainment Software - 0.6%
Electronic Arts*                              23,190          1,298
                                                       --------------

Total Entertainment Software                                  1,298
---------------------------------------------------------------------

Finance-Commercial - 0.4%
CIT Group                                     19,010            764
                                                       --------------

Total Finance-Commercial                                        764
---------------------------------------------------------------------

Finance-Credit Card - 0.6%
Discover Financial Services*                  59,660          1,241
                                                       --------------

Total Finance-Credit Card                                     1,241
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2007 (UNAUDITED)


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Finance-Investment Banker/Broker - 4.3%
Greenhill                                     35,700   $      2,180
Knight Capital Group, Cl A*                   92,870          1,111
MF Global*                                    55,210          1,601
optionsXpress Holdings                       162,140          4,238
                                                       --------------

Total Finance-Investment Banker/Broker                        9,130
_____________________________________________________________________

Finance-Other Services - 0.9%
Asset Acceptance Capital                     160,550          1,862
                                                       --------------

Total Finance-Other Services                                  1,862
_____________________________________________________________________

Food-Wholesale/Distribution - 1.3%
United Natural Foods*                        102,550          2,791
                                                       ______________

Total Food-Wholesale/Distribution                             2,791
_____________________________________________________________________

Gas-Distribution - 0.9%
WGL Holdings                                  56,600          1,918
                                                       ______________

Total Gas-Distribution                                        1,918
_____________________________________________________________________

Hotels & Motels - 1.3%
Wyndham Worldwide                             83,930          2,750
                                                       --------------

Total Hotels & Motels                                         2,750
---------------------------------------------------------------------

Human Resources - 1.8%
Hewitt Associates, Cl A*                     109,980          3,855
                                                       --------------

Total Human Resources                                         3,855
---------------------------------------------------------------------

Independent Power Producer - 2.1%
Calpine*                                     361,100            545
Mirant*                                       73,220          2,979
Reliant Energy*                               40,510          1,037
                                                       --------------

Total Independent Power Producer                              4,561
_____________________________________________________________________

Industrial Automation/Robot - 0.9%
Cognex                                       106,050          1,884
                                                       ______________

Total Industrial Automation/Robot                             1,884
_____________________________________________________________________

Internet Security - 0.4%
Checkfree*                                    18,160            845
                                                       ______________

Total Internet Security                                         845
_____________________________________________________________________

Investment Companies - 0.5%
KKR Financial Holdings                        65,077          1,097
                                                       ______________

Total Investment Companies                                    1,097
_____________________________________________________________________

Linen Supply & Related Items - 1.0%
Cintas                                        55,380          2,055
                                                       ______________

Total Linen Supply & Related Items                            2,055
_____________________________________________________________________


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Machinery-Print Trade - 0.5%
Zebra Technologies, Cl A*                     29,530   $      1,078
                                                       ______________

Total Machinery-Print Trade                                   1,078
---------------------------------------------------------------------

Medical Information Systems - 1.5%
IMS Health                                   106,840          3,274
                                                       --------------

Total Medical Information Systems                             3,274
---------------------------------------------------------------------

Medical Labs & Testing Services - 1.2%
MDS                                           51,730          1,115
Quest Diagnostics                             25,680          1,483
                                                       ______________

Total Medical Labs & Testing Services                         2,598
---------------------------------------------------------------------

Medical-Biomedical/Genetic - 1.0%
Invitrogen*                                   25,960          2,122
                                                       ______________

Total Medical-Biomedical/Genetic                              2,122
---------------------------------------------------------------------

Medical-Drugs - 2.4%
Angiotech Pharmaceuticals*                   484,560          3,038
Forest Laboratories*                          57,000          2,126
                                                       ______________

Total Medical-Drugs                                           5,164
_____________________________________________________________________

Medical-HMO - 0.7%
Magellan Health Services*                     35,270          1,431
                                                       ______________

Total Medical-HMO                                             1,431
_____________________________________________________________________

Medical-Outpatient/Home Medical - 2.4%
Lincare Holdings*                            142,145          5,210
                                                       ______________

Total Medical-Outpatient/Home Medical                         5,210
---------------------------------------------------------------------

Metal Processors & Fabricators - 2.3%
Haynes International*                         18,720          1,598
Sterlite Industries ADR*                     185,690          3,435
                                                       ______________

Total Metal Processors & Fabricators                          5,033
---------------------------------------------------------------------

Motion Pictures & Services - 1.6%
Macrovision*                                 138,850          3,420
                                                       ______________

Total Motion Pictures & Services                              3,420
---------------------------------------------------------------------

Multi-Line Insurance - 0.8%
XL Capital, Cl A                              20,510          1,624
                                                       ______________

Total Multi-Line Insurance                                    1,624
---------------------------------------------------------------------

Non-Hazardous Waste Disposal - 1.2%
Allied Waste Industries*                     199,170          2,539
                                                       ______________

Total Non-Hazardous Waste Disposal                            2,539
---------------------------------------------------------------------

Office Automation & Equipment - 2.0%
Pitney Bowes                                  95,060          4,318
                                                       --------------

Total Office Automation & Equipment                           4,318
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Oil & Gas Drilling - 0.5%
Rowan                                         31,350   $      1,147
                                                       --------------

Total Oil & Gas Drilling                                      1,147
---------------------------------------------------------------------

Oil-Field Services - 2.6%
Exterran Holdings*                            45,698          3,671
Helix Energy Solutions Group*                 45,100          1,915
                                                       --------------

Total Oil-Field Services                                      5,586
---------------------------------------------------------------------

Paper & Related Products - 2.5%
Abitibi-Consolidated*                      1,283,540          2,246
MeadWestvaco                                  34,840          1,029
Smurfit-Stone Container*                     184,430          2,154
                                                       ______________

Total Paper & Related Products                                5,429
_____________________________________________________________________

Pharmacy Services - 0.5%
Omnicare                                      34,970          1,159
                                                       ______________

Total Pharmacy Services                                       1,159
_____________________________________________________________________

Pipelines - 1.9%
El Paso                                      246,020          4,175
                                                       --------------

Total Pipelines                                               4,175
---------------------------------------------------------------------

Platinum - 0.7%
Stillwater Mining*                           147,170          1,514
                                                       --------------

Total Platinum                                                1,514
---------------------------------------------------------------------

Printing-Commercial - 1.9%
RR Donnelley & Sons                           62,860          2,298
Valassis Communications*                     189,720          1,693
                                                       --------------

Total Printing-Commercial                                     3,991
---------------------------------------------------------------------

Publishing-Books - 0.2%
Scholastic*                                   14,490            505
                                                       --------------

Total Publishing-Books                                          505
---------------------------------------------------------------------

Real Estate Operation/Development - 0.7%
St. Joe                                       45,990          1,546
                                                       --------------

Total Real Estate Operation/Development                       1,546
---------------------------------------------------------------------

Reinsurance - 7.3%
Allied World Assurance Holdings               31,710          1,646
Aspen Insurance Holdings                     182,480          5,093
Everest Re Group                              24,190          2,667
Montpelier Re Holdings                       238,420          4,220
Validus Holdings*                             85,530          2,073
                                                       --------------

Total Reinsurance                                            15,699
_____________________________________________________________________


---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

REITs-Diversified - 1.0%
CapitalSource                                105,650   $      2,138
                                                       --------------

Total REITs-Diversified                                       2,138
---------------------------------------------------------------------

REITs-Mortgage - 0.8%
Annaly Capital Management                    114,040          1,817
                                                       ______________

Total REITs-Mortgage                                          1,817
_____________________________________________________________________

Rental Auto/Equipment - 1.7%
Avis Budget Group*                            67,610          1,548
RSC Holdings*                                128,590          2,109
                                                       ______________

Total Rental Auto/Equipment                                   3,657
---------------------------------------------------------------------

Retail-Office Supplies - 0.6%
OfficeMax                                     39,190          1,343
                                                       ______________

Total Retail-Office Supplies                                  1,343
---------------------------------------------------------------------

Semiconductor Components-Integrated Circuits - 2.9%
Cypress Semiconductor*                        47,880          1,399
Maxim Integrated Products                    167,190          4,907
                                                       ______________

Total Semiconductor Components-
     Integrated Circuits                                      6,306
---------------------------------------------------------------------

Semiconductor Equipment - 0.5%
Novellus Systems*                             42,560          1,160
                                                       --------------

Total Semiconductor Equipment                                 1,160
---------------------------------------------------------------------

Telecommunications Equipment-Fiber Optics - 1.2%
JDS Uniphase*                                168,710          2,524
                                                       ______________

Total Telecommunications Equipment-Fiber Optics               2,524
_____________________________________________________________________

Telecommunications Services - 0.8%
Amdocs*                                       43,590          1,621
                                                       ______________

Total Telecommunications Services                             1,621
_____________________________________________________________________

Telephone-Integrated - 1.2%
Level 3 Communications*                      568,530          2,644
                                                       ______________

Total Telephone-Integrated                                    2,644
_____________________________________________________________________

Therapeutics - 3.6%
ImClone Systems*                              29,090          1,203
Medicines*                                   256,100          4,561
Warner Chilcott, Cl A*                       104,188          1,851
                                                       ______________

Total Therapeutics                                            7,615
---------------------------------------------------------------------

Wireless Equipment - 0.4%
RF Micro Devices*                            135,440            912
                                                       --------------

Total Wireless Equipment                                        912
                                                       --------------

Total Common Stock (Cost $194,640)                          208,205
---------------------------------------------------------------------

OLD MUTUAL MID-CAP FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2007 (UNAUDITED)


---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Money Market Fund - 3.0%
Evergreen Select Money Market
     Fund, Institutional Class,
     5.250% (D)                            6,435,344   $      6,435
                                                       --------------

Total Money Market Fund (Cost $6,435)                         6,435
---------------------------------------------------------------------

Total Investments - 100.1% (Cost $201,075)                  214,640
---------------------------------------------------------------------

Other Assets and Liabilities, Net - (0.1)%                     (225)
---------------------------------------------------------------------

Total Net Assets - 100.0%                              $    214,415
---------------------------------------------------------------------

For descriptions of abbreviations and footnotes, please refer to page 122.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL SELECT GROWTH FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors:  Ashfield Capital Partners,  LLC and Turner  Investment  Partners,
Inc.


Performance Highlights

o For the six-month period ended September 30, 2007, the 23.63% gain of the Class Z shares of the Old Mutual Select Growth Fund significantly exceeded the 10.95% return of its benchmark, the Russell 3000(R) Growth Index.

o The Fund's very strong relative outperformance was largely due to favorable stock selection, although sector allocation also contributed positively.

o Among the Fund's individual holdings that performed well were Apple, Cisco Systems and Monsanto. The largest contribution to the Fund's return was made by Apple.

o Holdings that detracted from the Fund's return included shares of internet company Akamai Technologies (no longer a Fund holding), which fell due to concerns over increased competition.

o On a sector basis, the greatest contribution to relative return was from strong stock selection in industrials, in which the Fund was underweight.



Q.   How did the Fund perform relative to its benchmark?

A. For the six-month period ended September 30, 2007, the 23.63% gain of the Class Z shares of the Old Mutual Select Growth Fund (the "Fund") significantly exceeded the 10.95% return of its benchmark, the Russell 3000(R) Growth Index. Performance for all share classes can be found on page 71.

Q.   What investment environment did the Fund face during the past six months?

A. During the six-month period, trading in equities became risky in July and August, as the credit downturn severely dampened investor confidence. Concerns about the mortgage and credit markets escalated and most major equity markets fell sharply, but the Federal Reserve came to the rescue in mid-September with a 50 basis point cut to the Federal Funds rate, prompting stocks to recover their losses. Despite the volatility, most leading stock market indexes ended the period near all-time highs, although small cap stocks generally experienced losses for the quarter

Q.   Which market factors influenced the Fund's relative performance?

A. Overall deceleration in earnings growth helped growth stocks to return to favor as market participants increasingly moved toward companies able to produce solid earnings growth in a weakening economy. As companies with above-average earnings growth became scarcer, investors were drawn toward bonafide growth stocks. Large cap growth stocks outperformed their value counterparts during the period, and the Fund's sub-advisors view that movement as the beginning of a shift toward growth stocks.

Q.   How did portfolio composition affect Fund performance?

A. Despite the period's challenges, the Fund took advantage of increased investor interest in classic growth companies with above-average earnings. The Fund's very strong relative outperformance was largely due to favorable stock selection, although sector allocation also contributed positively. Among the Fund's individual holdings that performed well were Apple, Cisco Systems and Monsanto. The largest contribution to the Fund's return was made by Apple. The company posted solid earnings with sales of its iPod, reintroduction of the iTV and the highly anticipated summer release of its iPhone. Another significant contributor to the Fund's gain was Cisco Systems, which delivered a series of positive earnings results coupled with increased long term revenue targets from company management. Also posting strong growth was agricultural products company, Monsanto. The company has seen increased sales for many of their products and is experiencing improved pricing for both seeds and Roundup, a weed control chemical, resulting in improved financial results for the company.

     Holdings that detracted from the Fund's return included shares of internet company Akamai Technologies (no longer a Fund holding), which fell due to concerns over increased competition. Another detractor were shares of networking company Riverbed Technology (no longer a Fund holding), which were sold in favor of Citrix Systems, Turner Investment Partners, Inc. ("Turner") has a positive outlook for Citrix Systems as it recently made an acquisition to enter the virtualization space. Holdings in First Marblehead (no longer a Fund holding), a provider of student loans, also fell.

     On a sector basis, the greatest contribution to relative return was from strong stock selection in industrials, in which the Fund was underweight. An overweight position in the information technology sector coupled with favorable stock selection also contributed to relative performance. An underweight position and favorable stock selection in the consumer discretionary sector was beneficial. The Fund's underweight position and poor stock selection in the energy sector diminished returns as did unfavorable stock selection and an overweight position in financials.

                                                              Select Growth Fund

--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors:  Ashfield Capital Partners,  LLC and Turner  Investment  Partners,
Inc.


Top Ten Holdings
as of September 30, 2007


Cisco Systems                  5.3%
-----------------------------------
CME Group                      4.3%
-----------------------------------
Apple                          3.9%
-----------------------------------
Intel                          3.9%
-----------------------------------
Google, Cl A                   3.7%
-----------------------------------
Coach                          3.2%
-----------------------------------
NVIDIA                         2.6%
-----------------------------------
Broadcom, Cl A                 2.4%
-----------------------------------
NII Holdings                   2.2%
-----------------------------------
Monsanto                       2.2%
-----------------------------------
As a percentage of Total
Fund Investments              33.7%
-----------------------------------


Q.   What is the investment outlook for the large cap growth equity market?

A. According to Ashfield Capital Partners, LLC ("Ashfield"), larger companies have historically performed better in a weakening economic environment due to their strong cash flows, international diversification and the weaker dollar. As a result, Ashfield has been investing in larger market capitalization companies over the last six to nine months. Ashfield expects equities to outperform over the next year and expects that if fundamentals remain solid, and if economic growth becomes more moderate, corporate profits will likely grow at a pace that is more consistent with historical averages.

     In the view of Turner, the housing slump and subprime loan malaise are not likely to be severe enough to send the economy into a recession and the stock market into bearish territory. Rather, Turner believes that the stock market will draw strength from the health of the global economy, which should bolster corporate earnings. Second quarter profits rose roughly 8%, below the double-digit norm of the past three years but still above the long-term average of 7.6%, and Turner thinks profit growth may again hit the low double digits in the fourth quarter as long as earnings stay reasonably healthy. Turner does not think the stock market is in danger of morphing from a bullish to a bearish in the near term.

     Turner currently favors shares of companies in the semiconductor, telecommunications equipment, internet and pharmaceuticals industries and those of investment banks/ brokers. The sub-advisor focuses on owning stocks it thinks have superior earnings prospects.

Select Growth Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                 Six         One         Annualized     Annualized     Annualized       Annualized
                               Inception        Month        Year          3 Year         5 Year         10 Year        Inception
                                 Date          Return       Return         Return         Return         Return          to Date
------------------------------------------------------------------------------------------------------------------------------------
Class Z                         04/05/95       23.63%       33.28%         16.88%         15.16%         5.48%            11.49%
Class A with load               09/30/03       16.37%       25.27%         14.31%          n/a            n/a             10.98%
Class A without load            09/30/03       23.49%       32.94%         16.58%          n/a            n/a             12.64%
Class C with load               09/30/03       21.97%       30.96%         15.71%          n/a            n/a             11.79%
Class C without load            09/30/03       22.97%       31.96%         15.71%          n/a            n/a             11.79%
Class R                         12/20/06 (1)   23.04%        n/a            n/a            n/a            n/a             23.19%+
Institutional Class             12/20/06 (1)   23.70%        n/a            n/a            n/a            n/a             24.09%+
Russell 3000(R) Growth Index    04/05/95       10.95%       19.31%         12.36%         14.19%         3.97%             8.60%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action settlements regarding prior fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages 1-3.

+ Cumulative return since inception.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current sub-advisors. In addition, prior to February 10, 2007, the Fund was managed by sub-advisors different than the Fund's current sub-advisors and the Fund's performance prior to these periods, may not be indicative of how the Fund will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C, Class R and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.61% and 1.25%; 5.23% and 1.50%; 8.93% and 2.25%;
1.83% and 1.75%; and 0.98% and 0.95%, respectively. Expenses for Class R and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
------------------------------------------------------------------------------------------------------------------------------------
                          3/31/97  Mar 98   Mar 99   Mar 00   Mar 01   Mar 02   Mar 03   Mar 04   Mar 05   Mar 06   Mar 07   Sep 07
Old Mutual Select Growth
Fund, Class Z             $10,000  $15,179  $16,298  $55,546  $19,869  $16,998  $11,744  $15,631  $14,913  $18,412  $19,108  $23,623

Russell 3000(R)
Growth Index              $10,000  $14,864  $18,483  $25,095  $14,425  $14,213  $10,364  $13,903  $14,063  $16,088  $17,138  $19,015


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1997 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


Sector Weightings as of September 30, 2007 - % of Total Fund Investments
--------------------------------------------------------------------------------
    Information Technology    43%
               Health Care    14%
                Industrial    12%
    Consumer Discretionary     9%
                Financials     7%
                 Materials     5%
                    Energy     3%
          Consumer Staples     3%
         Money Market Fund     2%
Telecommunication Services     2%
                            -----
                             100%

OLD MUTUAL SELECT GROWTH FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2007 (UNAUDITED)

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Common Stock - 98.5%
Aerospace/Defense - 1.0%
Boeing                                        13,270   $      1,393
                                                       --------------

Total Aerospace/Defense                                       1,393
---------------------------------------------------------------------

Agricultural Chemicals - 2.2%
Monsanto                                      33,860          2,903
                                                       --------------

Total Agricultural Chemicals                                  2,903
---------------------------------------------------------------------

Apparel Manufacturers - 4.1%
Coach*                                        91,570          4,328
Guess?                                        25,000          1,226
                                                       --------------

Total Apparel Manufacturers                                   5,554
---------------------------------------------------------------------

Applications Software - 1.0%
Microsoft                                     46,910          1,382
                                                       ______________

Total Applications Software                                   1,382
---------------------------------------------------------------------

Beverages-Non-Alcoholic - 1.0%
PepsiCo                                       19,200          1,407
                                                       ______________

Total Beverages-Non-Alcoholic                                 1,407
---------------------------------------------------------------------

Cable TV - 0.9%
Comcast, Cl A*                                50,600          1,223
                                                       ______________

Total Cable TV                                                1,223
---------------------------------------------------------------------

Casino Hotels - 1.5%
Wynn Resorts                                  13,170          2,075
                                                       ______________

Total Casino Hotels                                           2,075
---------------------------------------------------------------------

Cellular Telecommunications - 2.3%
NII Holdings*                                 36,800          3,023
                                                       ______________

Total Cellular Telecommunications                             3,023
---------------------------------------------------------------------

Coffee - 1.4%
Green Mountain Coffee Roasters*               54,840          1,820
                                                       ______________

Total Coffee                                                  1,820
---------------------------------------------------------------------

Computer Services - 1.1%
Cognizant Technology Solutions, Cl A*         17,960          1,433
                                                       ______________

Total Computer Services                                       1,433
---------------------------------------------------------------------

Computers - 8.6%
Apple*                                        34,610          5,314
Hewlett-Packard                               31,200          1,554
International Business Machines               15,400          1,814
Research In Motion*                           28,860          2,844
                                                       --------------

Total Computers                                              11,526
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Computers-Memory Devices - 2.8%
SanDisk*                                      45,990   $      2,534
Seagate Technology                            46,500          1,190
                                                       --------------

Total Computers-Memory Devices                                3,724
---------------------------------------------------------------------

Diversified Manufacturing Operations - 1.3%
Danaher                                       20,980          1,735
                                                       --------------

Total Diversified Manufacturing Operations                    1,735
---------------------------------------------------------------------

Electronic Components-Miscellaneous - 0.6%
Garmin                                         7,130            851
                                                       ______________

Total Electronic Components-Miscellaneous                       851
_____________________________________________________________________

Electronic Components-Semiconductors - 10.0%
Broadcom, Cl A*                               89,810          3,273
Intel                                        205,130          5,305
NVIDIA*                                       95,280          3,453
Texas Instruments                             39,200          1,434
                                                       ______________

Total Electronic Components-Semiconductors                   13,465
_____________________________________________________________________

Electronic Connectors - 1.4%
Amphenol, Cl A                                45,660          1,815
                                                       ______________

Total Electronic Connectors                                   1,815
_____________________________________________________________________

Energy-Alternate Sources - 1.4%
First Solar*                                  16,260          1,914
                                                       ______________

Total Energy-Alternate Sources                                1,914
_____________________________________________________________________

Engineering/R&D Services - 1.6%
ABB ADR                                       82,930          2,175
                                                       ______________

Total Engineering/R&D Services                                2,175
_____________________________________________________________________

Finance-Other Services - 4.3%
CME Group                                      9,890          5,809
                                                       ______________

Total Finance-Other Services                                  5,809
_____________________________________________________________________

Internet Security - 1.9%
VeriSign*                                     74,720          2,521
                                                       ______________

Total Internet Security                                       2,521
_____________________________________________________________________

Investment Management/Advisory Services - 1.6%
Affiliated Managers Group*                    16,770          2,138
                                                       ______________

Total Investment Management/Advisory Services                 2,138
_____________________________________________________________________

Machinery-Construction & Mining - 0.9%
Terex*                                        13,090          1,165
                                                       ______________

Total Machinery-Construction & Mining                         1,165
_____________________________________________________________________

Machinery-Farm - 1.9%
Deere                                         17,120          2,541
                                                       --------------

Total Machinery-Farm                                          2,541
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Machinery-General Industry - 1.8%
Manitowoc                                     54,600   $      2,418
                                                       --------------

Total Machinery-General Industry                              2,418
---------------------------------------------------------------------

Medical Instruments - 1.6%
St. Jude Medical*                             48,600          2,142
                                                       --------------

Total Medical Instruments                                     2,142
---------------------------------------------------------------------

Medical Products - 3.3%
Baxter International                          49,260          2,772
Stryker                                       24,400          1,678
                                                       --------------

Total Medical Products                                        4,450
---------------------------------------------------------------------

Medical-Biomedical/Genetic - 1.3%
Genentech*                                    21,890          1,708
                                                       --------------

Total Medical-Biomedical/Genetic                              1,708
---------------------------------------------------------------------

Medical-Drugs - 5.0%
Allergan                                      34,820          2,245
Schering-Plough                               61,600          1,948
Shire ADR                                     33,600          2,486
                                                       --------------

Total Medical-Drugs                                           6,679
_____________________________________________________________________

Medical-HMO - 1.2%
Aetna                                         28,500          1,547
                                                       --------------

Total Medical-HMO                                             1,547
_____________________________________________________________________

Metal Processors & Fabricators - 2.0%
Precision Castparts                           18,000          2,664
                                                       --------------

Total Metal Processors & Fabricators                          2,664
_____________________________________________________________________

Networking Products - 7.3%
Cisco Systems*                               214,730          7,110
Juniper Networks*                             73,520          2,691
                                                       --------------

Total Networking Products                                     9,801
---------------------------------------------------------------------

Oil Field Machinery & Equipment - 1.1%
Cameron International*                        16,600          1,532
                                                       --------------

Total Oil Field Machinery & Equipment                         1,532
---------------------------------------------------------------------

Oil-Field Services - 0.9%
Schlumberger                                  10,920          1,147
                                                       --------------

Total Oil-Field Services                                      1,147
---------------------------------------------------------------------

Real Estate Management/Services - 1.1%
Jones Lang LaSalle                            14,910          1,532
                                                       ______________

Total Real Estate Management/Services                         1,532
_____________________________________________________________________

Retail-Apparel/Shoe - 1.0%
Abercrombie & Fitch, Cl A                     16,440          1,327
                                                       --------------

Total Retail-Apparel/Shoe                                     1,327
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                                  Shares      Value (000)
---------------------------------------------------------------------

Retail-Discount - 1.0%
Target                                       21,000    $      1,335
                                                       --------------

Total Retail-Discount                                         1,335
---------------------------------------------------------------------

Semiconductor Equipment - 1.8%
Applied Materials                           118,290           2,449
                                                       --------------

Total Semiconductor Equipment                                 2,449
---------------------------------------------------------------------

Software Tools - 1.1%
VMware, Cl A*                                16,870           1,434
                                                       ______________

Total Software Tools                                          1,434
_____________________________________________________________________

Steel-Producers - 1.5%
Nucor                                        33,930           2,018
                                                       ______________

Total Steel-Producers                                         2,018
_____________________________________________________________________

Steel-Specialty - 1.1%
Allegheny Technologies                       13,410           1,474
                                                       ______________

Total Steel-Specialty                                         1,474
---------------------------------------------------------------------

Telecommunications Equipment-Fiber Optics - 1.0%
Corning                                      56,300           1,388
                                                       --------------

Total Telecommunications Equipment-Fiber Optics               1,388
---------------------------------------------------------------------

Therapeutics - 2.0%
Gilead Sciences*                             65,620           2,682
                                                       --------------

Total Therapeutics                                            2,682
---------------------------------------------------------------------

Transport-Marine - 1.3%
Tidewater                                    26,900           1,690
                                                       --------------

Total Transport-Marine                                        1,690
_____________________________________________________________________

Web Portals/ISP - 3.7%
Google, Cl A*                                 8,760           4,969
                                                       --------------

Total Web Portals/ISP                                         4,969
_____________________________________________________________________

Wireless Equipment - 1.6%
Nokia ADR                                    56,840           2,156
                                                       --------------

Total Wireless Equipment                                      2,156
                                                       ______________

Total Common Stock (Cost $106,391)                          132,134
_____________________________________________________________________

Money Market Fund - 2.0%
Evergreen Select Money Market Fund,
   Institutional Class,
   5.250% (D)                             2,682,608           2,683
                                                       --------------

Total Money Market Fund (Cost $2,683)                         2,683
---------------------------------------------------------------------

Total Investments - 100.5%( Cost $109,074)                  134,817
---------------------------------------------------------------------

Other Assets and Liabilities, Net - (0.5)%                     (635)
---------------------------------------------------------------------

Total Net Assets - 100.0%                              $    134,182
---------------------------------------------------------------------

For descriptions of abbreviations and footnotes, please refer to page 122.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL SMALL CAP FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors: Eagle Asset Management, Inc. and Liberty Ridge Capital, Inc.


Performance Highlights

o For the six-month period ended September 30, 2007, the Old Mutual Small Cap Fund outperformed its benchmark, the Russell 2000(R) Index. The Fund's Class Z shares rose 6.42%, versus a gain of 1.19% for the Index.

o The Fund's underweight position coupled with favorable stock selection in the weak consumer discretionary sector was most beneficial to relative returns, due to lack of exposure to specialty retail, automobile and housing related stocks.

o On a stock-specific basis, positive contributors included EDO, Teledyne Technologies and FMC Technologies while detractors included KKR Financial Holdings (no longer a Fund holding), Abitibi-Consolidated and Irwin Financial.

o The greatest individual contributor to the Fund's return was from a position in defense equipment manufacturer, EDO, which experienced strong growth in military orders.


Q.   How did the Fund perform relative to its benchmark?

A. For the six-month period ended September 30, 2007, the Old Mutual Small Cap Fund (the "Fund") outperformed its benchmark, the Russell 2000(R) Index (the "Index"). The Fund's Class Z shares rose 6.42%, versus a gain of 1.19% for the Index. Performance for all share classes can be found on page 76.

Q.   What investment environment did the Fund face during the past six months?

A. Eagle Asset Management, Inc. ("Eagle") believes the turmoil in structured fixed-income finance, propelled by subprime losses and a lack of liquidity in the secondary market, impacted the equity markets more than many initially thought. Small cap stocks were adversely affected when certain quantitative hybrid hedge funds (those that include both stocks and bonds) had to liquidate stocks due to margin calls on fixed income leveraged positions and redemptions from clients. These forced liquidations affected most small cap managers and, as a result, the Russell 2000(R) Index lagged its larger cap counterparts.

     Liberty Ridge Capital, Inc. ("Liberty Ridge") points to two emerging themes which dominated market sentiment during the period. First, the continued strength of emerging markets' gross domestic product growth drew continued strong interest from market participants and was further strengthened by a weak dollar, making foreign earnings more valuable compared to the U.S. dollar. Second, the housing market downturn and mortgage market decline sharply increased market volatility in the latter half of the period under review and was accompanied by a decreased willingness to adequately price a variety of heretofore liquid financial instruments such as commercial paper and asset-backed securities, leading to a credit crunch that had the potential to severely disrupt all markets. The 50 basis point reduction of the Federal Funds rate in mid-September brought about a swift equity market rebound returning most domestic equity indexes to near all-time highs by month-end.

Q.   Which market factors influenced the Fund's relative performance?

A. Despite market pressures that affected many small cap managers, the Fund posted positive returns and outperformed on a relative basis.

     During the months of higher volatility, particularly August, Eagle was able to add positions that had been on its focus list at all-time low valuations. Eagle also added positions in companies that were structurally sound, but were trading at lower prices than before the market volatility. Eagle's focus on high quality, larger market capitalization companies with higher price-to-earnings ratios and less leverage helped the Fund to overcome recent volatility.

     In the view of Liberty Ridge, stock specific factors, rather than the impact of macroeconomic themes, largely drove the Fund's relative results.

Q.   How did portfolio composition affect Fund performance?

A. The Fund's underweight position coupled with favorable stock selection in the weak consumer discretionary sector was most beneficial to relative returns, due to lack of exposure to specialty retail, automobile and housing related stocks. Contributing significantly to the Fund's relative performance was an overweight position and favorable selection in the strong industrials sector. An underweight position combined with strong stock selection in the battered financials sector also bolstered relative returns, as the Fund's lack of exposure to banks and other mortgage related companies and positive exposure to insurance companies proved beneficial. Unfavorable stock selection in the materials, health care and telecommunications services sectors detracted from the Fund's relative results. On a stock-specific basis, positive contributors included EDO, Teledyne Technologies and FMC Technologies while detractors included KKR Financial Holdings ("KKR") (no longer a Fund holding), Abitibi-Consolidated and Irwin Financial.

Small Cap Fund

     The greatest individual contributor to the Fund's return was a position in defense equipment manufacturer, EDO which experienced strong growth in military orders. Also, in September, share prices rose on an announcement that the company would be acquired by ITT. Also contributing very positively to returns was a position in Teledyne Technologies, another defense manufacturer. The company saw strong growth in end markets which led to revenue and earnings that beat expectations. Another significant contributor to the Fund's return during the period was FMC Technologies. The company, which designs, manufactures and services systems and products used in deepwater exploration and the production of crude oil and natural gas, handily beat estimates on expanding profit margins and higher revenue. FMC Technologies saw its future order backlog rise sharply from last year, adding further visibility.

     Among holdings that eroded the Fund's return was specialty finance company, KKR. The company originally held 75% of its assets in high-quality mortgage-backed bonds and 25% in KKR-associated corporate-loan deals, which allowed KKR to qualify as a Real Estate Investment Trust ("REIT"). Earlier this year, the company decided to transition from a REIT to a limited liability company but the stock nevertheless experienced above-average volatility in the late summer along with most companies that had anything to do with either mortgage financing or investing. Although the company had exposure to only the highest quality mortgages, its share price declined during the period. The value of holdings in Canadian newsprint producer, Abitibi-Consolidated, fell due to a strong Canadian dollar, and weak end market demand that hurt the company's competitive position. Regional bank, Irwin Financial, took a one-time loss associated with a bad loan in its commercial lending unit that, along with continued difficulties in its home equity segment, served to further depress the company's valuation.

Q.   What is the investment outlook for the small cap equity market?

A. Eagle continues to find the small cap market attractive and expects a bounce-back in high quality, reasonably priced small cap stocks in the coming months. Bond-market yields have been low, but Eagle sees attractive yields in the small cap equities market. At the end of the period, free-cash-flow yields were around 4.5%, roughly equivalent to a 10-year U.S. Treasury bond. Eagle finds this yield attractive and notes that one key difference between equities and bonds is that good company management can reinvest cash to facilitate capital growth or share buybacks that can ultimately increase share prices. Eagle also notes that the Federal Reserve (the "Fed") was responsive to financial market volatility by cutting interest rates in September. If the housing market continues to weaken, core inflation may follow. However, Eagle believes that the Fed still has room to act as real Federal Fund rates remain relatively high compared with historical levels.

     Liberty Ridge focuses on finding companies it believes will do well regardless of short-term macroeconomic preoccupations that often dominate short-term investor sentiment. Liberty Ridge remains comfortable with the Fund's current holdings and maintains a long-term outlook that it believes will reward investors over time.


Top Ten Holdings
as of September 30, 2007

Teledyne Technologies              1.4%
---------------------------------------
Arch Capital Group                 1.2%
---------------------------------------
Star Gas Partners LP               1.2%
---------------------------------------
Affiliated Managers Group          1.2%
---------------------------------------
Wright Express                     1.1%
---------------------------------------
Orthofix International             1.1%
---------------------------------------
John Wiley & Sons, Cl A            1.0%
---------------------------------------
Angiotech Pharmaceuticals          1.0%
---------------------------------------
Ansys                              1.0%
---------------------------------------
FMC Technologies                   1.0%
---------------------------------------
As a percentage of Total
Fund Investments                  11.2%
---------------------------------------


                                                                  Small Cap Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of September 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                  Six          One       Annualized      Annualized      Annualized      Annualized
                                 Inception       Month         Year        3 Year          5 Year          10 Year       Inception
                                    Date         Return       Return       Return          Return          Return         to Date
------------------------------------------------------------------------------------------------------------------------------------
Class Z                          04/30/97        6.42%        21.78%       15.34%          16.51%          9.17%           12.77%
Class A with load                09/30/03        0.17%        14.52%       12.82%           n/a             n/a            13.34%
Class A without load             09/30/03        6.29%        21.53%       15.07%           n/a             n/a            15.03%
Class C with load                09/30/03        4.86%        19.54%       14.18%           n/a             n/a            14.15%
Class C without load             09/30/03        5.86%        20.54%       14.18%           n/a             n/a            14.15%
Class R                          12/20/06 (1)    5.85%         n/a          n/a             n/a             n/a            10.58%+
Institutional Class              12/20/06 (1)    6.41%         n/a          n/a             n/a             n/a            11.40%+
Russell 2000(R) Index            04/30/97        1.19%        12.34%       13.36%          18.75%          7.22%            9.89%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

+ Cumulative return since inception.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

As of January 1, 2006, certain of the Fund's assets began to be managed by a sub-advisor different than the Fund's former advisor, and the Fund's former advisor became a sub-advisor to the Fund. As a result, the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C, Class R and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.67% and 1.25%; 4.65% and 1.50%; 5.88% and 2.25%;
1.94% and 1.75%; and 1.11% and 1.10%, respectively. Expenses for Class R and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
-----------------------------------------------------------------------------------------------------------------------------------
                         4/30/97  Mar 98   Mar 99   Mar 00   Mar 01   Mar 02   Mar 03   Mar 04   Mar 05   Mar 06   Mar 07   Sep 07
Old Mutual Small Cap
Fund, Class Z            $10,000  $16,228  $12,832  $21,142  $21,774  $24,330  $15,634  $23,905  $26,109  $29,514  $32,872  $34,983

Russell 2000(R) Index    $10,000  $14,162  $11,859  $16,281  $13,785  $15,712  $11,476  $18,802  $19,819  $24,942  $26,416  $26,731


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of April 30, 1997 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2007 - % of Total Fund Investments
--------------------------------------------------------------------------------
    Information Technology    23%
                Industrial    17%
                Financials    16%
    Consumer Discretionary    14%
               Health Care    11%
                 Materials     6%
                    Energy     5%
         Money Market Fund     3%
          Consumer Staples     2%
Telecommunication Services     2%
                 Utilities     1%
                            -----
                             100%

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2007 (UNAUDITED)

---------------------------------------------------------------------
Description                                  Shares      Value (000)
---------------------------------------------------------------------

Common Stock - 97.1%
Aerospace/Defense - 1.8%
Aerovironment*                                7,870    $        181
Teledyne Technologies*                       10,875             581
                                                       ______________

Total Aerospace/Defense                                         762
_____________________________________________________________________

Aerospace/Defense-Equipment - 0.8%
B/E Aerospace*                                3,775             157
DRS Technologies                              3,560             196
                                                       --------------

Total Aerospace/Defense-Equipment                               353
_____________________________________________________________________

Agricultural Operations - 0.4%
Tejon Ranch*                                  3,985             165
                                                       ______________

Total Agricultural Operations                                   165
_____________________________________________________________________

Apparel Manufacturers - 0.8%
Liz Claiborne                                 6,410             220
Oxford Industries                             3,375             122
                                                       --------------

Total Apparel Manufacturers                                     342
---------------------------------------------------------------------

Applications Software - 0.5%
Progress Software*                            6,340             192
                                                       --------------

Total Applications Software                                     192
---------------------------------------------------------------------

Auction House/Art Dealer - 0.4%
Sotheby's                                     3,235             155
                                                       --------------

Total Auction House/Art Dealer                                  155
---------------------------------------------------------------------

Auto-Medium & Heavy Duty Trucks - 0.5%
Force Protection*                            10,240             222
                                                       ______________

Total Auto-Medium & Heavy Duty Trucks                           222
---------------------------------------------------------------------

Auto/Truck Parts & Equipment-Original - 1.1%
BorgWarner                                    2,650             242
Tenneco*                                      7,865             244
                                                       ______________

Total Auto/Truck Parts & Equipment-Original                     486
---------------------------------------------------------------------

Beverages-Non-Alcoholic - 0.5%
Coca-Cola Bottling                            3,800             229
                                                       ______________

Total Beverages-Non-Alcoholic                                   229
---------------------------------------------------------------------

Building Products-Light Fixtures - 0.5%
Genlyte Group*                                3,235             208
                                                       --------------

Total Building Products-Light Fixtures                          208
---------------------------------------------------------------------

Building-Heavy Construction - 0.4%
Washington Group International*               2,080             183
                                                       --------------

Total Building-Heavy Construction                               183
_____________________________________________________________________

Building-Mobile Home/Manufactured Housing - 0.5%
Thor Industries                               4,900             220
                                                       --------------

Total Building-Mobile Home/Manufactured Housing                 220
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                                  Shares      Value (000)
---------------------------------------------------------------------

Cable TV - 0.8%
Lodgenet Entertainment*                      12,600    $        320
                                                       ______________

Total Cable TV                                                  320
---------------------------------------------------------------------

Cellular Telecommunications - 0.6%
Cellcom Israel                                9,745             237
                                                       ______________

Total Cellular Telecommunications                               237
---------------------------------------------------------------------

Chemicals-Diversified - 1.1%
Celanese, Ser A                               9,510             371
Olin                                          3,755              84
                                                       ______________

Total Chemicals-Diversified                                     455
---------------------------------------------------------------------

Chemicals-Specialty - 1.3%
Albemarle                                     6,710             297
Balchem                                       1,220              25
Hercules                                     10,235             215
                                                       ______________

Total Chemicals-Specialty                                       537
_____________________________________________________________________

Coal - 0.8%
Alpha Natural Resources*                      6,480             151
Massey Energy                                 8,950             195
                                                       --------------

Total Coal                                                      346
---------------------------------------------------------------------

Commercial Banks-Central US - 0.6%
Irwin Financial                              24,420             269
                                                       --------------

Total Commercial Banks-Central US                               269
---------------------------------------------------------------------

Commercial Services - 1.5%
Arbitron                                      4,670             212
PHH*                                          4,330             114
Quanta Services*                             12,270             324
                                                       ______________

Total Commercial Services                                       650
_____________________________________________________________________

Commercial Services-Finance - 1.7%
Interactive Data                              8,610             243
Wright Express*                              13,455             491
                                                       ______________

Total Commercial Services-Finance                               734
_____________________________________________________________________

Communications Software - 0.9%
Avid Technology*                              9,180             248
DivX*                                         9,880             147
                                                       --------------

Total Communications Software                                   395
_____________________________________________________________________

Computer Aided Design - 1.0%
Ansys*                                       12,990             444
                                                       --------------

Total Computer Aided Design                                     444
_____________________________________________________________________

Computer Services - 1.0%
IHS, Cl A*                                    4,335             245
Perot Systems, Cl A*                          9,980             169
                                                       --------------

Total Computer Services                                         414
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2007 (UNAUDITED)


---------------------------------------------------------------------
Description                                  Shares      Value (000)
---------------------------------------------------------------------

Computer Software - 0.3%
Blackbaud                                     5,455    $        138
                                                       --------------

Total Computer Software                                         138
---------------------------------------------------------------------

Computers-Integrated Systems - 1.0%
Micros Systems*                               1,765             115
NCI, Cl A*                                   11,430             216
Radisys*                                      9,110             113
                                                       ______________

Total Computers-Integrated Systems                              444
_____________________________________________________________________

Computers-Memory Devices - 0.2%
Silicon Storage Technology*                  20,040              64
                                                       ______________

Total Computers-Memory Devices                                   64
_____________________________________________________________________

Computers-Peripheral Equipment - 1.5%
Electronics for Imaging*                     12,900             347
Logitech International*                      10,095             298
                                                       --------------

Total Computers-Peripheral Equipment                            645
_____________________________________________________________________

Consulting Services - 1.9%
CRA International*                            3,930             189
LECG*                                        11,820             176
MAXIMUS                                       5,810             253
Watson Wyatt Worldwide, Cl A                  4,485             202
                                                       ______________

Total Consulting Services                                       820
_____________________________________________________________________

Containers-Metal/Glass - 1.3%
Greif, Cl A                                   3,665             222
Silgan Holdings                               6,020             324
                                                       --------------

Total Containers-Metal/Glass                                    546
---------------------------------------------------------------------

Containers-Paper/Plastic - 0.5%
Pactiv*                                       7,735             222
                                                       ______________

Total Containers-Paper/Plastic                                  222
_____________________________________________________________________

Data Processing/Management - 0.6%
Dun & Bradstreet                              2,160             213
Fair Isaac                                    1,270              46
                                                       --------------

Total Data Processing/Management                                259
---------------------------------------------------------------------

Dental Supplies & Equipment - 0.4%
Sirona Dental Systems*                        5,260             188
                                                       --------------

Total Dental Supplies & Equipment                               188
---------------------------------------------------------------------

Diagnostic Equipment - 0.8%
Gen-Probe*                                    2,655             177
Immucor*                                      4,450             159
                                                       --------------

Total Diagnostic Equipment                                      336
---------------------------------------------------------------------

Diagnostic Kits - 0.7%
Meridian Bioscience                           9,545             289
                                                       ______________

Total Diagnostic Kits                                           289
_____________________________________________________________________


---------------------------------------------------------------------
Description                                  Shares      Value (000)
---------------------------------------------------------------------

Dialysis Centers - 0.4%
Dialysis Corp of America*                    19,420    $        189
                                                       --------------

Total Dialysis Centers                                          189
---------------------------------------------------------------------

Direct Marketing - 0.4%
Valuevision Media, Cl A*                     20,190             150
                                                       ______________

Total Direct Marketing                                          150
---------------------------------------------------------------------

Disposable Medical Products - 0.6%
C.R. Bard                                     2,780             245
                                                       ______________

Total Disposable Medical Products                               245
---------------------------------------------------------------------

Diversified Manufacturing Operations - 0.3%
Roper Industries                              1,665             109
                                                       ______________

Total Diversified Manufacturing Operations                      109
---------------------------------------------------------------------

Diversified Operations - 0.4%
Walter Industries                             5,790             156
                                                       --------------

Total Diversified Operations                                    156
_____________________________________________________________________

Electric Products-Miscellaneous - 0.3%
Ametek                                        3,352             145
                                                       --------------

Total Electric Products-Miscellaneous                           145
---------------------------------------------------------------------

Electronic Components-Miscellaneous - 0.7%
Celestica*                                   50,510             309
                                                       --------------

Total Electronic Components-Miscellaneous                       309
---------------------------------------------------------------------

Electronic Components-Semiconductors - 3.7%
Bookham*                                     22,910              63
Diodes*                                       6,352             204
DSP Group*                                   19,170             303
Ikanos Communications*                       36,440             203
ON Semiconductor*                            14,870             187
QLogic*                                       9,620             129
Silicon Laboratories*                         2,400             100
SiRF Technology Holdings*                     9,720             208
Zoran*                                        8,640             175
                                                       --------------

Total Electronic Components-Semiconductors                    1,572
---------------------------------------------------------------------

Electronic Connectors - 0.9%
Amphenol, Cl A                                9,725             387
                                                       --------------

Total Electronic Connectors                                     387
---------------------------------------------------------------------

Electronic Design Automation - 0.6%
Synplicity*                                  41,520             259
                                                       ______________

Total Electronic Design Automation                              259
_____________________________________________________________________

Electronic Measuring Instruments - 1.3%
National Instruments                          7,990             274
Orbotech*                                     7,510             158
Trimble Navigation*                           3,665             144
                                                       --------------

Total Electronic Measuring Instruments                          576
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                                  Shares      Value (000)
---------------------------------------------------------------------

Electronics-Military - 0.4%
EDO                                           2,980    $        167
                                                       --------------

Total Electronics-Military                                      167
---------------------------------------------------------------------

Enterprise Software/Services - 0.8%
Novell*                                      31,420             240
PROS Holdings*                                9,010             109
                                                       --------------

Total Enterprise Software/Services                              349
---------------------------------------------------------------------

Finance-Consumer Loans - 0.8%
First Marblehead                              3,302             125
Nelnet, Cl A                                 11,820             216
                                                       --------------

Total Finance-Consumer Loans                                    341
---------------------------------------------------------------------

Finance-Investment Banker/Broker - 0.8%
Cowen*                                       16,680             230
Piper Jaffray*                                2,030             109
                                                       --------------

Total Finance-Investment Banker/Broker                          339
---------------------------------------------------------------------

Finance-Other Services - 0.7%
Asset Acceptance Capital                     27,115             315
                                                       ______________

Total Finance-Other Services                                    315
_____________________________________________________________________

Financial Guarantee Insurance - 1.0%
Ram Holdings*                                13,605             127
Security Capital Assurance                   13,800             315
                                                       ______________

Total Financial Guarantee Insurance                             442
_____________________________________________________________________

Food-Baking - 0.6%
Flowers Foods                                12,057             263
                                                       ______________

Total Food-Baking                                               263
---------------------------------------------------------------------

Food-Canned - 0.5%
Del Monte Foods                              21,495             226
                                                       --------------

Total Food-Canned                                               226
---------------------------------------------------------------------

Footwear & Related Apparel - 0.3%
Skechers U.S.A., Cl A*                        6,630             146
                                                       --------------

Total Footwear & Related Apparel                                146
---------------------------------------------------------------------

Hotels & Motels - 0.3%
Lodgian*                                     10,260             121
                                                       --------------

Total Hotels & Motels                                           121
_____________________________________________________________________

Human Resources - 0.3%
Hudson Highland Group*                        9,280             118
                                                       ______________

Total Human Resources                                           118
_____________________________________________________________________

Independent Power Producer - 0.1%
Calpine*                                     14,010              21
                                                       --------------

Total Independent Power Producer                                 21
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                                  Shares      Value (000)
---------------------------------------------------------------------

Industrial Audio & Video Products - 0.8%
Dolby Laboratories, Cl A*                    10,040    $        350
                                                       --------------

Total Industrial Audio & Video Products                         350
---------------------------------------------------------------------

Industrial Automation/Robot - 0.8%
Cognex                                        9,820             174
Nordson                                       3,480             175
                                                       --------------

Total Industrial Automation/Robot                               349
---------------------------------------------------------------------

Instruments-Scientific - 0.9%
PerkinElmer                                   8,950             261
Varian*                                       2,100             134
                                                       --------------

Total Instruments-Scientific                                    395
---------------------------------------------------------------------

Internet Application Software - 0.7%
CryptoLogic                                   8,730             175
DealerTrack Holdings*                         3,115             130
                                                       --------------

Total Internet Application Software                             305
---------------------------------------------------------------------

Investment Management/Advisory Services - 1.7%
Affiliated Managers Group*                    3,905             498
AllianceBernstein Holding LP                  2,630             232
                                                       --------------

Total Investment Management/Advisory Services                   730
---------------------------------------------------------------------

Lasers-Systems/Components - 1.0%
Electro Scientific Industries*               10,250             246
Rofin-Sinar Technologies*                     2,855             200
                                                       --------------

Total Lasers-Systems/Components                                 446
---------------------------------------------------------------------

Life/Health Insurance - 2.2%
Delphi Financial Group, Cl A                  7,465             302
Reinsurance Group of America                  3,900             221
StanCorp Financial Group                      8,515             421
                                                       --------------

Total Life/Health Insurance                                     944
_____________________________________________________________________

Machinery-General Industry - 0.5%
Robbins & Myers                               3,395             194
                                                       --------------

Total Machinery-General Industry                                194
_____________________________________________________________________

Machinery-Material Handling - 0.7%
Columbus McKinnon*                           11,910             296
                                                       --------------

Total Machinery-Material Handling                               296
_____________________________________________________________________

Medical Instruments - 1.8%
Edwards Lifesciences*                         2,280             112
Natus Medical*                               20,150             321
Symmetry Medical*                            19,980             334
                                                       ______________

Total Medical Instruments                                       767
---------------------------------------------------------------------

Medical Products - 1.5%
Orthofix International*                       9,915             486
Syneron Medical*                              6,270             148
                                                       ______________

Total Medical Products                                          634
_____________________________________________________________________

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2007 (UNAUDITED)


---------------------------------------------------------------------
Description                                  Shares      Value (000)
---------------------------------------------------------------------

Medical-Biomedical/Genetic - 1.0%
Cambrex                                       4,300    $         47
Martek Biosciences*                           6,720             195
Qiagen*                                       9,635             187
                                                       --------------

Total Medical-Biomedical/Genetic                                429
---------------------------------------------------------------------

Medical-Drugs - 2.7%
Angiotech Pharmaceuticals*                   71,035             446
Aspreva Pharmaceuticals*                      8,400             172
Axcan Pharma*                                14,940             310
Valeant Pharmaceuticals International*       14,080             218
                                                       ______________

Total Medical-Drugs                                           1,146
_____________________________________________________________________

Medical-Generic Drugs - 0.3%
Perrigo                                       5,900             126
                                                       ______________

Total Medical-Generic Drugs                                     126
_____________________________________________________________________

Metal Processors & Fabricators - 0.5%
Haynes International*                         2,320             198
                                                       ______________

Total Metal Processors & Fabricators                            198
_____________________________________________________________________

Miscellaneous Manufacturing - 1.1%
Aptargroup                                    4,475             170
Trimas*                                      22,990             305
                                                       --------------

Total Miscellaneous Manufacturing                               475
_____________________________________________________________________

Multimedia - 1.8%
Belo, Cl A                                   19,515             339
Corus Entertainment, Cl B                     5,505             261
Gemstar-TV Guide International*              22,650             158
                                                       --------------

Total Multimedia                                                758
_____________________________________________________________________

Networking Products - 0.1%
Foundry Networks*                             2,885              51
                                                        --------------

Total Networking Products                                        51
_____________________________________________________________________

Non-Hazardous Waste Disposal - 0.5%
Waste Connections*                            6,517             207
                                                       --------------

Total Non-Hazardous Waste Disposal                              207
_____________________________________________________________________

Oil Companies-Exploration & Production - 1.5%
Harvest Natural Resources*                   26,630             318
Stone Energy*                                 7,565             303
                                                       --------------

Total Oil Companies-Exploration & Production                    621
_____________________________________________________________________

Oil Field Machinery & Equipment - 1.5%
Dresser-Rand Group*                           5,130             219
FMC Technologies*                             7,455             430
                                                       --------------

Total Oil Field Machinery & Equipment                           649
---------------------------------------------------------------------

Oil-Field Services - 1.7%
Acergy ADR                                    3,800             113
Key Energy Services*                         19,910             339
_____________________________________________________________________


---------------------------------------------------------------------
Description                                  Shares      Value (000)
---------------------------------------------------------------------

Oil-Field Services - continued
Oceaneering International*                    2,195    $        166
W-H Energy Services*                          1,640             121
                                                       ______________

Total Oil-Field Services                                        739
_____________________________________________________________________

Paper & Related Products - 1.3%
Abitibi-Consolidated*                       156,080             273
Bowater                                      11,910             178
Neenah Paper                                  3,455             114
                                                       ______________

Total Paper & Related Products                                  565
---------------------------------------------------------------------

Platinum - 0.1%
Stillwater Mining*                            5,360              55
                                                       ______________

Total Platinum                                                   55
---------------------------------------------------------------------

Power Conversion/Supply Equipment - 0.6%
Hubbell, Cl B                                 4,210             240
                                                       ______________

Total Power Conversion/Supply Equipment                         240
---------------------------------------------------------------------

Printing-Commercial - 0.8%
Consolidated Graphics*                        5,400             339
                                                       ______________

Total Printing-Commercial                                       339
---------------------------------------------------------------------

Property/Casualty Insurance - 2.7%
Arch Capital Group*                           7,145             532
CNA Surety*                                  14,585             257
RLI                                           6,710             380
                                                       ______________

Total Property/Casualty Insurance                             1,169
---------------------------------------------------------------------

Publishing-Books - 1.0%
John Wiley & Sons, Cl A                       9,950             447
                                                       --------------

Total Publishing-Books                                          447
---------------------------------------------------------------------

Publishing-Periodicals - 0.5%
Playboy Enterprises, Cl B*                   18,880             203
                                                       --------------

Total Publishing-Periodicals                                    203
---------------------------------------------------------------------

Radio - 0.2%
Radio One, Cl D*                             20,500              76
                                                       --------------

Total Radio                                                      76
_____________________________________________________________________

Reinsurance - 2.5%
Aspen Insurance Holdings                     11,640             325
Endurance Specialty Holdings                  4,540             189
Montpelier Re Holdings                       14,990             265
Platinum Underwriters Holdings                3,200             115
Validus Holdings*                             8,040             195
                                                       ______________

Total Reinsurance                                             1,089
_____________________________________________________________________

REITs-Hotels - 0.5%
FelCor Lodging Trust                         10,750             214
                                                       ______________

Total REITs-Hotels                                              214
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                                  Shares      Value (000)
---------------------------------------------------------------------

REITs-Mortgage - 0.4%
MFA Mortgage Investments                     23,630   $         190
                                                       --------------

Total REITs-Mortgage                                            190
---------------------------------------------------------------------

REITs-Office Property - 0.4%
American Financial Realty Trust              22,530             181
                                                       ______________

Total REITs-Office Property                                     181
_____________________________________________________________________

Rental Auto/Equipment - 0.3%
H&E Equipment Services*                       7,850             141
                                                       ______________

Total Rental Auto/Equipment                                     141
_____________________________________________________________________

Resorts/Theme Parks - 0.6%
Vail Resorts*                                 4,010             250
                                                       ______________

Total Resorts/Theme Parks                                       250
---------------------------------------------------------------------

Retail-Apparel/Shoe - 1.4%
Brown Shoe                                    3,895              76
Footstar                                     19,030              87
Kenneth Cole Productions, Cl A                8,240             160
Men's Wearhouse                               1,530              77
Syms                                         13,430             202
                                                       --------------

Total Retail-Apparel/Shoe                                       602
---------------------------------------------------------------------

Retail-Auto Parts - 0.4%
O'Reilly Automotive*                          4,460             149
                                                       --------------

Total Retail-Auto Parts                                         149
---------------------------------------------------------------------

Retail-Automobile - 0.5%
Group 1 Automotive                            6,740             226
                                                       ______________

Total Retail-Automobile                                         226
_____________________________________________________________________

Retail-Bookstore - 0.5%
Barnes & Noble                                6,560             231
                                                       ______________

Total Retail-Bookstore                                          231
_____________________________________________________________________

Retail-Office Supplies - 0.3%
School Specialty*                             4,220             146
                                                       --------------

Total Retail-Office Supplies                                    146
_____________________________________________________________________

Retail-Propane Distributors - 1.2%
Star Gas Partners LP*                       110,830             503
                                                       --------------

Total Retail-Propane Distributors                               503
_____________________________________________________________________

Retail-Sporting Goods - 0.5%
Hibbett Sports*                               8,610             213
                                                       --------------

Total Retail-Sporting Goods                                     213
_____________________________________________________________________

Retail-Video Rental - 0.1%
Blockbuster, Cl A*                            8,445              45
                                                       --------------

Total Retail-Video Rental                                        45
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                                  Shares      Value (000)
---------------------------------------------------------------------

S&L/Thrifts-Eastern US - 0.4%
Brookline Bancorp                            14,480   $         168
                                                       --------------

Total S&L/Thrifts-Eastern US                                    168
---------------------------------------------------------------------

Schools - 1.4%
Capella Education*                            5,140             288
Learning Tree International*                 16,340             290
                                                       --------------

Total Schools                                                   578
---------------------------------------------------------------------

Semiconductor Components-Integrated Circuits - 0.4%
Emulex*                                       7,790             149
                                                       --------------

Total Semiconductor Components-Integrated Circuits              149
---------------------------------------------------------------------

Semiconductor Equipment - 0.9%
Brooks Automation*                            8,670             123
MKS Instruments*                              8,210             156
Ultratech*                                    8,930             124
                                                       --------------

 Total Semiconductor Equipment                                  403
_____________________________________________________________________

Specified Purpose Acquisition - 0.1%
Marathon Acquisition*                         6,060              57
                                                       ______________

Total Specified Purpose Acquisition                              57
_____________________________________________________________________

Steel Pipe & Tube - 0.1%
Mueller Water Products, Cl A                  4,190              52
                                                       ______________

Total Steel Pipe & Tube                                          52
_____________________________________________________________________

Telecommunications Equipment - 1.6%
CommScope*                                    6,010             302
Plantronics                                   8,790             251
Tollgrade Communications*                    12,850             130
                                                       --------------

Total Telecommunications Equipment                              683
---------------------------------------------------------------------

Telecommunications Services - 1.5%
Embarq                                        1,940             108
MasTec*                                      13,710             193
NTELOS Holdings                               5,940             175
RCN                                          15,040             185
                                                       --------------

Total Telecommunications Services                               661
---------------------------------------------------------------------

Telephone-Integrated - 0.4%
IDT, Cl B                                    19,060             159
                                                       --------------

Total Telephone-Integrated                                      159
---------------------------------------------------------------------

Television - 0.2%
Sinclair Broadcast Group, Cl A                8,400             101
                                                       --------------

Total Television                                                101
---------------------------------------------------------------------

Transport-Air Freight - 0.3%
ABX Air*                                     17,240             122
                                                       --------------

Total Transport-Air Freight                                     122
---------------------------------------------------------------------

OLD MUTUAL SMALL CAP FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2007 (UNAUDITED)


---------------------------------------------------------------------

Description                                  Shares      Value (000)
---------------------------------------------------------------------

Transport-Equipment & Leasing - 1.0%
GATX                                          2,320    $         99
Genesis Lease ADR                            11,860             295
Greenbrier                                    1,820              49
                                                       --------------

Total Transport-Equipment & Leasing                             443
---------------------------------------------------------------------

Transport-Truck - 0.1%
Landstar System                               1,480              62
                                                       --------------

Total Transport-Truck                                            62
---------------------------------------------------------------------

Travel Services - 0.2%
Ambassadors Group                             2,350              90
                                                       --------------

Total Travel Services                                            90
---------------------------------------------------------------------

Vitamins & Nutrition Products - 0.3%
Herbalife                                     3,080             140
                                                       --------------

Total Vitamins & Nutrition Products                             140
---------------------------------------------------------------------

Wire & Cable Products - 0.6%
General Cable*                                3,730             250
                                                       --------------

Total Wire & Cable Products                                     250
---------------------------------------------------------------------

Wireless Equipment - 0.6%
InterDigital*                                11,310             236
                                                       --------------

Total Wireless Equipment                                        236
                                                       --------------

Total Common Stock (Cost $37,440)                            41,651
---------------------------------------------------------------------

Money Market Fund - 2.8%
Evergreen Select Money Market Fund,
   Institutional Class,
   5.250% (D)                             1,185,386           1,185
                                                       --------------

Total Money Market Fund (Cost $1,185)                         1,185
---------------------------------------------------------------------

Total Investments - 99.9% (Cost $38,625)                     42,836
---------------------------------------------------------------------

Other Assets and Liabilities, Net - 0.1%                         45
---------------------------------------------------------------------

Total Net Assets - 100.0%                              $     42,881
---------------------------------------------------------------------

For descriptions of abbreviations and footnotes, please refer to page 122.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL STRATEGIC SMALL COMPANY FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors: Copper Rock Capital Partners, LLC; Eagle Asset Management, Inc.; and Liberty Ridge Capital, Inc.


Performance Highlights

o For the six-month period ended September 30, 2007, the Old Mutual Strategic Small Company Fund significantly outperformed its benchmark, the Russell 2000(R) Index. The Fund's Class Z shares rose 11.14%, versus a gain of 1.19% for the Index.

o Over the six-month period, stock selection in information technology, consumer discretionary, financials and industrials contributed the most to relative performance.

o Stock selection within the health care sector and an underweight in materials detracted from performance.

o The leading individual contributors to the Fund's semi-annual results were Capella Education, B/E Aerospace and DealerTrack Holdings.

o Stocks that were detrimental to the Fund's results included Santarus (no longer a Fund holding), Orbcomm and Radiation Therapy Services (no longer a Fund holding).


Q.   How did the Fund perform relative to its benchmark?

A. For the six-month period ended September 30, 2007, the Old Mutual Strategic Small Company Fund (the "Fund") significantly outperformed its benchmark, the Russell 2000(R) Index (the "Index"). The Fund's Class Z shares rose 11.14%, versus a gain of 1.19% for the Index. Performance for all share classes can be found on page 85.

Q.   What investment environment did the Fund face during the past six months?

A. Although U.S. equity markets generally advanced during the six-month period, stock prices were increasingly volatile, particularly during the summer as concerns about a worsening housing market, difficulties in the subprime lending arena and declining liquidity overshadowed the equity markets. Small cap stocks were adversely affected when certain quantitative hybrid hedge funds had to liquidate stocks due to margin calls on fixed-income leveraged positions and redemptions from clients. These forced liquidations affected most small cap managers and, as a result, the Index lagged behind its larger cap counterparts. Fortunately, many stocks rebounded in September after the Federal Reserve (the "Fed") reduced the Federal Funds rate and global central banks took steps to improve worldwide liquidity.

     Two emerging themes dominated market sentiment during the period. First, the continued strength of emerging markets' gross domestic product growth drew continued strong interest from market participants and was further strengthened by a weak dollar, making foreign earnings more valuable compared to the U.S. dollar. Second, the housing market downturn and mortgage market decline sharply increased market volatility in the latter half of the semi-annual period and was accompanied by a decreased willingness to adequately price a variety of heretofore liquid financial instruments such as commercial paper and asset-backed securities, leading to a credit crunch that had the potential to severely disrupt all markets.

Q.   Which market factors influenced the Fund's relative performance?

A. Despite market pressures that affected many small cap managers, the Fund posted positive returns and outperformed the benchmark on a relative basis. Growth stocks continued to outperform value stocks during this period and stocks possessing solid fundamentals and attractive growth characteristics were favored in the latter part of the six months.

     Copper Rock Capital Partners, LLC ("Copper Rock") - a pure, bottom-up fundamental manager - found the market's greater appreciation for stocks with strong fundamentals to be especially advantageous for its investment strategy. Amidst the decline and volatility the markets experienced in July and August, growth stocks generally performed well. Several other factors also contributed to the Fund's outperformance over the six months: favorable stock selection and the decision to maintain and add to holdings that had temporarily traded down but still possessed good fundamentals.

     During the months of higher volatility, particularly August, Eagle Asset Management, Inc. ("Eagle") was able to add positions that had been on its focus list at all-time low valuations. Eagle also added positions in companies that were structurally sound but were trading at lower prices than before the market volatility. Eagle's focus on high quality, larger market capitalization companies with higher price-to-earnings ratios and less leverage helped the Fund to overcome the market volatility.

     In the view of Liberty Ridge Capital, Inc. ("Liberty Ridge"), stock specific factors, rather than the impact of macroeconomic themes, largely drove the Fund's relative results.

                                                    Strategic Small Company Fund

--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors: Copper Rock Capital Partners, LLC; Eagle Asset Management, Inc.; and Liberty Ridge Capital, Inc.


Top Ten Holdings
as of September 30, 2007



Affiliated Managers Group            2.1%
-----------------------------------------
iShares Russell 2000 Growth
Index Fund                           1.7%
-----------------------------------------
DealerTrack Holdings                 1.6%
-----------------------------------------
B/E Aerospace                        1.4%
-----------------------------------------
Psychiatric Solutions                1.4%
-----------------------------------------
Capella Education                    1.2%
-----------------------------------------
Dresser-Rand Group                   1.2%
-----------------------------------------
Strayer Education                    1.0%
-----------------------------------------
Ladish                               1.0%
-----------------------------------------
Authorize.net Holdings               1.0%
-----------------------------------------
As a percentage of Total
Fund Investments                    13.6%
-----------------------------------------


Q.   How did portfolio composition affect Fund performance?

A. Over the six-month period, stock selection in information technology, consumer discretionary, financials and industrials contributed the most to relative performance. The Fund's underweight position in financials and overweight stake in information technology were also beneficial. Stock selection within the health care sector and an underweight in materials detracted from performance.

     The leading individual contributors to the Fund's semi-annual results were Capella Education, B/E Aerospace and DealerTrack Holdings. Capella Education is a post-secondary education provider. Due to economic weakening, the ability to pursue online degrees has become even more attractive to people who want to increase their earning potential by earning advanced degrees while maintaining full-time jobs. Capella Education and similar companies that offer evening and on-line classes have gained credibility in the professional arena and are benefiting from an increase in part-time students. B/E Aerospace retrofits and designs interior airplane cabins and seating. The company has continued to benefit from the aerospace industry boom, where growth is largely driven by travel demand in Asia, India and Europe and a resurgence of U.S. corporate travel. DealerTrack provides an online, automated service that connects car dealers with lenders to provide instant credit approval for new car buyers. The market has rewarded companies like DealerTrack, which provide an immediate return on investment for corporate buyers and are usually purchased outside corporate technology budgets; which means buyers may not be limited by competition for budget resources.

     Stocks that were detrimental to the Fund's results included Santarus (no longer a Fund holding), Orbcomm and Radiation Therapy Services (no longer a Fund holding). Santarus is a specialty pharmaceutical company whose products primarily treat gastrointestinal diseases and disorders. The stock was sold because a pharmaceutical company is seeking Federal Drug Administration approval to sell a generic product to compete with its main drug and the sub-advisor believes the company is finding it increasingly difficult to compete against larger pharmaceutical companies in its market. Orbcomm, a satellite-based data communications company, reported a second quarter loss and reduced 2007 revenue guidance, causing the stock price to fall. Holdings in Radiation Therapy Services, which provides radiation services to cancer patients in the U.S., were sold because its costs to integrate acquisitions and maintain a dominant market presence have increased causing a negative impact on the stock price.

Q.   What is the investment outlook for the small cap equity market?

A. Copper Rock believes the environment will remain attractive for small cap growth stocks given the Fed's recent 50 basis point rate cut to help maintain market liquidity and a slowing economy that appears headed toward a soft landing. Copper Rock is currently finding new investment opportunities in all sectors.

     Eagle continues to find the small cap market attractive. The firm expects a bounce-back in high quality, reasonably priced small cap stocks in the coming months. Bond-market yields have been low, but Eagle sees attractive yields in the small cap equities market. Eagle notes that the Fed took action against financial market volatility by cutting interest rates in September. If the housing market continues to weaken, core inflation may follow, but Eagle believes the Fed still has room to act as real Federal Fund rates remain relatively high compared with historical levels.

     Liberty Ridge focuses on finding companies it believes will do well regardless of short-term macroeconomic preoccupations that often dominate short-term investor sentiment. Liberty Ridge remains comfortable with the Fund's current holdings and maintains a long-term outlook that it believes will reward investors over time.

Strategic Small Company Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                  Six          One       Annualized      Annualized      Annualized      Annualized
                                 Inception       Month         Year        3 Year          5 Year         10 Year         Inception
                                   Date         Return        Return       Return          Return         Return           to Date
------------------------------------------------------------------------------------------------------------------------------------
Class Z                          12/31/96        11.14%       26.35%       17.01%          18.11%          8.04%           10.46%
Advisor Class                    08/30/02        10.99%       26.01%       16.72%          17.82%           n/a            15.73%
Class A with load                07/31/03         4.60%       18.81%       14.45%           n/a             n/a            12.27%
Class A without load             07/31/03        10.97%       26.05%       16.72%           n/a             n/a            13.89%
Class C with load                07/31/03         9.51%       24.05%       15.83%           n/a             n/a            13.02%
Class C without load             07/31/03        10.51%       25.05%       15.83%           n/a             n/a            13.02%
Class R                          12/20/06 (1)    10.56%        n/a          n/a             n/a             n/a            15.00%+
Institutional Class              12/20/06 (1)    11.20%        n/a          n/a             n/a             n/a            15.93%+
Russell 2000(R) Index            12/31/96         1.19%       12.34%       13.36%          18.75%          7.22%            9.06%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

+ Cumulative return since inception.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

As of January 1, 2006, certain of the Fund's assets began to be managed by subadvisors different than the Fund's former advisor, and the Fund's former advisor became a sub-advisor to the Fund. As a result, the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Advisor Class, Class A, Class C, Class R and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.63% and 1.35%; 2.17% and 1.60%; 2.13% and 1.60%; 7.29% and 2.35%; 1.91% and 1.83%; and 1.09% and 1.08%,
respectively. Expenses for Class R and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
------------------------------------------------------------------------------------------------------------------------------------
                          3/31/97  Mar 98   Mar 99   Mar 00   Mar 01   Mar 02   Mar 03   Mar 04   Mar 05   Mar 06   Mar 07   Sep 07
Old Mutual Strategic Small
Company Fund, Class Z     $10,000  $15,654  $13,381  $26,727  $19,500  $21,583  $14,076  $22,083  $23,357  $28,136  $29,577  $32,871

Russell 2000(R) Index     $10,000  $14,201  $11,892  $16,326  $13,824  $15,756  $11,508  $18,854  $19,874  $25,011  $26,490  $26,805


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1997 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2007 - % of Total Fund Investments
--------------------------------------------------------------------------------
    Information Technology    29%
                Industrial    16%
    Consumer Discretionary    13%
               Health Care    12%
                Financials    11%
                    Energy     6%
         Money Market Fund     3%
                 Materials     3%
Telecommunication Services     3%
        Investment Company     2%
          Consumer Staples     1%
                 Utilities     1%
                            -----
                             100%

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2007 (UNAUDITED)

---------------------------------------------------------------------
Description                                  Shares      Value (000)
---------------------------------------------------------------------

Common Stock - 96.3%
Aerospace/Defense - 0.9%
Aerovironment*                                3,320    $         77
Teledyne Technologies*                        4,390             234
                                                       ______________

Total Aerospace/Defense                                         311
_____________________________________________________________________

Aerospace/Defense-Equipment - 1.6%
B/E Aerospace*                               11,982             498
DRS Technologies                              1,470              81
                                                       --------------

Total Aerospace/Defense-Equipment                               579
_____________________________________________________________________

Agricultural Operations - 0.2%
Tejon Ranch*                                  1,747              72
                                                       --------------

Total Agricultural Operations                                    72
_____________________________________________________________________

Apparel Manufacturers - 0.7%
Gymboree*                                     3,690             130
Liz Claiborne                                 2,515              86
Oxford Industries                             1,315              48
                                                       ______________

Total Apparel Manufacturers                                     264
---------------------------------------------------------------------

Applications Software - 1.0%
Nuance Communications*                       14,431             279
Progress Software*                            2,550              77
                                                       ______________

Total Applications Software                                     356
_____________________________________________________________________

Auction House/Art Dealer - 0.6%
Sotheby's                                     4,310             206
                                                       --------------

Total Auction House/Art Dealer                                  206
_____________________________________________________________________

Audio/Video Products - 0.4%
DTS*                                          4,336             132
                                                       ______________

Total Audio/Video Products                                      132
_____________________________________________________________________

Auto-Medium & Heavy Duty Trucks - 0.3%
Force Protection*                             4,320              94
                                                       ______________

Total Auto-Medium & Heavy Duty Trucks                            94
_____________________________________________________________________

Auto/Truck Parts & Equipment-Original - 0.8%
Amerigon*                                     4,388              76
BorgWarner                                    1,050              96
Tenneco*                                      3,060              95
                                                       --------------

Total Auto/Truck Parts & Equipment-Original                     267
---------------------------------------------------------------------

Beverages-Non-Alcoholic - 0.3%
Coca-Cola Bottling                            1,590              96
                                                       --------------

Total Beverages-Non-Alcoholic                                    96
---------------------------------------------------------------------

Building Products-Light Fixtures - 0.2%
Genlyte Group*                                1,305              84
                                                       ______________

Total Building Products-Light Fixtures                           84
_____________________________________________________________________


---------------------------------------------------------------------
Description                                  Shares      Value (000)
---------------------------------------------------------------------

Building-Heavy Construction - 0.2%
Washington Group International*                880     $        77
                                                       ______________

Total Building-Heavy Construction                               77
---------------------------------------------------------------------

Building-Mobile Home/Manufactured Housing - 0.2%
Thor Industries                              1,950              88
                                                       ______________

Total Building-Mobile Home/Manufactured Housing                 88
---------------------------------------------------------------------

Cable TV - 0.4%
Lodgenet Entertainment*                      4,935             125
                                                       --------------

Total Cable TV                                                 125
---------------------------------------------------------------------

Cellular Telecommunications - 0.3%
Cellcom Israel                               3,870              94
                                                       --------------

Total Cellular Telecommunications                               94
_____________________________________________________________________

Chemicals-Diversified - 0.5%
Celanese, Ser A                              3,725             145
Olin                                         1,580              36
                                                       --------------

Total Chemicals-Diversified                                    181
_____________________________________________________________________

Chemicals-Specialty - 0.6%
Albemarle                                    2,555             113
Balchem                                        475              10
Hercules                                     4,232              89
                                                       --------------

Total Chemicals-Specialty                                      212
---------------------------------------------------------------------

Coal - 0.4%
Alpha Natural Resources*                     2,730              63
Massey Energy                                3,760              82
                                                       ______________

Total Coal                                                     145
---------------------------------------------------------------------

Commercial Banks-Central US - 0.3%
Irwin Financial                             10,090             111
                                                       ______________

Total Commercial Banks-Central US                              111
---------------------------------------------------------------------

Commercial Services - 1.3%
Arbitron                                     1,930              88
ExlService Holdings*                         9,140             194
PHH*                                         1,830              48
Quanta Services*                             4,810             127
                                                       ______________

Total Commercial Services                                      457
_____________________________________________________________________

Commercial Services-Finance - 0.8%
Interactive Data                             3,395              96
Wright Express*                              5,507             201
                                                       --------------

Total Commercial Services-Finance                              297
---------------------------------------------------------------------

Communications Software - 0.5%
Avid Technology*                             3,860             105
DivX*                                        4,130              61
                                                       --------------

Total Communications Software                                  166
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                                  Shares      Value (000)
---------------------------------------------------------------------

Computer Aided Design - 0.5%
Ansys*                                        5,090    $        174
                                                       ______________

Total Computer Aided Design                                     174
---------------------------------------------------------------------

Computer Services - 0.9%
IHS, Cl A*                                    1,700              96
Perot Systems, Cl A*                          4,112              70
Syntel                                        3,730             155
                                                       --------------

Total Computer Services                                         321
---------------------------------------------------------------------

Computer Software - 1.6%
Blackbaud                                     2,125              54
Double-Take Software*                        13,453             257
Omniture*                                     8,910             270
                                                       --------------

Total Computer Software                                         581
---------------------------------------------------------------------

Computers-Integrated Systems - 1.1%
Micros Systems*                                 700              45
NCI, Cl A*                                    4,820              91
Radisys*                                      3,770              47
Riverbed Technology*                          5,195             210
                                                       --------------

Total Computers-Integrated Systems                              393
_____________________________________________________________________

Computers-Memory Devices - 0.1%
Silicon Storage Technology*                   8,450              27
                                                       --------------

Total Computers-Memory Devices                                   27
_____________________________________________________________________

Computers-Peripheral Equipment - 0.7%
Electronics for Imaging*                      5,430             146
Logitech International*                       3,960             117
                                                       --------------

Total Computers-Peripheral Equipment                            263
---------------------------------------------------------------------

Consulting Services - 3.3%
Advisory Board*                               4,808             281
CRA International*                            1,585              76
FTI Consulting*                               5,971             301
Huron Consulting Group*                       3,419             248
LECG*                                         4,870              73
MAXIMUS                                       2,440             106
Watson Wyatt Worldwide, Cl A                  1,750              79
                                                       --------------

Total Consulting Services                                     1,164
_____________________________________________________________________

Containers-Metal/Glass - 0.6%
Greif, Cl A                                   1,459              89
Silgan Holdings                               2,385             128
                                                       --------------

Total Containers-Metal/Glass                                    217
---------------------------------------------------------------------

Containers-Paper/Plastic - 0.3%
Pactiv*                                       3,080              88
                                                       --------------

Total Containers-Paper/Plastic                                   88
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                                  Shares      Value (000)
---------------------------------------------------------------------

Data Processing/Management - 0.9%
Commvault Systems*                           11,335    $        210
Dun & Bradstreet                                905              89
Fair Isaac                                      520              19
                                                       ______________

Total Data Processing/Management                                318
_____________________________________________________________________

Dental Supplies & Equipment - 0.2%
Sirona Dental Systems*                        2,070              74
                                                       --------------

Total Dental Supplies & Equipment                                74
---------------------------------------------------------------------

Diagnostic Equipment - 0.7%
Gen-Probe*                                    1,040              69
Hansen Medical*                               4,293             116
Immucor*                                      1,745              63
                                                       --------------

Total Diagnostic Equipment                                      248
---------------------------------------------------------------------

Diagnostic Kits - 0.3%
Meridian Bioscience                           3,712             113
                                                       ______________

Total Diagnostic Kits                                           113
---------------------------------------------------------------------

Dialysis Centers - 0.2%
Dialysis Corp of America*                     8,180              80
                                                       --------------

Total Dialysis Centers                                           80
---------------------------------------------------------------------

Direct Marketing - 0.2%
Valuevision Media, Cl A*                      8,510              63
                                                       --------------

Total Direct Marketing                                           63
_____________________________________________________________________

Disposable Medical Products - 0.3%
C.R. Bard                                     1,225             108
                                                       --------------

Total Disposable Medical Products                               108
_____________________________________________________________________

Diversified Manufacturing Operations - 0.1%
Roper Industries                                530              35
                                                       ______________

Total Diversified Manufacturing Operations                       35
---------------------------------------------------------------------

Diversified Operations - 0.2%
Walter Industries                             2,400              65
                                                       --------------

Total Diversified Operations                                     65
_____________________________________________________________________

E-Commerce/Products - 0.3%
Blue Nile*                                    1,210             114
                                                       --------------

Total E-Commerce/Products                                       114
_____________________________________________________________________

E-Commerce/Services - 0.9%
Priceline.com*                                3,440             305
                                                       --------------

Total E-Commerce/Services                                       305
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2007 (UNAUDITED)


---------------------------------------------------------------------
Description                                  Shares      Value (000)
---------------------------------------------------------------------

E-Services/Consulting - 1.2%
GSI Commerce*                                 6,315    $        168
Perficient*                                  11,594             254
                                                       --------------

Total E-Services/Consulting                                     422
---------------------------------------------------------------------

Educational Software - 0.4%
Blackboard*                                   3,415             157
                                                       ______________

Total Educational Software                                      157
---------------------------------------------------------------------

Electric Products-Miscellaneous - 0.2%
Ametek                                        1,532              66
                                                       ______________

Total Electric Products-Miscellaneous                            66
---------------------------------------------------------------------

Electronic Components-Miscellaneous - 0.4%
Celestica*                                   21,260             130
                                                       ______________

Total Electronic Components-Miscellaneous                       130
---------------------------------------------------------------------

Electronic Components-Semiconductors - 2.5%
Bookham*                                      9,630              27
Diodes*                                       2,487              80
DSP Group*                                    7,920             125
Ikanos Communications*                       15,340              85
Netlogic Microsystems*                        6,892             249
ON Semiconductor*                             5,820              73
QLogic*                                       4,050              55
Silicon Laboratories*                         1,010              42
SiRF Technology Holdings*                     4,090              87
Zoran*                                        3,560              72
                                                       ______________

Total Electronic Components-Semiconductors                      895
_____________________________________________________________________

Electronic Connectors - 0.5%
Amphenol, Cl A                                4,435             176
                                                       --------------

Total Electronic Connectors                                     176
_____________________________________________________________________

Electronic Design Automation - 1.4%
Comtech Group*                               14,376             262
Magma Design Automation*                      9,540             134
Synplicity*                                  17,470             109
                                                       --------------

Total Electronic Design Automation                              505
---------------------------------------------------------------------

Electronic Measuring Instruments - 1.5%
Itron*                                        3,233             301
National Instruments                          3,025             104
Orbotech*                                     3,000              63
Trimble Navigation*                           1,600              63
                                                       --------------

Total Electronic Measuring Instruments                          531
---------------------------------------------------------------------

Electronic Security Devices - 0.5%
Taser International*                         10,435             164
                                                       --------------

Total Electronic Security Devices                               164
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                                  Shares      Value (000)
---------------------------------------------------------------------

Electronics-Military - 0.2%
EDO                                           1,250    $         70
                                                       ______________

Total Electronics-Military                                       70
_____________________________________________________________________

Enterprise Software/Services - 1.4%
Novell*                                      12,870              98
PROS Holdings*                                3,730              45
Taleo, Cl A*                                  6,525             166
Ultimate Software Group*                      5,708             199
                                                       ______________

Total Enterprise Software/Services                              508
_____________________________________________________________________

Entertainment Software - 0.4%
THQ*                                          5,809             145
                                                       ______________

Total Entertainment Software                                    145
_____________________________________________________________________

Finance-Consumer Loans - 0.4%
First Marblehead                              1,357              51
Nelnet, Cl A                                  4,870              89
                                                       --------------

Total Finance-Consumer Loans                                    140
_____________________________________________________________________

Finance-Investment Banker/Broker - 0.4%
Cowen*                                        6,900              95
Piper Jaffray*                                  860              46
                                                       ______________

Total Finance-Investment Banker/Broker                          141
_____________________________________________________________________

Finance-Other Services - 1.3%
Asset Acceptance Capital                     11,187             130
FCStone Group*                                3,824             123
GFI Group*                                    2,193             189
                                                       --------------

Total Finance-Other Services                                    442
---------------------------------------------------------------------

Financial Guarantee Insurance - 0.5%
Ram Holdings*                                 5,390              50
Security Capital Assurance                    5,485             125
                                                       ______________

Total Financial Guarantee Insurance                             175
_____________________________________________________________________

Food-Baking - 0.3%
Flowers Foods                                 4,715             103
                                                       --------------

Total Food-Baking                                               103
_____________________________________________________________________

Food-Canned - 0.3%
Del Monte Foods                               8,415              88
                                                       --------------

Total Food-Canned                                                88
---------------------------------------------------------------------

Food-Miscellaneous/Diversified - 0.4%
SunOpta*                                     10,847             157
                                                       --------------

Total Food-Miscellaneous/Diversified                            157
---------------------------------------------------------------------

Footwear & Related Apparel - 0.2%
Skechers U.S.A., Cl A*                        2,780              61
                                                       --------------

Total Footwear & Related Apparel                                 61
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                                  Shares      Value (000)
---------------------------------------------------------------------

Gambling (Non-Hotel) - 0.6%
Pinnacle Entertainment*                       8,017    $        218
                                                       --------------

Total Gambling (Non-Hotel)                                      218
---------------------------------------------------------------------

Hotels & Motels - 0.4%
Lodgian*                                      4,360              51
Morgans Hotel Group*                          3,770              82
                                                       --------------

Total Hotels & Motels                                           133
---------------------------------------------------------------------

Human Resources - 0.1%
Hudson Highland Group*                        3,840              49
                                                       ______________

Total Human Resources                                            49
_____________________________________________________________________

Import/Export - 0.1%
Castle Brands*                                8,800              39
                                                       ______________

Total Import/Export                                              39
---------------------------------------------------------------------

Independent Power Producer - 0.0%
Calpine*                                      5,910               9
                                                       --------------

Total Independent Power Producer                                  9
---------------------------------------------------------------------

Industrial Audio & Video Products - 0.6%
Dolby Laboratories, Cl A*                     3,920             136
SRS Labs*                                    12,112              89
                                                       ______________

Total Industrial Audio & Video Products                         225
---------------------------------------------------------------------

Industrial Automation/Robot - 0.4%
Cognex                                        3,740              67
Nordson                                       1,380              69
                                                       ______________

Total Industrial Automation/Robot                               136
_____________________________________________________________________

Instruments-Scientific - 0.5%
PerkinElmer                                   3,835             112
Varian*                                         840              53
                                                       ______________

Total Instruments-Scientific                                    165
_____________________________________________________________________

Insurance Brokers - 0.4%
eHealth*                                      5,334             148
                                                       --------------

Total Insurance Brokers                                         148
_____________________________________________________________________

Internet Application Software - 2.1%
CryptoLogic                                   3,670              74
DealerTrack Holdings*                        13,640             571
Vocus*                                        3,724             109
                                                       ______________

Total Internet Application Software                             754
---------------------------------------------------------------------

Internet Financial Services - 1.7%
Authorize.net Holdings*                      19,225             339
Online Resources*                            19,275             244
                                                       --------------

Total Internet Financial Services                               583
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                                  Shares      Value (000)
---------------------------------------------------------------------

Internet Infrastructure Software - 0.2%
Radvision*                                    3,415    $         60
                                                       --------------

Total Internet Infrastructure Software                           60
---------------------------------------------------------------------

Investment Management/Advisory Services - 2.4%
Affiliated Managers Group*                    5,889             751
AllianceBernstein Holding LP                  1,030              91
                                                       --------------

Total Investment Management/Advisory Services                   842
---------------------------------------------------------------------

Lasers-Systems/Components - 0.5%
Electro Scientific Industries*                4,320             104
Rofin-Sinar Technologies*                     1,100              77
                                                       --------------

Total Lasers-Systems/Components                                 181
---------------------------------------------------------------------

Life/Health Insurance - 1.1%
Delphi Financial Group, Cl A                  2,965             120
Reinsurance Group of America                  1,525              87
StanCorp Financial Group                      3,320             164
                                                       --------------

Total Life/Health Insurance                                     371
_____________________________________________________________________

Machinery-General Industry - 0.2%
Robbins & Myers                               1,350              77
                                                       --------------

Total Machinery-General Industry                                 77
_____________________________________________________________________

Machinery-Material Handling - 0.3%
Columbus McKinnon*                            4,670             116
                                                       ______________

Total Machinery-Material Handling                               116
_____________________________________________________________________

Medical Imaging Systems - 0.3%
IRIS International*                           6,251             120
                                                       --------------

Total Medical Imaging Systems                                   120
---------------------------------------------------------------------

Medical Instruments - 1.9%
Abaxis*                                       4,770             107
Conceptus*                                   13,472             256
Edwards Lifesciences*                           895              44
Natus Medical*                                8,480             135
Symmetry Medical*                             8,200             137
                                                       --------------

Total Medical Instruments                                       679
---------------------------------------------------------------------

Medical Laser Systems - 0.5%
Cynosure, Cl A*                               4,900             181
                                                       --------------

Total Medical Laser Systems                                     181
_____________________________________________________________________

Medical Products - 0.7%
Orthofix International*                       3,990             195
Syneron Medical*                              2,620              62
                                                       --------------

Total Medical Products                                          257
_____________________________________________________________________

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2007 (UNAUDITED)


---------------------------------------------------------------------
Description                                  Shares      Value (000)
---------------------------------------------------------------------

Medical-Biomedical/Genetic - 2.0%
Alexion Pharmaceuticals*                      1,770    $        115
Cambrex                                       1,780              20
Keryx Biopharmaceuticals*                    14,307             142
Lifecell*                                     6,955             261
Martek Biosciences*                           2,830              82
Qiagen*                                       3,855              75
                                                       --------------

Total Medical-Biomedical/Genetic                                695
---------------------------------------------------------------------

Medical-Drugs - 2.0%
Angiotech Pharmaceuticals*                   29,364             184
Aspreva Pharmaceuticals*                      3,530              73
Axcan Pharma*                                 6,180             128
Indevus Pharmaceuticals*                     18,090             125
Medicis Pharmaceutical, Cl A                  3,650             111
Valeant Pharmaceuticals International*        5,760              89
                                                       --------------

Total Medical-Drugs                                             710
_____________________________________________________________________

Medical-Generic Drugs - 0.1%
Perrigo                                       2,439              52
                                                       --------------

Total Medical-Generic Drugs                                      52
---------------------------------------------------------------------

Medical-Nursing Homes - 0.4%
Skilled Healthcare Group, Cl A*               8,890             140
                                                       ______________

Total Medical-Nursing Homes                                     140
_____________________________________________________________________

Metal Processors & Fabricators - 1.2%
Haynes International*                           960              82
Ladish*                                       6,371             353
                                                       --------------

Total Metal Processors & Fabricators                            435
---------------------------------------------------------------------

Miscellaneous Manufacturing - 0.6%
Aptargroup                                    1,755              66
Trimas*                                       9,690             129
                                                       --------------

Total Miscellaneous Manufacturing                               195
---------------------------------------------------------------------

Multimedia - 0.9%
Belo, Cl A                                    7,595             132
Corus Entertainment, Cl B                     2,155             102
Gemstar-TV Guide International*               9,530              66
                                                       --------------

Total Multimedia                                                300
_____________________________________________________________________

Networking Products - 0.7%
Atheros Communications*                       2,980              89
Foundry Networks*                             1,216              22
Switch & Data Facilities*                     8,520             139
                                                       ______________

Total Networking Products                                       250
---------------------------------------------------------------------

Non-Hazardous Waste Disposal - 0.2%
Waste Connections*                            2,615              83
                                                       --------------

Total Non-Hazardous Waste Disposal                               83
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                                  Shares      Value (000)
---------------------------------------------------------------------

Oil Companies-Exploration & Production - 2.4%
Arena Resources*                              3,090    $        203
ATP Oil & Gas*                                4,596             216
Harvest Natural Resources*                   11,040             132
Parallel Petroleum*                          10,060             171
Stone Energy*                                 3,182             127
                                                       ______________

Total Oil Companies-Exploration & Production                    849
_____________________________________________________________________

Oil Field Machinery & Equipment - 2.4%
Dresser-Rand Group*                           9,658             413
FMC Technologies*                             2,965             171
T-3 Energy Services*                          6,545             279
                                                       ______________

Total Oil Field Machinery & Equipment                           863
_____________________________________________________________________

Oil-Field Services - 1.4%
Acergy ADR                                    1,510              45
Key Energy Services*                          8,210             139
Oceaneering International*                      870              66
W-H Energy Services*                          3,512             259
                                                       ______________

Total Oil-Field Services                                        509
_____________________________________________________________________

Paper & Related Products - 0.7%
Abitibi-Consolidated*                        64,520             113
Bowater                                       5,010              75
Neenah Paper                                  1,459              48
                                                       --------------

Total Paper & Related Products                                  236
---------------------------------------------------------------------

Physical Therapy/Rehabilitation Centers - 1.4%
Psychiatric Solutions*                       12,336             485
                                                       --------------

Total Physical Therapy/Rehabilitation Centers                   485
---------------------------------------------------------------------

Platinum - 0.1%
Stillwater Mining*                            2,260              23
                                                       ______________

Total Platinum                                                   23
_____________________________________________________________________

Pollution Control - 0.2%
Fuel Tech*                                    2,860              63
                                                       ______________

Total Pollution Control                                          63
---------------------------------------------------------------------

Power Conversion/Supply Equipment - 0.3%
Hubbell, Cl B                                 1,635              93
                                                       --------------

Total Power Conversion/Supply Equipment                          93
_____________________________________________________________________

Printing-Commercial - 0.9%
Consolidated Graphics*                        2,145             134
VistaPrint*                                   4,410             165
                                                       --------------

Total Printing-Commercial                                       299
_____________________________________________________________________

Private Corrections - 0.4%
Geo Group*                                    5,010             148
                                                       --------------

Total Private Corrections                                       148
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                                  Shares      Value (000)
---------------------------------------------------------------------

Property/Casualty Insurance - 1.2%
Arch Capital Group*                           2,775    $        206
CNA Surety*                                   5,455              96
RLI                                           2,390             136
                                                       ______________

Total Property/Casualty Insurance                               438
---------------------------------------------------------------------

Publishing-Books - 0.5%
John Wiley & Sons, Cl A                       3,820             172
                                                       ______________

Total Publishing-Books                                          172
---------------------------------------------------------------------

Publishing-Newspapers - 0.4%
Dolan Media*                                  5,660             138
                                                       ______________

Total Publishing-Newspapers                                     138
---------------------------------------------------------------------

Publishing-Periodicals - 0.2%
Playboy Enterprises, Cl B*                    7,950              85
                                                       ______________

Total Publishing-Periodicals                                     85
---------------------------------------------------------------------

Radio - 0.1%
Radio One, Cl D*                              8,432              31
                                                       ______________

Total Radio                                                      31
---------------------------------------------------------------------

Reinsurance - 1.3%
Aspen Insurance Holdings                      4,896             137
Endurance Specialty Holdings                  1,882              78
Montpelier Re Holdings                        6,210             110
Platinum Underwriters Holdings                1,350              48
Validus Holdings*                             3,330              81
                                                       ______________

Total Reinsurance                                               454
_____________________________________________________________________

REITs-Hotels - 0.3%
FelCor Lodging Trust                          4,530              90
                                                       ______________

Total REITs-Hotels                                               90
_____________________________________________________________________

REITs-Mortgage - 0.2%
MFA Mortgage Investments                      9,840              79
                                                       --------------

Total REITs-Mortgage                                             79
---------------------------------------------------------------------

REITs-Office Property - 0.2%
American Financial Realty Trust               9,495              76
                                                       --------------

Total REITs-Office Property                                      76
---------------------------------------------------------------------

Rental Auto/Equipment - 0.2%
H&E Equipment Services*                       3,310              60
                                                       --------------

Total Rental Auto/Equipment                                      60
---------------------------------------------------------------------

Resorts/Theme Parks - 0.3%
Vail Resorts*                                 1,590              99
                                                       ______________

Total Resorts/Theme Parks                                        99
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                                  Shares      Value (000)
---------------------------------------------------------------------

Retail-Apparel/Shoe - 0.7%
Brown Shoe                                    1,525    $         30
Footstar                                      7,820              36
Kenneth Cole Productions, Cl A                3,470              67
Men's Wearhouse                                 605              31
Syms                                          5,550              83
                                                       ______________

Total Retail-Apparel/Shoe                                       247
_____________________________________________________________________

Retail-Auto Parts - 0.2%
O'Reilly Automotive*                          1,750              58
                                                       ______________

Total Retail-Auto Parts                                          58
_____________________________________________________________________

Retail-Automobile - 0.3%
Group 1 Automotive                            2,770              93
                                                       ______________

Total Retail-Automobile                                          93
_____________________________________________________________________

Retail-Bookstore - 0.3%
Barnes & Noble                                2,565              90
                                                       ______________

Total Retail-Bookstore                                           90
_____________________________________________________________________

Retail-Office Supplies - 0.2%
School Specialty*                             1,610              56
                                                       ______________

Total Retail-Office Supplies                                     56
_____________________________________________________________________

Retail-Propane Distributors - 0.6%
Star Gas Partners LP*                        46,680             212
                                                       ______________

Total Retail-Propane Distributors                               212
---------------------------------------------------------------------

Retail-Restaurants - 0.2%
BJ's Restaurants*                             3,991              84
                                                       ______________

Total Retail-Restaurants                                         84
---------------------------------------------------------------------

Retail-Sporting Goods - 0.7%
Hibbett Sports*                               3,365              84
Zumiez*                                       3,434             152
                                                       ______________

Total Retail-Sporting Goods                                     236
_____________________________________________________________________

Retail-Video Rental - 0.1%
Blockbuster, Cl A*                            3,551              19
                                                       ______________

Total Retail-Video Rental                                        19
_____________________________________________________________________

S&L/Thrifts-Eastern US - 0.2%
Brookline Bancorp                             5,930              69
                                                       ______________

Total S&L/Thrifts-Eastern US                                     69
_____________________________________________________________________

Schools - 2.8%
Capella Education*                            7,614             426
Learning Tree International*                  6,890             122
New Oriental Education & Technology
     Group ADR*                               1,420              94
Strayer Education                             2,132             360
                                                       --------------

Total Schools                                                 1,002
---------------------------------------------------------------------

OLD MUTUAL STRATEGIC SMALL COMPANY FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2007 (UNAUDITED)

---------------------------------------------------------------------
Description                                  Shares      Value (000)
---------------------------------------------------------------------

Semiconductor Components-Integrated Circuits - 0.2%
Emulex*                                        3,280   $         63
                                                       ______________

Total Semiconductor Components-Integrated Circuits               63
_____________________________________________________________________

Semiconductor Equipment - 1.2%
Brooks Automation*                             3,590             51
MKS Instruments*                               3,210             61
Tessera Technologies*                          7,303            274
Ultratech*                                     3,760             52
                                                       ______________

Total Semiconductor Equipment                                   438
_____________________________________________________________________

Specified Purpose Acquisition - 0.1%
Marathon Acquisition*                          2,550             24
                                                       --------------

Total Specified Purpose Acquisition                              24
---------------------------------------------------------------------

Steel Pipe & Tube - 0.1%
Mueller Water Products, Cl A                   1,760             22
                                                       --------------

Total Steel Pipe & Tube                                          22
---------------------------------------------------------------------

Telecommunications Equipment - 1.2%
CommScope*                                     2,355            118
OpNext*                                       11,042            128
Plantronics                                    3,700            106
Tollgrade Communications*                      5,420             55
                                                       --------------

Total Telecommunications Equipment                              407
_____________________________________________________________________

Telecommunications Services - 2.5%
Cbeyond*                                       3,102            126
Embarq                                           770             43
MasTec*                                        5,680             80
NTELOS Holdings                                2,170             64
Orbcomm*                                      21,766            164
RCN                                            6,330             78
Time Warner Telecom, Cl A*                    15,105            332
                                                       ______________

Total Telecommunications Services                               887
_____________________________________________________________________

Telephone-Integrated - 0.2%
IDT, Cl B                                      8,020             67
                                                       ______________

Total Telephone-Integrated                                       67
_____________________________________________________________________

Television - 0.1%
Sinclair Broadcast Group, Cl A                 3,476             42
                                                       ______________

Total Television                                                 42
_____________________________________________________________________

Theaters - 0.4%
National CineMedia                             6,235            140
                                                       ______________

Total Theaters                                                  140
_____________________________________________________________________

Therapeutics - 0.6%
Theravance*                                    8,352            218
                                                       --------------

Total Therapeutics                                              218

_____________________________________________________________________


---------------------------------------------------------------------
Description                                  Shares      Value (000)
---------------------------------------------------------------------

Transactional Software - 1.5%
Innerworkings*                                16,786   $        289
VeriFone Holdings*                             5,278            234
                                                       --------------

Total Transactional Software                                    523
---------------------------------------------------------------------

Transport-Air Freight - 0.1%
ABX Air*                                       7,250             51
                                                       ______________

Total Transport-Air Freight                                      51
---------------------------------------------------------------------

Transport-Equipment & Leasing - 0.5%
GATX                                           1,004             43
Genesis Lease ADR                              4,970            124
Greenbrier                                       770             20
                                                       --------------

Total Transport-Equipment & Leasing                             187
---------------------------------------------------------------------

Transport-Truck - 0.1%
Landstar System                                  575             24
                                                       --------------

Total Transport-Truck                                            24
---------------------------------------------------------------------

Travel Services - 0.1%
Ambassadors Group                                930             35
                                                       ______________

Total Travel Services                                            35
---------------------------------------------------------------------

Vitamins & Nutrition Products - 0.2%
Herbalife                                      1,280             58
                                                       --------------

Total Vitamins & Nutrition Products                              58
_____________________________________________________________________

Web Hosting/Design - 0.7%
Equinix*                                       2,821            250
                                                       ______________

Total Web Hosting/Design                                        250
---------------------------------------------------------------------

Wire & Cable Products - 0.2%
General Cable*                                 1,250             84
                                                       ______________

Total Wire & Cable Products                                      84
---------------------------------------------------------------------

Wireless Equipment - 1.2%
Aruba Networks*                                5,772            115
Globecomm Systems*                             7,600            101
InterDigital*                                  4,760             99
Novatel Wireless*                              4,096             93
                                                       --------------

Total Wireless Equipment                                        408
---------------------------------------------------------------------

Wound, Burn & Skin Care - 0.3%
Obagi Medical Products*                        6,328            117
                                                       --------------

Total Wound, Burn & Skin Care                                   117
                                                       --------------

Total Common Stock (Cost $28,699)                            33,945
---------------------------------------------------------------------

Investment Company - 1.7%
Index Fund-Growth-Small Cap - 1.7%
iShares Russell 2000 Growth
     Index Fund                                7,220            615
                                                       --------------

Total Investment Company (Cost $613)                            615
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                                  Shares      Value (000)
---------------------------------------------------------------------

Money Market Fund - 2.9%
Evergreen Select Money Market Fund,
     Institutional Class,
     5.250% (D)                            1,007,213   $      1,007
                                                       --------------

Total Money Market Fund (Cost $1,007)                         1,007
---------------------------------------------------------------------

Total Investments - 100.9% (Cost $30,319)                    35,567
---------------------------------------------------------------------

Other Assets and Liabilities, Net - (0.9)%                     (326)
---------------------------------------------------------------------

Net Assets - 100.0 %                                   $     35,241
---------------------------------------------------------------------


For descriptions of abbreviations and footnotes, please refer to page 122.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL TS&W MID-CAP VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Thompson, Siegel & Walmsley, LLC


Performance Highlights

o For the period since its inception on June 4, 2007, through September 30, 2007, the Old Mutual TS&W Mid-Cap Value Fund's Institutional Class shares fell (4.80%), outperforming the (6.96%) decline of its benchmark, the Russell MidCap(R) Value Index.

o The Fund's relative outperformance was attributed to an underweight and favorable stock selection in financials. Relative outperformance was also supported by strong stock selection in health care and information technology.

o Conversely, less favorable stock selection in industrials, consumer staples and utilities hurt on a relative basis.

o Despite the period's negative overall return, a number of securities contributed positively, including Agrium., Owens-Illinois and Hewitt Associates. Negative holdings included Rite Aid Corporation, Manpower and Tesoro.


Q.   How did the Fund perform relative to its benchmark?

A. For the period since its inception on June 4, 2007, through September 30, 2007, the Old Mutual TS&W Mid-Cap Value Fund's (the "Fund") Institutional Class shares fell (4.80%), but outperformed the (6.96%) decline of its benchmark, the Russell Midcap(R) Value Index. Additional performance information for the Institutional share class can be found on page 96.

Q.   What investment environment did the Fund face during the past six months?

A. Mid-cap stocks moved higher in the second quarter but declined in the third quarter amidst concerns about housing, subprime lending and deteriorating credit conditions, which fueled speculation that reduced consumer spending could contribute to further economic deceleration or possibly recession. Pronounced market volatility in the third quarter contributed to quick, steep losses at many leveraged quantitative funds as many funds were forced to unwind positions to satisfy margin calls and redemptions. The unwinding of these positions caused an "unnatural" price movement in many stocks, which was particularly noticeable in August. The magnitude of the Federal Reserve's interest rate cut in September surprised equity markets and helped to buoy investor sentiment and market performance toward the end of the period.

Q.   Which market factors influenced the Fund's relative performance?

A. While the above factors negatively impacted the Fund's returns for the period since its inception, the Fund delivered relative performance that outperformed the benchmark during the period. The Fund's relative outperformance was attributed in large part to favorable stock selection in financials and health care.

Q.   How did portfolio composition affect Fund performance?

A. While the financial sector was hard-hit by credit concerns during the period, the Fund's underweight exposure and favorable stock selection in that sector bolstered its relative return. Relative outperformance was also supported by strong stock selection in health care and information technology. Conversely, less favorable stock selection in industrials, consumer staples and utilities hurt the Fund's performance on a relative basis.

     Despite the negative overall return during the period, a number of securities contributed positively, including Agrium, Owens-Illinois and Hewitt Associates. The greatest contribution to return was made by Agrium Inc., which posted gains due to growing ethanol demand and increased grain prices. The company produces and markets agricultural nutrients, industrial products and specialty fertilizers worldwide, and also supplies retail agricultural products and services in North and South America. Another significant positive contributor was Owens-Illinois, a worldwide manufacturer of glass and plastic packaging products. The company's share price rose due to the completed sale of its plastics business at a price that exceeded expectations. Additionally, the company demonstrated acceleration in the margin recovery of its glass container business. Hewitt Associates, which provides human resources outsourcing and consulting services worldwide, also contributed to performance due to improved sentiment regarding the outlook for its outsourcing segment.

     Holdings that detracted from Fund performance included Rite Aid, Manpower and Tesoro. Rite Aid operates a chain of retail drugstores in the U.S. and its stock declined due to financing-related charges associated with the recent acquisition of Eckerd that led to disappointing earnings. The share price of Manpower, which provides employment services in the U.S., Europe, Africa and the Middle East, declined due to an unfavorable reversal in the French tax code that had a material negative impact on earnings and decelerating growth in key European markets. The price of shares in energy company, Tesoro also fell.


TS&W Mid-Cap Value Fund

Q.   What is the investment outlook for the mid-cap value equity market?

A. Thompson, Siegel & Walmsley, LLC ("TS&W"), the Fund's sub-advisor, expects only moderate economic growth over the next twelve months. The sub-advisor believes tighter credit standards may slow the pace of consumer spending. The sub-advisor also believes investment spending by businesses may slow because of the higher cost of credit and because businesses are likely to adopt a more cautious outlook until credit market issues stabilize.

     TS&W does not expect this credit contraction to lead to an economic recession, however, it does believe the risks of a recession have risen and that a more modest economic expansion will cause corporate profits to grow at a slower rate.

     The sub-advisor is generally comfortable with the Fund's current sector weights versus the benchmark. Any material sector weight changes in the period ahead will be byproducts of TS&W's bottom-up investment approach and reflective of those areas where the firm identifies the most attractive risk/reward opportunities.


Top Ten Holdings
as of September 30, 2007

PartnerRe                        2.9%
-------------------------------------
PerkinElmer                      2.2%
-------------------------------------
Owens-Illinois                   2.1%
-------------------------------------
Oneok                            2.1%
-------------------------------------
Hewitt Associates, Cl A          2.0%
-------------------------------------
Sara Lee                         2.0%
-------------------------------------
RenaissanceRe Holdings           1.9%
-------------------------------------
Embarq                           1.8%
-------------------------------------
Safeco                           1.8%
-------------------------------------
DTE Energy                       1.7%
-------------------------------------
As a percentage of Total
Fund Investments                20.5%
-------------------------------------


                                                         TS&W Mid-Cap Value Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of September 30, 2007
---------------------------------------------------------------------------
                                                              Cumulative
                                       Inception              Inception
                                         Date                  to Date
---------------------------------------------------------------------------
Class A with load                       06/04/07               (10.37)%
Class A without load                    06/04/07                (4.90)%
Class C with load                       06/04/07                (6.05)%
Class C without load                    06/04/07                (5.10)%
Institutional Class                     06/04/07                (4.80)%
Russell Midcap(R) Value Index           06/04/07                (6.96)%
---------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.69% and 1.40%; 2.60% and 2.15%; and 1.20% and 1.00%,
respectively. Expenses for Class A, Class C and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
--------------------------------------------------------------------------------
                                         6/4/07      Sep 07
Old Mutual TS&W Mid-Cap Value Fund,
Insitutional Class                       $10,000     $9,521

Russell Midcap(R) Value Index            $10,000     $9,303



Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Institutional Class shares on June 4, 2007 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2007 - % of Total Fund Investments
--------------------------------------------------------------------------------
                Financials    17%
                Industrial    15%
         Money Market Fund    15%
               Health Care    11%
    Information Technology     9%
                 Materials     9%
                 Utilities     8%
                    Energy     7%
          Consumer Staples     5%
    Consumer Discretionary     2%
Telecommunication Services     2%
                            -----
                             100%

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2007 (UNAUDITED)

---------------------------------------------------------------------
Description                                   Shares      Value (000)
---------------------------------------------------------------------

Common Stock - 84.5%
Aerospace/Defense - 1.0%
Rockwell Collins                                 400   $         29
                                                       --------------

Total Aerospace/Defense                                          29
---------------------------------------------------------------------

Aerospace/Defense-Equipment - 1.6%
Alliant Techsystems*                             400             44
                                                       --------------

Total Aerospace/Defense-Equipment                                44
---------------------------------------------------------------------

Agricultural Chemicals - 1.4%
Agrium                                           700             38
                                                       --------------

Total Agricultural Chemicals                                     38
---------------------------------------------------------------------

Airlines - 0.8%
AMR*                                           1,000             22
                                                       --------------

Total Airlines                                                   22
---------------------------------------------------------------------

Brewery - 1.4%
Molson Coors Brewing, Cl B                       400             40
                                                       --------------

Total Brewery                                                    40
---------------------------------------------------------------------

Chemicals-Diversified - 1.4%
Celanese, Ser A                                1,000             39
                                                       --------------

Total Chemicals-Diversified                                      39
---------------------------------------------------------------------

Chemicals-Specialty - 1.6%
Lubrizol                                         700             46
                                                       --------------

Total Chemicals-Specialty                                        46
---------------------------------------------------------------------

Coal - 1.0%
Consol Energy                                    600             28
                                                       --------------

Total Coal                                                       28
---------------------------------------------------------------------

Containers-Metal/Glass - 3.1%
Crown Holdings*                                1,300             30
Owens-Illinois*                                1,400             58
                                                       --------------

Total Containers-Metal/Glass                                     88
---------------------------------------------------------------------

Diversified Manufacturing Operations - 0.9%
Textron                                          400             25
                                                       --------------

Total Diversified Manufacturing Operations                       25
---------------------------------------------------------------------

Electric-Integrated - 5.1%
Centerpoint Energy                             3,000             48
DTE Energy                                     1,000             48
PPL                                            1,000             46
                                                       ______________

Total Electric-Integrated                                       142
_____________________________________________________________________

Electronic Measuring Instruments - 1.4%
Agilent Technologies*                          1,100             41
                                                       ______________

Total Electronic Measuring Instruments                           41
_____________________________________________________________________



---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Electronic Parts Distribution - 1.2%
Arrow Electronics*                               800    $        34
                                                        ______________

Total Electronic Parts Distribution                              34
_____________________________________________________________________

Energy-Alternate Sources - 1.1%
Covanta Holding*                               1,300             32
                                                       ______________

Total Energy-Alternate Sources                                   32
_____________________________________________________________________

Enterprise Software/Services - 3.0%
BMC Software*                                  1,500             47
Sybase*                                        1,600             37
                                                       --------------

Total Enterprise Software/Services                               84
---------------------------------------------------------------------

Fiduciary Banks - 1.7%
Northern Trust                                   700             46
                                                       --------------

Total Fiduciary Banks                                            46
---------------------------------------------------------------------

Filtration/Separation Products - 1.3%
Pall                                             900             35
                                                       --------------

Total Filtration/Separation Products                             35
---------------------------------------------------------------------

Food-Dairy Products - 0.5%
Dean Foods                                       500             13
                                                       --------------

Total Food-Dairy Products                                        13
---------------------------------------------------------------------

Food-Miscellaneous/Diversified - 2.0%
Sara Lee                                       3,300             55
                                                       --------------

Total Food-Miscellaneous/Diversified                             55
---------------------------------------------------------------------

Forestry - 1.6%
Plum Creek Timber                              1,000             45
                                                       --------------

Total Forestry                                                   45
---------------------------------------------------------------------

Hospital Beds/Equipment - 1.2%
Kinetic Concepts*                                600             34
                                                       ______________

Total Hospital Beds/Equipment                                    34
_____________________________________________________________________

Human Resources - 2.9%
Hewitt Associates, Cl A*                       1,600             56
Manpower                                         400             26
                                                       --------------

Total Human Resources                                            82
---------------------------------------------------------------------

Industrial Automation/Robot - 0.7%
Rockwell Automation                              300             21
                                                       ______________

Total Industrial Automation/Robot                                21
---------------------------------------------------------------------

Instruments-Scientific - 2.2%
PerkinElmer                                    2,100             61
                                                       ______________

Total Instruments-Scientific                                     61
---------------------------------------------------------------------

Life/Health Insurance - 1.7%
Cigna                                            900             48
                                                       --------------

Total Life/Health Insurance                                      48
---------------------------------------------------------------------

OLD MUTUAL TS&W MID-CAP VALUE FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2007 (UNAUDITED)

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Machine Tools & Related Products - 1.5%
Kennametal                                       500   $         41
                                                       --------------

Total Machine Tools & Related Products                           41
---------------------------------------------------------------------

Machinery-Construction & Mining - 0.6%
Terex*                                           200             18
                                                       ______________

Total Machinery-Construction & Mining                            18
_____________________________________________________________________

Medical Labs & Testing Services - 1.4%
Laboratory Corp of America Holdings*             500             39
                                                       ______________

Total Medical Labs & Testing Services                            39
_____________________________________________________________________

Medical-Hospitals - 1.2%
Universal Health Services, Cl B                  600             33
                                                       ______________

Total Medical-Hospitals                                          33
---------------------------------------------------------------------

Medical-Wholesale Drug Distributors - 1.3%
AmerisourceBergen                                800             36
                                                       --------------

Total Medical-Wholesale Drug Distributors                        36
---------------------------------------------------------------------

Metal Processors & Fabricators - 0.9%
Commercial Metals                                800             25
                                                       --------------

Total Metal Processors & Fabricators                             25
_____________________________________________________________________

Multi-Line Insurance - 1.2%
Cincinnati Financial                             800             35
                                                       --------------

Total Multi-Line Insurance                                       35
_____________________________________________________________________

Non-Hazardous Waste Disposal - 0.8%
Allied Waste Industries*                       1,800             23
                                                       --------------

Total Non-Hazardous Waste Disposal                               23
_____________________________________________________________________

Oil Companies-Exploration & Production - 1.2%
Newfield Exploration*                            700             34
                                                       --------------

Total Oil Companies-Exploration & Production                     34
_____________________________________________________________________

Oil Companies-Integrated - 1.4%
Hess                                             600             40
                                                       --------------

Total Oil Companies-Integrated                                   40
_____________________________________________________________________

Oil Refining & Marketing - 1.0%
Tesoro                                           600             28
                                                       --------------

Total Oil Refining & Marketing                                   28
_____________________________________________________________________

Oil-Field Services - 1.2%
Helix Energy Solutions*                          800             34
                                                       ______________

Total Oil-Field Services                                         34
_____________________________________________________________________

Paper & Related Products - 0.9%
Domtar*                                        3,200             26
                                                       ______________

Total Paper & Related Products                                   26
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Physical Practice Management - 1.6%
Pediatrix Medical Group*                         700   $         46
                                                       --------------

Total Physical Practice Management                               46
---------------------------------------------------------------------

Pipelines - 3.0%
Oneok                                          1,200             57
Questar                                          500             26
                                                       --------------

Total Pipelines                                                  83
---------------------------------------------------------------------

Printing-Commercial - 1.4%
RR Donnelley & Sons                            1,100             40
                                                       --------------

Total Printing-Commercial                                        40
---------------------------------------------------------------------

Property/Casualty Insurance - 4.5%
Arch Capital Group*                              600             45
Safeco                                           800             49
WR Berkley                                     1,100             33
                                                       --------------

Total Property/Casualty Insurance                               127
_____________________________________________________________________

Real Estate Management/Services - 0.7%
CB Richard Ellis Group, Cl A*                    700             19
                                                       --------------

Total Real Estate Management/Services                            19
_____________________________________________________________________

Reinsurance - 4.7%
PartnerRe                                      1,000             79
RenaissanceRe Holdings                           800             52
                                                       --------------

Total Reinsurance                                               131
---------------------------------------------------------------------

REITs-Office Property - 0.7%
Boston Properties                                200             21
                                                       --------------

Total REITs-Office Property                                      21
---------------------------------------------------------------------

Retail-Apparel/Shoe - 1.3%
Men's Wearhouse                                  700             35
                                                       --------------

Total Retail-Apparel/Shoe                                        35
---------------------------------------------------------------------

Retail-Drug Store - 1.0%
Rite Aid*                                      6,200             29
                                                       --------------

Total Retail-Drug Store                                          29
---------------------------------------------------------------------

S&L/Thrifts-Western US - 1.7%
Washington Federal                             1,800             47
                                                       --------------

Total S&L/Thrifts-Western US                                     47
---------------------------------------------------------------------

Telecommunications Services - 3.0%
Amdocs*                                          900             33
Embarq                                           900             50
                                                       ______________

Total Telecommunications Services                                83
---------------------------------------------------------------------

Textile-Home Furnishings - 1.2%
Mohawk Industries*                               400             33
                                                       ______________

Total Textile-Home Furnishings                                   33
---------------------------------------------------------------------

---------------------------------------------------------------------

Description                                   Shares     Value (000)
---------------------------------------------------------------------

Transport-Marine - 1.4%
Overseas Shipholding Group                       500   $         37
                                                       --------------

Total Transport-Marine                                           37
---------------------------------------------------------------------

Transport-Rail - 1.9%
Canadian Pacific Railway                         400             28
CSX                                              600             26
                                                       --------------

Total Transport-Rail                                             54
                                                       --------------

Total Common Stock (Cost $2,428)                              2,369
---------------------------------------------------------------------

Money Market Fund - 14.3%
Evergreen Select Money Market Fund,
   Institutional Class,
   5.250% (D)                                401,760            402
                                                       --------------

Total Money Market Fund (Cost $402)                             402
---------------------------------------------------------------------

Total Investments - 98.8% (Cost $2,830)                       2,771
---------------------------------------------------------------------

Other Assets and Liabilities, Net - 1.2%                         34
---------------------------------------------------------------------

Total Net Assets - 100.0%                              $      2,805
---------------------------------------------------------------------

For descriptions of abbreviations and footnotes, please refer to page 122.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL TS&W SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Thompson, Siegel & Walmsley, LLC


Performance Highlights

o For the six-month period ended September 30, 2007, the Class Z shares of the Old Mutual TS&W Small Cap Value Fund rose by 0.72%, outperforming the (4.10%) decline of its benchmark, the Russell 2000(R) Value Index.

o The Fund's relative outperformance was primarily the result of favorable stock selection in materials and producer durables stocks, which were largely unfazed by housing and consumer-related concerns. The Fund also benefited from its lack of exposure to homebuilders.

o Fund holdings which contributed most positively were Terra Industries, Schnitzer Steel Industries and Chicago Bridge & Iron. The Fund's most successful stock holding during the period was Terra Industries.

o Decliners during the period included Dollar Thrifty Automotive Group (no longer a Fund holding), CEC Entertainment (no longer a Fund holding) and Charming Shoppes. The Fund's largest individual decline came from Dollar Thrifty Automotive Group.


Q.   How did the Fund perform relative to its benchmark?

A. For the six-month period ended September 30, 2007, the Class Z shares of the Old Mutual TS&W Small Cap Value Fund (the "Fund") rose by 0.72%, outperforming the (4.10%) decline of its benchmark, the Russell 2000(R) Value Index (the "Index"). Performance for all share classes can be found on page 102.

Q.   What investment environment did the Fund face during the past six months?

A. Small cap stock prices generally rose in the second calendar quarter but fell in the third quarter against a backdrop of investor concerns about declining housing prices, subprime lending and deteriorating credit conditions. Speculation ensued that reduced consumer spending could contribute to further economic deceleration or possibly lead to a recession. The severe market volatility in the third quarter contributed to steep losses at many leveraged quantitative funds. The impact of those funds unwinding their positions to satisfy margin calls and redemptions caused "unnatural" price movement in many stocks, particularly during August. In mid-September, a 50 basis point interest rate cut by the Federal Reserve surprised equity markets, helping to buoy investor sentiment and market performance.

Q.   Which market factors influenced the Fund's relative performance?

A. While the above factors negatively impacted small cap stock returns for the six-month period, the Fund delivered a strong relative performance. The Fund's relative outperformance was primarily the result of favorable stock selection in materials and producer durables stocks, which were largely unfazed by housing and consumer-related concerns. The Fund also benefited from its lack of exposure to homebuilders.

Q.   How did portfolio composition affect Fund performance?

A. The Fund's overweight sector exposure and favorable stock selection in industrials and materials, and its favorable stock selection in information technology contributed significantly to the Fund's relative outperformance. Conversely, poor stock selection in the consumer discretionary sector and a lack of exposure to telecommunications services, both of which contributed positively to the Index, hurt the Fund's relative results.

     Fund holdings which contributed most positively were Terra Industries, Schnitzer Steel Industries and Chicago Bridge & Iron. The Fund's most successful stock holding during the period was Terra Industries. The company produces and markets nitrogen and methanol products for agricultural and industrial markets in the U.S., Canada and the United Kingdom, and posted gains due to growing ethanol demand. Schnitzer Steel Industries engages in recycling ferrous and nonferrous metal and used and recycled auto parts, as well as manufacturing finished steel products in the U.S. and internationally. The company's performance benefited from improved pricing and profitability dynamics in its core scrap operations, as well as favorable trends in its mini-mill business. Holdings in Chicago Bridge & Iron, one of the world's leading engineering, procurement and construction companies specializing in lump-sum turn-key projects for customers that produce, process, store and distribute the world's natural resources, also contributed to returns.

     Decliners during the period included Dollar Thrifty Automotive Group (no longer a Fund holding), CEC Entertainment and Charming Shoppes (no longer a Fund holding). The Fund's largest individual decline came from holdings in Dollar Thrifty Automotive Group. The company's brands, Dollar Rent A Car and Thrifty Car Rental, serve value-conscious travelers in approximately 70 countries. Fund holding CEC Entertainment, which operates and franchises Chuck E. Cheese's family restaurants, was hurt by rising cheese


TS&W Small Cap Value Fund
     costs and a slowdown in same-store sales associated with deteriorating consumer spending at casual dining restaurants. Another holding hurt by the decline in consumer discretionary spending was Charming Shoppes, a leading multi-channel specialty apparel retailer primarily focused on plus-size women's apparel. The company is the parent company of Lane Bryant, Fashion Bug, Catherine's Plus Sizes and Petite Sophisticate, as well as Crosstown Traders, a direct marketer of women's apparel.

Q.   What is the investment outlook for the small cap value equity market?

A. Thompson, Siegel & Walmsley, LLC ("TS&W"), the Fund's sub-advisor, maintains a positive outlook for small cap value stocks. However, it believes economic growth may slow in the months ahead, which could cause corporate profits to grow at a more modest pace. In this environment, TS&W views selectivity to be essential to good portfolio performance. In recent months, the firm has increased its investments in areas like health care, where it believes companies are likely to enjoy consistent growth despite overall economic slowing.

     TS&W is generally comfortable with the Fund's current sector weights versus the benchmark, but may look to continue to increase exposure in health care, where it finds relative valuations compelling.


Top Ten Holdings
as of September 30, 2007

Terra Industries                   2.5%
---------------------------------------
Chicago Bridge & Iron              2.3%
---------------------------------------
Comtech
Telecommunications                 2.1%
---------------------------------------
Airgas                             2.1%
---------------------------------------
AGCO                               2.0%
---------------------------------------
Philadelphia Consolidated
Holding                            1.9%
---------------------------------------
El Paso Electric                   1.9%
---------------------------------------
Micros Systems                     1.8%
---------------------------------------
Kendle International               1.7%
---------------------------------------
CommScope                          1.6%
---------------------------------------
As a percentage of Total
Fund Investments                  19.9%
---------------------------------------


                                                       TS&W Small Cap Value Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                     Six          One              Annualized           Annualized       Annualized
                                    Inception       Month        Year               3 Year               5 Year           Inception
                                      Date         Return       Return              Return               Return            to Date
------------------------------------------------------------------------------------------------------------------------------------
Class Z*                            07/31/00        0.72%       13.21%                15.89%              21.42%            19.02%
Class A with load                   07/31/03       (5.18)%       6.42%                13.34%                n/a             18.11%
Class A without load                07/31/03        0.62%       12.93%                15.60%                n/a             19.80%
Class C with load                   07/31/03       (0.76)%      11.11%                14.74%                n/a             18.90%
Class C without load                07/31/03        0.24%       12.07%                14.74%                n/a             18.90%
Russell 2000(R) Value Index         07/31/00       (4.10)%       6.09%                12.51%              18.70%            13.93%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

* Data prior to the Fund's inception on July 25, 2003 includes performance of a predecessor fund whose inception date was July 31, 2000. The predecessor fund was managed by TS&W and had investment goals, strategies and policies that were substantially similar to the Fund. However, the predecessor fund was not registered under the 1940 Act, nor was it subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, and the Fund's performance prior to July 25, 2003 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A and Class C shares (as reported in the June 4, 2007 prospectus) are 1.45% and 1.30%; 2.17% and 1.55%; 2.79% and 2.30%, respectively.

Value of a $10,000 Investment
-----------------------------------------------------------------------------------------------------------------------------
                              7/31/00    Mar 01     Mar 02     Mar 03     Mar 04     Mar 05     Mar 06     Mar 07     Sep 07
Old Mutual TS&W Small Cap
Value Fund, Class Z           $10,000    $11,863    $15,439    $13,254    $21,020    $25,903    $31,781    $34,577    $34,826

Russell 2000(R) Value Index   $10,000    $11,338    $14,030    $10,765    $17,708    $19,441    $24,062    $26,560    $25,471


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on July 31, 2000 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2007 - % of Total Fund Investments
--------------------------------------------------------------------------------
            Financials    21%
            Industrial    18%
Information Technology    14%
             Materials    10%
                Energy    10%
Consumer Discretionary    10%
           Health Care     8%
      Consumer Staples     4%
             Utilities     3%
    Investment Company     1%
     Money Market Fund     1%
                        -----
                         100%

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2007 (UNAUDITED)

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Common Stock - 98.6%
Advanced Materials/Products - 1.0%
Ceradyne*                                      7,900   $        598
                                                       --------------

Total Advanced Materials/Products                               598
---------------------------------------------------------------------

Aerospace/Defense - 0.9%
United Industrial                              7,400            557
                                                       --------------

Total Aerospace/Defense                                         557
---------------------------------------------------------------------

Aerospace/Defense-Equipment - 1.3%
Curtiss-Wright                                15,700            746
                                                       --------------

Total Aerospace/Defense-Equipment                               746
---------------------------------------------------------------------

Auction House/Art Dealer - 1.4%
Sotheby's                                     17,700            846
                                                       --------------

Total Auction House/Art Dealer                                  846
---------------------------------------------------------------------

Auto/Truck Parts & Equipment-Original - 0.2%
Tenneco*                                       3,550            110
                                                       --------------

Total Auto/Truck Parts & Equipment-Original                     110
---------------------------------------------------------------------

Building & Construction Products-Miscellaneous - 0.8%
Drew Industries*                              11,000            447
                                                       --------------

Total Building & Construction Products-Miscellaneous            447
---------------------------------------------------------------------

Building Products-Cement/Aggregate - 1.2%
Texas Industries                               8,900            699
                                                       --------------

Total Building Products-Cement/Aggregate                        699
---------------------------------------------------------------------

Building-Heavy Construction - 3.2%
Chicago Bridge & Iron                         32,000          1,378
Granite Construction                           9,800            519
                                                       --------------

Total Building-Heavy Construction                             1,897
---------------------------------------------------------------------

Chemicals-Specialty - 2.5%
Terra Industries*                             47,050          1,471
                                                       --------------

Total Chemicals-Specialty                                     1,471
---------------------------------------------------------------------

Commercial Banks-Central US - 1.5%
Sterling Bancshares                           38,450            438
Wintrust Financial                            10,350            442
                                                       --------------

Total Commercial Banks-Central US                               880
---------------------------------------------------------------------

Commercial Banks-Western US - 1.6%
Sterling Financial                            15,800            425
UCBH Holdings                                 30,400            532
                                                       ______________

Total Commercial Banks-Western US                               957
_____________________________________________________________________

Commercial Services-Finance - 1.0%
Deluxe                                        15,850            584
                                                       --------------

Total Commercial Services-Finance                               584
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Computer Aided Design - 1.3%
Ansys*                                        22,700   $        776
                                                       ______________

Total Computer Aided Design                                     776
_____________________________________________________________________

Computer Services - 1.3%
Perot Systems, Cl A*                          45,350            767
                                                       ______________

Total Computer Services                                         767
_____________________________________________________________________

Computers-Integrated Systems - 3.0%
Micros Systems*                               16,300          1,061
MTS Systems                                   17,700            736
                                                       --------------

Total Computers-Integrated Systems                            1,797
---------------------------------------------------------------------

Computers-Peripheral Equipment - 1.4%
Electronics for Imaging*                      30,100            808
                                                       --------------

Total Computers-Peripheral Equipment                            808
---------------------------------------------------------------------

Decision Support Software - 0.9%
SPSS*                                         12,800            527
                                                       --------------

Total Decision Support Software                                 527
---------------------------------------------------------------------

Diversified Manufacturing Operations - 1.1%
AO Smith                                      15,250            669
                                                       --------------

Total Diversified Manufacturing Operations                      669
---------------------------------------------------------------------

Electric Products-Miscellaneous - 0.5%
Lamson & Sessions*                            11,600            313
                                                       --------------

Total Electric Products-Miscellaneous                           313
---------------------------------------------------------------------

Electric-Integrated - 2.8%
El Paso Electric*                             48,100          1,113
Westar Energy                                 22,200            545
                                                       --------------

Total Electric-Integrated                                     1,658
---------------------------------------------------------------------

Electronic Security Devices - 1.2%
American Science & Engineering                11,300            708
                                                       --------------

Total Electronic Security Devices                               708
---------------------------------------------------------------------

Enterprise Software/Services - 1.0%
Sybase*                                       26,700            618
                                                       ______________

Total Enterprise Software/Services                              618
_____________________________________________________________________

Entertainment Software - 0.9%
THQ*                                          20,500            512
                                                       ______________

Total Entertainment Software                                    512
---------------------------------------------------------------------

Finance-Consumer Loans - 1.8%
Asta Funding                                  17,300            663
World Acceptance*                             12,800            423
                                                       ______________

Total Finance-Consumer Loans                                  1,086
_____________________________________________________________________

OLD MUTUAL TS&W SMALL CAP VALUE FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2007 (UNAUDITED)

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Food-Retail - 1.3%
Great Atlantic & Pacific Tea*                 26,200   $        798
                                                       ______________

Total Food-Retail                                               798
---------------------------------------------------------------------

Gambling (Non-Hotel) - 1.1%
Isle of Capri Casinos*                        33,050            643
                                                       --------------

Total Gambling (Non-Hotel)                                      643
---------------------------------------------------------------------

Gold Mining - 1.5%
Royal Gold                                    26,600            871
                                                       --------------

Total Gold Mining                                               871
---------------------------------------------------------------------

Industrial Gases - 2.1%
Airgas                                        24,200          1,249
                                                       --------------

Total Industrial Gases                                        1,249
_____________________________________________________________________

Insurance Brokers - 1.3%
Hilb Rogal & Hobbs                            17,300            750
                                                       ______________

Total Insurance Brokers                                         750
_____________________________________________________________________

Machinery-Construction & Mining - 1.5%
Bucyrus International, Cl A                   12,600            919
                                                       --------------

Total Machinery-Construction & Mining                           919
---------------------------------------------------------------------

Machinery-Farm - 2.0%
AGCO*                                         23,400          1,188
                                                       --------------

Total Machinery-Farm                                          1,188
---------------------------------------------------------------------

Medical Products - 1.1%
Haemonetics*                                  12,900            637
                                                       --------------

Total Medical Products                                          637
---------------------------------------------------------------------

Medical-Generic Drugs - 1.2%
Alpharma, Cl A                                34,500            737
                                                       --------------

Total Medical-Generic Drugs                                     737
---------------------------------------------------------------------

Medical-Outpatient/Home Medical - 1.4%
Amedisys*                                     22,366            859
                                                       --------------

Total Medical-Outpatient/Home Medical                           859
---------------------------------------------------------------------

Metal Processors & Fabricators - 2.0%
Haynes International*                          9,900            845
Ladish*                                        6,550            363
                                                       --------------

Total Metal Processors & Fabricators                          1,208
---------------------------------------------------------------------

Motion Pictures & Services - 1.1%
Lions Gate Entertainment*                     65,600            676
                                                       --------------

Total Motion Pictures & Services                                676
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Oil Companies-Exploration & Production - 4.1%
Berry Petroleum, Cl A                         19,700   $        780
GMX Resources*                                18,700            601
Penn Virginia                                 15,800            695
Unit*                                          7,400            358
                                                       --------------

Total Oil Companies-Exploration & Production                  2,434
_____________________________________________________________________

Oil Field Machinery & Equipment - 1.4%
Gulf Island Fabrication                       21,700            833
                                                       --------------

Total Oil Field Machinery & Equipment                           833
_____________________________________________________________________

Oil-Field Services - 1.2%
Matrix Service*                               33,650            705
                                                       --------------

Total Oil-Field Services                                        705
_____________________________________________________________________

Property/Casualty Insurance - 4.1%
FPIC Insurance Group*                         13,800            594
Philadelphia Consolidated Holding*            28,100          1,162
Selective Insurance Group                     31,500            670
                                                       ______________

Total Property/Casualty Insurance                             2,426
---------------------------------------------------------------------

Reinsurance - 2.7%
IPC Holdings                                  24,700            713
Max Capital Group                             31,100            872
                                                       ______________

Total Reinsurance                                             1,585
_____________________________________________________________________

REITs-Diversified - 0.9%
PS Business Parks                              9,300            529
                                                       ______________

Total REITs-Diversified                                         529
_____________________________________________________________________

REITs-Health Care - 1.0%
Omega Healthcare Investors                    38,900            604
                                                       ______________

Total REITs-Health Care                                         604
_____________________________________________________________________

REITs-Hotels - 1.4%
LaSalle Hotel Properties                      19,700            829
                                                       ______________

Total REITs-Hotels                                              829
_____________________________________________________________________

REITs-Office Property - 2.0%
Corporate Office Properties                   13,800            575
Parkway Properties                            13,800            609
                                                       --------------

Total REITs-Office Property                                   1,184
---------------------------------------------------------------------

Rental Auto/Equipment - 1.0%
Aaron Rents                                   23,525            525
Mcgrath Rentcorp                               2,750             91
                                                       --------------

Total Rental Auto/Equipment                                     616
---------------------------------------------------------------------

Research & Development - 1.7%
Kendle International*                         24,200          1,005
                                                       --------------

Total Research & Development                                  1,005
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Respiratory Products - 1.4%
Respironics*                                  17,300   $        831
                                                       ______________

Total Respiratory Products                                      831
_____________________________________________________________________

Retail-Apparel/Shoe - 1.2%
Children's Place Retail Stores*                9,500            231
JOS A Bank Clothiers*                         15,125            505
                                                       --------------

Total Retail-Apparel/Shoe                                       736
---------------------------------------------------------------------

Retail-Convenience Store - 1.4%
Casey's General Stores                        29,050            805
                                                       --------------

Total Retail-Convenience Store                                  805
---------------------------------------------------------------------

Retail-Discount - 0.8%
Fred's, Cl A                                  46,300            487
                                                       --------------

Total Retail-Discount                                           487
---------------------------------------------------------------------

Retail-Drug Store - 1.0%
Longs Drug Stores                             12,400            616
                                                       --------------

Total Retail-Drug Store                                         616
---------------------------------------------------------------------

Retail-Pawn Shops - 1.7%
Cash America International                    14,300            538
Ezcorp, Cl A*                                 35,400            476
                                                       --------------

Total Retail-Pawn Shops                                       1,014
---------------------------------------------------------------------

Retail-Petroleum Products - 1.3%
World Fuel Services                           19,700            804
                                                       --------------

Total Retail-Petroleum Products                                 804
---------------------------------------------------------------------

Retail-Restaurants - 2.0%
CEC Entertainment*                            22,200            597
Jack in the Box*                               8,900            577
                                                       ______________

Total Retail-Restaurants                                      1,174
_____________________________________________________________________

S&L/Thrifts-Eastern US - 0.4%
WSFS Financial                                 4,200            262
                                                       ______________

Total S&L/Thrifts-Eastern US                                    262
---------------------------------------------------------------------

S&L/Thrifts-Southern US - 0.7%
BankUnited Financial, Cl A                    26,600            413
                                                       ______________

Total S&L/Thrifts-Southern US                                   413
_____________________________________________________________________

Steel-Producers - 1.6%
Schnitzer Steel Industries, Cl A              12,900            945
                                                       --------------

Total Steel-Producers                                           945
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                                   Shares     Value (000)
---------------------------------------------------------------------

Telecommunications Equipment - 3.7%
CommScope*                                    19,200   $        965
Comtech Telecommunications*                   23,450          1,254
                                                       --------------

Total Telecommunications Equipment                            2,219
---------------------------------------------------------------------

Toys - 1.0%
Marvel Entertainment*                         24,700            579
                                                       --------------

Total Toys                                                      579
---------------------------------------------------------------------

Transactional Software - 1.0%
ACI Worldwide*                                26,200            586
                                                       --------------

Total Transactional Software                                    586
---------------------------------------------------------------------

Transport-Equipment & Leasing - 1.4%
GATX                                          19,300            825
                                                       --------------

Total Transport-Equipment & Leasing                             825
---------------------------------------------------------------------

Transport-Marine - 1.5%
Kirby*                                        19,700            870
                                                       --------------

Total Transport-Marine                                          870
---------------------------------------------------------------------

Transport-Services - 1.4%
Bristow Group*                                19,700            861
                                                       ______________

Total Transport-Services                                        861
_____________________________________________________________________

Transport-Truck - 0.7%
Celadon Group*                                37,725            444
                                                       ______________

Total Transport-Truck                                           444
_____________________________________________________________________

Veterinary Diagnostics - 1.5%
VCA Antech*                                   21,700            906
                                                       ______________

Total Veterinary Diagnostics                                    906
                                                       --------------

Total Common Stock (Cost $40,607)                            58,693
---------------------------------------------------------------------

Investment Company - 1.1%
Index Fund-Small Cap - 1.1%
iShares Russell 2000 Value Index Fund          8,900            683
                                                       ______________

Total Investment Company (Cost $605)                            683
_____________________________________________________________________

Money Market Fund - 0.9%
Evergreen Select Money Market Fund,
   Institutional Class,
   5.250% (D)                                516,733            517
                                                       --------------

Total Money Market Fund (Cost $517)                             517
---------------------------------------------------------------------

Total Investments - 100.6% (Cost $41,729)                    59,893
---------------------------------------------------------------------

Other Assets and Liabilities, Net - (0.6%)                     (361)
---------------------------------------------------------------------

Total Net Assets - 100.0%                              $     59,532
---------------------------------------------------------------------


For descriptions of abbreviations and footnotes, please refer to page 122.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL CASH RESERVES FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Wellington Management Company, LLP

Performance Highlights

o The Old Mutual Cash Reserves Fund's Class Z shares returned 2.33% for the six-month period ended September 30, 2007, slightly outperforming the 2.26% return of its benchmark, the Lipper Money Market Funds Average.

o The Fund's investments were focused primarily in high-quality commercial paper within 90 days of maturity.

o The Fund's holdings in high-quality commercial paper, agency securities and corporate issues (both fixed and floating rate) contributed to performance for the period.

o Wellington believes the Federal Reserve will continue to ease monetary policy consistent with Treasury market valuations. With this backdrop, the Fund will maintain a neutral maturity posture

Q.   How did the Fund perform relative to its benchmark?

A. The Old Mutual Cash Reserves Fund's (the "Fund") Class Z shares returned 2.33% for the six-month period ended September 30, 2007, slightly outperforming the 2.26% return of its benchmark, the Lipper Money Market Funds Average. Performance for all share classes can be found on page 107.

Q.   What investment environment did the Fund face during the past year?

A. During the six-month period, market sentiment moved away from the expectation that the Federal Reserve (the "Fed") would leave short-term interest rates unchanged. During the third quarter, fixed income markets were dominated by reports of hedge funds, mortgage originators and financial intermediaries realizing losses related to subprime mortgage exposure. This led to a dramatic shift in risk sentiment and a flight-to-quality rally within the fixed income markets. In response to the tightening credit conditions, the Fed cut the Federal Funds target rate by 50 basis points to 4.75% and the Discount Rate (the interest rate charged by the Fed on loans to its member banks) by a total of 100 basis points.

     Short bond yields declined dramatically during the period. The two-year Treasury note declined 58 basis points from 4.58% to 4.00%. Six-month and one-year London Interbank Offered Rates ("LIBOR") both declined during the period but were highly volatile due to concerns related to the banking system. Six-month LIBOR declined 20 basis points from 5.33% to 5.13% and one-year LIBOR fell 32 basis points from 5.22% to 4.90%.

Q.   Which market factors influenced the Fund's relative performance?

A. The Fund's investments were focused primarily in high-quality commercial paper within 90 days of maturity. Additionally, Wellington Management Company, LLP ("Wellington") looked to selectively purchase longer maturity investments that offered value. With liquidity and credit issues impacting the markets, Wellington also increased the Fund's exposure to very liquid government issues.

Q.   How did portfolio composition affect Fund performance?

A. The Fund's holdings in high-quality commercial paper, agency securities and corporate issues (both fixed and floating rate) contributed to performance for the period.

Q.   What is the investment outlook for the short-term fixed-income market?

A. Wellington notes that a slowdown in the U.S. economy is underway and believes the Fed will continue to ease monetary policy consistent with Treasury market valuations. With this backdrop, the Fund will maintain a neutral maturity posture. Wellington will look to opportunistically add longer maturity securities to the Fund.

Cash Reserves Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                     Six          One        Annualized    Annualized    Annualized      Annualized
                                    Inception       Month        Year         3 Year        5 Year        10 Year         Inception
                                      Date         Return       Return        Return        Return        Return           to Date
------------------------------------------------------------------------------------------------------------------------------------
Class Z                             04/04/95        2.33%        4.69%         3.52%         2.28%         3.26%            3.62%
Class A                             06/04/07         n/a          n/a           n/a           n/a           n/a             1.32%+
Class C with load                   06/04/07         n/a          n/a           n/a           n/a           n/a             0.17%+
Class C without load                06/04/07         n/a          n/a           n/a           n/a           n/a             1.17%+
Class R                             06/04/07         n/a          n/a           n/a           n/a           n/a             1.30%+
Institutional Class                 06/04/07         n/a          n/a           n/a           n/a           n/a             1.46%+
Lipper Money Market Funds Average   03/31/95        2.26%        4.56%         3.41%         2.24%         3.19%            3.62%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-2.

+ Cumulative return since inception.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C, Class R and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 0.94% and 0.73%; 1.13% and 0.98%; 1.88% and 1.73%; 1.38% and 1.23%; and 0.78%
and 0.73%, respectively. Expenses for Class A, Class C, Class R and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
--------------------------------------------------------------------------------
                                              Six Months

Old Mutual Cash Reserve Fund, Class Z           2.33%

Lipper Money Market Funds Average               2.26%


Past performance is not a guarantee of future results. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Sector Weightings as of September 30, 2007 - % of Total Fund Investments
--------------------------------------------------------------------------------
       Commercial Paper    38%
   Repurchase Agreement    31%
Certificates of Deposit    18%
  U.S. Government Bonds     7%
        Corporate Bonds     4%
       Mortgage Related     2%
                         -----
                          100%

OLD MUTUAL CASH RESERVES FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2007 (UNAUDITED)

---------------------------------------------------------------------
                                            Face
Description                              Amount (000)    Value (000)
---------------------------------------------------------------------

Certificates of Deposit - 17.9%
Bank of Ireland
     5.305%, 11/09/07                   $      500       $      500
Barclays Bank
     5.480%, 11/28/07                        1,000            1,000
BNP Paribas
     5.310%, 10/10/07                          600              600
Calyon New York (F)
     4.870%, 02/19/08                          500              500
Citibank
     5.350%, 11/08/07                        1,000            1,000
CS First Boston
     5.370%, 06/04/08                          300              300
     5.320%, 05/27/08                          500              500
Deutsche Bank
     5.310%, 10/10/07                          300              300
HBOS Treasury Services
     5.310%, 10/16/07                          300              300
Societe General
     5.285%, 10/23/07                          350              350
UBS New York
     5.440%, 03/10/08                        1,000            1,000
                                                       --------------

Total Certificates of Deposit (Cost $6,350)                   6,350
---------------------------------------------------------------------

Commercial Paper (E)- 37.7%
Apreco
     5.127%, 11/05/07                          500              497
Astrazeneca
     5.441%, 10/09/07                        1,000              999
Banc Of America
     5.348%, 03/03/08                          400              391
Bank Of America
     5.311%, 10/05/07                          350              350
Bank of Ireland
     5.309%, 10/12/07                          300              300
Cafco
     5.122%, 10/24/07                          600              598
Cargill
     5.677%, 10/05/07                        1,000              999
Coca-cola
     4.755%, 11/19/07                        1,000              994
Fortis Banque Lux
     5.305%, 11/09/07                          425              423
General Electric
     5.312%, 11/29/07                        1,000              991
International Lease Financial
     4.788%, 11/08/07                        1,000              995
Northern Rock
     5.351%, 10/31/07                        1,000              996
Procter & Gamble
     5.043%, 11/13/07                        1,000              994
Prudential Funding
     5.063%, 12/12/07                        1,000              990
_____________________________________________________________________


---------------------------------------------------------------------
                                            Face
Description                              Amount (000)    Value (000)
---------------------------------------------------------------------

Commercial Paper (E) - continued
Ranger Funding
     5.176%, 11/01/07                    $     600       $      597
Societe Generale
     5.310%, 11/09/07                          500              497
Southern
     5.120%, 10/10/07                          750              749
Total Capital
     4.862%, 10/12/07                        1,000              998
                                                       ______________

Total Commercial Paper (Cost $13,358)                        13,358
_____________________________________________________________________

Corporate Bonds - 4.0%
American Express Centurian (F)
     5.614%, 10/18/07                          500              500
     5.614%, 01/18/08                          250              250
Bank of America (F)
     5.450%, 02/22/08                          350              350
National City (F)
     5.783%, 03/13/08                          325              325
                                                       --------------

Total Corporate Bonds (Cost $1,425)                           1,425
---------------------------------------------------------------------

Mortgage Related - 1.5%
Permanent Master Issuer (F)
     5.733%, 10/15/07                          345              345
     5.733%, 01/15/08                          185              185
                                                       ______________

Total Mortgage Related (Cost $530)                              530
_____________________________________________________________________

U.S. Government Bonds - 7.4%
FHLMC
     4.950%, 02/06/08                          400              393
     4.845%, 02/19/08                        1,250            1,227
FNMA(E)
     4.950%, 02/06/08                        1,000              983
                                                       ______________

Total U.S. Government Bonds (Cost $2,603)                     2,603
_____________________________________________________________________

Repurchase Agreements - 30.8%
Deutsche Bank
     5.100%, dated 09/28/07, to
     be repurchased on 10/01/07,
     repurchase price $8,403,570
     (collateralized by various U.S.
     Government obligations, ranging
     in par value from $3,084,124
     - $5,904,790, 5.500% - 6.500%,
     10/01/36 - 08/01/37, total market
     value $8,568,000) (I)                   8,400            8,400
---------------------------------------------------------------------

---------------------------------------------------------------------
                                            Face
Description                              Amount (000)    Value (000)
---------------------------------------------------------------------

Repurchase Agreements - continued
UBS Bank
     5.100%, dated 09/28/07, to
     be repurchased on 10/01/07,
     repurchase price $2,501,023
     (collateralized by a U.S.
     Government obligation, par value
     $1,910,000, 8.125%, 08/15/21,
     total market value $2,555,570) (I)  $   2,500       $    2,500
                                                       --------------

Total Repurchase Agreements (Cost $10,900)                   10,900
---------------------------------------------------------------------

Total Investments - 99.3% (Cost $35,166)                     35,166
---------------------------------------------------------------------

Other Assets and Liabilities, Net - 0.7%                        261
---------------------------------------------------------------------

Total Net Assets - 100.0%                                $   35,427
---------------------------------------------------------------------


For descriptions of abbreviations and footnotes, please refer to page 122.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Dwight Asset Management Company

Performance Highlights

o The Old Mutual Dwight Intermediate Term Fixed Income Fund's Class Z shares posted a 1.23% return for the six-month period ended September 30, 2007, trailing the 2.40% gain of its benchmark, the Lehman Intermediate U.S. Aggregate Index.

o The flight to quality made U.S. Treasuries the best performing fixed income sector over the six-month period, however the Fund was overweight the non-Treasury sectors on a relative basis.

Q.   How did the Fund perform relative to its benchmark?

A. The Old Mutual Dwight Intermediate Fixed Income Fund's (the "Fund") Class Z shares posted a 1.23% return for the six-month period ended September 30, 2007, trailing the 2.40% gain of its benchmark, the Lehman Intermediate U.S. Aggregate Index. Performance for all share classes can be found on page 112.

Q.   What investment environment did the Fund face during the past six months?

A. For several quarters, delinquency and foreclosure rates on subprime mortgages (residential mortgages issued to borrowers with lower credit scores) have been rising. The rising delinquency and foreclosure rates have caused concern among investors who hold securities backed by subprime mortgages. During the six-month period, reports that several banks and hedge funds had to write down the value of some of these securities further spooked already nervous investors, causing credit spreads to widen and igniting a stock market sell-off. The Dow Jones Industrial Average Index (the "DJIA") fell sharply after hitting a record high in July. A flight to quality ensued and investors flocked to U.S. Treasuries, viewed as a safe haven in volatile markets, causing yields across the Treasury curve to fall. The short end of the curve experienced the steepest declines, as demand for short-term high quality investments pushed prices higher. The yield on the three-month Treasury fell 140 basis points from late July to mid-August while the yield on the two-year Treasury fell 115 basis points during the third quarter. The yield curve steepened as longer duration Treasury yields declined less than shorter duration yields.

     As investors reassessed risk, credit spreads widened and liquidity was harder to find. Financing for leveraged buyout deals dried up and banks restricted lines of credit. By mid-August the market was in the midst of a mini credit crunch. On August 17th the Federal Reserve (the "Fed") cut the Discount Rate by 50 basis points in an effort to prevent tighter credit conditions from significantly impacting future economic growth. At the Fed's mid-September meeting, it cut the Discount Rate by another 50 basis points to 5.25% and also cut the Federal Funds rate by 50 basis points to 4.75% (the first Federal Funds rate cut since June 2003). The interest rate cuts improved the tone of the fixed income markets and helped to fuel a rally in the equity markets that pushed the DJIA to a new record high in early October.

Q.   Which market factors influenced the Fund's relative performance?

A. As investors became more risk averse and demanded higher yields to purchase non-Treasury securities such as corporate bonds, asset-backed securities, residential mortgage-backed securities and commercial mortgage-backed securities, the spread to Treasuries at which those securities trade widened. From late July until early September, just prior to the Fed rate cuts, the spread of the Lehman Credit Index increased by 59 basis points. Lower quality bonds were most impacted by the change in market sentiment. The spread to Treasury of below investment grade bonds increased approximately 200 basis points. Wider spreads on the non-Treasury securities held by the Fund dampened performance during the period. Fortunately, the price appreciation realized in the financial markets' flight to quality more than offset the impact on bonds of widening spreads during the period.

     The flight to quality made U.S. Treasuries the best performing fixed income sector over the six-month period, however the Fund was overweight in non-Treasury sectors on a relative basis. Historically, the higher yield non-Treasury sectors contributed positively to Fund performance. However, with the price appreciation of U.S. Treasuries during the semi-annual period, the Fund's overweight to asset-backed securities and residential and commercial mortgage-backed securities detracted from relative performance.


Dwight Intermediate Fixed Income Fund

Q.   How did portfolio composition affect Fund performance?

A. Although all major fixed income sectors in the benchmark Index provided positive absolute returns for the six-month period, they each underperformed comparable duration U.S. Treasuries. Corporate bonds were the worst performing sector relative to Treasuries for the period. The midsummer credit crunch had the largest impact on the finance sector, with companies involved in mortgage origination hit hardest. Dwight Asset Management Company ("Dwight"), the Fund's sub-advisor, has believed for some time that the corporate sector was overvalued and, as a result, the Fund has been underweight in corporates relative to the benchmark since the beginning of the year, which contributed positively to performance during the period.

     The performance of both asset-backed securities and commercial mortgage-backed securities was impacted by investor credit concerns and the lack of liquidity during August and early September. While the Fund's high quality bias in these sectors helped insulate the Fund from the significant spread widening in the lower rated securities, even the portfolio's AAA rated bonds underperformed comparable duration Treasuries during the third quarter. As a result, the overweight allocation to these two sectors detracted from performance during the period. As market conditions stabilized and liquidity improved during the latter half of September, spreads on these securities began to narrow. The sub-advisor believes these sectors offer the best relative value and expects to maintain its overweight positions.

     Residential mortgage-backed securities backed by the credit of U.S. government agencies Fannie Mae and Freddie Mac were not immune to investor credit concerns. The general risk aversion of investors, coupled with an influx of new issuances in the agency mortgage market, caused spreads to widen. The Fund began the period with a neutral allocation to the sector. However, as spreads widened on agency mortgage-backed securities, with limited credit risk, the sub-advisor took the opportunity to add to the Fund's position in this sector. Dwight believes over time the agency residential mortgage-backed securities spreads will narrow and contribute positively to the performance of the fund.

Q.   What is the investment outlook for the fixed income market?

A. In Dwight's view, the Fed's rate cuts significantly improved the tone of financial markets. Liquidity in the bond market has improved significantly from mid-August and new debt issuance is picking up again.

     According to Dwight, the biggest risk to the health of the economy and financial markets continues to be housing. The sub-advisor notes that the rate of both new and existing home sales continues to fall, inventories continue to rise and home prices are declining across the country, but a strong labor market and rising incomes have helped offset the impact on the economy of the weakening housing market. However, the unemployment rate edged up to 4.7% during the third quarter and new job creation has slowed during the year. If those trends continue, Dwight expects economic growth to slow even further and expects the weakness in the housing market to impact consumer spending. To help ward off a recession, Dwight anticipates that the Fed will cut interest rates another 50 to 75 basis points in the coming months.


Top Ten Holdings
as of September 30, 2007

FNMA TBA, 5.000%,
11/01/37                          7.9%
--------------------------------------
FGLMC TBA, 5.500%,
11/01/37                          5.3%
--------------------------------------
FNMA TBA, 5.500%,
11/01/37                          5.1%
--------------------------------------
FNMA TBA, 5.500%,
11/01/37                          3.6%
--------------------------------------
U.S. Treasury Notes, 4.750%,
08/15/17                          3.6%
--------------------------------------
FNMA, 5.500%,
11/01/37                          1.6%
--------------------------------------
FNMA, 5.500%,
11/01/37                          1.6%
--------------------------------------
Terwin Mortgage Trust CMO,
Ser 2005-14HE, Cl AF2             1.6%
--------------------------------------
JP Morgan Chase Commercial
Mortgage CMBS,
Ser 2001-CIB2, Cl D               1.5%
--------------------------------------
Long Beach
Mortgage Loan Trust,
Ser 2006-WL3, Cl 2A2              1.4%
--------------------------------------
As a percentage of Total
Fund Investments                 33.2%
--------------------------------------


                                           Dwight Intermediate Fixed Income Fund

OLD MUTUAL DWIGHT INTERMEDIATE
FIXED INCOME FUND - continued
--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of September 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Six            One            Annualized      Annualized
                                                 Inception        Month           Year             3 Year        Inception
                                                   Date          Return          Return            Return          to Date
------------------------------------------------------------------------------------------------------------------------------------
Class Z                                           07/31/03         1.23%           3.89%            3.65%          4.75%
Class A with load                                 07/31/03        (3.66)%         (1.24)%           1.74%          3.29%
Class A without load                              07/31/03         1.11%           3.67%            3.41%          4.51%
Class C with load                                 07/31/03        (0.27)%          1.88%            2.62%          3.71%
Class C without load                              07/31/03         0.72%           2.87%            2.62%          3.71%
Class R                                           12/20/06 (1)     1.14%            n/a              n/a           2.29%+
Institutional Class                               12/20/06 (1)     1.48%            n/a              n/a           2.86%+
Lehman Intermediate U.S. Aggregate Index          07/31/03         2.40%           5.32%            3.79%          4.19%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

+ Cumulative return since inception.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Class A shares have a current maximum up-front sales charge of 4.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C, Class R and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.60% and 0.85%; 3.68% and 1.10%; 7.98% and 1.85%;
1.97% and 1.35%; and 0.84% and 0.60%, respectively. Expenses for Class R and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
--------------------------------------------------------------------------------------------------------------------------
                                                            7/31/03    Mar 04     Mar 05     Mar 06     Mar 07     Sep 07
Old Mutual Dwight Intermediate Fixed Income Fund, Class Z   $10,000    $10,618    $11,013    $11,311    $11,988    $12,136

Lehman Intermediate US Aggregate Index                      $10,000    $10,542    $10,635    $10,882    $11,589    $11,867


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of July 31, 2003 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2007 - % of Total Fund Investments
--------------------------------------------------------------------------------
       U.S. Government Agency Obligations    29%
                         Mortgage Related    28%
                  Asset-Backed Securities    16%
                        Money Market Fund    12%
                          Corporate Bonds    10%
                U.S. Treasury Obligations     5%
                                           -----
                                            100%

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2007 (UNAUDITED)
---------------------------------------------------------------------
                                            Face
Description                              Amount (000)    Value (000)
---------------------------------------------------------------------

U.S. Government Agency Obligations - 37.9%
FGLMC
   5.500%, 08/01/37                  $           150   $        147
FGLMC TBA
   5.500%, 11/01/37                              580            568
FNMA
   6.000%, 10/01/37                              170            169
   5.990%, 10/01/36                               70             69
   5.879%, 09/01/37                              125            126
   5.500%, 03/01/37                              173            169
FNMA TBA
   6.500%, 11/15/37                               90             91
   5.500%, 11/01/37                              560            548
   5.000%, 11/01/22                              400            392
   5.000%, 11/01/37                              895            854
                                                       ______________

Total U.S. Government Agency
   Obligations (Cost $3,142)                                     3,133
_____________________________________________________________________

Asset-Backed Securities - 21.0%

Auto & Transportation - 0.5%

Harley-Davidson Motorcycle Trust,
   Ser 2003-1, Cl A2 (G)
   2.630%, 11/15/10                               19             19
Harley-Davidson Motorcycle Trust,
   Ser 2003-3, Cl B (G)
   2.280%, 05/15/11                               11             11
WFS Financial Owner Trust,
   Ser 2005-2, Cl A3 (G)
   4.170%, 12/17/09                               12             12
                                                       ______________

Total Auto & Transportation                                      42
_____________________________________________________________________

Equipment - 0.8%
Aircraft Certificate Owner Trust,
   Ser 2003-1A, Cl D, 144A
   6.455%, 09/20/22                               63             64
                                                       ______________

Total Equipment                                                  64
_____________________________________________________________________
Home Equity Loans - 16.4%
CIT Group Home Equity Loan Trust,
   Ser 2002-1, Cl AF5 (F) (G)
   6.710%, 02/25/33                                6              6
Citigroup Mortgage Loan Trust,
   Ser 2006-WF2, Cl A2C (F) (G)
   5.852%, 05/25/36                               70             71
Countrywide Asset-Backed Certificates,
   Ser 2003-2, Cl M2 (F) (G)
   6.779%, 03/26/33                               18             16
Countrywide Asset-Backed Certificates,
   Ser 2003-5, Cl MF2 (F)
   5.959%, 11/25/33                               55             51
---------------------------------------------------------------------


---------------------------------------------------------------------
                                            Face
Description                              Amount (000)    Value (000)
---------------------------------------------------------------------

Home Equity Loans - continued
Countrywide Asset-Backed
   Certificates, Ser 2005-7, Cl AF6 (F)
   4.693%, 11/25/35                  $            38   $         36
Equivantage Home Equity Loan Trust,
   Ser 1996-3, Cl A3 (G)
   7.700%, 09/25/27                               10             10
Fannie Mae Whole Loan,
   Ser 2002-W11, Cl AF5 (F)
   4.978%, 11/25/32                               18             18
Household Home Equity Loan Trust,
   Ser 2006-2, Cl A1 (F) (G)
   5.903%, 03/20/36                              105            103
Indymac Home Equity Loan,
   Ser 2001-A, Cl AF6 (F) (G)
   6.537%, 11/25/30                                4              4
IXIS Real Estate Capital Trust,
   Ser 2006-HE2, Cl A1 (F) (G)
   5.191%, 08/25/36                               16             16
JP Morgan Mortgage Acquisition,
   Ser 2006-FRE2, Cl A3 (F) (G)
   5.311%, 02/25/36                              136            134
JP Morgan Mortgage Acquisition,
   Ser 2006-CW1, Cl A2 (F) (G)
   5.171%, 05/25/36                               27             27
Long Beach Mortgage Loan Trust,
   Ser 2006-WL3, Cl 2A2 (F) (G)
   5.281%, 01/25/36                              155            154
People's Financial Realty Mortgage
   Securities Trust,
   Ser 2006-1, Cl 1A1 (F) (G)
   5.201%, 09/25/36                               81             80
RAAC, Ser 2006-SP2, Cl A1 (F) (G)
   5.201%, 02/25/36                               31             31
Renaissance Home Equity Loan Trust,
   Ser 2007-3, Cl AF2 (F)
   6.998%, 09/25/37                              145            146
Renaissance Home Equity Loan Trust,
   Ser 2007-1, Cl AF2 (F)
   5.512%, 04/25/37                               65             64
Residential Asset Securities,
   Ser 2001-KS2, Cl AI5 (F) (G)
   7.014%, 06/25/31                               31             31
Residential Asset Securities,
   Ser 2001-KS3, Cl AI6 (F) (G)
   5.960%, 09/25/31                               30             30
Securitized Asset Backed Receivables,
   Ser 2006-NC1, Cl A1 (F) (G)
   5.191%, 03/25/36                               16             16
Soundview Home Equity Loan Trust,
   Ser 2006-OPT3, Cl 2A2 (F) (G)
   5.241%, 06/25/36                               75             74
Structured Asset Investment Loan,
   Ser 2003-BC3, Cl M2 (F) (G)
   8.056%, 04/25/33                                2              1
_____________________________________________________________________

OLD MUTUAL DWIGHT INTERMEDIATE
FIXED INCOME FUND - continued
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2007 (UNAUDITED)

---------------------------------------------------------------------
                                             Face
Description                              Amount (000)    Value (000)
---------------------------------------------------------------------

Home Equity Loans - continued
Terwin Mortgage Trust,
   Ser 2005-14HE, Cl AF2 (F) (G)
   4.849%, 08/25/36                  $           170   $        168
Wells Fargo Home Equity Trust,
   Ser 2004-2, Cl AI3 (F) (G)
   3.970%, 05/25/34                               75             73
                                                       ______________

Total Home Equity Loans                                       1,360
_____________________________________________________________________

Infrastructure - 0.8%
PP&L Transition Bond,
   Ser 1999-1, Cl A8 (G)
   7.150%, 06/25/09                               21             21
TXU Electric Delivery Transition Bond,
   Ser 2004-1, Cl A2
   4.810%, 11/17/14                               50             49
                                                       ______________

Total Infrastructure                                             70
_____________________________________________________________________

Other - 2.5%
Oil And Gas Royalty Trust,
   Ser 2005-1A, Cl A, 144A
   5.090%, 07/28/12                               97             96
Peco Energy Transition Trust,
   Ser 2001-A, Cl A1
   6.520%, 12/31/10                              105            111
                                                       ______________

Total Other                                                     207
                                                      ______________

Total Asset-Backed Securities (Cost $1,753)                   1,743
_____________________________________________________________________

Mortgage Related - 36.6%
Adjustable Rate Mortgage Trust CMO,
   Ser 2004-4, Cl 3A1 (F)
   6.114%, 03/25/35                               23             23
Banc of America Commercial
   Mortgage CMBS,
   Ser 2000-1, Cl A1A (G)
   7.109%, 11/15/31                               11             11
Banc of America Commercial
   Mortgage CMBS,
   Ser 2001-PB1, Cl A2 (G)
   5.787%, 05/11/35                               48             49
Banc Of America Funding CMO,
   Ser 2006-J, Cl 2A1 (F)
   5.890%, 01/20/47                               94             95
Banc Of America Funding CMO,
   Ser 2007-7, Cl 3A11 (F)
   6.816%, 09/25/37                              100             98
Banc Of America Funding CMO,
   Ser 2007-7, Cl 3A3 (F)
   6.816%, 09/25/37                               80             80
Bear Stearns Commercial Mortgage
   Securities CMBS,
   Ser 2007-PW16, Cl A4 (F) (G)
   5.902%, 06/11/40                              125            126
Bear Stearns Commercial Mortgage
   Securities CMBS,
   Ser 1999-WF2, Cl A2 (G)
   7.080%, 07/15/31                               74             76
---------------------------------------------------------------------


---------------------------------------------------------------------
                                             Face
Description                               Amount (000)    Value (000)
---------------------------------------------------------------------

Mortgage Related - continued
Bear Stearns Commercial Mortgage
   Securities CMBS,
   Ser 2004-PWR5, Cl A1
   3.762%, 07/11/42                  $            20   $         19
Commercial Mortgage Pass-Through
   Certificates CMBS,
   Ser 1999-1, Cl A2
   6.455%, 05/15/32                               59             59
Commercial Mortgage Pass-Through
   Certificates CMBS,
   Ser 2004-LB4A, Cl A1 (G)
   3.566%, 10/15/37                                3              3
Countrywide Home Loans CMO,
   Ser 2004-HYB6, Cl A2 (F) (G)
   4.561%, 11/20/34                               70             69
Crusade Global Trust CMO,
   Ser 2003-2, Cl A (F) (G)
   5.836%, 09/18/34                               63             63
DLJ Commercial Mortgage CMBS,
   Ser 2000-CF1, Cl A4 (F) (G)
   8.020%, 06/10/33                               50             54
Fannie Mae Agency CMO,
   Ser 2006-5, Cl 2A2 (F) (G)
   5.271%, 02/25/35                               95             95
FHLMC Multifamily Structured Pass-
   Through Certificates CMBS,
   Ser K001, Cl A3 (F) (G)
   7.097%, 01/25/12                               54             55
First Union National Bank Commercial
   Mortgage CMBS,
   Ser 2000-C2, Cl A1 (G)
   6.940%, 10/15/32                                2              2
GE Capital Commercial
   Mortgage CMBS,
   Ser 2004-C3, Cl A1
   3.752%, 07/10/39                               38             38
GS Mortgage Securities CMBS,
   Ser 1998-C1, Cl B (F) (G)
   6.970%, 10/18/30                               75             76
GSR Mortgage Loan Trust CMO,
   Ser 2005-AR3, Cl 4A1 (F)
   4.862%, 05/25/35                               79             80
GSR Mortgage Loan Trust CMO,
   Ser 2005-AR4, Cl 5A1 (F)
   5.400%, 07/25/35                               24             24
JP Morgan Chase Commercial
   Mortgage CMBS,
   Ser 2001- CIB2, Cl D (F) (G)
   6.847%, 04/15/35                              150            159
JP Morgan Chase Commercial
   Mortgage CMBS,
   Ser 2004-CB9, Cl A1 (F) (G)
   3.475%, 06/12/41                               46             46
JP Morgan Chase Commercial
   Mortgage CMBS,
   Ser 2005-CB13, Cl A1 (G)
   3.635%, 01/12/43                               28             28
_____________________________________________________________________

---------------------------------------------------------------------
                                            Face
Description                              Amount (000)    Value (000)
---------------------------------------------------------------------

Mortgage Related - continued
JP Morgan Commercial Mortgage
   Finance CMBS,
   Ser 1998-C6, Cl B (G)
   6.735%, 01/15/30                  $            28   $         28
LB Commercial Conduit Mortgage
   Trust CMBS,
   Ser 1999-C1,Cl A2 (G)
   6.780%, 06/15/31                               72             73
LB-UBS Commercial Mortgage
   Trust CMBS,
   Ser 2001-C2, Cl A2 (G)
   6.653%, 11/15/27                               80             84
LB-UBS Commercial Mortgage
   Trust CMBS,
   Ser 2002-C7, Cl A2 (G)
   3.899%, 12/15/26                              131            131
Luminent Mortgage Trust CMO,
   Ser 2006-6, Cl A1 (F) (G)
   5.331%, 10/25/46                               71             70
Merrill Lynch Mortgage Trust CMBS,
   Ser 2004-BPC1, Cl AJ (F)
   4.922%, 10/12/41                              100             94
Merrill Lynch/Countrywide
   Commercial Mortgage Trust CMBS,
   Ser 2006-4, Cl A1 (F) (G)
   3.642%, 12/12/49                               71             69
MLCC Mortgage Investors CMO,
   Ser 2005-A, Cl A1 (F) (G)
   5.361%, 03/25/30                               24             24
Morgan Stanley Capital CMBS,
   Ser 1998-HF1, Cl C (F) (G)
   6.750%, 03/15/30                              125            125
Morgan Stanley Capital CMBS,
   Ser 2005-HQ7, Cl A1 (G)
   3.864%, 11/14/42                               25             25
Morgan Stanley Dean Witter
   Capital CMBS,
   Ser 2001-TOP5, Cl A4
   6.390%, 10/15/35                               83             87
Morgan Stanley Dean Witter
   Capital CMBS,
   Ser 2002-HQ, Cl A3 (G)
   6.510%, 04/15/34                               60             63
Mortgage Capital Funding CMBS,
   Ser 1998-MC1, Cl C (F) (G)
   6.947%, 03/18/30                              100            100
Nationslink Funding CMBS,
   Ser 1999-1, Cl A2 (G)
   6.316%, 01/20/31                               79             80
Permanent Financing CMO,
   Ser 6, Cl 2A (F) (G)
   5.814%, 12/10/11                               29             29
PNC Mortgage Acceptance CMBS,
   Ser 2001-C1, Cl A2 (G)
   6.360%, 03/12/34                              125            130
_____________________________________________________________________



---------------------------------------------------------------------
                                            Face
Description                               Amount (000)    Value (000)
---------------------------------------------------------------------

Mortgage Related - continued
Wachovia Bank Commercial
   Mortgage Trust CMBS,
   Ser 2005-C20, Cl AMFX (F) (G)
   5.179%, 07/15/42                  $            80   $         78
WAMU Mortgage Pass-Through
   Certificates CMO,
   Ser 2005-AR2, Cl 2A22 (F) (G)
   5.351%, 01/25/45                                2              2
WAMU Mortgage Pass-Through
   Certificates CMO,
   Ser 2006-AR10 Cl 1A1 (F) (G)
   5.945%, 09/25/36                               84             84
Wells Fargo Mortgage Backed
   Securities CMO,
  Ser 2004-Z, Cl 2A1 (F)
  4.574%, 12/25/34                                51             50
Wells Fargo Mortgage Backed
   Securities CMO,
   Ser 2005-AR10, Cl 2A2 (F)
   4.111%, 06/25/35                               50             50
Wells Fargo Mortgage Backed
   Securities CMO,
   Ser 2006-AR10, Cl 5A5 (F)
   5.598%, 07/25/36                              125            124
                                                       ______________

Total Mortgage Related (Cost $3,040)                          3,028
_____________________________________________________________________

Corporate Bonds - 13.0%
American Airlines
   7.250%, 02/05/09                              150            150
Banco Mercantil Del Nort, 144A (F)
   6.135%, 10/13/16                               60             60
Berkley
   5.600%, 05/15/15                               50             49
Brasil Telecom
   9.375%, 02/18/14                               80             87
CBG Florida REIT, 144A (F)
   7.279%, 02/15/49                               60             58
DP World Sukuk, 144A
   6.250%, 07/02/17                               60             60
Embarq
   7.082%, 06/01/16                               60             62
France Telecom
   7.750%, 03/01/11                               50             54
Ikon Office Solutions
   7.750%, 09/15/15                               24             24
Istar Financial
   5.650%, 09/15/11                               75             71
Landry's Restaurants, Ser B
   7.500%, 12/15/14                               25             25
Nextel Communications, Ser D
   7.375%, 08/01/15                               60             61
Norbord Delaware, 144A
   6.700%, 02/15/17                               85             77
---------------------------------------------------------------------

OLD MUTUAL DWIGHT INTERMEDIATE
FIXED INCOME FUND - continued
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2007 (UNAUDITED)

---------------------------------------------------------------------
                                         Face Amount
Description                             (000)/Shares     Value (000)
---------------------------------------------------------------------

Corporate Bonds - continued
Tengizchevroil Financial, 144A
   6.124%, 11/15/14                  $            50   $         49
Time Warner Cable, 144A
   5.400%, 07/02/12                               60             59
Valassis Communication
   8.250%, 03/01/15                               20             18
Vale Overseas
   6.250%, 01/23/17                               55             55
Xstrata Finance Canada, 144A
   5.500%, 11/16/11                               55             55
                                                       --------------

Total Corporate Bonds (Cost $1,079)                           1,074
---------------------------------------------------------------------

U.S. Treasury Obligations - 6.1% U.S. Treasury Bill (B) (C)
   3.963%, 12/13/07                               10              9
U.S. Treasury Bond
   4.500%, 02/15/36                              114            108
U.S. Treasury Note
   4.750%, 08/15/17                              379            385
                                                       --------------

Total U.S. Treasury Obligations (Cost $499)                     502
---------------------------------------------------------------------

Money Market Fund - 15.3%
Evergreen Select Money Market
   Fund, Institutional Class,
   5.250% (D) (G)                          1,263,584          1,264
                                                       --------------

Total Money Market Fund (Cost $1,264)                         1,264
---------------------------------------------------------------------

Total Investments - 129.9% (Cost $10,777)                    10,744
---------------------------------------------------------------------

Other Assets and Liabilities, Net - (29.9)%                  (2,475)
---------------------------------------------------------------------

Total Net Assets - 100.0%                              $      8,269
---------------------------------------------------------------------

The Fund had the following futures contracts open as of September 30, 2007:
-------------------------------------------------------------------------
                                                            Unrealized
                        Number    Contract                 Appreciation
Contract                  of       Value                  (Depreciation)
Description            Contracts   (000)     Expiration       (000)
-------------------------------------------------------------------------

5 Year U.S. Treasury
   Note - Long            15      $ 1,605   December 2007     $ 18
2 Year U.S. Treasury
   Note - Short           (4)        (828)  December 2007       (2)
10 Year U.S. Treasury
   Note - Short           (5)        (546)  December 2007        1
U.S. Long
   Bond - Short           (1)        (111)  December 2007        -
                                                              -----

                                                              $ 17
-------------------------------------------------------------------------

For descriptions of abbreviations and footnotes, please refer to page 122.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Dwight Asset Management Company


Performance Highlights

o The Old Mutual Dwight Short Term Fixed Income Fund's Class Z shares posted a 2.52% return for the six-month period ended September 30, 2007. The Fund trailed its benchmark, the Merrill Lynch 1-3 Year U.S. Treasuries Index, which gained 3.39%.

o The midsummer credit crunch had the largest impact on the finance sector, with companies involved in mortgage origination hit hardest. Corporate bonds performed worst relative to Treasuries during the period.

o The performance of both asset-backed securities and commercial mortgage-backed securities was impacted by credit concerns and the lack of liquidity. While the Fund's high quality bias helped to insulate the Fund from the significant spread widening in lower rated securities, even the AAA rated bonds that the Fund owns underperformed comparable duration Treasuries. The Fund's overweight allocation to these two sectors detracted from relative performance.


Q.   How did the Fund perform relative to its benchmark?

A. The Old Mutual Dwight Short Term Fixed Income Fund's (the "Fund") Class Z shares posted a 2.52% return for the six-month period ended September 30, 2007. The Fund slightly trailed its benchmark, the Merrill Lynch 1-3 Year U.S. Treasuries Index, which gained 3.39%. Performance for all share classes can be found on page 119.

Q.   What investment environment did the Fund face during the past six months?

A. For several quarters, delinquency and foreclosure rates on subprime mortgages (residential mortgages issued to borrowers with lower credit scores) have been rising. The rising delinquency and foreclosure rates have caused concern among investors who hold securities backed by subprime mortgages. During the second and third quarters, reports that several banks and hedge funds had to write down the value of some of these securities further spooked already nervous investors, causing credit spreads to widen and igniting a stock market sell-off. The Dow Jones Industrial Average Index (the "DJIA") fell sharply after hitting a record high in July. A flight to quality ensued and investors flocked to U.S. Treasuries, viewed as a safe haven in volatile markets, causing yields across the Treasury curve to fall. The short end of the curve experienced the steepest declines, as demand for short term high quality investments pushed prices higher. The yield on the three-month Treasury fell 140 basis points from late July to mid-August while the yield on the two year Treasury fell 115 basis points during the third quarter. The yield curve steepened as longer duration Treasury yields declined less than shorter duration yields.

     As investors reassessed risk, credit spreads widened and liquidity was harder to come by. Financing for leveraged buyout deals dried up and banks restricted lines of credit. By mid-August the market was in the midst of a mini credit crunch. On August 17(th), the Federal Reserve (the "Fed") stepped in, dropping the Discount Rate by 50 basis points, in an effort to prevent tighter credit conditions from significantly impacting future economic growth. At the Fed's regular meeting on September 18(th), it cut the Discount Rate another 50 basis points to 5.25% and also cut the Federal Funds rate 50 basis points to 4.75% (the First Federal Funds rate cut since June 2003). The Fed rate cuts appear to have improved the tone of the fixed income markets and helped to fuel a rally in the equity markets that pushed the DJIA to a new record high in early October.

Q.   Which market factors influenced the Fund's relative performance?

A. As investors became more risk averse and demanded higher yields to purchase non-Treasury securities such as corporate bonds, asset-backed securities, residential mortgage-backed securities and commercial mortgage-backed securities, the spread to Treasuries at which those securities trade widened. From late July until early September, just prior to the Fed rate cuts, the spread of the Lehman Credit Index increased by 59 basis points. Lower quality bonds were most impacted by the change in market sentiment. The spread to Treasury of below investment grade bonds increased approximately 200 basis points. Wider spreads on the non-Treasury securities held by the Fund dampened performance during the period. Fortunately, the price appreciation realized in the financial markets' flight to quality more than offset the impact on bonds of widening spreads during the period.

     The flight to quality made U.S. Treasuries the best performing fixed income sector over the six-month period, however, the Fund was overweight the non-Treasury sectors relative to the benchmark. Historically, the higher yield of the non-Treasury sectors has contributed positively to the performance of the Fund. However, with the run up in Treasury prices during the period, that overweight detracted from the Fund's relative performance.

                                             Dwight Short Term Fixed Income Fund

OLD MUTUAL DWIGHT SHORT TERM
FIXED INCOME FUND - continued
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Dwight Asset Management Company


Top Ten Holdings
as of September 30, 2007

FNMA TBA, 5.500%,
11/01/22                            7.6%
----------------------------------------
Providian Gateway
Master Trust,
Ser 2004-EA, Cl A, 144A             5.1%
----------------------------------------
U.S. Treasury Note, 4.790%,
02/15/10                            4.0%
----------------------------------------
U.S. Treasury Note, 4.790%,
02/15/10                            3.9%
----------------------------------------
U.S. Treasury Note, 4.790%,
02/15/10                            3.9%
----------------------------------------
FNMA TBA, 6.00%,
11/01/37                            3.6%
----------------------------------------
LB-UBS Commercial
Mortgage Trust CMBS,
Ser 2004-C1, Cl A1                  2.9%
----------------------------------------
SBC Communications
Capital MTN, Ser E                  2.6%
----------------------------------------
General Electric Capital
MTN, Ser A                          2.5%
----------------------------------------
Countrywide Alternative
Loan Trust CMO,
Ser 2006-J4, Cl 1A3                 2.3%
----------------------------------------
As a percentage of Total
Fund Investments                   38.4%
----------------------------------------


Q.   How did portfolio composition affect Fund performance?

A. Corporate bonds were the worst performing sector relative to Treasuries during the period. The midsummer credit crunch had the largest impact on the finance sector, with companies involved in mortgage origination hit hardest. For some time, Dwight Asset Management Company ("Dwight"), the Fund's sub-advisor, has believed the corporate sector was overvalued relative to other fixed income sectors and has reduced the Fund's allocation to corporate bonds over the past year.

     The performance of both asset-backed securities and commercial mortgage-backed securities was impacted by credit concerns and the lack of liquidity. While the Fund's high quality bias helped to insulate the Fund from the significant spread widening in lower rated securities, even the AAA rated bonds that the Fund owns underperformed comparable duration Treasuries. The Fund's overweight allocation to these two sectors detracted from relative performance. As market conditions stabilized and liquidity improved during the latter half of September, spreads on these securities began to narrow. The sub-advisor believes these sectors offer the best relative value and will maintain its overweight.

     Residential mortgage-backed securities ("RMBS") backed by the credit of U.S. government agencies Fannie Mae and Freddie Mac were not immune to investor credit concerns. The general risk aversion of investors, coupled with a glut of new issuances in the agency mortgage market, caused spreads to widen. Dwight took the opportunity to add to the Fund's position in RMBS, believing spreads will narrow over time and contribute positively to performance.

Q.   What is the investment outlook for the fixed income market?

A. Dwight notes that the Fed's rate cuts significantly improved the tone of financial markets near the end of the period. Liquidity in the bond market improved significantly from mid-August and new debt issuance is picking up again. In the sub-advisor's view, the biggest risk to the health of the economy and financial markets continues to be housing. Dwight notes that the rate of both new and existing home sales continues to fall, inventories continue to rise and home prices are declining across the country. To-date, a strong labor market and rising incomes have helped offset the impact on the economy of the weakening housing market. However, the unemployment rate edged up to 4.7% during the third quarter and new job creation has slowed during the year. If those trends continue, Dwight expects the rate of growth of the economy to slow as well. Eventually, the weakness in the housing market is likely to impact consumer spending. Given these pressures, Dwight anticipates that the Fed will cut rates another 50 to 75 basis points in the coming months to help ward off a recession.

Dwight Short Term Fixed Income Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                       Six       One       Annualized    Annualized     Annualized
                                                      Inception       Month      Year        3 Year        5 Year      Inception to
                                                        Date         Return     Return       Return        Return          Date
------------------------------------------------------------------------------------------------------------------------------------
Class Z                                               08/31/99        2.52%      5.00%        3.43%         3.38%          4.38%
Class A with load                                     07/31/03       (2.34)%    (0.12)%       1.54%          n/a           1.82%
Class A without load                                  07/31/03        2.49%      4.85%        3.20%          n/a           3.02%
Class C with load                                     07/31/03        1.26%      3.35%        2.70%          n/a           2.52%
Class C without load                                  07/31/03        2.26%      4.35%        2.70%          n/a           2.52%
Class R                                               12/20/06 (1)    2.21%       n/a          n/a           n/a           3.54%+
Institutional Class                                   12/20/06 (1)    2.52%       n/a          n/a           n/a           4.04%+
Merrill Lynch 1-3 Year U.S. Treasuries Index          08/31/99        3.39%      5.80%        3.49%         2.82%          4.49%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

+ Cumulative return since inception.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

On October 1, 2004, the Fund's Shareholders approved a change in the Fund's investment goal and the Fund's investment strategy was changed accordingly. The performance information prior to October 1, 2004 shown is the performance of the Fund's previous strategy, which was to seek to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable NAV per share. The Fund's performance prior to October 1, 2004 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 4.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C, Class R and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 0.91% and 0.70%; 8.65% and 0.95%; 9.27% and 1.45%;
1.29% and 1.20%; and 0.54% and 0.54%, respectively. Expenses for Class R and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
---------------------------------------------------------------------------------------------------------------------------------
                                8/31/99   Mar 00    Mar 01    Mar 02    Mar 03    Mar 04    Mar 05    Mar 06    Mar 07    Sep 07
Old Mutual Dwight Short Term
Fixed Income Fund, Class Z      $10,000   $10,386   $11,098   $11,711   $12,224   $12,638   $12,766   $13,116   $13,790   $14,138

Merrill Lynch 1-3 Year
US Treasuries Index             $10,000   $10,252   $11,237   $11,843   $12,598   $12,889   $12,844   $13,142   $13,801   $14,269


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of August 31, 1999 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2007 - % of Total Fund Investments
--------------------------------------------------------------------------------
                  Mortgage Related    44%
           Asset-Backed Securities    15%
U.S. Government Agency Obligations    13%
         U.S. Treasury Obligations    12%
                 Money Market Fund     9%
                   Corporate Bonds     7%
                                    -----
                                     100%

OLD MUTUAL DWIGHT SHORT TERM
FIXED INCOME FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2007 (UNAUDITED)

---------------------------------------------------------------------
                                            Face
Description                              Amount (000)    Value (000)
---------------------------------------------------------------------

Mortgage Related - 49.4%
Bear Stearns Commercial Mortgage
   CMBS, Ser 2000-WF2, Cl B (F)
   7.460%, 10/15/32                  $         1,500   $      1,596
Bear Stearns Commercial Mortgage
   CMBS, Ser 2001-TOP4, Cl A1
   5.060%, 11/15/16                            2,119          2,117
Bear Stearns Commercial Mortgage
   CMBS, Ser 2004-PWR3, Cl A1
   3.236%, 02/11/41                            1,872          1,841
Chase Commercial Mortgage Securities
   CMBS, Ser 1999-2, Cl B (F)
   7.343%, 01/15/32                            1,750          1,831
Citigroup Commercial Mortgage Trust
   CMBS, Ser 2004-C2, Cl A1
   3.787%, 10/15/41                            1,049          1,035
Commercial Mortgage Acceptance
   CMBS, Ser 1998-C1, Cl C (G)
   6.760%, 07/15/31                            3,200          3,222
Commercial Mortgage Acceptance
   CMBS, Ser 1998-C2, Cl C (F)
   6.439%, 09/15/30                            2,300          2,320
Commercial Mortgage Pass-Through
   CMBS, Ser 2004-LB2A, Cl A1 (G)
   2.964%, 03/10/39                              437            431
Countrywide Alternative Loan Trust
   CMO, Ser 2006-J4, Cl 1A3 (G)
   6.250%, 07/25/36                            4,419          4,483
Countrywide Home Loans CMO,
   Ser 2004-13, Cl 2A17 (G)
   5.750%, 08/25/34                            3,207          3,212
CS First Boston Mortgage Securities
   CMBS, Ser 1999-C1, Cl A2
   7.290%, 09/15/41                            1,996          2,060
GMAC Commercial Mortgage Securities
   CMBS, Ser 1997-C2, Cl C (G)
   6.910%, 04/15/29                              666            665
GMAC Commercial Mortgage Securities
   CMBS, Ser 2003-C3, Cl A1 (G)
   3.400%, 04/10/40                            1,386          1,368
Greenwich Capital Commercial Funding
   CMBS, Ser 2002-C1, Cl A1 (G)
   3.357%, 01/11/13                            1,400          1,395
GSR Mortgage Loan Trust CMO,
   Ser 2004-12, Cl 3A3 (F) (G)
   4.405%, 12/25/34                            2,803          2,784
GSR Mortgage Loan Trust CMO,
   Ser 2005-AR3, Cl 3A2 (F) (G)
   4.930%, 05/25/35                            3,004          3,042
JPMorgan Chase Commercial Mortgage
   CMBS, Ser 2006-CB14, Cl A1
   3.845%, 12/12/44                            1,843          1,808
LB-UBS Commercial Mortgage Trust
   CMBS, Ser 2003-C3, Cl A1 (G)
   2.599%, 05/15/27                            3,224          3,191
---------------------------------------------------------------------


---------------------------------------------------------------------
                                            Face
Description                              Amount (000)    Value (000)
---------------------------------------------------------------------

Mortgage Related - continued
LB-UBS Commercial Mortgage Trust
   CMBS, Ser 2004-C1, Cl A1
   2.964%, 01/15/29                  $         5,692   $      5,585
Merrill Lynch Mortgage Trust CMBS,
   Ser 2002-MW1, Cl A2 (G)
   4.929%, 07/12/34                            1,831          1,826
MLCC Mortgage Investors CMO,
   Ser 2004-1, Cl 1A (F) (G)
   4.797%, 12/25/34                            3,826          3,820
Morgan Stanley Capital I CMBS,
   Ser 2005-T19, Cl A1
   4.478%, 06/12/47                            1,686          1,670
Morgan Stanley Capital I CMBS,
   Ser 1998-WF1, Cl F 144A (F)
   7.300%, 03/15/30                            1,000          1,002
Morgan Stanley Dean Witter Capital I
   CMBS, Ser 2001-TOP3, Cl A3
   6.200%, 07/15/33                            1,649          1,648
Morgan Stanley Dean Witter Capital I
   CMBS, Ser 2001-TOP1, Cl A3
   6.460%, 02/15/33                            1,630          1,630
Morgan Stanley Dean Witter Capital I
   CMBS, Ser 2001-TOP1, Cl A2
   6.320%, 02/15/33                              793            792
Nationslink Funding CMBS,
   Ser 1998-1, Cl D (G)
   6.803%, 03/20/30                            1,365          1,364
Prudential Commercial Mortgage Trust
   CMBS, Ser 2003-PWR1, Cl A1
   3.669%, 02/11/36                            1,031          1,005
Prudential Mortgage Capital Funding
   CMBS, Ser 2001-ROCK, Cl A1 (G)
   6.232%, 05/10/34                            2,820          2,830
Prudential Securities Secured Financing
   CMBS, Ser 1998-C1, Cl C
   6.742%, 05/15/10                            2,200          2,220
Residential Funding Mortgage
   Securities CMO, Ser 2004-S6, Cl 1A4
   5.500%, 06/25/34                            3,946          3,930
Sequoia Mortgage Trust CMO,
   Ser 2004-12, Cl A1 (F) (G)
   5.766%, 01/20/35                            1,420          1,414
Sequoia Mortgage Trust CMO,
   Ser 2004-9, Cl A2 (F) (G)
   5.780%, 10/20/34                            1,792          1,780
Structured Asset Securities CMO,
   Ser 2002-21A, Cl 4A1 (F)
   5.150%, 11/25/32                            2,688          2,678
Structured Asset Securities CMO,
   Ser 2004-21XS, Cl 2A2 (F) (G)
   3.590%, 12/25/34                            3,411          3,389
_____________________________________________________________________

---------------------------------------------------------------------
                                            Face
Description                              Amount (000)    Value (000)
---------------------------------------------------------------------

Mortgage Related - continued
Wachovia Bank Commercial Mortgage
   CMBS, Ser 2004-C10, Cl A1
   3.065%, 02/15/41                  $         3,951   $      3,875
Wells Fargo Mortgage Backed Securities
   CMO, Ser 2005-AR3, Cl 2A1 (F)
   4.187%, 03/25/35                            4,137          4,077
Wells Fargo Mortgage Backed Securities
   PAC CMO, Ser 2002-18, Cl 2A4 (G)
   6.000%, 12/25/32                            1,216          1,221
                                                       --------------

Total Mortgage Related (Cost $86,021)                        86,157
---------------------------------------------------------------------

Asset-Backed Securities - 16.8%
Auto & Transportation - 1.2%
Daimler Chrysler Master Owner Trust,
   Ser 2005-A, Cl A (F)
   5.803%, 04/15/10                            2,100          2,098
                                                       ______________

Total Auto & Transportation                                   2,098
_____________________________________________________________________

Credit Card - 6.7%
Capital One Multi-asset Execution
   Trust, Ser 2006-A7, Cl A7 (F)
   5.783%, 03/17/14                            1,772          1,755
Providian Gateway Master Trust,
   Ser 2004-EA, Cl A, 144A (F) (G)
   5.883%, 11/15/11                           10,000         10,000
                                                       ______________

Total Credit Card                                            11,755
_____________________________________________________________________

Home Equity Loans - 3.2%
Ameriquest Mortgage Securities,
   Ser 2003-5I, Cl A4I (F) (G)
   4.272%, 07/25/33                               19             18
Fannie Mae Whole Loan,
   Ser 2001-W4, Cl AF5 (F) (G)
   6.114%, 02/25/32                              237            236
GSAA Home Equity Trust,
   Ser 2005-12, Cl AV1 (F) (G)
   5.640%, 09/25/35                              726            725
Household Home Equity Loan Trust,
   Ser 2006-3, Cl A3F (F)
   5.630%, 03/20/36                            4,305          4,264
Long Beach Mortgage Loan Trust,
   Ser 2006-WL3, Cl 2A1 (F) (G)
   5.210%, 01/25/36                              296            296
                                                       ______________

Total Home Equity Loans                                       5,539
_____________________________________________________________________


---------------------------------------------------------------------
                                            Face
Description                              Amount (000)    Value (000)
---------------------------------------------------------------------

Other - 5.7%
Energy Gulf States Reconstruction
   Funding, Ser 2007-A, Cl A1
   5.510%, 10/01/13                  $         4,300   $      4,358
First Horizon Trust,
   Ser 2004-HE3, Cl A (F) (G)
   5.420%, 10/25/34                            2,035          2,009
Oil And Gas Royalty Trust,
   Ser 2005-1A, Cl A, 144A
   5.090%, 07/28/12                            3,567          3,553
                                                       --------------

Total Other                                                   9,920
                                                       --------------

Total Asset-Backed Securities (Cost $29,297)                 29,312
_____________________________________________________________________

Corporate Bond - 7.4%
General Electric Capital MTN, Ser A
   4.125%, 09/01/09                            5,000          4,930
Rosyln Bancorp
   5.750%, 11/15/07                            3,000          2,998
SBC Communications Capital MTN, Ser E
   7.000%, 10/01/12                            5,000          5,077
                                                       ______________

Total Corporate Bond (Cost $13,206)                          13,005
_____________________________________________________________________

U.S. Government Agency Obligations - 14.4%
FNMA
   5.500%, 08/01/17                            3,111          3,103
FNMA TBA
   6.000%, 11/01/37                            7,000          7,002
   5.500%, 11/01/22                           15,000         14,959
                                                       --------------

Total U.S. Government Agency
   Obligations (Cost $25,101)                                25,064
_____________________________________________________________________

U.S. Treasury Obligations - 13.9%
U.S. Treasury Note
   4.750%, 02/15/10                            7,676          7,807
   4.750%, 01/31/12                            7,500          7,671
   4.625%, 02/29/12                            7,500          7,633
   4.125%, 08/31/12                            1,200          1,195
                                                       ______________

Total U.S. Treasury Obligations (Cost $24,021)               24,306
_____________________________________________________________________

Money Market Fund - 10.3%
Evergreen Select Money Market Fund,
   Institutional Class,
   5.250% (D)                             17,995,019         17,995
                                                       --------------

Total Money Market Fund (Cost $17,995)                       17,995
---------------------------------------------------------------------

Total Investments - 112.2% (Cost $195,641)                  195,839
---------------------------------------------------------------------

Other Assets and Liabilities, Net - (12.2)%                 (21,295)
---------------------------------------------------------------------

Net Assets - 100.0%                                    $    174,544
---------------------------------------------------------------------


For descriptions of abbreviations and footnotes, please refer to page 122.

The accompanying notes are an integral part of the financial statements.

NOTES TO SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------


* Non-income producing security.

(A) - All or a portion of this security has been pledged as collateral for securities sold short.
(B) - All or a portion of this security has been pledged as collateral for open futures contracts.
(C) - The rate reported on the Schedule of Investments represents the security's effective yield at time of purchase.
(D) - The rate reported represents the 7-day effective yield as of September 30, 2007.
(E) - Discount Note - the rate reported on the Schedule of Investments represents the effective yield at the time of purchase.
(F) - Floating rate security - the rate reported represents the security's rate as of September 30, 2007.
(G) - All or a portion of this security has been pledged as collateral for TBAs.
(H) - All or a portion of the security has been pledged as collateral for written option contracts.
(I)  - Tri-party repurchase agreement.
144A - Security exempt from registration under Rule144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. On September 30, 2007, the value of these securities amounted to $578 (000), representing 7.0% of the net assets of Dwight Intermediate Fixed Income Fund and $14,555 (000), representing 8.3% of the net assets of the Dwight Short Term Fixed Income Fund.
ADR - American Depositary Receipt
Cl - Class
CMBS - Commercial Mortgage-Backed Security
CMO - Collateralized Mortgage Obligation
FGLMC - Federal Home Loan Mortgage Gold
FHLMC - Federal Home Loan Mortgage  Corporation
FNMA - Federal National Mortgage Association
HMO - Health Maintenance Organization
LP - Limited Partnership
ISP - Internet  Service  Provider
MTN -  Medium-Term  Note
PAC - Planned  Amortization Class
REITs - Real Estate Investment Trusts
R&D - Research and Development
S&L - Savings and Loan
Ser - Series
SPDR - Standard & Poor's Depositary Receipt
TBA - Security traded under delayed delivery commitments settling after September 30, 2007. Income on this security will not be earned until the settlement date.

Cost figures are shown with "000's" omitted.
Amounts designated as "-" are either $0 or have been rounded to $0.

                     This page is intentionally left blank.

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares)
AS OF SEPTEMBER 30, 2007 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Old Mutual              Old Mutual
                                                                                         Analytic U.S.          Barrow Hanley
                                                                                        Long/Short Fund           Value Fund
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investment Securities, at cost                                                          $     141,105         $      89,817
----------------------------------------------------------------------------------------------------------------------------------
Investment Securities, at value                                                         $     152,887         $     115,018
Cash                                                                                              143                     -
Receivable for Capital Shares Sold                                                              2,726                   334
Receivable for Investment Securities Sold                                                           -                     -
Receivable for Dividends and Interest                                                             133                   220
Receivable from Investment Advisor                                                                 69                    31
Other Assets                                                                                      109                     -
Prepaid Expenses                                                                                   62                    57
----------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                                               156,129               115,660
----------------------------------------------------------------------------------------------------------------------------------
Liabilities
Securities Sold Short, at value (proceeds received of $23,634,
   $-, $-, $-, $- and $-, respectively)                                                        24,049                     -
Payable to Prime Broker                                                                         7,682                     -
Payable for Management Fees                                                                        89                    81
Payable for Capital Shares Redeemed                                                             2,912                   110
Written Options, at value (premiums received of $-,
   $-, $108, $-, $- and $-, respectively)                                                           -                     -
Payable for Investment Securities Purchased                                                         -                     -
Payable for Trustee Fees                                                                            4                     2
Payable for Website Fees                                                                            3                     2
Payable for Distribution & Service Fees                                                             -                     -
Variation Margin on Futures Contracts                                                              23                     -
Accrued Expenses                                                                                  135                   118
----------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                                           34,897                   313
----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                              $     121,232         $     115,347
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid-in Capital+                                                                        $     126,785         $      69,121
Undistributed Net Investment Income/
   (Accumulated Net Investment Loss)                                                              421                   523
Accumulated Net Realized Gain (Loss) on Investments, Written Options,
   Futures Contracts and Securities Sold Short                                                (17,447)               20,502
Unrealized Appreciation on Investments, Written Options,
   Futures Contracts and Securities Sold Short                                                 11,473                25,201
----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                              $     121,232         $     115,347
----------------------------------------------------------------------------------------------------------------------------------
Net Assets - Class Z                                                                    $      87,318         $     108,352
Net Assets - Class A                                                                           11,651                 2,559
Net Assets - Class C                                                                            4,947                 3,434
Net Assets - Class R                                                                                -                     -
Net Assets - Institutional Class                                                               17,316                 1,002
----------------------------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest - Class Z                                         5,920,178            11,664,338
Outstanding shares of beneficial interest - Class A                                           793,435               276,069
Outstanding shares of beneficial interest - Class C                                           342,296               378,368
Outstanding shares of beneficial interest - Class R                                                22                    35
Outstanding shares of beneficial interest - Institutional Class                             1,173,470               107,941
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class Z*                            $14.75                 $9.29
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share - Class A*                                      $14.68                 $9.27
----------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Price Per Share - Class A (Net Asset Value/94.25%)                      $15.58                 $9.84
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Class C++*                                      $14.45                 $9.08
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class R*                            $14.63                 $9.24
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*                $14.76                 $9.28
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Old Mutual
                                                                                Columbus Circle Technology        Old Mutual
                                                                                  and Communications Fund    Emerging Growth Fund
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investment Securities, at cost                                                        $     138,520             $     149,423
----------------------------------------------------------------------------------------------------------------------------------
Investment Securities, at value                                                       $     196,403             $     181,757
Cash                                                                                              -                         -
Receivable for Capital Shares Sold                                                              185                       272
Receivable for Investment Securities Sold                                                     2,960                     1,859
Receivable for Dividends and Interest                                                           448                       368
Receivable from Investment Advisor                                                               50                        48
Other Assets                                                                                      -                         -
Prepaid Expenses                                                                                 60                        67
----------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                                             200,106                   184,371
----------------------------------------------------------------------------------------------------------------------------------
Liabilities
Securities Sold Short, at value (proceeds received of $23,634,
   $-, $-, $-, $- and $-, respectively)                                                           -                         -
Payable to Prime Broker                                                                           -                         -
Payable for Management Fees                                                                     144                       136
Payable for Capital Shares Redeemed                                                              80                        32
Written Options, at value (premiums received of $-,
   $-, $108, $-, $- and $-, respectively)                                                       152                         -
Payable for Investment Securities Purchased                                                   4,136                     4,660
Payable for Trustee Fees                                                                          3                         3
Payable for Website Fees                                                                          3                         3
Payable for Distribution & Service Fees                                                           -                         -
Variation Margin on Futures Contracts                                                             -                         -
Accrued Expenses                                                                                378                       279
----------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                                          4,896                     5,113
----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                            $     195,210             $     179,258
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid-in Capital+                                                                      $   2,515,118             $     376,798
Undistributed Net Investment Income/
   (Accumulated Net Investment Loss)                                                           (904)                     (960)
Accumulated Net Realized Gain (Loss) on Investments, Written Options,
   Futures Contracts and Securities Sold Short                                           (2,376,843)                 (228,914)
Unrealized Appreciation on Investments, Written Options,
   Futures Contracts and Securities Sold Short                                               57,839                    32,334
----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                            $     195,210             $     179,258
----------------------------------------------------------------------------------------------------------------------------------
Net Assets - Class Z                                                                  $     194,215             $     179,193
Net Assets - Class A                                                                            763                         6
Net Assets - Class C                                                                            232                        59
Net Assets - Class R                                                                              -                         -
Net Assets - Institutional Class                                                                  -                         -
----------------------------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest - Class Z                                      11,638,408                 9,714,437
Outstanding shares of beneficial interest - Class A                                          46,171                       331
Outstanding shares of beneficial interest - Class C                                          14,440                     3,335
Outstanding shares of beneficial interest - Class R                                              23                        20
Outstanding shares of beneficial interest - Institutional Class                                  23                        20
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class Z*                          $16.69                    $18.45
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share - Class A*                                    $16.52                    $18.24
----------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Price Per Share - Class A (Net Asset Value/94.25%)                    $17.53                    $19.35
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Class C++*                                    $16.03                    $17.70
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class R*                          $16.59                    $18.33
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*              $16.72                    $18.46
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

                                                                                   Old Mutual                    Old Mutual
                                                                                  Focused Fund                  Growth Fund
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investment Securities, at cost                                                    $     23,838                  $    435,593
----------------------------------------------------------------------------------------------------------------------------------
Investment Securities, at value                                                   $     27,756                  $    588,812
Cash                                                                                         -                             -
Receivable for Capital Shares Sold                                                          20                           113
Receivable for Investment Securities Sold                                                  140                         4,935
Receivable for Dividends and Interest                                                       30                           238
Receivable from Investment Advisor                                                          10                           102
Other Assets                                                                                 -                             -
Prepaid Expenses                                                                            45                            73
----------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                                         28,001                       594,273
----------------------------------------------------------------------------------------------------------------------------------
Liabilities
Securities Sold Short, at value (proceeds received of $23,634,
   $-, $-, $-, $- and $-, respectively)                                                      -                             -
Payable to Prime Broker                                                                      -                             -
Payable for Management Fees                                                                 17                           369
Payable for Capital Shares Redeemed                                                         29                           188
Written Options, at value (premiums received of $-,
   $-, $108, $-, $- and $-, respectively)                                                    -                             -
Payable for Investment Securities Purchased                                                 40                         7,736
Payable for Trustee Fees                                                                     1                            11
Payable for Website Fees                                                                     1                             9
Payable for Distribution & Service Fees                                                      -                             -
Variation Margin on Futures Contracts                                                        -                             -
Accrued Expenses                                                                            40                           738
----------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                                       128                         9,051
----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                        $     27,873                  $    585,222
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid-in Capital+                                                                  $     22,171                  $  1,613,117
Undistributed Net Investment Income/
   (Accumulated Net Investment Loss)                                                       142                        (1,408)
Accumulated Net Realized Gain (Loss) on Investments, Written Options,
   Futures Contracts and Securities Sold Short                                           1,642                    (1,179,706)
Unrealized Appreciation on Investments, Written Options,
   Futures Contracts and Securities Sold Short                                           3,918                       153,219
----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                        $     27,873                  $    585,222
----------------------------------------------------------------------------------------------------------------------------------
Net Assets - Class Z                                                              $     24,049                  $    584,987
Net Assets - Class A                                                                     3,387                            56
Net Assets - Class C                                                                       437                           179
Net Assets - Class R                                                                         -                             -
Net Assets - Institutional Class                                                             -                             -
----------------------------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest - Class Z                                    925,890                    20,753,026
Outstanding shares of beneficial interest - Class A                                    131,326                         1,993
Outstanding shares of beneficial interest - Class C                                     17,372                         6,594
Outstanding shares of beneficial interest - Class R                                         12                            13
Outstanding shares of beneficial interest - Institutional Class                             12                            13
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class Z*                     $25.97                        $28.19
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share - Class A*                               $25.79                        $27.92
----------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Price Per Share - Class A (Net Asset Value/94.25%)               $27.36                        $29.62
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Class C++*                               $25.13                        $27.09
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class R*                     $25.76                        $28.01
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*         $25.98                        $28.21
----------------------------------------------------------------------------------------------------------------------------------

 + Par Value of $0.001, unlimited authorization.

++ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.

 * Net assets divided by shares may not calculate to the stated NAV because these amounts are shown rounded.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

AS OF SEPTEMBER 30, 2007 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------
                                                                                    Old Mutual              Old Mutual
                                                                                 Heitman REIT Fund        Large Cap Fund
------------------------------------------------------------------------------------------------------------------------------
Assets
Investment Securities, at cost                                                    $      84,900           $      71,424
------------------------------------------------------------------------------------------------------------------------------
Investment Securities, at value                                                   $     112,101           $      80,834
Receivable for Capital Shares Sold                                                           10                      12
Receivable for Investment Securities Sold                                                 4,491                     943
Receivable for Dividends and Interest                                                       403                      71
Receivable from Investment Advisor                                                            -                      18
Prepaid Expenses                                                                             50                      63
------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                                         117,055                  81,941
------------------------------------------------------------------------------------------------------------------------------
Liabilities
Payable for Management Fees                                                                  84                      50
Payable for Capital Shares Redeemed                                                         165                     110
Payable for Investment Securities Purchased                                               3,450                      12
Payable for Trustee Fees                                                                      3                       2
Payable for Website Fees                                                                      3                       2
Payable for Distribution & Service Fees                                                       1                       -
Income Distribution Payable                                                                   1                       -
Accrued Expenses                                                                            108                     105
------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                                      3,815                     281
------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                        $     113,240           $      81,660
------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid-in Capital+                                                                  $      44,524           $     149,798
Undistributed (Distributions in Excess of) Net Investment Income/
   (Accumulated Net Investment Loss)                                                     (2,116)                    442
Accumulated Net Realized Gain (Loss) on Investments                                      43,631                 (77,990)
Unrealized Appreciation on Investments                                                   27,201                   9,410
------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                        $     113,240           $      81,660
------------------------------------------------------------------------------------------------------------------------------
Net Assets - Class Z                                                              $      98,746           $      80,849
Net Assets - Advisor Class                                                                  N/A                      66
Net Assets - Class A                                                                     14,283                     671
Net Assets - Class C                                                                        211                      74
Net Assets - Class R                                                                          -                       -
Net Assets - Institutional Class                                                              -                       -
------------------------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest - Class Z                                   7,352,088               4,862,644
Outstanding shares of beneficial interest - Advisor Class                                   N/A                   3,969
Outstanding shares of beneficial interest - Class A                                   1,064,787                  40,515
Outstanding shares of beneficial interest - Class C                                      15,717                   4,528
Outstanding shares of beneficial interest - Class R                                          21                      19
Outstanding shares of beneficial interest - Institutional Class                              21                      19
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class Z*                      $13.43                  $16.63
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Advisor Class*                   N/A                  $16.54
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share - Class A*                                $13.41                  $16.56
------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Price Per Share - Class A (Net Asset Value/94.25%)                $14.23                  $17.57
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Class C++*                                $13.41                  $16.29
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class R*                      $13.37                  $16.50
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*          $13.40                  $16.63
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Old Mutual
                                                                                        Old Mutual          Large Cap Growth
                                                                                   Large Cap Growth Fund   Concentrated Fund
-------------------------------------------------------------------------------------------------------------------------------
Assets
Investment Securities, at cost                                                        $      70,964          $      95,688
-------------------------------------------------------------------------------------------------------------------------------
Investment Securities, at value                                                       $      88,985          $     118,726
Receivable for Capital Shares Sold                                                              837                    135
Receivable for Investment Securities Sold                                                       231                    266
Receivable for Dividends and Interest                                                            64                     97
Receivable from Investment Advisor                                                               28                     49
Prepaid Expenses                                                                                 53                     47
-------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                                              90,198                119,320
-------------------------------------------------------------------------------------------------------------------------------
Liabilities
Payable for Management Fees                                                                      60                     84
Payable for Capital Shares Redeemed                                                              70                     24
Payable for Investment Securities Purchased                                                     190                    622
Payable for Trustee Fees                                                                          2                      2
Payable for Website Fees                                                                          1                      2
Payable for Distribution & Service Fees                                                           -                      -
Income Distribution Payable                                                                       -                      -
Accrued Expenses                                                                                117                    187
-------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                                            440                    921
-------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                            $      89,758          $     118,399
-------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid-in Capital+                                                                      $     202,291          $     384,456
Undistributed (Distributions in Excess of) Net Investment Income/
   (Accumulated Net Investment Loss)                                                           (104)                  (189)
Accumulated Net Realized Gain (Loss) on Investments                                        (130,450)              (288,906)
Unrealized Appreciation on Investments                                                       18,021                 23,038
-------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                            $      89,758          $     118,399
-------------------------------------------------------------------------------------------------------------------------------
Net Assets - Class Z                                                                  $      89,536          $     116,091
Net Assets - Advisor Class                                                                      N/A                    N/A
Net Assets - Class A                                                                            215                  1,012
Net Assets - Class C                                                                              7                  1,296
Net Assets - Class R                                                                              -                      -
Net Assets - Institutional Class                                                                  -                      -
-------------------------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest - Class Z                                       3,318,065              5,364,662
Outstanding shares of beneficial interest - Advisor Class                                       N/A                    N/A
Outstanding shares of beneficial interest - Class A                                           8,031                 47,237
Outstanding shares of beneficial interest - Class C                                             283                 62,313
Outstanding shares of beneficial interest - Class R                                              13                     16
Outstanding shares of beneficial interest - Institutional Class                                  13                     16
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class Z*                          $26.98                 $21.64
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Advisor Class*                       N/A                    N/A
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share - Class A*                                    $26.71                 $21.42
-------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Price Per Share - Class A (Net Asset Value/94.25%)                    $28.34                 $22.73
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Class C++*                                    $25.88                 $20.79
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class R*                          $26.79                 $21.49
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*              $27.02                 $21.66
-------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                                  Old Mutual             Old Mutual
                                                                                 Mid-Cap Fund        Select Growth Fund
----------------------------------------------------------------------------------------------------------------------------
Assets
Investment Securities, at cost                                                   $    201,075           $    109,074
----------------------------------------------------------------------------------------------------------------------------
Investment Securities, at value                                                  $    214,640           $    134,817
Receivable for Capital Shares Sold                                                         68                     21
Receivable for Investment Securities Sold                                               2,202                  5,135
Receivable for Dividends and Interest                                                      97                     84
Receivable from Investment Advisor                                                         39                     47
Prepaid Expenses                                                                           71                     48
----------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                                       217,117                140,152
----------------------------------------------------------------------------------------------------------------------------
Liabilities
Payable for Management Fees                                                               166                     95
Payable for Capital Shares Redeemed                                                       307                    113
Payable for Investment Securities Purchased                                             1,999                  5,562
Payable for Trustee Fees                                                                    4                      2
Payable for Website Fees                                                                    4                      2
Payable for Distribution & Service Fees                                                     -                      -
Income Distribution Payable                                                                 -                      -
Accrued Expenses                                                                          222                    196
----------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                                    2,702                  5,970
----------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                       $    214,415           $    134,182
----------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid-in Capital+                                                                 $    147,760           $  1,231,229
Undistributed (Distributions in Excess of) Net Investment Income/
   (Accumulated Net Investment Loss)                                                      309                   (438)
Accumulated Net Realized Gain (Loss) on Investments                                    52,781             (1,122,352)
Unrealized Appreciation on Investments                                                 13,565                 25,743
----------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                       $    214,415           $    134,182
----------------------------------------------------------------------------------------------------------------------------
Net Assets - Class Z                                                             $    210,181           $    134,005
Net Assets - Advisor Class                                                              2,460                    N/A
Net Assets - Class A                                                                    1,590                    109
Net Assets - Class C                                                                      184                     68
Net Assets - Class R                                                                        -                      -
Net Assets - Institutional Class                                                            -                      -
----------------------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest - Class Z                                12,201,458              4,240,699
Outstanding shares of beneficial interest - Advisor Class                             145,693                    N/A
Outstanding shares of beneficial interest - Class A                                    93,489                  3,485
Outstanding shares of beneficial interest - Class C                                    11,237                  2,221
Outstanding shares of beneficial interest - Class R                                        19                     12
Outstanding shares of beneficial interest - Institutional Class                            19                     12
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class Z*                    $17.23                 $31.60
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Advisor Class*              $16.88                    N/A
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share - Class A*                              $17.01                 $31.28
----------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Price Per Share - Class A (Net Asset Value/94.25%)              $18.05                 $33.19
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Class C++*                              $16.34                 $30.35
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class R*                    $17.10                 $31.40
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*        $17.24                 $31.63
----------------------------------------------------------------------------------------------------------------------------

 + Par Value of $0.001, unlimited authorization.

++ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.

 * Net assets divided by shares may not calculate to the stated NAV because these amounts are shown rounded.

N/A - Not Applicable.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares) - concluded AS OF SEPTEMBER 30, 2007 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------
                                                                                                          Old Mutual
                                                                                   Old Mutual           Strategic Small
                                                                                 Small Cap Fund          Company Fund
----------------------------------------------------------------------------------------------------------------------------
Assets
Investment Securities (including Repurchase Agreements), at cost                 $      38,625          $       30,319
----------------------------------------------------------------------------------------------------------------------------
Investment Securities, at value                                                  $      42,836          $       35,567
Repurchase Agreement, at value                                                               -                       -
Cash                                                                                         2                       1
Receivable for Capital Shares Sold                                                           -                      12
Receivable for Investment Securities Sold                                                  501                     402
Receivable for Dividends and Interest                                                       34                      18
Receivable from Investment Advisor                                                          20                      16
Other Assets                                                                                 -                       -
Prepaid Expenses                                                                            41                      43
Variation Margin                                                                             -                       -
----------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                                         43,434                  36,059
----------------------------------------------------------------------------------------------------------------------------
Liabilities
Payable for Management Fees                                                                 35                      27
Payable for Capital Shares Redeemed                                                         29                      17
Payable for Investment Securities Purchased                                                415                     720
Payable for Trustee Fees                                                                     1                       1
Payable for Website Fees                                                                     1                       1
Income Distribution Payable                                                                  -                       -
Accrued Expenses                                                                            72                      52
----------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                                       553                     818
----------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                       $      42,881          $       35,241
----------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid-in Capital+                                                                $       40,352          $       24,932
Undistributed (Distributions in Excess of) Net Investment Income/
   (Accumulated Net Investment Loss)                                                       397                      43
Accumulated Net Realized Gain (Loss) on Investments and
   Futures Contracts                                                                    (2,079)                  5,018
Unrealized Appreciation (Depreciation) on Investments and
   Futures Contracts                                                                     4,211                   5,248
----------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                       $      42,881          $       35,241
----------------------------------------------------------------------------------------------------------------------------
Net Assets - Class Z                                                             $      42,599          $       33,123
Net Assets - Advisor Class                                                                 N/A                     572
Net Assets - Class A                                                                       136                   1,503
Net Assets - Class C                                                                       146                      43
Net Assets - Class R                                                                         -                       -
Net Assets - Institutional Class                                                             -                       -
----------------------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest - Class Z                                  1,434,970               2,213,319
Outstanding shares of beneficial interest - Advisor Class                                  N/A                  38,762
Outstanding shares of beneficial interest - Class A                                      4,633                 101,787
Outstanding shares of beneficial interest - Class C                                      5,131                   3,036
Outstanding shares of beneficial interest - Class R                                         11                      23
Outstanding shares of beneficial interest - Institutional Class                             11                      23
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class Z*                     $29.69                  $14.97
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Advisor Class*                  N/A                  $14.74
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share - Class A*                               $29.41                  $14.77
----------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Price Per Share - Class A                                        $31.20**                $15.67**
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Class C++*                               $28.52                  $14.19
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Class R*                                 $29.48                  $14.87
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Institutional Class*                     $29.70                  $14.99
----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Old Mutual              Old Mutual
                                                                         TS&W Mid-Cap           TS&W Small Cap       Old Mutual
                                                                          Value Fund              Value Fund     Cash Reserves Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investment Securities (including Repurchase Agreements), at cost         $      2,830            $     41,729       $     35,166
------------------------------------------------------------------------------------------------------------------------------------
Investment Securities, at value                                          $      2,771            $     59,893       $     24,266
Repurchase Agreement, at value                                                      -                       -             10,900
Cash                                                                                1                       6                 99
Receivable for Capital Shares Sold                                                  9                       3                105
Receivable for Investment Securities Sold                                          25                     122                  -
Receivable for Dividends and Interest                                               3                      34                103
Receivable from Investment Advisor                                                  7                      11                 12
Other Assets                                                                        -                       -                  -
Prepaid Expenses                                                                   45                      36                 52
Variation Margin                                                                    -                       -                  -
------------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                                 2,861                  60,105             35,537
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
Payable for Management Fees                                                         2                      54                 12
Payable for Capital Shares Redeemed                                                 -                      20                 41
Payable for Investment Securities Purchased                                        46                     428                  -
Payable for Trustee Fees                                                            -                       1                  2
Payable for Website Fees                                                            -                       1                  -
Income Distribution Payable                                                         -                       -                  1
Accrued Expenses                                                                    8                      69                 54
------------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                               56                     573                110
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                               $      2,805            $     59,532       $     35,427
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid-in Capital+                                                         $      2,924            $     34,361       $     35,436
Undistributed (Distributions in Excess of) Net Investment Income/
   (Accumulated Net Investment Loss)                                                1                    (222)                 -
Accumulated Net Realized Gain (Loss) on Investments and
   Futures Contracts                                                              (61)                  7,229                 (9)
Unrealized Appreciation (Depreciation) on Investments and
   Futures Contracts                                                              (59)                 18,164                  -
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                               $      2,805            $     59,532       $     35,427
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Class Z                                                              N/A            $     58,276       $     34,145
Net Assets - Advisor Class                                                        N/A                     N/A                N/A
Net Assets - Class A                                                     $      1,093                     545                264
Net Assets - Class C                                                            1,236                     711              1,016
Net Assets - Class R                                                              N/A                     N/A                  1
Net Assets - Institutional Class                                                  476                     N/A                  1
------------------------------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest - Class Z                               N/A               2,199,544         34,148,346
Outstanding shares of beneficial interest - Advisor Class                         N/A                     N/A                N/A
Outstanding shares of beneficial interest - Class A                           114,967                  20,834            264,449
Outstanding shares of beneficial interest - Class C                           130,237                  28,235          1,015,615
Outstanding shares of beneficial interest - Class R                               N/A                     N/A                512
Outstanding shares of beneficial interest - Institutional Class                50,000                     N/A                512
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class Z*               N/A                  $26.49              $1.00
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Advisor Class*         N/A                     N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share - Class A*                       $9.51                  $26.15              $1.00
------------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Price Per Share - Class A                               $10.09**                $27.75**              N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Class C++*                       $9.49                  $25.17              $1.00
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Class R*                           N/A                     N/A              $1.00
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Institutional Class*             $9.52                     N/A              $1.00
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Old Mutual                   Old Mutual
                                                                                Dwight Intermediate           Dwight Short Term
                                                                                 Fixed Income Fund            Fixed Income Fund
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investment Securities (including Repurchase Agreements), at cost                   $     10,777                 $    195,641
----------------------------------------------------------------------------------------------------------------------------------
Investment Securities, at value                                                    $     10,744                 $    195,839
Repurchase Agreement, at value                                                                -                            -
Cash                                                                                          -                            -
Receivable for Capital Shares Sold                                                            2                           22
Receivable for Investment Securities Sold                                                 3,639                       21,981
Receivable for Dividends and Interest                                                        65                          950
Receivable from Investment Advisor                                                           13                           31
Other Assets                                                                                 23                            -
Prepaid Expenses                                                                             44                           53
Variation Margin                                                                              1                            -
----------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                                          14,531                      218,876
----------------------------------------------------------------------------------------------------------------------------------
Liabilities
Payable for Management Fees                                                                   3                           65
Payable for Capital Shares Redeemed                                                           -                          106
Payable for Investment Securities Purchased                                               6,236                       43,999
Payable for Trustee Fees                                                                      -                            3
Payable for Website Fees                                                                      -                            3
Income Distribution Payable                                                                   3                            2
Accrued Expenses                                                                             20                          154
----------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                                      6,262                       44,332
----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                         $      8,269                 $    174,544
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid-in Capital+                                                                   $      8,371                 $    178,092
Undistributed (Distributions in Excess of) Net Investment Income/
   (Accumulated Net Investment Loss)                                                          3                          117
Accumulated Net Realized Gain (Loss) on Investments and
   Futures Contracts                                                                        (89)                      (3,863)
Unrealized Appreciation (Depreciation) on Investments and
   Futures Contracts                                                                        (16)                         198
----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                         $      8,269                 $    174,544
----------------------------------------------------------------------------------------------------------------------------------
Net Assets - Class Z                                                               $      7,419                 $    173,019
Net Assets - Advisor Class                                                                  N/A                          N/A
Net Assets - Class A                                                                        720                          519
Net Assets - Class C                                                                        130                        1,006
Net Assets - Class R                                                                          -                            -
Net Assets - Institutional Class                                                              -                            -
----------------------------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest - Class Z                                     743,747                   17,383,433
Outstanding shares of beneficial interest - Advisor Class                                   N/A                          N/A
Outstanding shares of beneficial interest - Class A                                      72,166                       52,157
Outstanding shares of beneficial interest - Class C                                      12,964                      101,020
Outstanding shares of beneficial interest - Class R                                          31                           31
Outstanding shares of beneficial interest - Institutional Class                              31                           31
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class Z*                       $9.98                        $9.95
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Advisor Class*                   N/A                          N/A
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share - Class A*                                 $9.98                        $9.96
----------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Price Per Share - Class A                                         $10.48***                    $10.46***
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Class C++*                                 $9.98                        $9.96
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Class R*                                   $9.97                        $9.95
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Institutional Class*                       $9.97                        $9.94
----------------------------------------------------------------------------------------------------------------------------------

  + Par Value of $0.001, unlimited authorization.

 ++ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.

  * Net assets divided by shares may not calculate to the stated NAV because these amounts are shown rounded.

 ** Maximum Offering Price Per Share is equal to Net Asset Value/94.25%.

*** Maximum Offering Price Per Share is equal to Net Asset Value/95.25%.

N/A - Not Applicable.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS (000)
FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------
                                                                                           Old Mutual
                                                 Old Mutual                              Columbus Circle        Old Mutual
                                                 Analytic              Old Mutual        Technology and          Emerging
                                                 U.S. Long/           Barrow Hanley      Communications            Growth
                                                 Short Fund            Value Fund            Fund                   Fund
----------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Dividends                                     $    1,359            $    1,666          $      312           $      125
   Interest                                             138                     3                  16                   25
   Less: Foreign Taxes Withheld                           -                    (5)                 (7)                   -
----------------------------------------------------------------------------------------------------------------------------
        Total Investment Income                       1,497                 1,664                 321                  150
----------------------------------------------------------------------------------------------------------------------------
Expenses:
   Management Fees                                      773                   540                 802                  811
   Website Fees                                           7                     4                   6                    6
   Transfer Agent Fees                                  203                   206                 573                  339
   Trustees' Fees                                        11                     7                   9                    9
   Distribution and Service Fees
     Advisor Class                                        -                     -                   -                    -
     Class A                                              9                     3                   -                    -
     Class C                                             14                    17                   1                    -
     Class R                                              -                     -                   -                    -
   Professional Fees                                     77                    48                  63                   65
   Registration and SEC Fees                             36                    35                  33                   42
   Custodian Fees                                        36                    11                  12                    8
   Printing Fees                                         28                    19                 122                   72
   Interest Expense on Securities
      Sold Short                                         56                     -                   -                    -
   Dividend Expense on Securities
      Sold Short                                        210                     -                   -                    -
   Pricing Fees                                           1                     -                   -                    1
   Other Expenses                                        16                    20                  20                   19
----------------------------------------------------------------------------------------------------------------------------
        Total Expenses                                1,477                   910               1,641                1,372
----------------------------------------------------------------------------------------------------------------------------
   Net Waiver of Management Fees                       (136)                 (188)               (398)                (253)
   Reimbursement for Dividend
      Expense by Advisor (1)                            (44)                    -                   -                    -
   Expense Reduction (2)                                 (1)                   (2)                (18)                  (9)
----------------------------------------------------------------------------------------------------------------------------
        Net Expenses                                  1,296                   720               1,225                1,110
----------------------------------------------------------------------------------------------------------------------------
   Net Investment Income (Loss)                         201                   944                (904)                (960)
----------------------------------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss) from
      Security Transactions (including
      Securities Sold Short)                         (7,041)               10,007              18,834               15,768
   Net Realized Gain on
      Futures Contracts                                 694                     -                   -                    -
   Net Realized Gain on
      Written Option Contracts                            -                     -                  21                    -
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments
      (including Securities Sold Short)               6,290                (2,824)             23,007               11,641
   Net Change in Unrealized
      Depreciation on Futures                          (127)                    -                   -                    -
   Net Change in Unrealized Depreciation on
      Written Option Contracts                            -                     -                 (57)                   -
----------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gain
      (Loss) on Investments                            (184)                7,183              41,805               27,409
----------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets
      Resulting from Operations                  $       17            $    8,127          $   40,901           $   26,449
----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                  Old Mutual                  Old Mutual                  Old Mutual
                                                    Focused                     Growth                    Heitman REIT
                                                     Fund                        Fund                        Fund
------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Dividends                                        $  237                     $ 1,653                     $    326
   Interest                                              1                          29                            1
   Less: Foreign Taxes Withheld                         (2)                         (2)                          (3)
------------------------------------------------------------------------------------------------------------------------
        Total Investment Income                        236                       1,680                          324
------------------------------------------------------------------------------------------------------------------------
Expenses:
   Management Fees                                     103                       2,234                          612
   Website Fees                                          1                          19                            5
   Transfer Agent Fees                                  57                       1,002                          172
   Trustees' Fees                                        2                          30                            8
   Distribution and Service Fees
     Advisor Class                                       -                           -                           18
     Class A                                             4                           -                            1
     Class C                                             1                           1                            1
     Class R                                             -                           -                            -
   Professional Fees                                    10                         211                           51
   Registration and SEC Fees                            31                          33                           31
   Custodian Fees                                        3                          27                           34
   Printing Fees                                         7                         198                           19
   Interest Expense on Securities
      Sold Short                                         -                           -                            -
   Dividend Expense on Securities
      Sold Short                                         -                           -                            -
   Pricing Fees                                          -                           1                            -
   Other Expenses                                        6                          58                           21
------------------------------------------------------------------------------------------------------------------------
        Total Expenses                                 225                       3,814                          973
------------------------------------------------------------------------------------------------------------------------
   Net Waiver of Management Fees                       (61)                       (700)                         (98)
   Reimbursement for Dividend
      Expense by Advisor (1)                             -                           -                            -
   Expense Reduction (2)                                (1)                        (28)                          (3)
------------------------------------------------------------------------------------------------------------------------
        Net Expenses                                   163                       3,086                          872
------------------------------------------------------------------------------------------------------------------------
   Net Investment Income (Loss)                         73                      (1,406)                        (548)
------------------------------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss) from
      Security Transactions (including
      Securities Sold Short)                         1,083                      33,562                       25,719
   Net Realized Gain on
      Futures Contracts                                  -                           -                            -
   Net Realized Gain on
      Written Option Contracts                           -                           -                            -
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments
      (including Securities Sold Short)              1,648                      60,012                      (37,281)
   Net Change in Unrealized
      Depreciation on Futures                            -                           -                            -
   Net Change in Unrealized Depreciation on
      Written Option Contracts                           -                           -                            -
------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gain
      (Loss) on Investments                          2,731                      93,574                      (11,562)
------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets
      Resulting from Operations                     $2,804                     $92,168                     $(12,110)
------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
                                                                               Old Mutual
                                                 Old Mutual                     Large Cap
                                                  Large Cap                      Growth
                                                    Fund                          Fund
-------------------------------------------------------------------------------------------
Investment Income:
   Dividends                                       $  788                       $   446
   Interest                                             -                             1
   Less: Foreign Taxes Withheld                        (9)                           (8)
-------------------------------------------------------------------------------------------
        Total Investment Income                       779                           439
-------------------------------------------------------------------------------------------
Expenses:
   Management Fees                                    329                           369
   Website Fees                                         3                             3
   Transfer Agent Fees                                163                           169
   Trustees' Fees                                       5                             5
   Distribution and Service Fees
     Advisor Class                                      -                             -
     Class A                                            1                             -
     Class C                                            1                             -
     Class R                                            -                             -
   Professional Fees                                   32                            33
   Registration and SEC Fees                           40                            36
   Custodian Fees                                      56                            14
   Printing Fees                                       14                            52
   Interest Expense on Securities
      Sold Short                                        -                             -
   Dividend Expense on Securities
      Sold Short                                        -                             -
   Pricing Fees                                         -                             -
   Other Expenses                                      16                            12
-------------------------------------------------------------------------------------------
        Total Expenses                                660                           693
-------------------------------------------------------------------------------------------
   Net Waiver of Management Fees                     (152)                         (146)
   Reimbursement for Dividend
      Expense by Advisor (1)                            -                             -
   Expense Reduction (2)                               (2)                           (4)
-------------------------------------------------------------------------------------------
        Net Expenses                                  506                           543
-------------------------------------------------------------------------------------------
   Net Investment Income (Loss)                       273                          (104)
-------------------------------------------------------------------------------------------
   Net Realized Gain (Loss) from
      Security Transactions (including
      Securities Sold Short)                        5,794                         2,974
   Net Realized Gain on
      Futures Contracts                                 -                             -
   Net Realized Gain on
      Written Option Contracts                          -                             -
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments
      (including Securities Sold Short)             1,317                         9,638
   Net Change in Unrealized
      Depreciation on Futures                           -                             -
   Net Change in Unrealized Depreciation on
      Written Option Contracts                          -                             -
-------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gain
      (Loss) on Investments                         7,111                        12,612
-------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets
      Resulting from Operations                    $7,384                       $12,508
-------------------------------------------------------------------------------------------


(1) See Note 3.

(2) All expense reductions are for transfer agent expenses. See Note 2.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS (000) - concluded

FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007 (UNAUDITED)


-----------------------------------------------------------------------------------------------------------------------------
                                                    Old Mutual
                                                     Large Cap
                                                      Growth           Old Mutual            Old Mutual            Old Mutual
                                                   Concentrated         Mid-Cap            Select Growth           Small Cap
                                                       Fund               Fund                 Fund                   Fund
-----------------------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividends                                       $   523            $  1,711              $   327                $   677
     Interest                                              1                   8                    3                      1
     Less: Foreign Taxes Withheld                        (11)                 (4)                   -                     (1)
-----------------------------------------------------------------------------------------------------------------------------
          Total Investment Income                        513               1,715                  330                    677
-----------------------------------------------------------------------------------------------------------------------------
Expenses:
     Management Fees                                     504               1,124                  553                    225
     Website Fees                                          4                   8                    4                      2
     Transfer Agent Fees                                 239                 340                  308                     91
     Trustees' Fees                                        6                  13                    7                      2
     Distribution and Service Fees
     Advisor Class                                         -                   7                    -                      -
        Class A                                            1                   1                    -                      -
        Class C                                            2                   1                    -                      1
        Class R                                            -                   -                    -                      -
     Professional Fees                                    43                  89                   47                     17
     Registration and SEC Fees                            26                  33                   29                     27
     Custodian Fees                                        8                  13                   15                     18
     Printing Fees                                        90                  29                   94                     10
     Offering Costs                                        -                   -                    -                      -
     Pricing Fees                                          -                   1                    -                      1
     Other Expenses                                       15                  30                   16                      7
-----------------------------------------------------------------------------------------------------------------------------
          Total Expenses                                 938               1,689                1,073                    401
-----------------------------------------------------------------------------------------------------------------------------
     Net Waiver of Management Fees                      (229)               (257)                (296)                  (118)
     Reimbursement of Other
        Expenses by Advisor (1)                            -                   -                    -                      -
     Expense Reduction (2)                                (7)                 (4)                  (9)                    (1)
-----------------------------------------------------------------------------------------------------------------------------
          Net Expenses                                   702               1,428                  768                    282
-----------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                       (189)                287                 (438)                   395
-----------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss) from
        Security Transactions                          6,013              26,371               11,092                  3,456
     Net Realized Loss on Futures                          -                   -                    -                      -
     Net Change in Unrealized Appreciation
        (Depreciation) on Investments                 13,297             (14,380)              15,636                 (1,152)
     Net Change in Unrealized
        Appreciation on Futures                            -                   -                    -                      -
-----------------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain
        (Loss) on Investments                         19,310              11,991               26,728                  2,304
-----------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets
        Resulting from Operations                    $19,121            $ 12,278              $26,290                $ 2,699
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                     Old Mutual              Old Mutual            Old Mutual
                                                   Strategic Small              TS&W               TS&W Small
                                                       Company                 Mid-Cap                Cap
                                                        Fund                 Value Fund+           Value Fund
-----------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividends                                         $  284                  $  14                $   204
     Interest                                               1                      -                      2
     Less: Foreign Taxes Withheld                           -                      -                      -
-----------------------------------------------------------------------------------------------------------------
          Total Investment Income                         285                     14                    206
-----------------------------------------------------------------------------------------------------------------
Expenses:
     Management Fees                                      171                      8                    364
     Website Fees                                           1                      -                      2
     Transfer Agent Fees                                   71                      8                     66
     Trustees' Fees                                         2                      -                      4
     Distribution and Service Fees
     Advisor Class                                          1                      -                      -
        Class A                                             2                      1                      1
        Class C                                             -                      3                      5
        Class R                                             -                      -                      -
     Professional Fees                                     14                      1                     25
     Registration and SEC Fees                             28                      1                     17
     Custodian Fees                                        27                      1                      4
     Printing Fees                                          8                      -                      7
     Offering Costs                                         -                     15                      -
     Pricing Fees                                           1                      -                      -
     Other Expenses                                         7                      -                     10
-----------------------------------------------------------------------------------------------------------------
          Total Expenses                                  333                     38                    505
-----------------------------------------------------------------------------------------------------------------
     Net Waiver of Management Fees                        (86)                    (8)                   (68)
     Reimbursement of Other
        Expenses by Advisor (1)                             -                    (17)                     -
     Expense Reduction (2)                                 (1)                     -                     (1)
-----------------------------------------------------------------------------------------------------------------
          Net Expenses                                    246                     13                    436
-----------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                          39                      1                   (230)
-----------------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss) from
        Security Transactions                           3,454                    (61)                 4,668
     Net Realized Loss on Futures                           -                      -                      -
     Net Change in Unrealized Appreciation
        (Depreciation) on Investments                     349                    (59)                (3,851)
     Net Change in Unrealized
        Appreciation on Futures                             -                      -                      -
-----------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain
        (Loss) on Investments                           3,803                   (120)                   817
-----------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets
        Resulting from Operations                      $3,842                  $(119)               $   587
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                                           Old Mutual              Old Mutual
                                                                             Dwight                  Dwight
                                                    Old Mutual            Intermediate               Short
                                                       Cash               Fixed Income             Term Fixed
                                                  Reserves Fund               Fund                Income Fund
--------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividends                                        $   -                   $ 44                  $  266
     Interest                                           929                    186                   4,046
     Less: Foreign Taxes Withheld                         -                      -                       -
--------------------------------------------------------------------------------------------------------------
          Total Investment Income                       929                    230                   4,312
--------------------------------------------------------------------------------------------------------------
Expenses:
     Management Fees                                     70                     19                     405
     Website Fees                                         1                      -                       6
     Transfer Agent Fees                                 71                     20                     257
     Trustees' Fees                                       3                      -                      10
     Distribution and Service Fees
     Advisor Class                                        -                      -                       -
        Class A                                           -                      1                       -
        Class C                                           2                      1                       1
        Class R                                           -                      -                       -
     Professional Fees                                   14                      3                      68
     Registration and SEC Fees                           12                     30                      34
     Custodian Fees                                       2                      5                       5
     Printing Fees                                       13                      4                       6
     Offering Costs                                       -                      -                       -
     Pricing Fees                                         1                      8                       4
     Other Expenses                                       6                      4                      24
--------------------------------------------------------------------------------------------------------------
          Total Expenses                                195                     95                     820
--------------------------------------------------------------------------------------------------------------
     Net Waiver of Management Fees                      (64)                   (19)                   (187)
     Reimbursement of Other
        Expenses by Advisor (1)                           -                    (39)                      -
     Expense Reduction (2)                               (2)                     -                      (1)
--------------------------------------------------------------------------------------------------------------
          Net Expenses                                  129                     37                     632
--------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                       800                    193                   3,680
--------------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss) from
        Security Transactions                             -                    (47)                   (118)
     Net Realized Loss on Futures                         -                    (32)                      -
     Net Change in Unrealized Appreciation
        (Depreciation) on Investments                     -                    (29)                    887
     Net Change in Unrealized
        Appreciation on Futures                           -                     15                       -
--------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain
        (Loss) on Investments                             -                    (93)                    769
--------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets
        Resulting from Operations                     $ 800                   $100                  $4,449
--------------------------------------------------------------------------------------------------------------

(1) See Note 3.

(2) All expense reductions are for transfer agent expenses. See Note 2.

(+) The Old Mutual TS&W Mid-Cap Value Fund commenced operations on June 4, 2007.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (000)

---------------------------------------------------------------------------------------------------------------------------------
                                                                           Old Mutual Analytic        Old Mutual Barrow Hanley
                                                                           U.S. Long/Short Fund              Value Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                                       4/1/07 to                     4/1/07 to
                                                                        9/30/07         4/1/06 to     9/30/07         4/1/06 to
                                                                       (Unaudited)       3/31/07     (Unaudited)        3/31/07
---------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                      $    201         $    246     $    944         $   2,981
     Net Realized Gain (Loss) from Security Transactions,
        Securities Sold Short, Futures Contracts and Written
        Option Contracts                                                 (6,347)           3,852       10,007            54,482
     Net Change in Unrealized Appreciation (Depreciation)
        on Investments, Securities Sold Short, Futures Contracts
        and Written Option Contracts                                      6,163            2,744       (2,824)          (34,814)
---------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations         17            6,842        8,127            22,649
---------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income
        Class Z                                                               -              (93)      (1,138)           (2,370)
        Advisor Class                                                         -                -           (2)               (3)
        Class A                                                               -               (1)         (18)              (41)
        Class C                                                               -                -          (16)                -
        Class R                                                               -                -            -                 -
        Institutional Class                                                   -                -            -                 -
     Net Realized Gains from Security Transactions
        Class Z                                                               -                -            -          (110,949)
        Advisor Class                                                         -                -            -              (217)
        Class A                                                               -                -            -            (2,018)
        Class C                                                               -                -            -            (2,203)
        Class R                                                               -                -            -                 -
        Institutional Class                                                   -                -            -                 -
---------------------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                        -              (94)      (1,174)         (117,801)
---------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Derived from
        Capital Share Transactions (1)                                  (32,801)         118,953      (22,830)          (95,303)
---------------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets                            (32,784)         125,701      (15,877)         (190,455)
---------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period                                                154,016           28,315      131,224           321,679
---------------------------------------------------------------------------------------------------------------------------------
     End of Period                                                     $121,232         $154,016     $115,347         $ 131,224
---------------------------------------------------------------------------------------------------------------------------------
     Undistributed Net Investment Income/
        (Accumulated Net Investment Loss) - End of Period              $    421         $    220     $    523         $     753
---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                          Old Mutual Columbus
                                                                         Circle Technology and             Old Mutual Emerging
                                                                          Communications Fund                  Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      4/1/07 to                       4/1/07 to
                                                                       9/30/07          4/1/06 to      9/30/07           4/1/06 to
                                                                     (Unaudited)         3/31/07     (Unaudited)          3/31/07
-----------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                     $   (904)         $  (1,955)    $   (960)          $ (1,740)
     Net Realized Gain (Loss) from Security Transactions,
        Securities Sold Short, Futures Contracts and Written
        Option Contracts                                                18,855             14,675       15,768              7,045
     Net Change in Unrealized Appreciation (Depreciation)
        on Investments, Securities Sold Short, Futures Contracts
        and Written Option Contracts                                    22,950            (14,106)      11,641             (7,763)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations    40,901             (1,386)      26,449             (2,458)
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income
        Class Z                                                              -                  -            -                  -
        Advisor Class                                                        -                  -            -                  -
        Class A                                                              -                  -            -                  -
        Class C                                                              -                  -            -                  -
        Class R                                                              -                  -            -                  -
        Institutional Class                                                  -                  -            -                  -
     Net Realized Gains from Security Transactions
        Class Z                                                              -                  -            -                  -
        Advisor Class                                                        -                  -            -                  -
        Class A                                                              -                  -            -                  -
        Class C                                                              -                  -            -                  -
        Class R                                                              -                  -            -                  -
        Institutional Class                                                  -                  -            -                  -
-----------------------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                       -                  -            -                  -
-----------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Derived from
        Capital Share Transactions (1)                                  (6,720)           (60,594)      (8,139)           (18,942)
-----------------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets                            34,181            (61,980)      18,310            (21,400)
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period                                               161,029            223,009      160,948            182,348
-----------------------------------------------------------------------------------------------------------------------------------
     End of Period                                                    $195,210           $161,029     $179,258           $160,948
-----------------------------------------------------------------------------------------------------------------------------------
     Undistributed Net Investment Income/
        (Accumulated Net Investment Loss) - End of Period             $   (904)          $      -     $   (960)          $      -
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                Old Mutual                     Old Mutual
                                                                               Focused Fund                   Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      4/1/07 to                       4/1/07 to
                                                                       9/30/07           4/1/06 to     9/30/07          4/1/06 to
                                                                     (Unaudited)          3/31/07    (Unaudited)         3/31/07
-----------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                      $    73            $   135     $ (1,406)        $  (2,021)
     Net Realized Gain (Loss) from Security Transactions,
        Securities Sold Short, Futures Contracts and Written
        Option Contracts                                                 1,083              2,090       33,562            15,015
     Net Change in Unrealized Appreciation (Depreciation)
        on Investments, Securities Sold Short, Futures Contracts
        and Written Option Contracts                                     1,648                672       60,012            (2,229)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations     2,804              2,897       92,168            10,765
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income
        Class Z                                                              -                (74)           -                 -
        Advisor Class                                                        -                  -            -                 -
        Class A                                                              -                 (7)           -                 -
        Class C                                                              -                  -            -                 -
        Class R                                                              -                  -            -                 -
        Institutional Class                                                  -                  -            -                 -
     Net Realized Gains from Security Transactions
        Class Z                                                              -                  -            -                 -
        Advisor Class                                                        -                  -            -                 -
        Class A                                                              -                  -            -                 -
        Class C                                                              -                  -            -                 -
        Class R                                                              -                  -            -                 -
        Institutional Class                                                  -                  -            -                 -
-----------------------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                       -                (81)           -                 -
-----------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Derived from
        Capital Share Transactions (1)                                  (3,989)             8,540      (39,050)         (134,537)
-----------------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets                            (1,185)            11,356       53,118          (123,772)
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period                                                29,058             17,702      532,104           655,876
-----------------------------------------------------------------------------------------------------------------------------------
     End of Period                                                     $27,873            $29,058     $585,222         $ 532,104
-----------------------------------------------------------------------------------------------------------------------------------
     Undistributed Net Investment Income/
        (Accumulated Net Investment Loss) - End of Period              $   142            $    69     $ (1,408)        $      (2)
-----------------------------------------------------------------------------------------------------------------------------------


(1) See Note 5.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Old Mutual                     Old Mutual
                                                                              Heitman REIT Fund               Large Cap Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                        4/1/07 to                      4/1/07 to
                                                                         9/30/07          4/1/06 to     9/30/07          4/1/06 to
                                                                       (Unaudited)         3/31/07     (Unaudited)        3/31/07
-----------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                        $   (548)        $  1,644     $    273          $    771
     Net Realized Gain from Security Transactions                          25,719           37,378        5,794            17,153
     Net Change in Unrealized Appreciation (Depreciation)
        on Investments                                                    (37,281)           3,392        1,317             3,622
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations      (12,110)          42,414        7,384            21,546
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income
        Class Z                                                            (1,336)          (3,959)           -              (707)
        Advisor Class                                                        (110)            (285)           -                (1)
        Class A                                                               (72)              (7)           -                 -
        Class C                                                                (2)              (4)           -                 -
        Class R                                                                 -                -            -                 -
        Class I                                                                 -                -            -                 -
     Net Realized Gains from Security Transactions
        Class Z                                                            (3,538)         (18,463)           -                 -
        Advisor Class                                                        (490)          (1,369)           -                 -
        Class A                                                               (14)             (46)           -                 -
        Class C                                                                (7)             (28)           -                 -
        Class R                                                                 -                -            -                 -
        Class I                                                                 -                -            -                 -
-----------------------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                     (5,569)         (24,161)           -              (708)
-----------------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets Derived from
        Capital Share Transactions (1)                                    (67,967)         (18,967)     (28,315)           (2,019)
-----------------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets                              (85,646)            (714)     (20,931)           18,819
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period                                                  198,886          199,600      102,591            83,772
-----------------------------------------------------------------------------------------------------------------------------------
     End of Period                                                       $113,240         $198,886     $ 81,660          $102,591
-----------------------------------------------------------------------------------------------------------------------------------
     Undistributed (Distributions in Excess of) Net Investment Income/
        (Accumulated Net Investment Loss) - End of Period                $ (2,116)        $    (48)    $    442          $    169
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Old Mutual                Old Mutual Large Cap
                                                                           Large Cap Growth Fund         Growth Concentrated Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                        4/1/07 to                        4/1/07 to
                                                                         9/30/07          4/1/06 to       9/30/07        4/1/06 to
                                                                       (Unaudited)         3/31/07      (Unaudited)       3/31/07
-----------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                        $  (104)          $   (327)     $   (189)       $   (538)
     Net Realized Gain from Security Transactions                          2,974              8,133         6,013           5,462
     Net Change in Unrealized Appreciation (Depreciation)
        on Investments                                                     9,638             (6,149)       13,297          (2,030)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations      12,508              1,657        19,121           2,894
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income
        Class Z                                                                -                  -             -               -
        Advisor Class                                                          -                  -             -               -
        Class A                                                                -                  -             -               -
        Class C                                                                -                  -             -               -
        Class R                                                                -                  -             -               -
        Class I                                                                -                  -             -               -
     Net Realized Gains from Security Transactions
        Class Z                                                                -                  -             -               -
        Advisor Class                                                          -                  -             -               -
        Class A                                                                -                  -             -               -
        Class C                                                                -                  -             -               -
        Class R                                                                -                  -             -               -
        Class I                                                                -                  -             -               -
-----------------------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                         -                  -             -               -
-----------------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets Derived from
        Capital Share Transactions (1)                                    (9,591)           (26,700)      (13,070)        (31,000)
-----------------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets                               2,917            (25,043)        6,051         (28,106)
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period                                                  86,841            111,884       112,348         140,454
-----------------------------------------------------------------------------------------------------------------------------------
     End of Period                                                       $89,758           $ 86,841      $118,399        $112,348
-----------------------------------------------------------------------------------------------------------------------------------
     Undistributed (Distributions in Excess of) Net Investment Income/
        (Accumulated Net Investment Loss) - End of Period                $  (104)          $   -         $   (189)       $      -
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                Old Mutual                    Old Mutual
                                                                               Mid-Cap Fund               Select Growth Fund
----------------------------------------------------------------------------------------------------------------------------------
                                                                       4/1/07 to                      4/1/07 to
                                                                        9/30/07           4/1/06 to    9/30/07          4/1/06 to
                                                                      (Unaudited)          3/31/07   (Unaudited)         3/31/07
----------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                      $    287          $  (1,455)   $   (438)         $   (758)
     Net Realized Gain from Security Transactions                        26,371             48,902      11,092             6,360
     Net Change in Unrealized Appreciation (Depreciation)
        on Investments                                                  (14,380)           (29,490)     15,636            (1,321)
----------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations     12,278             17,957      26,290             4,281
----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income
        Class Z                                                               -                  -           -                 -
        Advisor Class                                                         -                  -           -                 -
        Class A                                                               -                  -           -                 -
        Class C                                                               -                  -           -                 -
        Class R                                                               -                  -           -                 -
        Class I                                                               -                  -           -                 -
     Net Realized Gains from Security Transactions
        Class Z                                                               -            (73,764)          -                 -
        Advisor Class                                                         -             (1,389)          -                 -
        Class A                                                               -                (46)          -                 -
        Class C                                                               -                (69)          -                 -
        Class R                                                               -                  -           -                 -
        Class I                                                               -                  -           -                 -
----------------------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                        -            (75,268)          -                 -
----------------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets Derived from
        Capital Share Transactions (1)                                  (52,051)          (100,165)    (11,026)          (35,633)
----------------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets                            (39,773)          (157,476)     15,264           (31,352)
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period                                                254,188            411,664     118,918           150,270
----------------------------------------------------------------------------------------------------------------------------------
     End of Period                                                     $214,415          $ 254,188    $134,182          $118,918
----------------------------------------------------------------------------------------------------------------------------------
     Undistributed (Distributions in Excess of) Net Investment Income/
        (Accumulated Net Investment Loss) - End of Period              $    309          $      22    $   (438)         $      -
----------------------------------------------------------------------------------------------------------------------------------


(1) See Note 5.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (000) - concluded

--------------------------------------------------------------------------------------------------------------------------------
                                                                                       Old Mutual          Old Mutual Strategic
                                                                                      Small Cap Fund        Small Company Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                               4/1/07 to                   4/1/07 to
                                                                                9/30/07         4/1/06 to   9/30/07   4/1/06 to
                                                                              (Unaudited)        3/31/07   (Unaudited) 3/31/07
--------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                               $   395          $  (184)   $    39   $   (361)
     Net Realized Gain (Loss) from Security Transactions and Futures Contracts    3,456            3,736      3,454      2,717
     Net Change in Unrealized Appreciation (Depreciation) on Investments
        and Futures Contracts                                                    (1,152)             959        349       (872)
--------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations              2,699            4,511      3,842      1,484
--------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income
        Class Z                                                                       -                -          -          -
        Advisor Class                                                                 -                -          -          -
        Class A                                                                       -                -          -          -
        Class C                                                                       -                -          -          -
        Class R                                                                       -                -          -          -
        Class I                                                                       -                -          -          -
     Net Realized Gains from Security Transactions
        Class Z                                                                       -                -          -    (10,783)
        Advisor Class                                                                 -                -          -       (290)
        Class A                                                                       -                -          -       (331)
        Class C                                                                       -                -          -        (22)
        Class R                                                                       -                -          -          -
        Class I                                                                       -                -          -          -
--------------------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                                -                -          -    (11,426)
--------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Derived from
        Capital Share Transactions (1)                                           (6,207)          (8,173)    (6,577)    (1,761)
--------------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets                                     (3,508)          (3,662)    (2,735)   (11,703)
--------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period                                                         46,389           50,051     37,976     49,679
--------------------------------------------------------------------------------------------------------------------------------
     End of Period                                                              $42,881          $46,389    $35,241   $ 37,976
--------------------------------------------------------------------------------------------------------------------------------
     Undistributed (Distributions in Excess of) Net Investment Income/
        (Accumulated Net Investment Loss) - End of Period                       $   397          $     2    $    43   $      4
--------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                     Old Mutual TS&W         Old Mutual TS&W
                                                                                   Mid-Cap Value Fund     Small Cap Value Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       6/4/07+ to       4/1/07 to
                                                                                        9/30/07          9/30/07      4/1/2006 to
                                                                                      (Unaudited)      (Unaudited)      3/31/07
---------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                                       $    1          $  (230)        $  (375)
     Net Realized Gain (Loss) from Security Transactions and Futures Contracts             (61)           4,668           7,386
     Net Change in Unrealized Appreciation (Depreciation) on Investments
        and Futures Contracts                                                              (59)          (3,851)         (1,357)
---------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                      (119)             587           5,654
---------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income
        Class Z                                                                              -                -               -
        Advisor Class                                                                        -                -               -
        Class A                                                                              -                -               -
        Class C                                                                              -                -               -
        Class R                                                                              -                -               -
        Class I                                                                              -                -               -
     Net Realized Gains from Security Transactions
        Class Z                                                                              -                -          (9,531)
        Advisor Class                                                                        -                -               -
        Class A                                                                              -                -            (125)
        Class C                                                                              -                -            (171)
        Class R                                                                              -                -               -
        Class I                                                                              -                -               -
---------------------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                                       -                -          (9,827)
---------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Derived from
        Capital Share Transactions (1)                                                   2,924           (9,922)          2,655
---------------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets                                             2,805           (9,335)         (1,518)
---------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period                                                                     -           68,867          70,385
---------------------------------------------------------------------------------------------------------------------------------
     End of Period                                                                      $2,805          $59,532         $68,867
---------------------------------------------------------------------------------------------------------------------------------
     Undistributed (Distributions in Excess of) Net Investment Income/
        (Accumulated Net Investment Loss) - End of Period                               $    1          $  (222)        $     8
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Old Mutual
                                                                                       Old Mutual            Dwight Intermediate
                                                                                   Cash Reserves Fund         Fixed Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              4/1/07 to                     4/1/07 to
                                                                               9/30/07        4/1/2006 to    9/30/07    4/1/2006 to
                                                                              Unaudited)       3/31/07     (Unaudited)    3/31/07
-----------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                              $   800          $ 1,537      $  193       $  357
     Net Realized Gain (Loss) from Security Transactions and Futures Contracts       -                -         (79)          24
     Net Change in Unrealized Appreciation (Depreciation) on Investments
        and Futures Contracts                                                        -                -         (14)          59
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations               800            1,537         100          440
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income
        Class Z                                                                   (794)          (1,537)       (172)        (345)
        Advisor Class                                                                -                -           -            -
        Class A                                                                     (1)               -         (16)         (10)
        Class C                                                                     (5)               -          (2)          (3)
        Class R                                                                      -                -           -            -
        Class I                                                                      -                -           -            -
     Net Realized Gains from Security Transactions
        Class Z                                                                      -                -           -            -
        Advisor Class                                                                -                -           -            -
        Class A                                                                      -                -           -            -
        Class C                                                                      -                -           -            -
        Class R                                                                      -                -           -            -
        Class I                                                                      -                -           -            -
-----------------------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                            (800)          (1,537)       (190)        (358)
-----------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Derived from
        Capital Share Transactions (1)                                           2,518           (1,594)        102          444
-----------------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets                                     2,518           (1,594)         12          526
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period                                                        32,909           34,503       8,257        7,731
-----------------------------------------------------------------------------------------------------------------------------------
     End of Period                                                             $35,427          $32,909      $8,269       $8,257
-----------------------------------------------------------------------------------------------------------------------------------
     Undistributed (Distributions in Excess of) Net Investment Income/
        (Accumulated Net Investment Loss) - End of Period                      $     -          $     -      $    3       $    -
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                                                                           Old Mutual
                                                                                        Dwight Short Term
                                                                                        Fixed Income Fund
---------------------------------------------------------------------------------------------------------------
                                                                                   4/1/07 to
                                                                                    9/30/07        4/1/2006 to
                                                                                  (Unaudited)        3/31/07
---------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                                  $  3,680         $  8,120
     Net Realized Gain (Loss) from Security Transactions and Futures Contracts         (118)            (398)
     Net Change in Unrealized Appreciation (Depreciation) on Investments
        and Futures Contracts                                                           887            3,149
---------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                  4,449           10,871
---------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income
        Class Z                                                                      (3,546)          (7,989)
        Advisor Class                                                                    (7)             (20)
        Class A                                                                          (2)              (2)
        Class C                                                                          (5)              (2)
        Class R                                                                           -                -
        Class I                                                                           -                -
     Net Realized Gains from Security Transactions
        Class Z                                                                           -                -
        Advisor Class                                                                     -                -
        Class A                                                                           -                -
        Class C                                                                           -                -
        Class R                                                                           -                -
        Class I                                                                           -                -
---------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                               (3,560)          (8,013)
---------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Derived from
        Capital Share Transactions (1)                                              (14,812)         (69,519)
---------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets                                        (13,923)         (66,661)
---------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period                                                            188,467          255,128
---------------------------------------------------------------------------------------------------------------
     End of Period                                                                 $174,544         $188,467
---------------------------------------------------------------------------------------------------------------
     Undistributed (Distributions in Excess of) Net Investment Income/
        (Accumulated Net Investment Loss) - End of Period                          $    117         $     (3)
---------------------------------------------------------------------------------------------------------------


(1) See Note 5.

+ The Old Mutual TS&W Mid-Cap Value Fund commenced operations on June 4, 2007.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED) AND FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007 (UNAUDITED)

                    Net                     Realized and
                   Asset             Net     Unrealized                   Dividends     Distributions                     Total
                   Value         Investment   Gains or       Total         from Net         from                        Dividends
                 Beginning         Income     (Losses)       from         Investment       Capital        Return of       and
                 of Period         (Loss)   on Securities  Operations       Income          Gains          Capital    Distributions
-----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND
  Class Z
  2007<            $14.20        $ 0.02 (1)    $ 0.53        $ 0.55         $    -         $    -             $-         $    -
  2007              11.70          0.08 (1)      2.46          2.54          (0.04)             -              -          (0.04)
  2006              10.60          0.05 (1)      1.13          1.18          (0.08)             -              -          (0.08)
  2005               9.84          0.06 (1)      0.77          0.83          (0.07)             -              -          (0.07)
  2004               7.35          0.05 (1)      2.48          2.53          (0.04)             -              -          (0.04)
  2003              10.42          0.06         (3.06)        (3.00)         (0.07)             -              -          (0.07)
  Class A
  2007<            $14.15        $(0.01) (1)   $ 0.54        $ 0.53         $    -         $    -             $-         $    -
  2007              11.68          0.05 (1)      2.44          2.49          (0.02)             -              -          (0.02)
  2006              10.58          0.03 (1)      1.13          1.16          (0.06)             -              -          (0.06)
  2005               9.83          0.04 (1)      0.77          0.81          (0.06)             -              -          (0.06)
  2004+++            8.66          0.03 (1)      1.18          1.21          (0.04)             -              -          (0.04)
  Class C
  2007<            $13.98        $(0.06) (1)   $ 0.53        $ 0.47         $    -         $    -             $-         $    -
  2007              11.60         (0.06) (1)     2.42          2.36              -              -              -              -
  2006              10.53         (0.05) (1)     1.12          1.07              -              -              -              -
  2005               9.81         (0.04) (1)     0.76          0.72              -              -              -              -
  2004+++            8.66         (0.02) (1)     1.18          1.16          (0.01)             -              -          (0.01)
  Class R
  2007<            $14.17        $(0.09) (1)   $ 0.55        $ 0.46         $    -         $    -             $-         $    -
  2007 (2)          13.51             - (1)      0.66          0.66              -              -              -              -
  Institutional Class
  2007<            $14.20        $ 0.02 (1)    $ 0.54        $ 0.56         $    -         $    -             $-         $    -
  2007 (2)          13.51          0.03 (1)      0.66          0.69              -              -              -              -
-----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL BARROW HANLEY VALUE FUND
  Class Z
  2007<            $ 8.82        $ 0.07 (1)    $ 0.49        $ 0.56         $(0.09)        $    -             $-         $(0.09)
  2007              16.61          0.19 (1)      1.37          1.56          (0.21)         (9.14)             -          (9.35)
  2006              16.65          0.09 (1)      0.68          0.77          (0.14)         (0.67)             -          (0.81)
  2005              15.88          0.06 (1)      0.99          1.05          (0.05)         (0.23)             -          (0.28)
  2004              11.84          0.05 (1)      4.07          4.12          (0.06)         (0.02)             -          (0.08)
  2003              16.40          0.14         (4.31)        (4.17)         (0.15)         (0.24)             -          (0.39)
  Class A
  2007<            $ 8.80        $ 0.06 (1)    $ 0.48        $ 0.54         $(0.07)        $    -             $-         $(0.07)
  2007              16.58          0.15 (1)      1.38          1.53          (0.17)         (9.14)             -          (9.31)
  2006              16.62          0.06 (1)      0.65          0.71          (0.08)         (0.67)             -          (0.75)
  2005              15.86          0.02 (1)      1.00          1.02          (0.03)         (0.23)             -          (0.26)
  2004+++           14.22          0.03 (1)      1.69          1.72          (0.06)         (0.02)             -          (0.08)
  Class C
  2007<            $ 8.62        $ 0.02 (1)    $ 0.48        $ 0.50         $(0.04)        $    -             $-         $(0.04)
  2007              16.37          0.06 (1)      1.33          1.39              -          (9.14)             -          (9.14)
  2006              16.46         (0.06) (1)     0.64          0.58              -          (0.67)             -          (0.67)
  2005              15.80         (0.11) (1)     1.00          0.89              -          (0.23)             -          (0.23)
  2004+++           14.22         (0.05) (1)     1.69          1.64          (0.04)         (0.02)             -          (0.06)
  Class R
  2007<            $ 8.81        $ 0.04 (1)    $ 0.45        $ 0.49         $(0.06)        $    -             $-         $(0.06)
  2007 (2)           8.69          0.03 (1)      0.09          0.12              -              -              -              -
  Institutional Class
  2007<            $ 8.83        $(0.01) (1)   $ 0.56        $ 0.55         $(0.10)        $    -             $-         $(0.10)
  2007 (2)           8.69          0.05 (1)      0.09          0.14              -              -              -              -
-----------------------------------------------------------------------------------------------------------------------------------


                                                                            Ratio                         Ratio of Net
                                    Net                                     of Net         Ratio of        Investment
                                   Asset                                   Expenses          Gross           Income
                                   Value                     Net Assets   to Average      Expenses to        (Loss)        Portfolio
                 Redemption       End of        Total      End of Period     Net          Average Net      to Average       Turnover
                    Fees          Period       Return+         (000)        Assets*       Assets^^^,*      Net Assets*       Rate+
------------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND
  Class Z
  2007<           $   -         $14.75        3.87%       $   87,318      1.32%@           1.47%            0.23%          81.49%
  2007                -          14.20       21.74%          150,654      1.24%@           1.56%            0.59%          93.42%
  2006                -          11.70       11.16%           27,771      1.27%@           1.30%            0.47%         208.15%
  2005                -          10.60        8.49%           55,219      1.28%            1.28%            0.57%         173.71%
  2004                -           9.84       34.50%           65,668      1.24%            1.25%            0.59%         267.41%
  2003                -           7.35      (28.83)%          53,983      1.19%            1.31%            0.62%         212.69%
  Class A
  2007<           $   -         $14.68        3.75%       $   11,651      1.64%@           2.23%           (0.08)%         81.49%
  2007                -          14.15       21.33%            2,546      1.48%@           2.47%            0.39%          93.42%
  2006                -          11.68       10.97%              387      1.49%@           1.54%            0.29%         208.15%
  2005                -          10.58        8.21%              177      1.53%            1.53%            0.38%         173.71%
  2004+++             -           9.83       13.95%               82      1.48%            1.49%            0.41%         267.41%
  Class C
  2007<           $   -         $14.45        3.36%       $    4,947      2.41%@           3.04%           (0.86)%         81.49%
  2007             0.02          13.98       20.52%              816      2.24%@           3.95%           (0.45)%         93.42%
  2006                -          11.60       10.16%              157      2.25%@           2.29%           (0.50)%        208.15%
  2005                -          10.53        7.34%               89      2.28%            2.28%           (0.42)%        173.71%
  2004+++             -           9.81       13.41%               78      2.23%            2.24%           (0.35)%        267.41%
  Class R
  2007<           $   -         $14.63        3.25%       $        -      2.09%@       1,811.96%           (1.17)%         81.49%
  2007 (2)            -          14.17        4.89%                -      1.71%@       4,541.53%            0.04%          93.42%
  Institutional Class
  2007<           $   -         $14.76        3.94%       $   17,316      1.22%@           1.39%            0.25%          81.49%
  2007 (2)            -          14.20        5.11%                -      1.01%@       2,495.13%            0.73%          93.42%
------------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL BARROW HANLEY VALUE FUND
  Class Z
  2007<           $   -         $ 9.29        6.30%       $  108,352      1.10%            1.34%            1.52%          10.04%
  2007                -           8.82       14.03%          124,884      1.10%            1.43%            1.52%          62.56%
  2006                -          16.61        4.69%          311,142      1.37%            1.45%            0.51%          26.88%
  2005                -          16.65        6.64%        1,374,194      1.44%            1.46%            0.34%          20.03%
  2004                -          15.88       34.82%        1,128,195      1.48%            1.49%            0.36%          24.31%
  2003                -          11.84      (25.73)%         647,508      1.45%            1.52%            1.00%          50.05%
  Class A
  2007<           $   -         $ 9.27        6.13%       $    2,559      1.35%            2.16%            1.27%          10.04%
  2007                -           8.80       13.86%            2,806      1.35%            1.79%            1.27%          62.56%
  2006                -          16.58        4.34%            3,791      1.59%            1.66%            0.38%          26.88%
  2005                -          16.62        6.41%            5,827      1.69%            1.71%            0.12%          20.03%
  2004+++             -          15.86       12.07%            2,555      1.75%            1.76%            0.25%          24.31%
  Class C
  2007<           $   -         $ 9.08        5.82%       $    3,434      2.10%            2.82%            0.53%          10.04%
  2007                -           8.62       12.78%            3,283      2.10%            2.56%            0.52%          62.56%
  2006                -          16.37        3.58%            5,988      2.35%            2.42%           (0.37)%         26.88%
  2005                -          16.46        5.62%           10,143      2.44%            2.46%           (0.65)%         20.03%
  2004+++             -          15.80       11.56%            3,093      2.50%            2.51%           (0.48)%         24.31%
  Class R
  2007<           $   -         $ 9.24        5.58%       $        -      1.60%        5,727.78%            0.97%          10.04%
  2007 (2)            -           8.81        1.38%                -      1.66%        4,635.05%            1.36%          62.56%
  Institutional Class
  2007<           $   -         $ 9.28        6.18%       $    1,002      0.90%           45.29%           (0.18)%         10.04%
  2007 (2)            -           8.83        1.61%                -      0.93%        2,546.53%            2.10%          62.56%
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.


                    Net                     Realized and
                   Asset             Net     Unrealized                   Dividends     Distributions                     Total
                   Value         Investment   Gains or       Total         from Net         from                        Dividends
                 Beginning         Income     (Losses)       from         Investment       Capital        Return of       and
                 of Period         (Loss)   on Securities  Operations       Income          Gains          Capital    Distributions
-----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND
  Class Z
  2007<            $13.14        $(0.08) (1)   $ 3.63        $ 3.55             $-             $-             $-             $-
  2007              13.04         (0.13) (1)     0.23          0.10              -              -              -              -
  2006              10.40         (0.14) (1)     2.78          2.64              -              -              -              -
  2005              10.77         (0.13) (1)    (0.24)        (0.37)             -              -              -              -
  2004               7.31         (0.14) (1)     3.60          3.46              -              -              -              -
  2003              14.79         (0.11) (1)    (7.37)        (7.48)             -              -              -              -
  Class A
  2007<            $13.02        $(0.10) (1)   $ 3.60        $ 3.50             $-             $-             $-             $-
  2007              12.96         (0.16) (1)     0.22          0.06              -              -              -              -
  2006              10.36         (0.17) (1)     2.77          2.60              -              -              -              -
  2005              10.75         (0.15) (1)    (0.24)        (0.39)             -              -              -              -
  2004++             9.69         (0.08) (1)     1.14          1.06              -              -              -              -
  Class C
  2007<            $12.68        $(0.14) (1)   $ 3.49        $ 3.35             $-             $-             $-             $-
  2007              12.72         (0.25) (1)     0.21         (0.04)             -              -              -              -
  2006              10.24         (0.25) (1)     2.73          2.48              -              -              -              -
  2005              10.71         (0.23) (1)    (0.24)        (0.47)             -              -              -              -
  2004++             9.69         (0.13) (1)     1.15          1.02              -              -              -              -
  Class R
  2007<            $13.11        $(0.12) (1)   $ 3.60        $ 3.48             $-             $-             $-             $-
  2007 (2)          13.02         (0.06) (1)     0.15          0.09              -              -              -              -
  Institutional Class
  2007<            $13.14        $(0.07) (1)   $ 3.65        $ 3.58             $-             $-             $-             $-
  2007 (2)          13.02         (0.03) (1)     0.15          0.12              -              -              -              -
-----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL EMERGING GROWTH FUND
  Class Z
  2007<            $15.79        $(0.10) (1)   $ 2.76        $ 2.66             $-             $-             $-             $-
  2007              15.83         (0.16) (1)     0.12         (0.04)             -              -              -              -
  2006              12.42         (0.17) (1)     3.58          3.41              -              -              -              -
  2005              12.66         (0.16) (1)    (0.08)        (0.24)             -              -              -              -
  2004               7.94         (0.16) (1)     4.88          4.72              -              -              -              -
  2003              14.23         (0.14)        (6.15)        (6.29)             -              -              -              -
  Class A
  2007<            $15.63        $(0.07) (1)   $ 2.68        $ 2.61             $-             $-             $-             $-
  2007              15.71         (0.20) (1)     0.12         (0.08)             -              -              -              -
  2006              12.36         (0.20) (1)     3.55          3.35              -              -              -              -
  2005              12.63         (0.19) (1)    (0.08)        (0.27)             -              -              -              -
  2004++            12.03         (0.10) (1)     0.70          0.60              -              -              -              -
  Class C
  2007<            $15.23        $(0.15) (1)   $ 2.62        $ 2.47             $-             $-             $-             $-
  2007              15.42         (0.30) (1)     0.11         (0.19)             -              -              -              -
  2006              12.22         (0.30) (1)     3.50          3.20              -              -              -              -
  2005              12.59         (0.28) (1)    (0.09)        (0.37)             -              -              -              -
  2004++            12.03         (0.15) (1)     0.71          0.56              -              -              -              -
  Class R
  2007<            $15.76        $(0.15) (1)   $ 2.72        $ 2.57             $-             $-             $-             $-
  2007 (2)          15.20         (0.07) (1)     0.63          0.56              -              -              -              -
  Institutional Class
  2007<            $15.79        $(0.08) (1)   $ 2.75        $ 2.67             $-             $-             $-             $-
  2007 (2)          15.20         (0.04) (1)     0.63          0.59              -              -              -              -
-----------------------------------------------------------------------------------------------------------------------------------


                                                                       Ratio                         Ratio of Net
                           Net                                         of Net         Ratio of        Investment
                          Asset                                       Expenses          Gross           Income
                          Value                    Net Assets        to Average      Expenses to        (Loss)        Portfolio
           Redemption      End        Total      End of Period          Net          Average Net      to Average       Turnover
               Fees      of Period    Return+         (000)             Assets*       Assets^^^,*      Net Assets*       Rate+
---------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND
  Class Z
  2007<      $-         $16.69        27.02%         $194,215           1.45%            1.90%           (1.07)%         92.68%
  2007        -          13.14         0.77%          160,833           1.45%            1.84%           (1.06)%        126.47%
  2006        -          13.04        25.38%          222,617           1.59%            1.62%           (1.24)%        104.99%
  2005        -          10.40        (3.44)%         229,768           1.64%            1.64%           (1.22)%         63.05%
  2004        -          10.77        47.33%          314,112           1.66%            1.67%           (1.40)%        135.24%
  2003        -           7.31       (50.57)%         262,244           1.54%            1.54%           (1.24)%        261.67%
  Class A
  2007<      $-         $16.52        26.88%         $    763           1.70%           17.37%           (1.28)%         92.68%
  2007        -          13.02         0.46%               73           1.70%            8.11%           (1.31)%        126.47%
  2006        -          12.96        25.10%               67           1.83%            1.87%           (1.48)%        104.99%
  2005        -          10.36        (3.63)%              53           1.90%            1.90%           (1.47)%         63.05%
  2004++      -          10.75        10.94%               55           1.86%            1.87%           (1.56)%        135.24%
  Class C
  2007<      $-         $16.03        26.42%         $    232           2.45%           17.36%           (2.02)%         92.68%
  2007        -          12.68        (0.31)%             123           2.45%            6.06%           (2.06)%        126.47%
  2006        -          12.72        24.22%              124           2.57%            2.61%           (2.19)%        104.99%
  2005        -          10.24        (4.39)%              53           2.65%            2.65%           (2.22)%         63.05%
  2004++      -          10.71        10.53%               55           2.61%            2.62%           (2.31)%        135.24%
  Class R
  2007<      $-         $16.59        26.54%         $      -           1.95%        5,417.95%           (1.64)%         92.68%
  2007 (2)    -          13.11         0.69%                -           2.00%        4,637.59%           (1.56)%        126.47%
  Institutional Class
  2007<      $-         $16.72        27.25%         $      -           1.20%        2,230.70%           (0.89)%         92.68%
  2007 (2)    -          13.14         0.92%                -           1.22%        2,547.92%           (0.80)%        126.47%
----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL EMERGING GROWTH FUND
  Class Z
  2007<      $-         $18.45        16.85%         $179,193           1.30%            1.57%           (1.12)%         62.98%
  2007        -          15.79        (0.25)%         160,761           1.30%            1.57%           (1.08)%        221.65%
  2006        -          15.83        27.46%          182,191           1.43%            1.45%           (1.23)%        157.70%
  2005        -          12.42        (1.90)%         184,294           1.46%            1.47%           (1.36)%         68.28%
  2004        -          12.66        59.45%          278,178           1.40%            1.41%           (1.30)%         96.38%
  2003        -           7.94       (44.20)%         201,460           1.55%            1.55%           (1.44)%        218.32%
  Class A
  2007<      $-         $18.24        16.70%         $      6           1.55%           41.40%           (0.83)%         62.98%
  2007        -          15.63        (0.51)%              65           1.55%            8.19%           (1.33)%        221.65%
  2006        -          15.71        27.10%               65           1.68%            1.70%           (1.48)%        157.70%
  2005        -          12.36        (2.14)%              51           1.71%            1.72%           (1.61)%         68.28%
  2004++      -          12.63         4.99%               53           1.62%            1.63%           (1.57)%         96.38%
  Class C
  2007<      $-         $17.70        16.22%         $     59           2.30%           19.04%           (1.88)%         62.98%
  2007        -          15.23        (1.23)%             122           2.30%            6.89%           (2.08)%        221.65%
  2006        -          15.42        26.19%               92           2.41%            2.44%           (2.21)%        157.70%
  2005        -          12.22        (2.94)%              51           2.46%            2.47%           (2.36)%         68.28%
  2004++      -          12.59         4.66%               52           2.37%            2.38%           (2.32)%         96.38%
  Class R
  2007<      $-         $18.33        16.31%         $      -           1.80%        5,392.17%           (1.69)%         62.98%
  2007 (2)    -          15.76         3.68%                -           1.85%        4,571.29%           (1.75)%        221.65%
  Institutional Class
  2007<      $-         $18.46        16.91%         $      -           1.05%        2,224.40%           (0.97)%         62.98%
  2007 (2)    -          15.79         3.88%                -           1.07%        2,511.60%           (0.98)%        221.65%
----------------------------------------------------------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED) AND FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007 (UNAUDITED)


                    Net                     Realized and
                   Asset             Net     Unrealized                   Dividends     Distributions                     Total
                   Value         Investment   Gains or       Total         from Net         from                        Dividends
                 Beginning         Income     (Losses)       from         Investment       Capital        Return of       and
                 of Period         (Loss)   on Securities  Operations       Income          Gains          Capital    Distributions
-----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL FOCUSED FUND
  Class Z
  2007<            $23.53        $ 0.07 (1)    $ 2.37        $ 2.44         $    -             $-             $-         $    -
  2007              20.36          0.13 (1)      3.10          3.23          (0.06)             -              -          (0.06)
  2006              18.61          0.02 (1)      1.82          1.84          (0.09)             -              -          (0.09)
  2005              17.19          0.07 (1)      1.35          1.42              -              -              -              -
  2004              12.01         (0.02) (1)     5.20          5.18              -              -              -              -
  2003              16.20         (0.02)        (4.17)        (4.19)             -              -              -              -
  Class A
  2007<            $23.39        $ 0.04 (1)    $ 2.36        $ 2.40         $    -             $-             $-         $    -
  2007              20.29          0.12 (1)      3.03          3.15          (0.05)             -              -          (0.05)
  2006              18.55         (0.03) (1)     1.81          1.78          (0.04)             -              -          (0.04)
  2005              17.17          0.03 (1)      1.35          1.38              -              -              -              -
  2004++            14.79         (0.03) (1)     2.41          2.38              -              -              -              -
  Class C
  2007<            $22.88        $(0.05) (1)   $ 2.30        $ 2.25         $    -             $-             $-         $    -
  2007              19.95         (0.07) (1)     3.00          2.93              -              -              -              -
  2006              18.34         (0.17) (1)     1.78          1.61              -              -              -              -
  2005              17.10         (0.10) (1)     1.34          1.24              -              -              -              -
  2004++            14.79         (0.09) (1)     2.40          2.31              -              -              -              -
  Class R
  2007<            $23.48        $(0.01) (1)   $ 2.29        $ 2.28         $    -             $-             $-         $    -
  2007 (2)          24.26             - (1)     (0.78)        (0.78)             -              -              -              -
  Institutional Class
  2007<            $23.54        $ 0.10 (1)    $ 2.34        $ 2.44         $    -             $-             $-         $    -
  2007 (2)          24.26          0.06 (1)     (0.78)        (0.72)             -              -              -              -
----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL GROWTH FUND
  Class Z
  2007<            $23.90        $(0.07) (1)   $ 4.36        $ 4.29         $    -             $-             $-         $    -
  2007              23.21         (0.08) (1)     0.77          0.69              -              -              -              -
  2006              18.36         (0.12) (1)     4.97          4.85              -              -              -              -
  2005              18.34         (0.19) (1)     0.21          0.02              -              -              -              -
  2004              13.90         (0.20) (1)     4.64          4.44              -              -              -              -
  2003              18.94         (0.17) (1)    (4.87)        (5.04)             -              -              -              -
  Class A
  2007<            $23.70        $(0.05) (1)   $ 4.27        $ 4.22         $    -             $-             $-         $    -
  2007              23.07         (0.13) (1)     0.76          0.63              -              -              -              -
  2006              18.29         (0.14) (1)     4.92          4.78              -              -              -              -
  2005              18.32         (0.25) (1)     0.22         (0.03)             -              -              -              -
  2004++            16.68         (0.13) (1)     1.77          1.64              -              -              -              -
  Class C
  2007<            $23.08        $(0.19) (1)   $ 4.20        $ 4.01         $    -             $-             $-         $    -
  2007              22.64         (0.30) (1)     0.74          0.44              -              -              -              -
  2006              18.09         (0.30) (1)     4.85          4.55              -              -              -              -
  2005              18.25         (0.38) (1)     0.22         (0.16)             -              -              -              -
  2004++            16.68         (0.20) (1)     1.77          1.57              -              -              -              -
  Class R
  2007<            $23.87        $(0.13) (1)   $ 4.27        $ 4.14         $    -             $-             $-         $    -
  2007 (2)          23.05         (0.06) (1)     0.88          0.82              -              -              -              -
  Institutional Class
  2007<            $23.91        $(0.05) (1)   $ 4.35        $ 4.30         $    -             $-             $-         $    -
  2007 (2)          23.05         (0.02) (1)     0.88          0.86              -              -              -              -
----------------------------------------------------------------------------------------------------------------------------------


                                                                        Ratio                         Ratio of Net
                          Net                                           of Net         Ratio of        Investment
                         Asset                                         Expenses          Gross           Income
                         Value                      Net Assets        to Average      Expenses to       (Loss) to      Portfolio
           Redemption     End          Total      End of Period          Net          Average Net        Average       Turnover
              Fees     of Period      Return+         (000)             Assets*       Assets^^^,*      Net Assets*       Rate+
----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL FOCUSED FUND
  Class Z
  2007<        $-         $25.97        10.37%       $   24,049           1.15%            1.39%            0.56%          31.86%
  2007          -          23.53        15.85%           25,555           1.15%            1.44%            0.57%          95.63%
  2006          -          20.36         9.88%           17,566           1.39%            1.47%            0.08%         110.47%
  2005          -          18.61         8.26%           19,724           1.49%            1.62%            0.42%         192.04%
  2004          -          17.19        43.13%           26,574           1.50%            1.54%           (0.15)%        240.63%
  2003          -          12.01       (25.86)%          23,293           1.50%            1.50%           (0.23)%        281.70%
  Class A
  2007<        $-         $25.79        10.26%       $    3,387           1.40%            1.85%            0.32%          31.86%
  2007          -          23.39        15.52%            3,265           1.40%            1.73%            0.50%          95.63%
  2006          -          20.29         9.59%               69           1.64%            1.72%           (0.15)%        110.47%
  2005          -          18.55         8.04%               63           1.74%            1.87%            0.20%         192.04%
  2004++        -          17.17        16.09%               58           1.77%            1.85%           (0.36)%        240.63%
  Class C
  2007<        $-         $25.13         9.83%       $      437           2.15%            9.77%           (0.40)%         31.86%
  2007          -          22.88        14.69%              238           2.15%            5.22%           (0.33)%         95.63%
  2006          -          19.95         8.78%               67           2.39%            2.47%           (0.90)%        110.47%
  2005          -          18.34         7.25%               62           2.49%            2.62%           (0.55)%        192.04%
  2004++        -          17.10        15.62%               58           2.52%            2.60%           (1.11)%        240.63%
  Class R
  2007<        $-         $25.76         9.71%       $        -           1.65%        5,811.52%           (0.04)%         31.86%
  2007 (2)      -          23.48        (3.22)%               -           1.71%        4,740.42%            0.40%          95.63%
  Institutional Class
  2007<        $-         $25.98        10.37%       $        -           0.80%        2,408.94%            0.80%          31.86%
  2007 (2)      -          23.54        (2.97)%               -           0.83%        2,604.40%            0.91%          95.63%
------------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL GROWTH FUND
  Class Z
  2007<        $-         $28.19        17.95%       $  584,987           1.10%            1.35%           (0.50)%         40.01%
  2007          -          23.90         2.97%          531,797           1.10%            1.33%           (0.36)%         93.58%
  2006          -          23.21        26.42%          655,520           1.35%            1.37%           (0.61)%        102.94%
  2005          -          18.36         0.11%          714,903           1.40%            1.40%           (1.16)%         36.93%
  2004          -          18.34        31.94%          986,917           1.38%            1.39%           (1.16)%        163.61%
  2003          -          13.90       (26.61)%       1,118,887           1.42%            1.42%           (1.12)%        167.87%
  Class A
  2007<        $-         $27.92        17.81%       $       56           1.35%           23.62%           (0.40)%         40.01%
  2007          -          23.70         2.73%               96           1.35%            5.41%           (0.56)%         93.58%
  2006          -          23.07        26.13%              224           1.55%            1.57%           (0.67)%        102.94%
  2005          -          18.29        (0.16)%              55           1.65%            1.65%           (1.41)%         36.93%
  2004++        -          18.32         9.83%               55           1.61%            1.62%           (1.42)%        163.61%
  Class C
  2007<        $-         $27.09        17.37%       $      179           2.10%           19.00%           (1.50)%         40.01%
  2007          -          23.08         1.94%              145           2.10%            5.91%           (1.36)%         93.58%
  2006          -          22.64        25.15%               68           2.34%            2.36%           (1.53)%        102.94%
  2005          -          18.09        (0.88)%              54           2.40%            2.40%           (2.16)%         36.93%
  2004++        -          18.25         9.41%               55           2.36%            2.37%           (2.17)%        163.61%
  Class R
  2007<        $-         $28.01        17.34%       $        -           1.60%        5,325.82%           (0.99)%         40.01%
  2007 (2)      -          23.87         3.56%                -           1.65%        4,579.04%           (0.98)%         93.58%
  Institutional Class
  2007<        $-         $28.21        17.98%       $        -           0.95%        2,206.97%           (0.39)%         40.01%
  2007 (2)      -          23.91         3.73%                -           0.97%        2,515.87%           (0.30)%         93.58%
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.


                    Net                     Realized and
                   Asset             Net     Unrealized                   Dividends     Distributions                     Total
                   Value         Investment   Gains or       Total         from Net         from                        Dividends
                 Beginning         Income     (Losses)       from         Investment       Capital        Return of       and
                 of Period         (Loss)   on Securities  Operations       Income          Gains          Capital    Distributions
-----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL HEITMAN REIT FUND
  Class Z
  2007<            $15.34        $(0.06) (1)   $(1.20)       $(1.26)        $(0.17)        $(0.48)        $    -         $(0.65)
  2007              14.28          0.12 (1)      2.57          2.69          (0.30)         (1.33)             -          (1.63)
  2006              11.77          0.10 (1)      4.07          4.17          (0.19)         (1.36)         (0.11) (3)     (1.66)
  2005              11.66          0.30 (1)      1.01^^^^      1.31          (0.29)         (0.91)             -          (1.20)
  2004               8.06          0.31 (1)      3.80          4.11          (0.34)         (0.12)         (0.05) (3)     (0.51)
  2003               9.58          0.30 (1)     (0.87)        (0.57)         (0.31)         (0.61)         (0.03) (3)     (0.95)
  Class A
  2007(<)          $15.34        $ 0.58 (1)    $(1.85)       $(1.27)        $(0.18)        $(0.48)        $    -         $(0.66)
  2007              14.28          0.08 (1)      2.57          2.65          (0.26)         (1.33)             -          (1.59)
  2006              11.77          0.07 (1)      4.07          4.14          (0.16)         (1.36)         (0.11) (3)     (1.63)
  2005              11.66          0.27 (1)      1.01^^^^      1.28          (0.26)         (0.91)             -          (1.17)
  2004++             9.84          0.14 (1)      2.02          2.16          (0.20)         (0.12)         (0.02) (3)     (0.34)
  Class C
  2007<            $15.32        $(0.13) (1)   $(1.20)       $(1.33)        $(0.10)        $(0.48)        $    -         $(0.58)
  2007              14.25             - (1)      2.54          2.54          (0.14)         (1.33)             -          (1.47)
  2006              11.75         (0.04) (1)     4.08          4.04          (0.07)         (1.36)         (0.11) (3)     (1.54)
  2005              11.65          0.18 (1)      1.01^^^^      1.19          (0.18)         (0.91)             -          (1.09)
  2004++             9.84          0.03 (1)      2.09          2.12          (0.17)         (0.12)         (0.02) (3)     (0.31)
  Class R
  2007 <           $15.34        $(0.09) (1)   $(1.26)       $(1.35)        $(0.14)        $(0.48)        $    -         $(0.62)
  2007 (2)          15.00          0.06 (1)      0.41          0.47          (0.13)             -              -          (0.13)
  Institutional Class
  2007 <           $15.34        $(0.04) (1)   $(1.22)       $(1.26)        $(0.20)        $(0.48)        $    -         $(0.68)
  2007 (2)          15.00          0.10 (1)      0.40          0.50          (0.16)             -              -          (0.16)
----------------------------------------------------------------------------------------------------------------------------------


                                                                                                       Ratio of Net
                           Net                                           Ratio          Ratio of        Investment
                          Asset                                          of Net           Gross           Income
                          Value                      Net Assets         Expenses       Expenses to        (Loss)        Portfolio
           Redemption      End          Total      End of Period       to Average      Average Net      to Average       Turnover
              Fees      of Period      Return+         (000)           Net Assets*     Assets^^^,*      Net Assets*       Rate+
-----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL HEITMAN REIT FUND
  Class Z
  2007<      $-         $13.43        (8.02)%        $ 98,746           1.25%            1.36%           (0.78)%         39.19%
  2007        -          15.34        19.20%          181,763           1.25%            1.30%            0.79%          67.95%
  2006        -          14.28        37.47%          182,951           1.31%            1.31%            0.73%          69.95%
  2005        -          11.77        10.96%          145,088           1.31%            1.31%            2.52%          82.58%
  2004        -          11.66        52.08%          133,980           1.30%            1.31%            3.15%          78.20%
  2003        -           8.06        (5.73)%          70,039           1.27%            1.33%            3.42%         110.81%
  Class A
  2007(<)    $-         $13.41        (8.13)%        $ 14,283           1.50%            3.62%            8.50%          39.19%
  2007        -          15.34        18.89%              389           1.50%            2.71%            0.56%          67.95%
  2006        -          14.28        37.16%              267           1.56%            1.56%            0.54%          69.95%
  2005        -          11.77        10.70%               68           1.56%            1.56%            2.27%          82.58%
  2004++      -          11.66        22.35%               61           1.56%            1.57%            2.63%          78.20%
  Class C
  2007<      $-         $13.41        (8.48)%        $    211           2.25%            9.09%           (1.89)%         39.19%
  2007        -          15.32        18.07%              388           2.25%            3.35%           (0.03)%         67.95%
  2006        -          14.25        36.17%              533           2.31%            2.31%           (0.28)%         69.95%
  2005        -          11.75         9.88%              236           2.31%            2.31%            1.54%          82.58%
  2004++      -          11.65        21.90%              156           2.30%            2.31%            0.63%          78.20%
  Class R
  2007 <     $-         $13.37        (8.60)%        $      -           1.75%        6,179.53%           (1.31)%         39.19%
  2007 (2)    -          15.34         3.15%                -           1.78%        4,432.43%            1.40%          67.95%
  Institutional Class
  2007 <     $-         $13.40        (8.03)%        $      -           0.95%        2,586.37%           (0.51)%         39.19%
  2007 (2)    -          15.34         3.37%                -           0.96%        2,435.56%            2.22%          67.95%
-----------------------------------------------------------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED) AND FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007 (UNAUDITED)


                    Net                     Realized and
                   Asset             Net     Unrealized                   Dividends     Distributions                     Total
                   Value         Investment   Gains or       Total         from Net         from                        Dividends
                 Beginning         Income     (Losses)       from         Investment       Capital        Return of       and
                 of Period         (Loss)   on Securities  Operations       Income          Gains          Capital    Distributions
-----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL LARGE CAP FUND
Class Z
2007<              $15.36        $ 0.05 (1)    $ 1.22        $ 1.27         $    -             $-             $-         $    -
2007                13.13          0.09 (1)      2.19          2.28          (0.05)             -              -          (0.05)
2006                12.13          0.08 (1)      0.99          1.07          (0.07)             -              -          (0.07)
2005                11.93          0.08 (1)      0.25          0.33          (0.13)             -              -          (0.13)
2004                 9.50          0.15 (1)      2.43          2.58          (0.15)             -              -          (0.15)
2003                13.34          0.13 (1)     (3.82)        (3.69)         (0.15)             -              -          (0.15)
Advisor Class
2007<              $15.30        $ 0.03 (1)    $ 1.21        $ 1.24         $    -             $-             $-         $    -
2007                13.09          0.05 (1)      2.18          2.23          (0.02)             -              -          (0.02)
2006                12.10          0.05 (1)      0.98          1.03          (0.04)             -              -          (0.04)
2005                11.89          0.05 (1)      0.25          0.30          (0.09)             -              -          (0.09)
2004                 9.48          0.12 (1)      2.42          2.54          (0.13)             -              -          (0.13)
2003                13.30          0.09 (1)     (3.79)        (3.70)         (0.12)             -              -          (0.12)
Class A
2007<              $15.32        $ 0.03 (1)    $ 1.21        $ 1.24         $    -             $-             $-         $    -
2007                13.12          0.04 (1)      2.19          2.23          (0.03)             -              -          (0.03)
2006                12.12          0.05 (1)      0.99          1.04          (0.04)             -              -          (0.04)
2005                11.92          0.06 (1)      0.24          0.30          (0.10)             -              -          (0.10)
2004++              11.08          0.05 (1)      0.93          0.98          (0.14)             -              -          (0.14)
Class C
2007<              $15.13        $(0.04) (1)   $ 1.20        $ 1.16         $    -             $-             $-         $    -
2007                13.02         (0.06) (1)     2.17          2.11              -              -              -              -
2006                12.09         (0.05) (1)     0.98          0.93              -              -              -              -
2005                11.89         (0.03) (1)     0.25          0.22          (0.02)             -              -          (0.02)
2004++              11.08          0.01 (1)      0.92          0.93          (0.12)             -              -          (0.12)
Class R
2007<              $15.34        $ 0.01 (1)    $ 1.15        $ 1.16         $    -             $-             $-         $    -
2007 (2)            15.68         (0.01) (1)    (0.33)        (0.34)             -              -              -              -
Institutional Class
2007<              $15.38        $ 0.07 (1)    $ 1.18        $ 1.25         $    -             $-             $-         $    -
2007 (2)            15.68          0.03 (1)     (0.33)        (0.30)             -              -              -              -
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                         Ratio of Net
                             Net                                           Ratio          Ratio of        Investment
                            Asset                                          of Net           Gross           Income
                            Value                      Net Assets         Expenses       Expenses to        (Loss)        Portfolio
          Redemption         End          Total      End of Period       to Average      Average Net      to Average      Turnover
             Fees         of Period      Return+         (000)          Net Assets*      Assets^^^,*      Net Assets*       Rate+
------------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL LARGE CAP FUND
Class Z
2007<           $-         $16.63         8.27%         $ 80,849           1.15%            1.42%            0.62%          30.46%
2007             -          15.36        17.32%          101,625           1.15%            1.22%            0.58%         176.89%
2006             -          13.13         8.86%           83,294           1.23%            1.24%            0.64%          77.33%
2005             -          12.13         2.73%          122,043           1.21%            1.21%            0.69%         152.98%
2004             -          11.93        27.20%          214,710           1.20%            1.21%            1.34%         252.96%
2003             -           9.50       (27.73)%         283,989           1.20%            1.20%            1.18%         428.30%
Advisor Class
2007<           $-         $16.54         8.10%         $     66           1.40%            5.71%            0.36%          30.46%
2007             -          15.30        17.04%              467           1.40%            2.34%            0.37%         176.89%
2006             -          13.09         8.51%              358           1.48%            1.49%            0.40%          77.33%
2005             -          12.10         2.53%              441           1.46%            1.46%            0.44%         152.98%
2004             -          11.89        26.81%              723           1.45%            1.46%            1.03%         252.96%
2003             -           9.48       (27.86)%             451           1.45%            1.45%            0.86%         428.30%
Class A
2007<           $-         $16.56         8.09%         $    671           1.40%            5.08%            0.42%          30.46%
2007             -          15.32        16.99%              374           1.40%            4.48%            0.29%         176.89%
2006             -          13.12         8.61%               61           1.48%            1.49%            0.38%          77.33%
2005             -          12.12         2.50%               56           1.46%            1.46%            0.47%         152.98%
2004++           -          11.92         8.91%               54           1.45%            1.46%            0.86%         252.96%
Class C
2007<           $-         $16.29         7.67%         $     74           2.15%           16.42%           (0.46)%         30.46%
2007             -          15.13        16.21%              125           2.15%            7.38%           (0.42)%        176.89%
2006             -          13.02         7.69%               59           2.23%            2.24%           (0.37)%         77.33%
2005             -          12.09         1.81%               55           2.21%            2.21%           (0.29)%        152.98%
2004++           -          11.89         8.49%               54           2.20%            2.21%            0.11%         252.96%
Class R
2007<           $-         $16.50         7.56%         $      -           1.65%        5,422.11%            0.08%          30.46%
2007 (2)         -          15.34        (2.17)%               -           1.71%        4,528.14%           (0.16)%        176.89%
Institutional Class
2007<           $-         $16.63         8.13%         $      -           0.85%        2,375.19%            0.88%          30.46%
2007 (2)         -          15.38        (1.91)%               -           0.87%        2,589.54%            0.68%         176.89%
------------------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.


                    Net                     Realized and
                   Asset             Net     Unrealized                   Dividends     Distributions                     Total
                   Value         Investment   Gains or       Total         from Net         from                        Dividends
                 Beginning         Income     (Losses)       from         Investment       Capital        Return of       and
                 of Period         (Loss)   on Securities  Operations       Income          Gains          Capital    Distributions
-----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL LARGE CAP GROWTH FUND
  Class Z
  2007<            $23.38        $(0.03) (1)   $ 3.63        $ 3.60             $-             $-             $-             $-
  2007              22.82         (0.08) (1)     0.64          0.56              -              -              -              -
  2006              19.20         (0.10) (1)     3.72          3.62              -              -              -              -
  2005              19.80         (0.08) (1)    (0.52)        (0.60)             -              -              -              -
  2004              15.10         (0.15) (1)     4.85          4.70              -              -              -              -
  2003              19.67         (0.11) (1)    (4.46)        (4.57)             -              -              -              -
  Class A
  2007<            $23.17        $(0.06) (1)   $ 3.60        $ 3.54             $-             $-             $-             $-
  2007              22.67         (0.14) (1)     0.64          0.50              -              -              -              -
  2006              19.12         (0.15) (1)     3.70          3.55              -              -              -              -
  2005              19.77         (0.14) (1)    (0.51)        (0.65)             -              -              -              -
  2004+++           17.45         (0.14) (1)     2.46          2.32              -              -              -              -
  Class C
  2007<            $22.54        $(0.15) (1)   $ 3.49        $ 3.34             $-             $-             $-             $-
  2007              22.22         (0.29) (1)     0.61          0.32              -              -              -              -
  2006              18.88         (0.30) (1)     3.64          3.34              -              -              -              -
  2005              19.67         (0.27) (1)    (0.52)        (0.79)             -              -              -              -
  2004+++           17.45         (0.23) (1)     2.45          2.22              -              -              -              -
  Class R
  2007<            $23.35        $(0.10) (1)   $ 3.54        $ 3.44             $-             $-             $-             $-
  2007 (2)          23.37         (0.05) (1)     0.03         (0.02)             -              -              -              -
  Institutional Class
  2007<            $23.40        $    - (1)    $ 3.62        $ 3.62             $-             $-             $-             $-
  2007 (2)          23.37             - (1)      0.03          0.03              -              -              -              -
----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL LARGE CAP GROWTH CONCENTRATED FUND
  Class Z
  2007<            $18.28        $(0.03) (1)   $ 3.39        $ 3.36             $-             $-             $-             $-
  2007              17.78         (0.08) (1)     0.58          0.50              -              -              -              -
  2006              14.03         (0.14) (1)     3.89          3.75              -              -              -              -
  2005              15.12         (0.09) (1)    (1.00)        (1.09)             -              -              -              -
  2004              11.35         (0.17) (1)     3.94          3.77              -              -              -              -
  2003              15.15         (0.09) (1)    (3.71)        (3.80)             -              -              -              -
  Class A
  2007<            $18.11        $(0.06) (1)   $ 3.37        $ 3.31             $-             $-             $-             $-
  2007              17.66         (0.12) (1)     0.57          0.45              -              -              -              -
  2006              13.97         (0.17) (1)     3.86          3.69              -              -              -              -
  2005              15.10         (0.13) (1)    (1.00)        (1.13)             -              -              -              -
  2004++            13.31         (0.12) (1)     1.91          1.79              -              -              -              -
  Class C
  2007<            $17.65        $(0.12) (1)   $ 3.26        $ 3.14             $-             $-             $-             $-
  2007              17.34         (0.25) (1)     0.56          0.31              -              -              -              -
  2006              13.82         (0.29) (1)     3.81          3.52              -              -              -              -
  2005              15.05         (0.24) (1)    (0.99)        (1.23)             -              -              -              -
  2004++            13.31         (0.17) (1)     1.91          1.74              -              -              -              -
  Class R
  2007<            $18.25        $(0.08) (1)   $ 3.32        $ 3.24             $-             $-             $-             $-
  2007 (2)          18.33         (0.05) (1)    (0.03)        (0.08)             -              -              -              -
  Institutional Class
  2007<            $18.29        $(0.01) (1)   $ 3.38        $ 3.37             $-             $-             $-             $-
  2007 (2)          18.33         (0.01) (1)    (0.03)        (0.04)             -              -              -              -
----------------------------------------------------------------------------------------------------------------------------------


                                                                                                       Ratio of Net
                               Net                                       Ratio          Ratio of        Investment
                              Asset                                      of Net           Gross           Income
                              Value                      Net Assets     Expenses       Expenses to        (Loss)        Portfolio
            Redemption         End          Total      End of Period   to Average      Average Net      to Average       Turnover
               Fees         of Period      Return+         (000)       Net Assets*     Assets^^^,*      Net Assets*       Rate+
-----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL LARGE CAP GROWTH FUND
  Class Z
  2007<           $-         $26.98        15.40%         $ 89,536       1.25%            1.51%           (0.24)%         35.73%
  2007             -          23.38         2.45%           86,240       1.25%            1.43%           (0.34)%        140.62%
  2006             -          22.82        18.85%          111,398       1.31%            1.33%           (0.49)%        110.59%
  2005             -          19.20        (3.03)%         143,955       1.32%            1.32%           (0.43)%         35.70%
  2004             -          19.80        31.13%          184,688       1.34%            1.35%           (0.83)%         63.17%
  2003             -          15.10       (23.23)%         172,972       1.33%            1.33%           (0.67)%        124.58%
  Class A
  2007<           $-         $26.71        15.28%         $    215       1.50%           16.48%           (0.49)%         35.73%
  2007             -          23.17         2.21%              169       1.50%            4.49%           (0.61)%        140.62%
  2006             -          22.67        18.57%               65       1.56%            1.57%           (0.70)%        110.59%
  2005             -          19.12        (3.29)%              55       1.57%            1.57%           (0.72)%         35.70%
  2004+++          -          19.77        13.30%               77       1.58%            1.59%           (1.09)%         63.17%
  Class C
  2007<           $-         $25.88        14.82%         $      7       2.25%           39.13%           (1.26)%         35.73%
  2007             -          22.54         1.44%               83       2.25%            7.59%           (1.34)%        140.62%
  2006             -          22.22        17.69%               79       2.31%            2.32%           (1.44)%        110.59%
  2005             -          18.88        (4.02)%              67       2.32%            2.32%           (1.40)%         35.70%
  2004+++          -          19.67        12.72%               56       2.33%            2.34%           (1.83)%         63.17%
  Class R
  2007<           $-         $26.79        14.73%         $      -       1.75%        5,684.34%           (0.77)%         35.73%
  2007 (2)         -          23.35        (0.09)%               -       1.80%        4,649.93%           (0.84)%        140.62%
  Institutional Class
  2007<           $-         $27.02        15.47%         $      -       0.95%        2,353.83%            0.02%          35.73%
  2007 (2)         -          23.40         0.13%                -       0.97%        2,554.60%           (0.01)%        140.62%
-----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL LARGE CAP GROWTH CONCENTRATED FUND
  Class Z
  2007<           $-         $21.64        18.38%         $116,091       1.25%            1.61%           (0.33)%         42.01%
  2007             -          18.28         2.81%          111,341       1.25%            1.51%           (0.44)%        157.06%
  2006             -          17.78        26.73%          140,148       1.41%            1.44%           (0.90)%        128.58%
  2005             -          14.03        (7.21)%         153,215       1.46%            1.46%           (0.64)%         41.95%
  2004             -          15.12        33.22%          217,059       1.46%            1.47%           (1.24)%         73.65%
  2003             -          11.35       (25.08)%         209,192       1.48%            1.48%           (0.74)%        156.30%
  Class A
  2007<           $-         $21.42        18.28%         $  1,012       1.50%            3.56%           (0.58)%         42.01%
  2007             -          18.11         2.55%              660       1.50%            2.78%           (0.67)%        157.06%
  2006             -          17.66        26.41%               84       1.64%            1.68%           (1.05)%        128.58%
  2005             -          13.97        (7.48)%              52       1.71%            1.71%           (0.88)%         41.95%
  2004++           -          15.10        13.45%               57       1.70%            1.71%           (1.56)%         73.65%
  Class C
  2007<           $-         $20.79        17.79%         $  1,296       2.25%            7.04%           (1.25)%         42.01%
  2007             -          17.65         1.79%              226       2.25%            5.00%           (1.45)%        157.06%
  2006             -          17.34        25.47%              110       2.41%            2.44%           (1.84)%        128.58%
  2005             -          13.82        (8.17)%              62       2.46%            2.46%           (1.60)%         41.95%
  2004++           -          15.05        13.07%               57       2.45%            2.46%           (2.31)%         73.65%
  Class R
  2007<           $-         $21.49        17.75%         $      -       1.75%        5,685.99%           (0.85)%         42.01%
  2007 (2)         -          18.25        (0.44)%               -       1.80%        4,666.84%           (1.00)%        157.06%
  Institutional Class
  2007<           $-         $21.66        18.43%         $      -       0.95%        2,347.73%           (0.06)%         42.01%
  2007 (2)         -          18.29        (0.22)%               -       0.97%        2,564.04%           (0.16)%        157.06%
-----------------------------------------------------------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED) AND FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007 (UNAUDITED)


                    Net                     Realized and
                   Asset             Net     Unrealized                   Dividends     Distributions                     Total
                   Value         Investment   Gains or       Total         from Net         from                        Dividends
                 Beginning         Income     (Losses)       from         Investment       Capital        Return of       and
                 of Period         (Loss)   on Securities  Operations       Income          Gains          Capital    Distributions
-----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL MID-CAP FUND
  Class Z
  2007<            $16.39        $ 0.02 (1)    $ 0.82        $ 0.84         $    -         $    -             $-         $    -
  2007              19.46         (0.08) (1)     1.11          1.03              -          (4.10)             -          (4.10)
  2006              17.97         (0.05) (1)     3.09          3.04          (0.01)         (1.54)             -          (1.55)
  2005              17.93         (0.03) (1)     1.73          1.70              -          (1.66)             -          (1.66)
  2004              12.29         (0.07) (1)     5.71          5.64              -              -              -              -
  2003              15.74         (0.04) (1)    (3.41)        (3.45)             -              -              -              -
  Advisor Class
  2007<            $16.09        $    - (1)    $ 0.79        $ 0.79         $    -         $    -             $-         $    -
  2007              19.22         (0.12) (1)     1.09          0.97              -          (4.10)             -          (4.10)
  2006              17.79         (0.09) (1)     3.06          2.97              -          (1.54)             -          (1.54)
  2005              17.82         (0.07) (1)     1.70          1.63              -          (1.66)             -          (1.66)
  2004              12.25         (0.11) (1)     5.68          5.57              -              -              -              -
  2003              15.72         (0.07) (1)    (3.40)        (3.47)             -              -              -              -
  Class A
  2007<            $16.20        $ 0.01 (1)    $ 0.80        $ 0.81         $    -         $    -             $-         $    -
  2007              19.32         (0.12) (1)     1.10          0.98              -          (4.10)             -          (4.10)
  2006              17.88         (0.09) (1)     3.07          2.98              -          (1.54)             -          (1.54)
  2005              17.90         (0.07) (1)     1.71          1.64              -          (1.66)             -          (1.66)
  2004+++           14.59         (0.08) (1)     3.39          3.31              -              -              -              -
  Class C
  2007<            $15.63        $(0.06) (1)   $ 0.77        $ 0.71         $    -         $    -             $-         $    -
  2007              18.92         (0.24) (1)     1.05          0.81              -          (4.10)             -          (4.10)
  2006              17.66         (0.23) (1)     3.03          2.80              -          (1.54)             -          (1.54)
  2005              17.82         (0.18) (1)     1.68          1.50              -          (1.66)             -          (1.66)
  2004+++           14.59         (0.16) (1)     3.39          3.23              -              -              -              -
  Class R
  2007<            $16.37        $(0.03) (1)   $ 0.76        $ 0.73         $    -         $    -             $-         $    -
  2007 (2)          16.09         (0.04) (1)     0.32          0.28              -              -              -              -
  Institutional Class
  2007<            $16.40        $ 0.04 (1)    $ 0.80        $ 0.84         $    -         $    -             $-         $    -
  2007 (2)          16.09         (0.01) (1)     0.32          0.31              -              -              -              -
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                         Ratio of Net
                               Net                                                          Ratio of      Investment
                              Asset                                      Ratio of Net         Gross         Income
                              Value                      Net Assets        Expenses        Expenses to      (Loss)        Portfolio
            Redemption         End          Total      End of Period      to Average       Average Net    to Average       Turnover
               Fees         of Period      Return+         (000)          Net Assets*      Assets^^^,*    Net Assets*       Rate+
------------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL MID-CAP FUND
  Class Z
  2007<           $-         $17.23         5.13%         $210,181           1.20%            1.39%          0.25%          57.32%
  2007             -          16.39         7.91%          247,662           1.20%            1.38%         (0.45)%         99.00%
  2006             -          19.46        17.52%          403,953           1.32%            1.35%         (0.25)%         81.91%
  2005             -          17.97         9.59%          455,657           1.33%            1.33%         (0.18)%        116.71%
  2004             -          17.93        45.89%          452,530           1.37%            1.38%         (0.47)%        143.80%
  2003             -          12.29       (21.92)%         288,030           1.40%            1.40%         (0.33)%        195.22%
  Advisor Class
  2007<           $-         $16.88         4.91%         $  2,460           1.45%            1.80%          0.02%          57.32%
  2007             -          16.09         7.66%            6,039           1.45%            1.61%         (0.69)%         99.00%
  2006             -          19.22        17.26%            7,222           1.57%            1.60%         (0.49)%         81.91%
  2005             -          17.79         9.25%            8,416           1.58%            1.58%         (0.37%         116.71%
  2004             -          17.82        45.47%            6,493           1.62%            1.63%         (0.72)%        143.80%
  2003             -          12.25       (22.07)%           1,634           1.65%            1.65%         (0.54)%        195.22%
  Class A
  2007<           $-         $17.01         5.00%         $  1,590           1.45%            4.96%          0.15%          57.32%
  2007             -          16.20         7.66%              150           1.45%            3.77%         (0.71)%         99.00%
  2006             -          19.32        17.23%              199           1.58%            1.60%         (0.49)%         81.91%
  2005             -          17.88         9.26%              258           1.58%            1.58%         (0.39)%        116.71%
  2004+++          -          17.90        22.69%              191           1.62%            1.63%         (0.69)%        143.80%
  Class C
  2007<           $-         $16.34         4.54%         $    184           2.20%           10.66%         (0.75)%         57.32%
  2007             -          15.63         6.82%              337           2.20%            3.76%         (1.44)%         99.00%
  2006             -          18.92        16.41%              290           2.31%            2.34%         (1.25)%         81.91%
  2005             -          17.66         8.50%              169           2.33%            2.33%         (1.01)%        116.71%
  2004+++          -          17.82        22.14%               92           2.37%            2.38%         (1.43)%        143.80%
  Class R
  2007<           $-         $17.10         4.46%         $      -           1.70%        5,725.07%         (0.29)%         57.32%
  2007 (2)         -          16.37         1.74%                -           1.74%        4,592.05%         (0.98)%         99.00%
  Institutional Class
  2007<           $-         $17.24         5.12%         $      -           1.00%        2,362.99%          0.41%          57.32%
  2007 (2)         -          16.40         1.93%                -           1.03%        2,523.01%         (0.25%)         99.00%
------------------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

                    Net                     Realized and
                   Asset             Net     Unrealized                   Dividends     Distributions                     Total
                   Value         Investment   Gains or       Total         from Net         from                        Dividends
                 Beginning         Income     (Losses)       from         Investment       Capital        Return of       and
                 of Period         (Loss)   on Securities  Operations       Income          Gains          Capital    Distributions
------------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL SELECT GROWTH FUND
  Class Z
  2007<            $25.56        $(0.10) (1)   $ 6.14        $ 6.04             $-             $-             $-             $-
  2007              24.63         (0.14) (1)     1.07          0.93              -              -              -              -
  2006              19.95         (0.20) (1)     4.88          4.68              -              -              -              -
  2005              20.91         (0.26) (1)    (0.70)        (0.96)             -              -              -              -
  2004              15.71         (0.28) (1)     5.48          5.20              -              -              -              -
  2003              22.74         (0.19)        (6.84)        (7.03)             -              -              -              -
  Class A
  2007<            $25.33        $(0.13) (1)   $ 6.08        $ 5.95             $-             $-             $-             $-
  2007              24.47         (0.21) (1)     1.07          0.86              -              -              -              -
  2006              19.87         (0.25) (1)     4.85          4.60              -              -              -              -
  2005              20.88         (0.31) (1)    (0.70)        (1.01)             -              -              -              -
  2004++            19.43         (0.18) (1)     1.63          1.45              -              -              -              -
  Class C
  2007<            $24.68        $(0.21) (1)   $ 5.88        $ 5.67             $-             $-             $-             $-
  2007              24.01         (0.38) (1)     1.05          0.67              -              -              -              -
  2006              19.65         (0.41) (1)     4.77          4.36              -              -              -              -
  2005              20.80         (0.46) (1)    (0.69)        (1.15)             -              -              -              -
  2004++            19.43         (0.26) (1)     1.63          1.37              -              -              -              -
  Class R
  2007<            $25.52        $(0.16) (1)   $ 6.04        $ 5.88             $-             $-             $-             $-
  2007 (2)          25.49         (0.09) (1)     0.12          0.03              -              -              -              -
  Institutional Class
  2007<            $25.57        $(0.06) (1)   $ 6.12        $ 6.06             $-             $-             $-             $-
  2007 (2)          25.49         (0.03) (1)     0.11          0.08              -              -              -              -
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                         Ratio of Net
                               Net                                                          Ratio of      Investment
                              Asset                                      Ratio of Net         Gross         Income
                              Value                      Net Assets        Expenses        Expenses to      (Loss)        Portfolio
            Redemption         End          Total      End of Period      to Average       Average Net    to Average       Turnover
               Fees         of Period      Return+         (000)          Net Assets*      Assets^^^,*    Net Assets*       Rate+
------------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL SELECT GROWTH FUND
  Class Z
  2007<           $-         $31.60        23.63%         $134,005           1.25%            1.69%         (0.71)%         75.75%
  2007             -          25.56         3.78%          118,721           1.25%            1.61%         (0.58)%        201.17%
  2006             -          24.63        23.46%          150,145           1.46%            1.51%         (0.93)%        157.84%
  2005             -          19.95        (4.59)%         163,617           1.53%            1.53%         (1.28)%        141.68%
  2004             -          20.91        33.10%          231,034           1.52%            1.53%         (1.44)%        179.85%
  2003             -          15.71       (30.91)%         225,127           1.55%            1.55%         (1.02)%        381.73%
  Class A
  2007<           $-         $31.28        23.49%         $    109           1.50%           22.74%         (0.95)%         75.75%
  2007             -          25.33         3.51%              133           1.50%            5.23%         (0.88)%        201.17%
  2006             -          24.47        23.15%               63           1.71%            1.76%         (1.14)%        157.84%
  2005             -          19.87        (4.84)%              51           1.78%            1.78%         (1.52)%        141.68%
  2004++           -          20.88         7.46%               54           1.76%            1.77%         (1.68)%        179.85%
  Class C
  2007<           $-         $30.35        22.97%         $     68           2.25%           41.15%         (1.61)%         75.75%
  2007             -          24.68         2.79%               64           2.25%            8.93%         (1.59)%        201.17%
  2006             -          24.01        22.19%               62           2.46%            2.51%         (1.90)%        157.84%
  2005             -          19.65        (5.53)%              51           2.53%            2.53%         (2.27)%        141.68%
  2004++           -          20.80         7.05%               54           2.51%            2.52%         (2.43)%        179.85%
  Class R
  2007<           $-         $31.40        23.04%         $      -           1.75%        3,059.01%         (1.16)%         75.75%
  2007 (2)         -          25.52         0.12%                -           1.80%        4,564.47%         (1.32)%        201.17%
  Institutional Class
  2007<           $-         $31.63        23.70%         $      -           0.95%        2,210.69%         (0.44)%         75.75%
  2007 (2)         -          25.57         0.31%                -           0.97%        2,563.60%         (0.49)%        201.17%
------------------------------------------------------------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED) AND FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007 (UNAUDITED)

                    Net                     Realized and
                   Asset             Net     Unrealized                   Dividends     Distributions                     Total
                   Value         Investment   Gains or       Total         from Net         from                        Dividends
                 Beginning         Income     (Losses)       from         Investment       Capital        Return of       and
                 of Period         (Loss)   on Securities  Operations       Income          Gains          Capital    Distributions
-----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL SMALL CAP FUND
  Class Z
  2007<            $27.90        $ 0.26 (1)    $ 1.53        $ 1.79             $-             $-             $-             $-
  2007              25.05         (0.10) (1)     2.95          2.85              -              -              -              -
  2006              22.16         (0.07) (1)     2.96          2.89              -              -              -              -
  2005              20.29         (0.20) (1)     2.07          1.87              -              -              -              -
  2004              13.27         (0.15) (1)     7.17          7.02              -              -              -              -
  2003              20.65         (0.13) (1)    (7.25)        (7.38)             -              -              -              -
  Class A
  2007<            $27.67        $ 0.25 (1)    $ 1.49        $ 1.74             $-             $-             $-             $-
  2007              24.90         (0.16) (1)     2.93          2.77              -              -              -              -
  2006              22.08         (0.12) (1)     2.94          2.82              -              -              -              -
  2005              20.27         (0.25) (1)     2.06          1.81              -              -              -              -
  2004++            16.80         (0.11) (1)     3.58          3.47              -              -              -              -
  Class C
  2007<            $26.94        $ 0.10 (1)    $ 1.48        $ 1.58             $-             $-             $-             $-
  2007              24.44         (0.34) (1)     2.84          2.50              -              -              -              -
  2006              21.84         (0.29) (1)     2.89          2.60              -              -              -              -
  2005              20.19         (0.40) (1)     2.05          1.65              -              -              -              -
  2004++            16.80         (0.18) (1)     3.57          3.39              -              -              -              -
  Class R
  2007<            $27.85        $ 0.16 (1)    $ 1.47        $ 1.63             $-             $-             $-             $-
  2007 (2)          26.66         (0.07) (1)     1.26          1.19              -              -              -              -
  Institutional Class
  2007<            $27.91        $ 0.26 (1)    $ 1.53        $ 1.79             $-             $-             $-             $-
  2007 (2)          26.66         (0.02) (1)     1.27          1.25              -              -              -              -
-----------------------------------------------------------------------------------------------------------------------------------


                                                                          Ratio                         Ratio of Net
                                Net                                       of Net         Ratio of        Investment
                               Asset                                     Expenses          Gross           Income
                               Value                      Net Assets    to Average      Expenses to        (Loss)        Portfolio
             Redemption       End of         Total      End of Period      Net          Average Net      to Average       Turnover
                Fees          Period        Return+         (000)         Assets*       Assets^^^,*      Net Assets*       Rate+
------------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL SMALL CAP FUND
  Class Z
  2007<            $-         $29.69         6.42%         $ 42,599       1.25%            1.62%            1.76%          53.61%
  2007              -          27.90        11.38%           46,005       1.25%            1.67%           (0.41)%        104.61%
  2006              -          25.05        13.04%           49,868       1.44%            1.65%           (0.32)%        116.13%
  2005              -          22.16         9.22%           60,556       1.50%            1.61%           (1.01)%         98.18%
  2004              -          20.29        52.90%          102,497       1.50%            1.56%           (0.84)%        116.57%
  2003              -          13.27       (35.74)%         102,497       1.50%            1.59%           (0.83)%        115.44%
  Class A
  2007<            $-         $29.41         6.29%         $    136       1.50%           11.77%            1.74%          53.61%
  2007              -          27.67        11.12%              166       1.50%            4.65%           (0.64)%        104.61%
  2006              -          24.90        12.77%               98       1.68%            1.89%           (0.53)%        116.13%
  2005              -          22.08         8.93%               78       1.75%            1.86%           (1.23)%         98.18%
  2004++            -          20.27        20.65%               60       1.74%            1.83%           (1.16)%        116.57%
  Class C
  2007<            $-         $28.52         5.86%         $    146       2.25%           13.30%            0.71%          53.61%
  2007              -          26.94        10.23%              212       2.25%            5.88%           (1.37)%        104.61%
  2006              -          24.44        11.90%               79       2.44%            2.64%           (1.29)%        116.13%
  2005              -          21.84         8.17%               71       2.50%            2.61%           (1.98)%         98.18%
  2004++            -          20.19        20.18%               60       2.49%            2.58%           (1.91)%        116.57%
  Class R
  2007<            $-         $29.48         5.85%         $      -       1.75%        5,504.36%            1.10%          53.61%
  2007 (2)          -          27.85         4.46%                -       1.80%        4,558.16%           (0.99)%        104.61%
  Institutional Class
  2007<            $-         $29.70         6.41%         $      -       1.10%        2,284.23%            1.78%          53.61%
  2007 (2)          -          27.91         4.69%                -       1.12%        2,504.37%           (0.31)%        104.61%
------------------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

                                               Realized
                    Net                          and
                   Asset             Net     Unrealized                   Dividends                                       Total
                   Value         Investment   Gains or       Total         from Net     Distributions                   Dividends
                 Beginning         Income    (Losses) on     from         Investment    from Capital      Return of       and
                 of Period         (Loss)     Securities   Operations       Income          Gains          Capital    Distributions
-----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL STRATEGIC SMALL COMPANY FUND
  Class Z
  2007<            $13.47        $ 0.02 (1)    $ 1.48        $ 1.50             $-         $    -             $-         $    -
  2007              17.43         (0.12) (1)     0.33          0.21              -          (4.17)             -          (4.17)
  2006              14.47         (0.13) (1)     3.09          2.96              -              -              -              -
  2005              13.68         (0.16) (1)     0.95          0.79              -              -              -              -
  2004               8.72         (0.14) (1)     5.10          4.96              -              -              -              -
  2003              13.37         (0.11) (1)    (4.54)        (4.65)             -              -              -              -
  Advisor Class
  2007<            $13.28        $    - (1)    $ 1.46        $ 1.46             $-         $    -             $-         $    -
  2007              17.29         (0.15) (1)     0.31          0.16              -          (4.17)             -          (4.17)
  2006              14.38         (0.16) (1)     3.07          2.91              -              -              -              -
  2005              13.63         (0.19) (1)     0.94          0.75              -              -              -              -
  2004               8.71         (0.18) (1)     5.10          4.92              -              -              -              -
  2003 (4)           9.29         (0.07)        (0.51)        (0.58)             -              -              -              -
  Class A
  2007<            $13.31        $   (-) (1)   $ 1.46        $ 1.46             $-         $    -             $-         $    -
  2007              17.31         (0.14) (1)     0.31          0.17              -          (4.17)             -          (4.17)
  2006              14.41         (0.16) (1)     3.06          2.90              -              -              -              -
  2005              13.66         (0.19) (1)     0.94          0.75              -              -              -              -
  2004+++           11.72         (0.13) (1)     2.07          1.94              -              -              -              -
  Class C
  2007<            $12.84        $(0.02) (1)   $ 1.37        $ 1.35             $-         $    -             $-         $    -
  2007              16.97         (0.24) (1)     0.28          0.04              -          (4.17)             -          (4.17)
  2006              14.23         (0.28) (1)     3.02          2.74              -              -              -              -
  2005              13.59         (0.29) (1)     0.93          0.64              -              -              -              -
  2004+++           11.72         (0.19) (1)     2.06          1.87              -              -              -              -
  Class R
  2007<            $13.45        $(0.03) (1)   $ 1.45        $ 1.42             $-         $    -             $-         $    -
  2007 (2)          12.93         (0.05) (1)     0.57          0.52              -              -              -              -
  Institutional Class
  2007<            $13.48        $ 0.03 (1)    $ 1.48        $ 1.51             $-         $    -             $-         $    -
  2007 (2)          12.93         (0.03) (1)     0.58          0.55              -              -              -              -
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                        Ratio of Net
                               Net                                                       Ratio of        Investment
                              Asset                                   Ratio of Net         Gross           Income
                              Value                      Net Assets     Expenses        Expenses to        (Loss)        Portfolio
            Redemption        End of        Total      End of Period   to Average       Average Net      to Average       Turnover
               Fees           Period       Return+         (000)       Net Assets*      Assets^^^,*      Net Assets*       Rate+
------------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL STRATEGIC SMALL COMPANY FUND
  Class Z
  2007<           $-         $14.97        11.14%          $33,123        1.35%            1.64%            0.23%          57.22%
  2007             -          13.47         5.12%           35,712        1.35%            1.63%           (0.84)%        160.24%
  2006             -          17.43        20.46%           48,107        1.46%            1.54%           (0.82)%        148.73%
  2005             -          14.47         5.77%           51,156        1.50%            1.61%           (1.17)%         80.38%
  2004             -          13.68        56.88%           69,838        1.50%            1.60%           (1.14)%         96.80%
  2003             -           8.72       (34.78)%          57,738        1.50%            1.57%           (1.09)%        113.26%
  Advisor Class
  2007<           $-         $14.74        10.99%          $   572        1.60%            4.00%            0.05%          57.22%
  2007             -          13.28         4.82%              872        1.60%            2.17%           (1.08)%        160.24%
  2006             -          17.29        20.24%            1,258        1.71%            1.78%           (1.07)%        148.73%
  2005             -          14.38         5.50%            1,550        1.75%            1.86%           (1.42)%         80.38%
  2004             -          13.63        56.49%            1,779        1.75%            1.85%           (1.41)%         96.80%
  2003 (4)         -           8.71        (8.99)%             509        1.75%            1.87%           (1.28)%        113.26%
  Class A
  2007<           $-         $14.77        10.97%          $ 1,503        1.60%            2.83%           (0.03)%         57.22%
  2007             -          13.31         4.88%            1,296        1.60%            2.13%           (1.08)%        160.24%
  2006             -          17.31        20.12%              233        1.70%            1.78%           (1.00)%        148.73%
  2005             -          14.41         5.49%               62        1.75%            1.86%           (1.42)%         80.38%
  2004+++          -          13.66        16.55%               65        1.75%            1.87%           (1.43)%         96.80%
  Class C
  2007<           $-         $14.19        10.51%          $    43        2.35%           26.64%           (0.36)%         57.22%
  2007             -          12.84         4.07%               96        2.35%            7.29%           (1.83)%        160.24%
  2006             -          16.97        19.26%               81        2.46%            2.54%           (1.81)%        148.73%
  2005             -          14.23         4.71%               68        2.50%            2.61%           (2.16)%         80.38%
  2004+++          -          13.59        15.96%               58        2.50%            2.62%           (2.18)%         96.80%
  Class R
  2007<           $-         $14.87        10.56%          $     -        1.85%        5,485.95%           (0.36)%         57.22%
  2007 (2)         -          13.45         4.02%                -        1.90%        4,566.95%           (1.48)%        160.24%
  Institutional Class
  2007<           $-         $14.99        11.20%          $     -        1.10%        2,259.41%            0.42%          57.22%
  2007 (2)         -          13.48         4.25%                -        1.12%        2,509.06%           (0.69)%        160.24%
------------------------------------------------------------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED) AND FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007 (UNLESS OTHERWISE NOTED) (UNAUDITED)

                    Net                     Realized and
                   Asset             Net     Unrealized                  Dividends     Distributions                     Total
                   Value         Investment   Gains or       Total         from Net         from                        Dividends
                 Beginning         Income   (Losses) on      from         Investment       Capital        Return of       and
                 of Period         (Loss)    Securities    Operations       Income          Gains          Capital    Distributions
-----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL TS&W MID-CAP VALUE FUND (5)
  Class A
  2007             $10.00        $ 0.01 (1)    $(0.50)       $(0.49)            $-         $    -             $-         $    -
  Class C
  2007             $10.00        $(0.01) (1)   $(0.50)       $(0.51)            $-         $    -             $-         $    -
  Institutional  Class
  2007             $10.00        $ 0.02 (1)    $(0.50)       $(0.48)            $-         $    -             $-         $    -
-----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL TS&W SMALL CAP VALUE FUND
  Class Z
  2007<            $26.30        $(0.09) (1)   $ 0.28        $ 0.19             $-         $    -             $-         $    -
  2007              28.15         (0.14) (1)     2.48          2.34              -          (4.19)             -          (4.19)
  2006              25.20         (0.15) (1)     5.57          5.42              -          (2.47)             -          (2.47)
  2005              20.80         (0.16) (1)     4.97          4.81              -          (0.41)             -          (0.41)
  2004^             16.12         (0.05) (1)     4.89          4.84              -          (0.16)             -          (0.16)
  Class A
  2007<            $25.99        $(0.12) (1)   $ 0.28        $ 0.16             $-         $    -             $-         $    -
  2007              27.93         (0.21) (1)     2.46          2.25              -          (4.19)             -          (4.19)
  2006              25.08         (0.21) (1)     5.53          5.32              -          (2.47)             -          (2.47)
  2005              20.76         (0.22) (1)     4.95          4.73              -          (0.41)             -          (0.41)
  2004+++           16.20         (0.08) (1)     4.80          4.72              -          (0.16)             -          (0.16)
  Class C
  2007<            $25.11        $(0.21) (1)   $ 0.27        $ 0.06             $-              -             $-         $    -
  2007              27.32         (0.40) (1)     2.38          1.98              -          (4.19)             -          (4.19)
  2006              24.76         (0.40) (1)     5.43          5.03              -          (2.47)             -          (2.47)
  2005              20.65         (0.40) (1)     4.92          4.52              -          (0.41)             -          (0.41)
  2004+++           16.20         (0.18) (1)     4.79          4.61              -          (0.16)             -          (0.16)
-----------------------------------------------------------------------------------------------------------------------------------


                                                                          Ratio                         Ratio of Net
                               Net                                       of Net         Ratio of        Investment
                              Asset                                     Expenses          Gross           Income
                              Value                       Net Assets    to Average      Expenses to        (Loss)        Portfolio
             Redemption        End           Total      End of Period      Net          Average Net      to Average       Turnover
                Fees         of Period      Return+         (000)         Assets*       Assets^^^,*      Net Assets*       Rate+
------------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL TS&W MID-CAP VALUE FUND (5)
  Class A
  2007             $-         $ 9.51        (4.90)%         $ 1,093       1.40%            4.55%            0.25%          19.10%
  Class C
  2007             $-         $ 9.49        (5.10)%         $ 1,236       2.15%            5.07%           (0.49)%         19.10%
  Institutional Class
  2007             $-         $ 9.52        (4.80)%         $   476       1.00%            4.26%            0.67%          19.10%
------------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL TS&W SMALL CAP VALUE FUND
  Class Z
  2007<            $-         $26.49         0.72%          $58,276       1.30%            1.46%           (0.68)%         11.64%
  2007              -          26.30         8.80%           67,029       1.30%            1.45%           (0.53)%         35.43%
  2006              -          28.15        22.69%           68,271       1.46%            1.47%           (0.56)%         41.45%
  2005              -          25.20        23.23%           91,746       1.50%            1.54%           (0.68)%         27.69%
  2004^             -          20.80        30.16%           25,553       1.50%            1.73%           (0.42)%         27.33%
  Class A
  2007<            $-         $26.15         0.62%          $   545       1.55%            4.45%           (0.93)%         11.64%
  2007              -          25.99         8.54%              856       1.55%            2.17%           (0.78)%         35.43%
  2006              -          27.93        22.39%              975       1.70%            1.71%           (0.81)%         41.45%
  2005              -          25.08        22.88%              833       1.76%            1.78%           (0.93)%         27.69%
  2004+++           -          20.76        29.26%              198       1.75%            1.99%           (0.68)%         27.33%
  Class C
  2007<            $-         $25.17         0.24%          $   711       2.30%            4.24%           (1.67)%         11.64%
  2007              -          25.11         7.71%              982       2.30%            2.79%           (1.54)%         35.43%
  2006              -          27.32        21.48%            1,139       2.45%            2.47%           (1.56)%         41.45%
  2005              -          24.76        21.99%            1,016       2.51%            2.52%           (1.69)%         27.69%
  2004+++           -          20.65        28.58%              153       2.50%            2.74%           (1.43)%         27.33%
------------------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

                                              Realized
                    Net                         and
                   Asset             Net     Unrealized                   Dividends     Distributions                     Total
                   Value         Investment   Gains or       Total         from Net         from                        Dividends
                 Beginning         Income   (Losses) on      from         Investment       Capital        Return of       and
                 of Period         (Loss)    Securities    Operations       Income          Gains          Capital    Distributions
-----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL CASH RESERVES FUND
  Class Z
  2007<            $ 1.00         $0.02 (1)    $    -         $0.02         $(0.02)        $    -             $-         $(0.02)
  2007               1.00          0.04 (1)         -          0.04          (0.04)             -              -          (0.04)
  2006               1.00          0.03 (1)         -          0.03          (0.03)             -              -          (0.03)
  2005               1.00          0.01 (1)         -          0.01          (0.01)             -              -          (0.01)
  2004               1.00             - (1)         -             -              -              -              -              -
  2003               1.00          0.01             -          0.01          (0.01)             -              -          (0.01)
  Class A
  2007 (6)         $ 1.00         $0.01 (1)    $    -         $0.01         $(0.01)        $    -             $-         $(0.01)
  Class C
  2007 (6)         $ 1.00         $0.01 (1)    $    -         $0.01         $(0.01)        $    -             $-         $(0.01)
  Class R
  2007 (6)         $ 1.00         $0.01 (1)    $    -         $0.01         $(0.01)        $    -             $-         $(0.01)
  Institutional Class
  2007 (6)         $ 1.00         $0.01 (1)    $    -         $0.01         $(0.01)        $    -             $-         $(0.01)
-----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND
  Class Z
  2007<            $10.09         $0.23 (1)    $(0.11)        $0.12         $(0.23)        $    -             $-         $(0.23)
  2007               9.97          0.46 (1)      0.12          0.58          (0.46)             -              -          (0.46)
  2006              10.12          0.39 (1)     (0.12)         0.27          (0.40)         (0.02)             -          (0.42)
  2005              10.30          0.35 (1)      0.03          0.38          (0.36)         (0.20)             -          (0.56)
  2004^^            10.00          0.23 (1)      0.38          0.61          (0.23)         (0.08)             -          (0.31)
  Class A
  2007<            $10.09         $0.22 (1)    $(0.11)        $0.11         $(0.22)        $    -             $-         $(0.22)
  2007               9.97          0.44 (1)      0.12          0.56          (0.44)             -              -          (0.44)
  2006              10.12          0.37 (1)     (0.13)         0.24          (0.37)         (0.02)             -          (0.39)
  2005              10.30          0.32 (1)      0.03          0.35          (0.33)         (0.20)             -          (0.53)
  2004+++           10.00          0.21 (1)      0.38          0.59          (0.21)         (0.08)             -          (0.29)
  Class C
  2007<            $10.09         $0.18 (1)    $(0.11)        $0.07         $(0.18)        $    -             $-         $(0.18)
  2007               9.98          0.36 (1)      0.11          0.47          (0.36)             -              -          (0.36)
  2006              10.12          0.29 (1)     (0.11)         0.18          (0.30)         (0.02)             -          (0.32)
  2005              10.29          0.24 (1)      0.05          0.29          (0.26)         (0.20)             -          (0.46)
  2004+++           10.00          0.16 (1)      0.37          0.53          (0.16)         (0.08)             -          (0.24)
  Class R
  2007<            $10.09         $0.23 (1)    $(0.12)        $0.11         $(0.23)        $    -             $-         $(0.23)
  2007 (2)          10.10          0.12 (1)     (0.01)         0.11          (0.12)             -              -          (0.12)
  Institutional Class
  2007<            $10.09         $0.27 (1)    $(0.12)        $0.15         $(0.27)        $    -             $-         $(0.27)
  2007 (2)          10.10          0.14 (1)         -          0.14          (0.15)             -              -          (0.15)
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                       Ratio of Net
                                Net                                                       Ratio of      Investment
                               Asset                                      Ratio of Net      Gross         Income
                               Value                      Net Assets        Expenses     Expenses to      (Loss)        Portfolio
             Redemption         End          Total      End of Period      to Average    Average Net    to Average       Turnover
                Fees         of Period      Return+         (000)          Net Assets*   Assets^^^,*    Net Assets*       Rate+
-----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL CASH RESERVES FUND
  Class Z
  2007<            $-        $  1.00         2.33%          $34,145           0.73%         1.03%          4.61%             n/a
  2007              -           1.00         4.56%           32,909           0.73%         0.94%          4.47%             n/a
  2006              -           1.00         2.96%           34,503           0.84%         0.85%          2.88%             n/a
  2005              -           1.00         0.91%           41,720           0.82%         0.83%          0.87%             n/a
  2004              -           1.00         0.32%           53,905           0.88%         0.89%          0.32%             n/a
  2003              -           1.00         0.94%           94,459           0.75%         0.75%          0.93%             n/a
  Class A
  2007 (6)         $-        $  1.00         1.32%          $   264           0.98%        31.86%          4.07%             n/a
  Class C
  2007 (6)         $-        $  1.00         1.17%          $ 1,016           1.73%         4.44%          3.62%             n/a
  Class R
  2007 (6)         $-        $  1.00         1.30%          $     1           1.23%     1,880.90%          4.04%             n/a
  Institutional Class
  2007 (6)         $-        $  1.00         1.46%          $     1           0.73%     1,373.65%          4.54%             n/a
-----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND
  Class Z
  2007<            $-        $  9.98         1.23%          $ 7,419           0.85%         1.39%          4.67%         281.72%
  2007              -          10.09         5.99%            7,574           0.85%         1.60%          4.62%         462.98%
  2006              -           9.97         2.70%            7,620           0.85%         1.74%          3.88%         435.30%
  2005              -          10.12         3.72%            7,302           0.85%         2.05%          3.38%         350.28%
  2004^^            -          10.30         6.19%            6,377           0.85%         2.36%          3.33%         258.83%
  Class A
  2007<            $-        $  9.98         1.11%          $   720           1.10%         3.72%          4.43%         281.72%
  2007              -          10.09         5.78%              590           1.10%         3.68%          4.41%         462.98%
  2006              -           9.97         2.45%               56           1.10%         2.00%          3.63%         435.30%
  2005              -          10.12         3.46%               55           1.10%         2.30%          3.13%         350.28%
  2004+++           -          10.30         6.00%               53           1.10%         2.60%          3.05%         258.83%
  Class C
  2007<            $-        $  9.98         0.72%          $   130           1.85%        18.86%          3.68%         281.72%
  2007              -          10.09         4.84%               93           1.85%         7.98%          3.63%         462.98%
  2006              -           9.98         1.78%               55           1.85%         2.73%          2.90%         435.30%
  2005              -          10.12         2.79%               68           1.85%         3.05%          2.38%         350.28%
  2004+++           -          10.29         5.36%               66           1.85%         3.37%          2.37%         258.83%
  Class R
  2007<            $-        $  9.97         1.14%          $     -           1.35%     6,220.68%          4.60%         281.72%
  2007 (2)          -          10.09         1.13%                -           1.36%     4,753.78%          4.45%         462.98%
  Institutional Class
  2007<            $-        $  9.97         1.48%          $     -           0.60%     2,488.94%          5.37%         281.72%
  2007 (2)          -          10.09         1.36%                -           0.58%     2,560.19%          5.21%         462.98%
-----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - concluded

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED) AND FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2007 (UNAUDITED)


                    Net                     Realized and
                   Asset             Net     Unrealized                   Dividends     Distributions                     Total
                   Value         Investment   Gains or       Total         from Net         from                        Dividends
                 Beginning         Income   (Losses) on      from         Investment       Capital        Return of       and
                 of Period         (Loss)    Securities    Operations       Income          Gains          Capital    Distributions
-----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME
Class Z
2007<              $ 9.90         $0.20 (1)    $ 0.05         $0.25         $(0.20)        $    -         $    -         $(0.20)
2007                 9.77          0.37 (1)      0.12          0.49          (0.36)             -              -          (0.36)
2006                 9.81          0.30 (1)     (0.03)         0.27          (0.31)             -              -          (0.31)
2005                10.00          0.21 (1)     (0.11)#        0.10          (0.25)         (0.04)             -          (0.29)
2004                10.00          0.29 (1)      0.04          0.33          (0.29)             -          (0.04)         (0.33)
2003                10.00          0.39          0.04          0.43          (0.43)             -              -          (0.43)
Class A
2007<              $ 9.90         $0.21 (1)    $ 0.02         $0.23         $(0.18)        $    -         $    -         $(0.18)
2007                 9.77          0.34 (1)      0.13          0.47          (0.34)             -              -          (0.34)
2006                 9.82          0.27 (1)     (0.04)         0.23          (0.28)             -              -          (0.28)
2005                10.00          0.21 (1)     (0.13)#        0.08          (0.22)         (0.04)             -          (0.26)
2004+++             10.00          0.17 (1)      0.03          0.20          (0.17)             -          (0.03)         (0.20)
Class C
2007<              $ 9.90         $0.18 (1)    $ 0.04         $0.22         $(0.16)        $    -         $    -         $(0.16)
2007                 9.77          0.29 (1)      0.13          0.42          (0.29)             -              -          (0.29)
2006                 9.82          0.23 (1)     (0.05)         0.18          (0.23)             -              -          (0.23)
2005                10.00          0.16 (1)     (0.13)#        0.03          (0.17)         (0.04)             -          (0.21)
2004+++             10.00          0.14 (1)      0.02          0.16          (0.13)             -          (0.03)         (0.16)
Class R
2007<              $ 9.90         $0.18 (1)    $ 0.05         $0.23         $(0.18)        $    -         $    -         $(0.18)
2007 (2)             9.87          0.10 (1)      0.03          0.13          (0.10)             -              -          (0.10)
Institutional Class
2007<              $ 9.90         $0.22 (1)    $ 0.03         $0.25         $(0.21)        $    -         $    -         $(0.21)
2007 (2)             9.87          0.12 (1)      0.03          0.15          (0.12)             -              -          (0.12)
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                        Ratio of Net
                                Net                                       Ratio          Ratio of        Investment
                               Asset                                      of Net           Gross           Income
                               Value                      Net Assets     Expenses       Expenses to        (Loss)        Portfolio
             Redemption         End          Total      End of Period   to Average      Average Net      to Average       Turnover
                Fees         of Period      Return+         (000)       Net Assets*     Assets^^^,*      Net Assets*       Rate+
------------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME
Class Z
2007<           $   -         $ 9.95         2.52%       $  173,019       0.70%            0.87%            4.09%          97.65%
2007                -           9.90         5.14%          187,897       0.70%            0.91%            3.74%         163.81%
2006                -           9.77         2.74%          254,300       0.74%            0.93%            3.01%         196.42%
2005                -           9.81         1.02%<<        392,118       0.83%            1.17%            2.08%         400.26%
2004                -          10.00         3.38%        1,424,238       1.00%            1.30%            2.87%         257.21%
2003                -          10.00         4.38%        1,192,971       1.00%            1.34%            3.65%         222.67%
Class A
2007<           $0.01         $ 9.96         2.49%       $      519       0.95%           18.45%            4.13%          97.65%
2007                -           9.90         4.88%               58       0.95%            8.65%            3.50%         163.81%
2006                -           9.77         2.38%               53       0.99%            1.17%            2.79%         196.42%
2005                -           9.82         0.87%<<             52       1.05%            1.39%            2.12%         400.26%
2004+++             -          10.00         1.99%               51       1.25%            1.52%            2.52%         257.21%
Class C
2007<           $   -         $ 9.96         2.26%       $    1,006       1.45%            7.23%            3.60%          97.65%
2007                -           9.90         4.36%               55       1.45%            9.27%            3.00%         163.81%
2006                -           9.77         1.87%               52       1.49%            1.67%            2.29%         196.42%
2005                -           9.82         0.36%<<             51       1.55%            1.89%            1.62%         400.26%
2004+++             -          10.00         1.65%               51       1.75%            2.02%            2.02%         257.21%
Class R
2007<           $   -         $ 9.95         2.21%       $        -       1.20%        6,017.69%            3.72%          97.65%
2007 (2)            -           9.90         1.30%                -       1.22%        4,643.79%            3.66%         163.81%
Institutional Class
2007<           $   -         $ 9.94         2.52%       $        -       0.55%        2,459.75%            4.36%          97.65%
2007 (2)            -           9.90         1.48%                -       0.56%        2,553.82%            4.30%         163.81%
------------------------------------------------------------------------------------------------------------------------------------


n/a  Not Applicable

   < For the six-month period ended September 30, 2007.

   * Ratios for periods of less than one year have been annualized.

   + Total returns and portfolio turnover rates are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived by the Advisor during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charge.

  ++ Class A and Class C shares commenced operations on September 30, 2003.

 +++ Class A and Class C shares commenced operations on July 31, 2003.

   ^ The Old Mutual TS&W Small Cap Value Fund  commenced  operations on July 25,
     2003.

  ^^ The Old Mutual Dwight Intermediate Fixed Income Fund commenced operations on July 31, 2003.

 ^^^ See Note 10.

^^^^ In addition to the net realized and unrealized losses on investments as set forth in the Statement of Operations, this amount includes an increase in net asset value per share resulting from the timing of sales and redemptions of shares in relation to fluctuating market values for the Fund's investments.

   # The impact of the payment from affiliate (See Note 2) increased the Realized and Unrealized Gains on Securities by $0.07 per share.

  << A percentage  of the total  return  consists of a payment from the Advisor.
     Excluding the payment by affiliate the total return would have been 0.30%, 0.15%, and (0.35)% for the Class Z, Class A, and Class C, respectively.

 (1) Per share amounts for the year or period are calculated based on average outstanding shares.

 (2) Class commenced operations on December 20, 2006.

 (3) Historically, the Old Mutual Heitman REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.

 (4) The Old Mutual Strategic Small Company Fund Advisor Class commenced operations on August 30, 2002.

 (5) The Old Mutual TS&W  Mid-Cap  Value Fund  commenced  operations  on June 4,
     2007.

   @ Impact of dividend  expense,  prior to contractual  reimbursement,  for Old
     Mutual Analytic U.S. Long/Short Fund as a ratio of expenses to average net assets:

                                                      Institutional
              Class Z   Class A   Class C   Class R       Class
     --------------------------------------------------------------
     2007<     0.22%     0.22%     0.22%     0.22%        0.22%
     2007      0.16%     0.16%     0.16%     0.13%        0.13%
     2006      0.25%     0.25%     0.25%      n/a          n/a
     2005       n/a       n/a       n/a       n/a          n/a
     2004       n/a       n/a       n/a       n/a          n/a
     2003       n/a       n/a       n/a       n/a          n/a
     --------------------------------------------------------------

     Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2007 (UNAUDITED)

1. ORGANIZATION
--------------------------------------------------------------------------------

Old Mutual Advisor Funds II (the "Trust"), a Delaware statutory trust incorporated effective July 16, 2001, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. During the period covered by this report, the Trust offered the following Funds: the Old Mutual Analytic U.S. Long/Short Fund (the "Analytic U.S. Long/Short Fund"), the Old Mutual Barrow Hanley Value Fund (the "Barrow Hanley Value Fund"), the Old Mutual Columbus Circle Technology and Communications Fund (the "Columbus Circle Technology and Communications Fund"), the Old Mutual Emerging Growth Fund (the "Emerging Growth Fund"), the Old Mutual Focused Fund (the "Focused Fund"), the Old Mutual Growth Fund (the "Growth
Fund"), the Old Mutual Heitman REIT Fund (the "Heitman REIT Fund"), the Old Mutual Large Cap Fund (the "Large Cap Fund"), the Old Mutual Large Cap Growth Fund (the "Large Cap Growth Fund"), the Old Mutual Large Cap Growth Concentrated Fund (the "Large Cap Growth Concentrated Fund"), the Old Mutual Mid-Cap Fund (the "Mid-Cap Fund"), the Old Mutual Select Growth Fund (the "Select Growth Fund"), the Old Mutual Small Cap Fund (the "Small Cap Fund"), the Old Mutual Strategic Small Company Fund (the "Strategic Small Company Fund"), the Old Mutual TS&W Mid-Cap Value Fund (the "TS&W Mid-Cap Value Fund"), the Old Mutual TS&W Small Cap Value Fund (the "TS&W Small Cap Value Fund"), the Old Mutual Cash Reserves Fund (the "Cash Reserves Fund"), the Old Mutual Dwight Intermediate Fixed Income Fund (the "Dwight Intermediate Fixed Income Fund") and the Old Mutual Dwight Short Term Fixed Income Fund (the "Dwight Short Term Fixed Income Fund"), each a "Fund" and, collectively, the "Funds". The Old Mutual TS&W Mid-Cap Value Fund commenced operations on June 4, 2007.

On September 21, 2007, the Advisor Class shares of the following funds were liquidated: Analytic U.S. Long/Short Fund, Barrow Hanley Value Fund, Columbus Circle Technology and Communications Fund, Emerging Growth Fund, Focused Fund, Growth Fund, Large Cap Growth Concentrated Fund, Select Growth Fund, Small Cap Fund and Dwight Intermediate Fixed Income Fund. The assets were distributed ratably among the Advisor Class shareholders on that date. On or around November 27, 2007, the remaining Advisor Class shares of the Large Cap Fund and Strategic Small Company Fund will be liquidated ratably among the Advisor Class shareholders.

On September 21, 2007, the Advisor Class shares of the Heitman REIT Fund, Large Cap Growth Fund and Dwight Short Term Fixed Income Fund were reclassified as Class A shares of the same fund. As a result, each outstanding Advisor Class share received Class A shares of the same Fund with an aggregate net asset value equal to the aggregate net asset value of the Advisor Class shares so reclassified. Certain Advisor Class shareholders of the Mid-Cap Fund were reclassified as Class A shares on September 21, 2007 and the remaining assets will be liquidated on or around November 27, 2007.

Shareholders may purchase shares of the Funds (except the TS&W Small Cap Value Fund and TS&W Mid-Cap Value Fund through five separate classes, Class Z, Class A, Class C, Class R and Institutional Class shares. Shareholders may purchase Class Z, Class A and Class C shares of the TS&W Small Cap Value Fund and Class A, Class C and Institutional Class shares of the TS&W Mid-Cap Value Fund. All classes have equal voting rights as to earnings, assets and voting privileges, except that each class may have different distribution costs, dividends, registration costs, transfer agency costs and each class has exclusive voting rights with respect to its distribution plan and service plan, as applicable. Except for these differences, each class share of each Fund represents an equal proportionate interest in that Fund. Each Fund is classified as a diversified management investment company, with the exception of the Barrow Hanley Value Fund, Columbus Circle Technology and Communications Fund, Focused Fund, Large Cap Growth Concentrated Fund and Cash Reserves Fund, which are classified as non-diversified management investment companies. The Funds' prospectuses provide a description of each Fund's investment objective, policies and investment strategies.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation - Investment securities of the Funds, including securities sold short, that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) each day that the NYSE is open (the "Valuation Time") or, if there is no such reported sale at the Valuation Time, at the most recent quoted bid price reported by the exchange or the OTC market. For securities traded on NASDAQ, the NASDAQ Official Closing Price provided by NASDAQ each business day will be used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available, are valued in accordance with the Fair Value Procedures established by the Board of Trustees of the Trust (the "Board"). The Funds use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value
Procedures established by the Board. The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading

AS OF SEPTEMBER 30, 2007 (UNAUDITED)

market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value
Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to fair valued securities for purposes of calculating a Fund's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over the counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities traded on the foreign exchanges in the Western Hemisphere are valued based upon quotations from the principal market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Fund's investment advisor, Old Mutual Capital, Inc. ("Old Mutual Capital" or the "Advisor") determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Funds calculate the NAVs.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and dividend expense on securities sold short is recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for the Funds are declared and paid annually, if available, with the exception of the Barrow Hanley Value Fund, Heitman REIT Fund, Cash Reserves Fund, Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund. Dividends from net investment income for the Barrow Hanley Value Fund are declared and paid on a semi-annual basis. Dividends from net investment income for the Heitman REIT Fund are declared and paid on a quarterly basis. Dividends from net investment income for the Cash Reserves Fund, Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund are declared daily and paid monthly. Distributions to shareholders are recognized on the ex-dividend date. Distributions from net realized capital gains for each Fund are generally made to shareholders annually, if available.

Foreign Withholding Taxes - The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Investments in Real Estate Investment Trusts ("REIT") - Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Tri-Party   Repurchase   Agreements  -  Securities  pledged  as  collateral  for
repurchase agreements are held by a third-party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Fund may be delayed or limited.

TBA Purchase Commitments - The Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of each Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

Mortgage Dollar Rolls - The Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund may enter into mortgage dollar rolls (principally using TBAs) in which each Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed date. Each Fund accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. Each Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

Foreign Currency Conversion - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Funds report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Futures Contracts - The Funds may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Funds will deposit an amount of cash or other liquid assets equal to the cost of such futures contract (less any related margin deposits) with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Funds each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate the futures transaction.

Options - The Funds may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions. The Funds, as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option.

Short Sales - Consistent with the Analytic U.S.Long/Short Fund's investment objectives, the Fund may engage in short sales that are "uncovered". Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense on the Statement of Operations. To borrow the security, the Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.

Until a Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short positions.

Offering Costs - Offering costs incurred with the start up of TS&W Mid-Cap Value Fund are being amortized on a straight line basis over a period of twelve months from commencement of operations. As of September 30, 2007, $45,396 remains to be amortized.

AS OF SEPTEMBER 30, 2007 (UNAUDITED)

Collateralized Mortgage Obligations (CMOs) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by Government National Mortgage Association, Federal Home Loan Mortgage Corporation, or Federal National Mortgage Association and their income streams.

A Real Estate Mortgage Investment Conduit (REMIC) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

Stripped Mortgage-Backed Securities - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Wrapper Agreements - Prior to August 9, 2004, the PBHG IRA Capital Preservation Fund ("IRA Capital Preservation Fund") (which changed its investment objective and name effective October 19, 2004 to the Dwight Short Term Fixed Income Fund) entered into wrapper agreements with insurance companies, banks or other financial institutions.

On August 6, 2004, the Board determined to seek shareholder approval to change the investment objective of the IRA Capital Preservation Fund into a fund with a variable net asset value per share which seeks to provide high income while managing its portfolio in a manner consistent with maintaining a relatively high degree of stability of shareholders' capital. This investment objective is sought by investing mainly in high quality bonds with short average remaining maturities. Shareholder approval of the change in investment objective was received on October 1, 2004.

On August 9, 2004, the wrapper agreements were terminated by the IRA Capital Preservation Fund. The IRA Capital Preservation Fund received a simultaneous contribution of cash in the amount of $7,419,588 from Liberty Ridge Capital, Inc. ("Liberty Ridge"), the Fund's previous advisor. The cash was contributed to offset the IRA Capital Preservation Fund's obligations under the wrapper agreements to the issuers of the wrapper agreements, and to assist the IRA Capital Preservation Fund in maintaining its net asset value per share for each class of shares at $10.00. During the period August 10, 2004 through October 18, 2004 ("Interim Period"), the IRA Capital Preservation Fund sought to continue to provide a stable net asset value of $10.00 per share by investing in short-term fixed income instruments with less than 60 days to maturity. As a result, the dividend yield during the Interim Period was less than dividend yields during the first seven months of 2004. During the Interim Period, Liberty Ridge undertook to waive the entire amount of its investment advisory fee. After the end of this Interim Period, the Dwight Short Term Fixed Income Fund began investing in fixed income instruments with greater than 60 days to maturity.

Other - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as distribution and service fees, are borne by that class. Income, other non-class specific expenses and realized and unrealized gains and losses of a Fund are allocated to the respective share class on the basis of the relative net assets each day.

The Funds have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent fees shown in the Statements of Operations are in total and do not reflect the expense reductions, if any, which are shown separately.

Each Fund (except the Cash Reserves Fund) will impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The Funds charge the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption/exchange fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, shares held by the investor for the longest period of time will be sold first. The Funds will retain the fee for the benefit of the remaining shareholders by crediting Paid-in Capital.

For a discussion of the limited exemptions to the redemption/exchange fee, please see the Funds' prospectuses. For the six-month period ended September 30, 2007, the following redemption/exchange fees were collected by the Funds:

                                                                          Class Z     Advisor Class     Class A
--------------------------------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund                                              $436            $ -           $328
Barrow Hanley Value Fund                                                    119              -              -
Columbus Circle Technology and Communications Fund                           24              -              -
Emerging Growth Fund                                                        825              -              -
Growth Fund                                                                   5              -              -
Heitman REIT Fund                                                           963              -              -
Large Cap Fund                                                              973              -              -
Large Cap Growth Fund                                                       268             50              -
Large Cap Growth Concentrated Fund                                          206              -              -
Mid-Cap Fund                                                                581              -              -
Select Growth Fund                                                          542              -              -
Small Cap Fund                                                               62              -              -
Strategic Small Company Fund                                                463              -              -
TS&W Small Cap Value Fund                                                    13              -              -
Dwight Intermediate Fixed Income Fund                                        32              -              -
Dwight Short Term Fixed Income Fund                                           -              -             80
--------------------------------------------------------------------------------------------------------------------

Amounts designated as "-" are either $0 or have been rounded to $0.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

Investment Advisor - Old Mutual Capital serves as the investment advisor to each Fund. Old Mutual Capital is an indirect, wholly owned subsidiary of Old Mutual
(US) Holdings, Inc. ("OMUSH"), which is a direct wholly owned subsidiary of OM Group (UK) Limited, which is a direct wholly owned subsidiary of Old Mutual plc, a London-Exchange listed international financial services firm. The Funds and the Advisor are parties to management agreements (the "Management Agreements"), under which the Advisor is obligated to provide advisory and administrative services to the Trust. Prior to January 1, 2006, advisory services were provided by Liberty Ridge to all Funds except the TS&W Mid-Cap Value Fund. In exchange for providing these services, Old Mutual Capital is entitled to receive a management fee ("Management Fee"), calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund. The Advisor has agreed to fee breakpoints for each Fund as set forth in the tables below:

                                                              Management Fee Breakpoint Asset Thresholds
------------------------------------------------------------------------------------------------------------------------------------
                                  $0 to         $300 million  $500 million  $750 million   $1.0 billion   $1.5 billion
                                  less than     to less than  to less than  to less than   to less than   to less than  $2.0 billion
Fund                              $300 million  $500 million  $750 million  $1.0 billion   $1.5 billion   $2.0 billion  or greater
------------------------------------------------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund     0.80%         0.75%         0.70%         0.65%          0.60%          0.55%         0.50%
Columbus Circle Technology and
   Communications Fund            0.95%         0.90%         0.85%         0.80%          0.75%          0.70%         0.65%
Emerging Growth Fund              0.95%         0.90%         0.85%         0.80%          0.75%          0.70%         0.65%
Focused Fund                      0.75%         0.70%         0.65%         0.60%          0.55%          0.50%         0.45%
Growth Fund                       0.825%        0.775%        0.725%        0.675%         0.625%         0.575%        0.525%
Heitman REIT Fund                 0.90%         0.85%         0.80%         0.75%          0.70%          0.65%         0.60%
Large Cap Fund                    0.75%         0.70%         0.65%         0.60%          0.55%          0.50%         0.45%
Large Cap Growth Fund             0.85%         0.80%         0.75%         0.70%          0.65%          0.60%         0.55%
Large Cap Growth
   Concentrated Fund              0.90%         0.85%         0.80%         0.75%          0.70%          0.65%         0.60%
Mid-Cap Fund                      0.95%         0.90%         0.85%         0.80%          0.75%          0.70%         0.65%
Select Growth Fund                0.90%         0.85%         0.80%         0.75%          0.70%          0.65%         0.60%
Small Cap Fund                    1.00%         0.95%         0.90%         0.85%          0.80%          0.75%         0.70%
Strategic Small Company Fund      0.95%         0.90%         0.85%         0.80%          0.75%          0.70%         0.65%
TS&W Small Cap Value Fund         1.10%         1.05%         1.00%         0.95%          0.90%          0.85%         0.80%
Cash Reserves Fund                0.40%         0.375%        0.35%         0.325%         0.30%          0.275%        0.25%
Dwight Intermediate Fixed
   Income Fund                    0.45%         0.425%        0.40%         0.375%         0.35%          0.325%        0.30%
Dwight Short Term Fixed
   Income Fund                    0.45%         0.425%        0.40%         0.375%         0.35%          0.325%        0.30%
------------------------------------------------------------------------------------------------------------------------------------

AS OF SEPTEMBER 30, 2007 (UNAUDITED)


                                                           Management Fee Breakpoint Asset Thresholds
------------------------------------------------------------------------------------------------------------------------------------
                                    $0 to less                 $500 million to                   $1.0 billion
                                 than $500 million          less than $1.0 billion                or greater
------------------------------------------------------------------------------------------------------------------------------------
TS&W Mid-Cap Value Fund                0.95%                        0.90%                           0.85%
------------------------------------------------------------------------------------------------------------------------------------


                                                           Management Fee Breakpoint Asset Thresholds
------------------------------------------------------------------------------------------------------------------------------------
                                    $0 to less            $1.0 billion to               $1.5 billion to              $2.0 billion
                                 than $1.0 billion     less than $1.5 billion        less than $2.0 billion           or greater
------------------------------------------------------------------------------------------------------------------------------------
Barrow Hanley Value Fund               0.85%                   0.80%                          0.75%                     0.70%
------------------------------------------------------------------------------------------------------------------------------------

Expense Limitation Agreements - In the interest of limiting expenses of the Funds, the Advisor entered into an expense limitation agreement ("Expense Limitation Agreement") with respect to the Funds (except the TS&W Mid-Cap Value
Fund), pursuant to which the Advisor contractually agreed to separately waive class level expenses and fund level expenses through December 31, 2008 to the extent necessary to limit the total annual operating expenses to a specified percentage of the Funds' average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, dividends and interest on short sales, and other extraordinary expenses not incurred in the ordinary course of the Funds' business. With respect to the Analytic U.S. Long/Short Fund, under the Expense Limitation Agreement the Advisor also agreed to assume dividend expenses on short sales to the extent those expenses exceeded 0.10% of the Fund's average daily net assets through June 30, 2007. With respect to the TS&W Mid-Cap Value Fund, the Advisor entered into a separate expense limitation agreement (the "TS&W Expense Limitation Agreement") pursuant to which the Advisor contractually agreed to separately waive class level expenses and fund level expenses through July 31, 2008 to the extent necessary to limit the total annual operating expenses to a specified percentage of the Funds' average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, dividends and interest on short sales, and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The expense limitations are as follows:

                                   Class       Fund        Total
                                  Expense     Expense     Expense
                                   Limit       Limit       Limit
-------------------------------------------------------------------
Analytic U.S. Long/Short Fund
  Class Z                          0.20%       0.90%       1.10%
  Class A                          0.45%       0.90%       1.35%
  Class C                          1.20%       0.90%       2.10%
  Class R                          0.70%       0.90%       1.60%
  Institutional Class              0.00%       0.90%       0.90%
-------------------------------------------------------------------
Barrow Hanley Value Fund
  Class Z                          0.20%       0.90%       1.10%
  Class A                          0.45%       0.90%       1.35%
  Class C                          1.20%       0.90%       2.10%
  Class R                          0.70%       0.90%       1.60%
  Institutional Class              0.00%       0.90%       0.90%
-------------------------------------------------------------------
Columbus Circle Technology and Communications Fund
  Class Z                          0.40%       1.05%       1.45%
  Class A                          0.65%       1.05%       1.70%
  Class C                          1.40%       1.05%       2.45%
  Class R                          0.90%       1.05%       1.95%
  Institutional Class              0.15%       1.05%       1.20%
-------------------------------------------------------------------
Emerging Growth Fund
  Class Z                          0.28%       1.02%       1.30%
  Class A                          0.53%       1.02%       1.55%
  Class C                          1.28%       1.02%       2.30%
  Class R                          0.78%       1.02%       1.80%
  Institutional Class              0.03%       1.02%       1.05%
-------------------------------------------------------------------



                           Class       Fund        Total
                          Expense     Expense     Expense
                           Limit       Limit       Limit
------------------------------------------------------------
Focused Fund
  Class Z                  0.35%       0.80%       1.15%
  Class A                  0.60%       0.80%       1.40%
  Class C                  1.35%       0.80%       2.15%
  Class R                  0.85%       0.80%       1.65%
  Institutional Class      0.00%       0.80%       0.80%
------------------------------------------------------------
Growth Fund
  Class Z                 0.225%      0.875%       1.10%
  Class A                 0.475%      0.875%       1.35%
  Class C                 1.225%      0.875%       2.10%
  Class R                 0.725%      0.875%       1.60%
  Institutional Class     0.075%      0.875%       0.95%
------------------------------------------------------------
Heitman REIT Fund
  Class Z                  0.30%       0.95%       1.25%
  Class A                  0.55%       0.95%       1.50%
  Class C                  1.30%       0.95%       2.25%
  Class R                  0.80%       0.95%       1.75%
  Institutional Class      0.00%       0.95%       0.95%
------------------------------------------------------------
Large Cap Fund
  Class Z                  0.34%       0.81%       1.15%
  Advisor Class            0.59%       0.81%       1.40%
  Class A                  0.59%       0.81%       1.40%
  Class C                  1.34%       0.81%       2.15%
  Class R                  0.84%       0.81%       1.65%
  Institutional Class      0.04%       0.81%       0.85%
------------------------------------------------------------

                                   Class       Fund        Total
                                  Expense     Expense     Expense
                                   Limit       Limit       Limit
---------------------------------------------------------------------
Large Cap Growth Fund
  Class Z                          0.33%       0.92%       1.25%
  Class A                          0.58%       0.92%       1.50%
  Class C                          1.33%       0.92%       2.25%
  Class R                          0.83%       0.92%       1.75%
  Institutional Class              0.03%       0.92%       0.95%
---------------------------------------------------------------------
Large Cap Growth Concentrated Fund
  Class Z                          0.30%       0.95%       1.25%
  Class A                          0.55%       0.95%       1.50%
  Class C                          1.30%       0.95%       2.25%
  Class R                          0.80%       0.95%       1.75%
  Institutional Class              0.00%       0.95%       0.95%
---------------------------------------------------------------------
Mid-Cap Fund
  Class Z                          0.20%       1.00%       1.20%
  Advisor Class                    0.45%       1.00%       1.45%
  Class A                          0.45%       1.00%       1.45%
  Class C                          1.20%       1.00%       2.20%
  Class R                          0.70%       1.00%       1.70%
  Institutional Class              0.00%       1.00%       1.00%
---------------------------------------------------------------------
Select Growth Fund
  Class Z                          0.30%       0.95%       1.25%
  Class A                          0.55%       0.95%       1.50%
  Class C                          1.30%       0.95%       2.25%
  Class R                          0.80%       0.95%       1.75%
  Institutional Class              0.00%       0.95%       0.95%
---------------------------------------------------------------------
Small Cap Fund
  Class Z                          0.15%       1.10%       1.25%
  Class A                          0.40%       1.10%       1.50%
  Class C                          1.15%       1.10%       2.25%
  Class R                          0.65%       1.10%       1.75%
  Institutional Class              0.00%       1.10%       1.10%
---------------------------------------------------------------------
Strategic Small Company Fund
  Class Z                          0.25%       1.10%       1.35%
  Advisor Class                    0.50%       1.10%       1.60%
  Class A                          0.50%       1.10%       1.60%
  Class C                          1.25%       1.10%       2.35%
  Class R                          0.75%       1.10%       1.85%
  Institutional Class              0.00%       1.10%       1.10%
---------------------------------------------------------------------
TS&W Mid-Cap Value Fund*
  Class A                          0.40%       1.00%       1.40%
  Class C                          1.15%       1.00%       2.15%
  Institutional Class              0.00%       1.00%       1.00%
---------------------------------------------------------------------



                                   Class       Fund        Total
                                  Expense     Expense     Expense
                                   Limit       Limit       Limit
---------------------------------------------------------------------
TS&W Small Cap Value Fund
  Class Z                          0.15%       1.15%       1.30%
  Class A                          0.40%       1.15%       1.55%
  Class C                          1.15%       1.15%       2.30%
---------------------------------------------------------------------
Cash Reserves Fund
  Class Z                          0.28%       0.45%       0.73%
  Class A**                        0.53%       0.45%       0.98%
  Class C**                        1.28%       0.45%       1.73%
  Class R**                        0.78%       0.45%       1.23%
  Institutional Class**            0.28%       0.45%       0.73%
---------------------------------------------------------------------
Dwight Intermediate Fixed Income Fund
  Class Z                          0.25%       0.60%       0.85%
  Class A                          0.50%       0.60%       1.10%
  Class C                          1.25%       0.60%       1.85%
  Class R                          0.75%       0.60%       1.35%
  Institutional Class              0.00%       0.60%       0.60%
--------------------------------------------------------------------
Dwight Short Term Fixed Income Fund
  Class Z                          0.17%       0.53%       0.70%
  Class A                          0.42%       0.53%       0.95%
  Class C                          0.92%       0.53%       1.45%
  Class R                          0.67%       0.53%       1.20%
  Institutional Class              0.02%       0.53%       0.55%
---------------------------------------------------------------------

  *  The TS&W Mid-Cap Value Fund commenced operations on June 4, 2007.

  **  Class commenced operations on June 4, 2007.

AS OF SEPTEMBER 30, 2007 (UNAUDITED)

The Advisor may seek reimbursement for Management Fees waived and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement and TS&W Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived or other expenses paid. Reimbursement by a Fund of the Management Fees waived and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement and TS&W Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense percentage described above. With respect to all Funds (except the TS&W Mid-Cap Value Fund), no reimbursement by a Fund will be made unless: (i) the Fund's assets exceed $75 million; (ii) the Fund's total operating annual expense ratio is less than the specified percentage of the Fund's average daily net assets, and (iii) the payment of such reimbursement was approved by the Board. Old Mutual Capital and Liberty Ridge agreed not to seek reimbursement of fees waived or limited or other expenses paid by Liberty Ridge prior to January 1, 2006. As of September 30, 2007, the Advisor may seek reimbursement of previously waived and reimbursed fees as follows:

Fund                                        Expires March 31, 2009     Expires March 31, 2010     Expires March 31, 2011     Total
------------------------------------------------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund                      $ 12,987                $  138,344                  $ 135,522          $  286,853
Barrow Hanley Value Fund                                  -                   680,560                    188,260             868,820
Columbus Circle Technology and
     Communications Fund                             49,648                   693,990                    398,443           1,142,081
Emerging Growth Fund                                 28,161                   439,726                    252,665             720,552
Focused Fund*                                        12,710                    80,508                     61,337             154,555
Growth Fund                                          79,202                 1,287,630                    699,735           2,066,567
Heitman REIT Fund                                         -                   100,084                    116,620             216,704
Large Cap Fund                                        5,750                   113,526                    152,009             271,285
Large Cap Growth Fund                                14,874                   186,973                    146,149             347,996
Large Cap Growth Concentrated Fund                   34,806                   321,092                    228,515             584,413
Mid-Cap Fund                                        104,506                   571,270                    256,793             932,569
Select Growth Fund                                   66,767                   466,729                    295,968             829,464
Small Cap Fund*                                      42,501                   202,408                    117,873             362,782
Strategic Small Company Fund*                        22,532                   130,533                     85,858             238,923
TS&W Mid-Cap Value Fund*                                  -                         -                     25,181              25,181
TS&W Small Cap Value Fund*                           10,089                   105,208                     68,385             183,682
Cash Reserves Fund*                                   2,579                    66,783                     64,030             133,392
Dwight Intermediate Fixed Income Fund*               16,417                    74,021                     57,655             148,093
Dwight Short Term Fixed Income Fund                  55,695                   481,662                    186,586             723,943
------------------------------------------------------------------------------------------------------------------------------------

Amounts  designated  as "-" are  either $0 or have been  rounded  to $0.

* As of September 30, 2007, the Fund's assets do not exceed $75 million.

During the six-month period ended September 30, 2007, the Advisor was reimbursed $18,466 by the Heitman REIT Fund for previously waived fees.

Sub-Advisory Agreements - The following sub-advisors (the "Sub-Advisors") provide sub-advisory services or co-sub-advisory services to the Funds pursuant to sub-advisory agreements (the "Sub-Advisory Agreements") between the Trust, the Advisor and each Sub-Advisor:

Analytic Investors, Inc. - The Trust, on behalf of the Analytic U.S. Long/Short Fund, and the Advisor entered into a sub-advisory agreement with Analytic Investors, Inc. ("Analytic"). Analytic is an indirect wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Ashfield Capital Partners, LLC - The Trust, on behalf of the Large Cap Growth Fund, Large Cap Growth Concentrated Fund and Select Growth Fund, and the Advisor entered into a sub-advisory agreement with Ashfield Capital Partners, LLC ("Ashfield"). Ashfield is a subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Barrow, Hanley, Mewhinney & Strauss, Inc. - The Trust, on behalf of the Barrow Hanley Value Fund, and the Advisor entered into a sub-advisory agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley"). Barrow Hanley is an indirect wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Columbus Circle Investors - The Trust, on behalf of the Columbus Circle Technology and Communications Fund, and the Advisor entered into a sub-advisory agreement with Columbus Circle Investors ("Columbus Circle").

Copper Rock Capital Partners, LLC - The Trust, on behalf of the Emerging Growth Fund and Strategic Small Company Fund, and the Advisor entered into a sub-advisory agreement with Copper Rock Capital Partners, LLC ("Copper Rock"). OMUSH owns 60% of the limited liability company interests of Copper Rock and Copper Rock is an affiliate of Old Mutual Capital.

Dwight Asset Management Company - The Trust, on behalf of the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund, and the Advisor entered into a sub-advisory agreement with Dwight Asset Management Company ("Dwight"). Dwight is an indirect wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Eagle Asset Management, Inc. - The Trust, on behalf of the Small Cap Fund and Strategic Small Company Fund, and the Advisor entered into a sub-advisory agreement with Eagle Asset Management, Inc. ("Eagle").

Heitman Real Estate Securities LLC - The Trust, on behalf of the Heitman REIT Fund, and the Advisor entered into a sub-advisory agreement with Heitman Real Estate Securities LLC ("Heitman"). Heitman is a wholly owned subsidiary of Heitman LLC, which is owned 50% by Heitman senior executives and 50% by Old Mutual (HFL) Inc., a wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Liberty Ridge Capital, Inc. - The Trust, on behalf of the Focused Fund, Large Cap Fund, Mid-Cap Fund, Small Cap Fund and Strategic Small Company Fund, and the Advisor entered into a sub-advisory agreement with Liberty Ridge. Liberty Ridge is a wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Munder Capital Management - The Trust, on behalf of the Growth Fund, and the Advisor entered into a sub-advisory agreement with Munder Capital Management ("Munder").

Thompson, Siegel & Walmsley, LLC - The Trust, on behalf of the TS&W Small Cap Value Fund and TS&W Mid-Cap Value Fund, and the Advisor entered into sub-advisory agreements with Thompson, Siegel & Walmsley, LLC ("TS&W"). TS&W is a wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Turner Investment Partners, Inc. - The Trust, on behalf of the Growth Fund, Large Cap Growth Fund, Large Cap Growth Concentrated Fund and Select Growth
Fund, and the Advisor entered into a sub-advisory agreement with Turner Investment Partners, Inc. ("Turner").

Wellington Management Company, LLP - The Trust, on behalf of the Cash Reserves Fund, and the Advisor entered into a sub-advisory agreement with Wellington Management Company, LLP ("Wellington").

For the services  provided and expenses  incurred  pursuant to the  Sub-Advisory
Agreements, the Sub-Advisors are entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of each portion of the Funds managed less 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor (with the exception of the Growth Fund and Cash Reserves Fund). The fees are calculated as follows:


                                                                     Sub-Advisory Fee Breakpoint Asset Thresholds
----------------------------------------------------------------------------------------------------------------------------------
                                    $0            $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion to less than  to less than  to less than  to less than  to less than  to less than  $2.0 billion
Fund                                $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion  or greater
----------------------------------------------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund       0.45%         0.40%         0.35%         0.30%         0.25%         0.20%         0.15%
Columbus Circle Technology and
     Communications Fund            0.60%         0.55%         0.50%         0.45%         0.40%         0.35%         0.30%
Emerging Growth Fund                0.60%         0.55%         0.50%         0.45%         0.40%         0.35%         0.30%
Focused Fund                        0.40%         0.35%         0.30%         0.25%         0.20%         0.15%         0.10%
Heitman REIT Fund                   0.55%         0.50%         0.45%         0.40%         0.35%         0.30%         0.25%
Large Cap Fund                      0.40%         0.35%         0.30%         0.25%         0.20%         0.15%         0.10%
Large Cap Growth Fund               0.50%         0.45%         0.40%         0.35%         0.30%         0.25%         0.20%
Large Cap Growth
     Concentrated Fund              0.55%         0.50%         0.45%         0.40%         0.35%         0.30%         0.25%
Mid-Cap Fund                        0.60%         0.55%         0.50%         0.45%         0.40%         0.35%         0.30%
Select Growth Fund                  0.55%         0.50%         0.45%         0.40%         0.35%         0.30%         0.25%
Small Cap Fund                      0.65%         0.60%         0.55%         0.50%         0.45%         0.40%         0.35%
Strategic Small Company Fund        0.60%         0.55%         0.50%         0.45%         0.40%         0.35%         0.30%
TS&W Small Cap Value Fund           0.75%         0.70%         0.65%         0.60%         0.55%         0.50%         0.45%
Dwight Intermediate Fixed
     Income Fund                    0.20%        0.175%         0.15%        0.125%         0.10%        0.075%         0.05%
Dwight Short Term Fixed
     Income Fund                    0.20%        0.175%         0.15%        0.125%         0.10%        0.075%         0.05%
------------------------------------------------------------------------------------------------------------------------------------


                                                            Sub-Advisory Fee Breakpoint Asset Thresholds
------------------------------------------------------------------------------------------------------------------------------------
                                $0 to less               $1.0 billion to                  $1.5 billion to             $2.0 billion
                            than $1.0 billion        less than $1.5 billion           less than $2.0 billion           or greater
------------------------------------------------------------------------------------------------------------------------------------
Barrow Hanley Value Fund           0.50%                     0.45%                            0.40%                       0.35%
------------------------------------------------------------------------------------------------------------------------------------


                                                            Sub-Advisory Fee Breakpoint Asset Thresholds
------------------------------------------------------------------------------------------------------------------------------------
                                    $0 to less                     $500 million to                      $1.0 billion
                                than $500 million              less than $1.0 billion                    or greater
------------------------------------------------------------------------------------------------------------------------------------
TS&W Mid-Cap Value Fund               0.50%                            0.47%                                0.45%
------------------------------------------------------------------------------------------------------------------------------------

AS OF SEPTEMBER 30, 2007 (UNAUDITED)

                                Sub-Advisory Fees without Breakpoints
-------------------------------------------------------------------------
Growth Fund                                     0.475%
Cash Reserves Fund                               0.10%*
-------------------------------------------------------------------------

* There is a minimum annual fee of $50,000 on the Cash Reserves Fund.

From time to time, the Advisor may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and the Advisor have received exemptive relief from the Securities and Exchange Commission ("SEC") that permits the Trust to employ a "manager of managers" structure. Under this structure, the Advisor, with the approval of the Board may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, the Advisor has the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. The following funds intend to rely on the exemptive order and operate in the manner described above: Cash Reserves Fund, Columbus Circle Technology and Communications Fund, Growth Fund, Large Cap Growth Concentrated Fund, Large Cap Growth Fund, Select Growth Fund, Small Cap Fund and Strategic Small Company Fund. Shareholders will be notified of any changes in unaffiliated sub-advisors. Shareholders of a Fund have the right to terminate a sub-advisory agreement with an unaffiliated sub-advisor for a Fund at any time by a vote of the majority of the outstanding voting securities of such Fund. The SEC exemptive order also permits the Funds to disclose to shareholders the aggregate fees paid to Old Mutual Capital and unaffiliated sub-advisor(s) by each Fund.

Sub-Administrator - On January 1, 2001, Old Mutual Fund Services (the "Administrator"), a wholly owned subsidiary of the Advisor, and SEI Investments Global Funds Services (the "Sub-Administrator") entered into a Sub-Administrative Services Agreement (the "Sub-Administrative Agreement"), pursuant to which the Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Trust. SEI Investments Management Corporation ("SEI Investments"), which is a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. Under the Sub-Administrative Agreement, the Administrator pays the Sub-Administrator fees at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations
(A) a fee based on the average daily net assets of the Trust, Old Mutual Advisor Funds and Old Mutual Insurance Series Fund of: (i) 0.0165% of the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion and (B) a fee based on the aggregate number of funds of the Trust, Old Mutual Advisor Funds and Old Mutual Advisor Insurance Series Fund calculated at the sum of between $50,000 and $60,000 per fund, depending on the total number of funds. The Sub-Administrative Agreement provides that the Sub-Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Agreement will continue in effect until December 31, 2007, subject to certain termination provisions. The Sub-Administrative Agreement will renew each year unless terminated by either party upon not less than 90 days' prior written notice to the other party. Effective December 31, 2005, the Administrator assigned its rights and obligations under the Sub-Administrative Agreement to the Advisor. The Advisor has provided notice to the Sub-Administrator of its intent to terminate the Sub-Administrative Agreement. The Advisor intends to replace the Sub-Administrator with a new sub-administrator in the fourth quarter of 2007.

Distributor  -  The  Trust  has  entered  into  a  distribution  agreement  (the
"Distribution Agreement") with Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Advisor. The Distributor receives no compensation under the Distribution Agreement for serving in such capacity. The Trust has adopted, on behalf of Class A shares and Class R Shares of each Fund, separate distribution plans pursuant to Rule 12b-1 under the 1940 Act, which provide for payment of a distribution fee of up to 0.25% of the daily net assets of Class A and Class R shares. Currently, the Trust is not paying a distribution fee on Class A shares. The Trust has also adopted, on behalf of Class C shares of each Fund, a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, which provides for payment of a distribution fee of up to 0.75% of the average daily net assets of Class C shares. Currently, the Dwight Short Term Fixed Income Fund charges a distribution fee of 0.50% of the average daily net assets of the Class C Shares. The Trust has also adopted a Service Plan on behalf of Class A shares and Class C shares of each Fund and separate Service Plans pursuant to Rule 12b-1 under the 1940 Act on behalf of Advisor Class and Class R shares of each Fund, all of which provide for payment of a service fee of up to 0.25% of the average daily net assets of each Class. Distribution fees are paid to the Distributor for the sale and distribution of Class A, Class C and Class R shares and service fees are paid to the Distributor, brokers, dealers and/or other financial intermediaries for providing or arranging for others to provide personal services to shareholders and/ or the maintenance of shareholder accounts.

Of the service and distribution fees the Distributor received for the six-month period ended September 30, 2007, it retained the following:

                                                                                      Service Fees              Distribution Fees
------------------------------------------------------------------------------------------------------------------------------------
Fund                                                                    Advisor   Class A   Class C   Class R   Class C   Class R
------------------------------------------------------------------------------------------------------------------------------------
Analytic US Long/Short Fund                                              $    -    $    -    $2,875        $1   $ 8,624        $1
Barrow Hanley Value Fund                                                      -     1,547     3,385         -    10,155         -
Columbus Circle Technology and Communications Fund                            -        34        64         -       192         -
Emerging Growth Fund                                                          -        48        97         -       290         -
Focused Fund                                                                  -     1,508       249         -       748         -
Growth Fund                                                                  48        50        84         -       251         -
Heitman REIT Fund                                                         7,121         -       194         -       582         -
Large Cap Fund                                                               14        10       138         -       413         -
Large Cap Growth Fund                                                         9         -        47         -       142         -
Large Cap Growth Concentrated Fund                                           53         -       317         -       952         -
Mid-Cap Fund                                                                 90        25       216         -       648         -
Select Growth Fund                                                            -        94        50         1       149         1
Small Cap Fund                                                                -        64       164         -       493         -
Strategic Small Company Fund                                                 27         -        78         -       234         -
TS&W Mid-Cap Value Fund                                                       -       822       788         -     2,365         -
TS&W Small Cap Value Fund                                                     -       241       447         -     1,342         -
Cash Reserves Fund                                                            -         -        58         -       174         -
Dwight Intermediate Fixed Income                                              -        68       105         -       314         -
Dwight Short Term Fixed Income Fund                                          27        19       209         -       284         -
------------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "-" are either $0 or have been rounded to $0.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Trust to persons who beneficially own interests in the Trust.

U.S. Bank, N.A., (the "Custodian") serves as the custodian for each of the Funds. The Trust provided written notice to U.S. Bank, N.A. of its intent to terminate the custodian agreement. The Advisor intends to replace the Custodian with a new custodian bank in the fourth quarter of 2007.

The Trust entered into a shareholder servicing agreement ("Shareholder Servicing Agreement") with Old Mutual Fund Services to provide shareholder support and other shareholder account-related services. Old Mutual Fund Services, in turn, contracted with Old Mutual Shareholder Services, Inc. ("OMSS"), its wholly owned subsidiary, to assist in the provision of those services. OMSS received no fees directly from the Funds. Effective June 20, 2007 the contract with OMSS was terminated and OMFS undertook provision of the those services previously provided by OMSS. Pursuant to the Shareholder Servicing Agreement, the shareholder service fees are reviewed semi-annually by Old Mutual Fund Services and approved annually by the Board. Shareholder servicing fees are included in transfer agent fees in the Statement of Operations.

AS OF SEPTEMBER 30, 2007 (UNAUDITED)

Shareholder service fees (including out of pocket expenses) paid to Old Mutual Fund Services for the six-month period ended September 30, 2007, were as follows:

--------------------------------------------------------------------------------
Fund                                                                     Total
--------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund                                          $  11,704
Barrow Hanley Value Fund                                                  18,661
Columbus Circle Technology & Communications Fund                         153,316
Emerging Growth Fund                                                      76,389
Focused Fund                                                               7,887
Growth Fund                                                              235,675
Heitman REIT Fund                                                         20,935
Large Cap Fund                                                            16,695
Large Cap Growth Fund                                                     30,279
Large Cap Growth Concentrated Fund                                        55,398
Mid-Cap Fund                                                              32,698
Select Growth Fund                                                        74,514
Small Cap Fund                                                            12,163
Strategic Small Company Fund                                              10,710
TS&W Mid-Cap Value Fund                                                        1
TS&W Small Cap Value Fund                                                  8,399
Cash Reserves Fund                                                        19,816
Dwight Intermediate Fixed Income Fund                                        849
Dwight Short Term Fixed Income Fund                                        4,503
--------------------------------------------------------------------------------

On April 4, 2000, the Board approved an agreement between the Trust and Old Mutual Fund Services to provide shareholder related web development and maintenance services. For its services during the six-month period ended September 30, 2007, Old Mutual Fund Services received a fee of $154,214, which was allocated to each Fund quarterly based on average net assets. The fee is reviewed semi-annually by Old Mutual Fund Services and approved annually by the Board.

Officers of the Trust who are or were officers of the Advisor, Administrator, Sub-Administrator and the Distributor, as well as the Senior Officer, received no compensation from the Trust.

4. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

The cost of securities purchased and the proceeds from securities sold and matured, other than short-term investments and securities sold short, for the Funds (excluding the Cash Reserves Fund) for the six-month period ended September 30, 2007, were as follows:

                                                                           Purchases (000)              Sales and Maturities (000)
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Other      U.S. Government        Other     U.S. Government
------------------------------------------------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund                                       $177,728         $      -         $ 169,193       $      -
Barrow Hanley Value Fund                                              12,447                -            35,922              -
Columbus Circle Technology and
   Communications Fund                                               154,979                -           161,063              -
Emerging Growth Fund                                                 105,453                -           114,983              -
Focused Fund                                                           8,512                -            12,732              -
Growth Fund                                                          221,481                -           259,274              -
Heitman REIT Fund                                                     53,698                -           128,498              -
Large Cap Fund                                                        26,404                -            54,939              -
Large Cap Growth Fund                                                 30,656                -            41,406              -
Large Cap Growth Concentrated Fund                                    46,530                -            57,038              -
Mid-Cap Fund                                                         131,828                -           186,237              -
Select Growth Fund                                                    92,366                -           100,609              -
Small Cap Fund                                                        23,159                -            27,760              -
Strategic Small Company Fund                                          20,228                -            27,058              -
TS&W Mid-Cap Value Fund                                                2,933                -               444              -
TS&W Small Cap Value Fund                                              7,516                -            17,611              -
Dwight Intermediate Fixed Income Fund                                  1,316           22,948             1,495         21,637
Dwight Short Term Fixed Income Fund                                    9,080          161,628            46,661        162,211
------------------------------------------------------------------------------------------------------------------------------------

Transactions in option contracts written in the Columbus Circle Technology and Communications Fund for the six-month period ended September 30, 2007, were as follows:

                                                                       Premiums
                                                        Number of      Received
Written Options Transactions                            Contracts        (000)
--------------------------------------------------------------------------------
Outstanding at March 31, 2007                             1,041         $  107
Options written                                           4,160            805
Options exercised                                             -              -
Options terminated in closing purchasing transactions    (4,261)          (804)
--------------------------------------------------------------------------------
Outstanding at September 30, 2007                           940         $  108
--------------------------------------------------------------------------------

AS OF SEPTEMBER 30, 2007 (UNAUDITED)


5. CAPITAL SHARE TRANSACTIONS

-----------------------------------------------------------------------------------------------------------------------------------
                                                     Old Mutual Analytic                                Old Mutual
                                                    U.S. Long/Short Fund                         Barrow Hanley Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                4/1/07 to                                   4/1/07 to
                                                 9/30/07             4/1/06 to               9/30/07                4/1/06 to
                                               (Unaudited)            3/31/07              (Unaudited)               3/31/07
-----------------------------------------------------------------------------------------------------------------------------------
                                         Shares     Dollars      Shares   Dollars       Shares   Dollars       Shares     Dollars
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (000):
   Class Z
   Shares Issued                          5,155    $  77,906      9,117   $127,395       1,215   $ 11,293       3,021    $  39,059
   Shares Issued upon
     Reinvestment of Distributions            -            -          7         90         118      1,097      10,840      109,806
   Redemption Fees                          n/a            -        n/a          -         n/a          -         n/a            2
   Shares Redeemed                       (9,846)    (142,364)      (886)   (11,165)     (3,825)   (35,534)    (18,440)    (243,539)
-----------------------------------------------------------------------------------------------------------------------------------
                                         (4,691)     (64,458)     8,238    116,320      (2,492)   (23,144)     (4,579)     (94,672)
-----------------------------------------------------------------------------------------------------------------------------------
   Advisor Class (1)
   Shares Issued                              -            -          -          -           2         15           3           36
   Shares Issued upon
     Reinvestment of Distributions            -            -          -          -           -          2          22          220
   Shares Redeemed                            -            -          -          -         (30)      (280)        (42)        (586)
-----------------------------------------------------------------------------------------------------------------------------------
                                              -            -          -          -         (28)      (263)        (17)        (330)
-----------------------------------------------------------------------------------------------------------------------------------
   Class A
   Shares Issued                            829       12,487        181      2,491          55        508          22          274
   Shares Issued upon
     Reinvestment of Distributions            -            -          -          1           2         16         202        1,997
   Redemption Fees                          n/a            -        n/a          -         n/a          -         n/a            -
   Shares transferred from Advisor Class      -            -          -          -           -          -           -            -
   Shares Redeemed                         (215)      (3,085)       (34)      (464)       (100)      (927)       (133)      (1,607)
-----------------------------------------------------------------------------------------------------------------------------------
                                            614        9,402        147      2,028         (43)      (403)         91          664
-----------------------------------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                            311        4,593         52        708          39        350         156        1,372
   Shares Issued upon
     Reinvestment of Distributions            -            -          -          -           2         16         210        2,111
   Redemption Fees                          n/a            -        n/a          -         n/a          -         n/a            -
   Shares Redeemed                          (27)        (397)        (8)      (103)        (43)      (386)       (351)      (4,448)
-----------------------------------------------------------------------------------------------------------------------------------
                                            284        4,196         44        605          (2)       (20)         15         (965)
-----------------------------------------------------------------------------------------------------------------------------------
   Class R (2)
   Shares Issued                              -            -          -          -           -          -           -            -
   Shares Issued upon
     Reinvestment of Distributions            -            -          -          -           -          -           -            -
   Shares Redeemed                            -            -          -          -           -          -           -            -
-----------------------------------------------------------------------------------------------------------------------------------
                                              -            -          -          -           -          -           -            -
-----------------------------------------------------------------------------------------------------------------------------------
   Institutional Class (2)
   Shares Issued                          1,598       24,169          -          -         108      1,000           -            -
   Shares Issued upon
     Reinvestment of Distributions            -            -          -          -           -          -           -            -
   Shares Redeemed                         (424)      (6,110)         -          -           -          -           -            -
-----------------------------------------------------------------------------------------------------------------------------------
                                          1,174       18,059          -          -         108      1,000           -            -
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                         Old Mutual Columbus
                                                        Circle Technology and                           Old Mutual
                                                         Communications Fund                        Emerging Growth Fund
----------------------------------------------------------------------------------------------------------------------------------
                                                 4/1/07 to                                  4/1/07 to
                                                  9/30/07             4/1/06 to              9/30/07                4/1/06 to
                                                (Unaudited)            3/31/07             (Unaudited)               3/31/07
----------------------------------------------------------------------------------------------------------------------------------
                                          Shares     Dollars      Shares   Dollars       Shares   Dollars       Shares  Dollars
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (000):
   Class Z
   Shares Issued                             968     $ 15,115        612   $  7,675         565   $  9,692       1,905  $ 28,908
   Shares Issued upon
     Reinvestment of Distributions             -            -          -          -           -          -           -         -
   Redemption Fees                           n/a            -        n/a          -         n/a          1         n/a         1
   Shares Redeemed                        (1,573)     (22,563)    (5,435)   (68,099)     (1,034)   (17,685)     (3,230)  (47,882)
----------------------------------------------------------------------------------------------------------------------------------
                                            (605)      (7,448)    (4,823)   (60,424)       (469)    (7,992)     (1,325)  (18,973)
----------------------------------------------------------------------------------------------------------------------------------
   Advisor Class (1)
   Shares Issued                               2           23          -          -           -          -           -         -
   Shares Issued upon
     Reinvestment of Distributions             -            -          -          -           -          -           -         -
   Shares Redeemed                            (2)         (24)       (16)      (175)          -          -           -         -
----------------------------------------------------------------------------------------------------------------------------------
                                               -           (1)       (16)      (175)          -          -           -         -
----------------------------------------------------------------------------------------------------------------------------------
   Class A
   Shares Issued                              46          726          1          8           -          1           -         -
   Shares Issued upon
     Reinvestment of Distributions             -            -          -          -           -          -           -         -
   Redemption Fees                           n/a            -        n/a          -         n/a          -         n/a         -
   Shares transferred from Advisor Class       -            -          -          -           -          -           -         -
   Shares Redeemed                            (5)         (74)         -         (2)         (4)       (68)          -         -
----------------------------------------------------------------------------------------------------------------------------------
                                              41          652          1          6          (4)       (67)          -         -
----------------------------------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                              11          162          1          6           -          1           3        38
   Shares Issued upon
     Reinvestment of Distributions             -            -          -          -           -          -           -         -
   Redemption Fees                           n/a            -        n/a          -         n/a          -         n/a         -
   Shares Redeemed                            (6)         (85)        (1)        (7)         (5)       (81)          -        (7)
----------------------------------------------------------------------------------------------------------------------------------
                                               5           77          -         (1)         (5)       (80)          3        31
----------------------------------------------------------------------------------------------------------------------------------
   Class R (2)
   Shares Issued                               -            -          -          -           -          -           -         -
   Shares Issued upon
     Reinvestment of Distributions             -            -          -          -           -          -           -         -
   Shares Redeemed                             -            -          -          -           -          -           -         -
----------------------------------------------------------------------------------------------------------------------------------
                                               -            -          -          -           -          -           -         -
----------------------------------------------------------------------------------------------------------------------------------
   Institutional Class (2)
   Shares Issued                               -            -          -          -           -          -           -         -
   Shares Issued upon
     Reinvestment of Distributions             -            -          -          -           -          -           -         -
   Shares Redeemed                             -            -          -          -           -          -           -         -
----------------------------------------------------------------------------------------------------------------------------------
                                               -            -          -          -           -          -           -         -
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
                                                       Old Mutual
                                                      Focused Fund
-------------------------------------------------------------------------------------
                                            4/1/07 to
                                             9/30/07                4/1/06 to
                                           (Unaudited)               3/31/07
-------------------------------------------------------------------------------------
                                       Shares      Dollars       Shares     Dollars
-------------------------------------------------------------------------------------
Capital Share Transactions (000):
   Class Z
   Shares Issued                           96       $ 2,437         806     $ 18,717
   Shares Issued upon
     Reinvestment of Distributions          -             -           3           71
   Redemption Fees                        n/a             -         n/a            -
   Shares Redeemed                       (257)       (6,405)       (586)     (13,592)
-------------------------------------------------------------------------------------
                                         (161)       (3,968)        223        5,196
-------------------------------------------------------------------------------------
   Advisor Class (1)
   Shares Issued                            -             -           -            -
   Shares Issued upon
     Reinvestment of Distributions          -             -           -            -
   Shares Redeemed                          -             -           -            -
-------------------------------------------------------------------------------------
                                            -             -           -            -
-------------------------------------------------------------------------------------
   Class A
   Shares Issued                           17           431         152        3,545
   Shares Issued upon
     Reinvestment of Distributions          -             -           -            6
   Redemption Fees                        n/a             -         n/a            -
   Shares transferred from Advisor Class    -             -           -            -
   Shares Redeemed                        (26)         (628)        (16)        (365)
-------------------------------------------------------------------------------------
                                           (9)         (197)        136        3,186
-------------------------------------------------------------------------------------
   Class C
   Shares Issued                           11           274           8          179
   Shares Issued upon
     Reinvestment of Distributions          -             -           -            -
   Redemption Fees                        n/a             -         n/a            -
   Shares Redeemed                         (4)          (98)         (1)         (21)
-------------------------------------------------------------------------------------
                                            7           176           7          158
-------------------------------------------------------------------------------------
   Class R (2)
   Shares Issued                            -             -           -            -
   Shares Issued upon
     Reinvestment of Distributions          -             -           -            -
   Shares Redeemed                          -             -           -            -
-------------------------------------------------------------------------------------
                                            -             -           -            -
-------------------------------------------------------------------------------------
   Institutional Class (2)
   Shares Issued                            -             -           -            -
   Shares Issued upon
     Reinvestment of Distributions          -             -           -            -
   Shares Redeemed                          -             -           -            -
-------------------------------------------------------------------------------------
                                            -             -           -            -
-------------------------------------------------------------------------------------

AS OF SEPTEMBER 30, 2007 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------------
                                                            Old Mutual                                 Old Mutual
                                                           Growth Fund                              Heitman REIT Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                 4/1/07 to                                  4/1/07 to
                                                  9/30/07             4/1/06 to              9/30/07                4/1/06 to
                                                (Unaudited)            3/31/07             (Unaudited)               3/31/07
---------------------------------------------------------------------------------------------------------------------------------
                                          Shares     Dollars      Shares   Dollars       Shares   Dollars       Shares  Dollars
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (000):
   Class Z
   Shares Issued                             559      $14,797        548  $  12,265         243   $  3,529       3,985  $ 59,930
   Shares Issued upon
     Reinvestment of Distributions             -            -          -          -         230      2,996       1,202    18,155
   Redemption Fees                           n/a            -        n/a          -         n/a          1         n/a         2
   Shares Redeemed                        (2,060)     (53,731)    (6,534)  (146,747)     (4,971)   (73,870)     (6,144)  (96,381)
---------------------------------------------------------------------------------------------------------------------------------
                                          (1,501)     (38,934)    (5,986)   134,482)     (4,498)   (67,344)       (957)  (18,294)
---------------------------------------------------------------------------------------------------------------------------------
   Advisor Class (1)
   Shares Issued                               -            -          -          -          83      1,110         115     1,739
   Shares Issued upon
     Reinvestment of Distributions             -            -          -          -          46        592         108     1,625
   Redemption Fees                           n/a            -        n/a          -         n/a          -         n/a         -
   Shares Redeemed                            (3)         (75)         -          -      (1,201)   (15,963)       (266)   (3,970)
---------------------------------------------------------------------------------------------------------------------------------
                                              (3)         (75)         -          -      (1,072)   (14,261)        (43)     (606)
---------------------------------------------------------------------------------------------------------------------------------
   Class A
   Shares Issued                               1           32          3         57          52        691          23       361
   Shares Issued upon
     Reinvestment of Distributions             -            -          -          -           6         74           4        53
   Shares transferred from Advisor Class       -            -          -          -       1,010     13,417           -         -
   Shares Issued upon
     Reinvestment of Distributions             -           -           -            -            -
---------------------------------------------------------------------------------------------------------------------------------
                                              (2)         (56)        (5)      (123)      1,040     13,779           7       100
---------------------------------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                               3           87          3         68           2         23          14       216
   Shares Issued upon
     Reinvestment of Distributions             -            -          -          -           1          8           2        29
   Shares Redeemed                            (3)         (72)         -          -         (12)      (172)        (28)     (412)
---------------------------------------------------------------------------------------------------------------------------------
                                               -           15          3         68          (9)      (141)        (12)     (167)
---------------------------------------------------------------------------------------------------------------------------------
   Class R (2)
   Shares Issued                               -            -          -          -           -          -           -         -
   Shares Issued upon
     Reinvestment of Distributions             -            -          -          -           -          -           -         -
   Shares Redeemed                             -            -          -          -           -          -           -         -
---------------------------------------------------------------------------------------------------------------------------------
                                               -            -          -          -           -          -           -         -
---------------------------------------------------------------------------------------------------------------------------------
   Institutional Class (2)
   Shares Issued                               -            -          -          -           -          -           -         -
   Shares Issued upon
     Reinvestment of Distributions             -            -          -          -           -          -           -         -
   Shares Redeemed                             -            -          -          -           -          -           -         -
---------------------------------------------------------------------------------------------------------------------------------
                                               -            -          -          -           -          -           -         -
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                        Old Mutual                                    Old Mutual
                                                      Large Cap Fund                             Large Cap Growth Fund
---------------------------------------------------------------------------------------------------------------------------------
                                             4/1/07 to                                     4/1/07 to
                                              9/30/07               4/1/06 to               9/30/07                4/1/06 to
                                            (Unaudited)              3/31/07              (Unaudited)               3/31/07
----------------------------------------------------------------------------------------------------------------------------------
                                         Shares     Dollars      Shares      Dollars    Shares   Dollars        Shares   Dollars
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (000):
   Class Z
   Shares Issued                            165    $  2,682      12,036   $  178,288       115  $  2,970           187  $  4,262
   Shares Issued upon
     Reinvestment of Distributions            -           -          44          678         -         -             -         -
   Redemption Fees                          n/a           1         n/a            3       n/a         -           n/a         -
   Shares Redeemed                       (1,917)    (30,776)    (11,808)    (181,398)     (485)  (12,126)       (1,381)  (31,060)
----------------------------------------------------------------------------------------------------------------------------------
                                         (1,752)    (28,093)        272       (2,429)     (370)   (9,156)       (1,194)  (26,798)
----------------------------------------------------------------------------------------------------------------------------------
   Advisor Class (1)
   Shares Issued                              1          20          28          413         1        30             3        64
   Shares Issued upon
     Reinvestment of Distributions            -           -           -            1         -         -             -         -
   Redemption Fees                          n/a           -         n/a            -       n/a         -           n/a         -
   Shares Redeemed                          (28)       (446)        (25)        (365)      (16)     (411)           (3)      (65)
----------------------------------------------------------------------------------------------------------------------------------
                                            (27)       (426)          3           49       (15)     (381)            -        (1)
----------------------------------------------------------------------------------------------------------------------------------
   Class A
   Shares Issued                             26         426          20          305         4        95             4        96
   Shares Issued upon
     Reinvestment of Distributions            -           -           -            -         -         -             -         -
   Shares transferred from Advisor Class      -           -           -            -         -         -             -         -
   Shares Redeemed                          (10)       (160)          -            -        (3)      (67)            -         -
----------------------------------------------------------------------------------------------------------------------------------
                                             16         266          20          305         1        28             4        96
----------------------------------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                              1          17           4           56         -         -             -         3
   Shares Issued upon
     Reinvestment of Distributions            -           -           -            -         -         -             -         -
   Shares Redeemed                           (5)        (79)          -            -        (3)      (82)            -         -
----------------------------------------------------------------------------------------------------------------------------------
                                             (4)        (62)          4           56        (3)      (82)            -         3
----------------------------------------------------------------------------------------------------------------------------------
   Class R (2)
   Shares Issued                              -           -           -            -         -         -             -         -
   Shares Issued upon
     Reinvestment of Distributions            -           -           -            -         -         -             -         -
   Shares Redeemed                            -           -           -            -         -         -             -         -
----------------------------------------------------------------------------------------------------------------------------------
                                              -           -           -            -         -         -             -         -
----------------------------------------------------------------------------------------------------------------------------------
   Institutional Class (2)
   Shares Issued                              -           -           -            -         -         -             -         -
   Shares Issued upon
     Reinvestment of Distributions            -           -           -            -         -         -             -         -
   Shares Redeemed                            -           -           -            -         -         -             -         -
----------------------------------------------------------------------------------------------------------------------------------
                                              -           -           -            -         -         -             -         -
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                                                      Old Mutual Large Cap
                                                    Growth Concentrated Fund
-----------------------------------------------------------------------------------------
                                               4/1/06 to
                                                9/30/07                   4/1/06 to
                                              (Unaudited)                  3/31/07
-----------------------------------------------------------------------------------------
                                           Shares      Dollars       Shares     Dollars
-----------------------------------------------------------------------------------------
Capital Share Transactions (000):
   Class Z
   Shares Issued                               75     $  1,510          227    $  4,045
   Shares Issued upon
     Reinvestment of Distributions              -            -            -           -
   Redemption Fees                            n/a            -          n/a           -
   Shares Redeemed                           (802)     (15,631)      (2,019)    (35,721)
-----------------------------------------------------------------------------------------
                                             (727)     (14,121)      (1,792)    (31,676)
-----------------------------------------------------------------------------------------
   Advisor Class (1)
   Shares Issued                                -            2            -           5
   Shares Issued upon
     Reinvestment of Distributions              -            -            -           -
   Redemption Fees                            n/a            -          n/a           -
   Shares Redeemed                             (7)        (136)           -           -
-----------------------------------------------------------------------------------------
                                               (7)        (134)           -           5
-----------------------------------------------------------------------------------------
   Class A
   Shares Issued                               12          236           36         634
   Shares Issued upon
     Reinvestment of Distributions              -            -            -           -
   Shares transferred from Advisor Class        -            -            -           -
   Shares Redeemed                             (1)         (20)          (4)        (73)
-----------------------------------------------------------------------------------------
                                               11          216           32         561
-----------------------------------------------------------------------------------------
   Class C
   Shares Issued                               53        1,036            7         123
   Shares Issued upon
     Reinvestment of Distributions              -            -            -           -
   Shares Redeemed                             (4)         (67)          (1)        (13)
-----------------------------------------------------------------------------------------
                                               49          969            6         110
-----------------------------------------------------------------------------------------
   Class R (2)
   Shares Issued                                -            -            -           -
   Shares Issued upon
     Reinvestment of Distributions              -            -            -           -
   Shares Redeemed                              -            -            -           -
-----------------------------------------------------------------------------------------
                                                -            -            -           -
-----------------------------------------------------------------------------------------
   Institutional Class (2)
   Shares Issued                                -            -            -           -
   Shares Issued upon
     Reinvestment of Distributions              -            -            -           -
   Shares Redeemed                              -            -            -           -
-----------------------------------------------------------------------------------------
                                                -            -            -           -
-----------------------------------------------------------------------------------------

AS OF SEPTEMBER 30, 2007 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                             Old Mutual                                        Old Mutual
                                                            Mid-Cap Fund                                    Select Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                 4/1/07 to                                        4/1/07 to
                                                  9/30/07                 4/1/06 to                9/30/07            4/1/06 to
                                                (Unaudited)                3/31/07                (Unaudited)          3/31/07
------------------------------------------------------------------------------------------------------------------------------------
                                            Shares     Dollars       Shares    Dollars       Shares   Dollars      Shares   Dollars
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (000):
     Class Z
     Shares Issued                             764   $  13,149        1,625  $  27,342          142  $  4,169          114 $  2,754
     Shares Issued upon
       Reinvestment of Distributions             -           -        4,645     71,473            -         -           -         -
     Redemption Fees                           n/a           1          n/a          -          n/a         1         n/a         -
     Shares Redeemed                        (3,671)    (62,655)     (11,920)  (198,887)        (546)  (15,150)     (1,567)  (38,447)
------------------------------------------------------------------------------------------------------------------------------------
                                            (2,907)    (49,505)      (5,650)  (100,072)        (404)  (10,980)     (1,453)  (35,693)
------------------------------------------------------------------------------------------------------------------------------------
     Advisor Class (1)
     Shares Issued                              23         385           74      1,266            -         -           -         -
     Shares Issued upon
       Reinvestment of Distributions             -           -           92      1,389            -         -           -         -
     Shares Redeemed                          (253)     (4,197)        (166)    (2,828)           -         -           -         -
------------------------------------------------------------------------------------------------------------------------------------
                                              (230)     (3,812)           -       (173)           -         -           -         -
------------------------------------------------------------------------------------------------------------------------------------
     Class A
     Shares Issued                              81       1,389            -          7            1        25           2        60
     Shares Issued upon
       Reinvestment of Distributions             -           -            3         46            -         -           -         -
     Shares Transferred from Advisor Class       9         143            -          -            -         -           -         -
     Shares Redeemed                            (6)       (102)          (5)       (72)          (3)      (65)          -         -
------------------------------------------------------------------------------------------------------------------------------------
                                                84       1,430           (2)       (19)          (2)      (40)          2        60
------------------------------------------------------------------------------------------------------------------------------------
     Class C
     Shares Issued                               3          47            5         77            2        60           -         -
     Shares Issued upon
       Reinvestment of Distributions             -           -            4         64            -         -           -         -
     Shares Redeemed                           (13)       (211)          (3)       (42)          (2)      (66)          -         -
------------------------------------------------------------------------------------------------------------------------------------
                                               (10)       (164)           6         99            -        (6)          -         -
------------------------------------------------------------------------------------------------------------------------------------
     Class R (2)
     Shares Issued                               -           -            -          -            -         -           -         -
     Shares Issued upon
       Reinvestment of Distributions             -           -            -          -            -         -           -         -
     Shares Redeemed                             -           -            -          -            -         -           -         -
------------------------------------------------------------------------------------------------------------------------------------
                                                 -           -            -          -            -         -           -         -
------------------------------------------------------------------------------------------------------------------------------------
     Institutional Class (2)
     Shares Issued                               -           -            -          -            -         -           -         -
     Shares Issued upon
       Reinvestment of Distributions             -           -            -          -            -         -           -         -
     Shares Redeemed                             -           -            -          -            -         -           -         -
------------------------------------------------------------------------------------------------------------------------------------
                                                 -           -            -          -            -         -           -         -
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Old Mutual                                      Old Mutual
                                                         Small Cap Fund                            Strategic Small Company Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                4/1/07 to                                         4/1/07 to
                                                 9/30/07                4/1/06 to                  9/30/07           4/1/06 to
                                               (Unaudited)               3/31/07                 (Unaudited)          3/31/07
-----------------------------------------------------------------------------------------------------------------------------------
                                            Shares     Dollars      Shares      Dollars       Shares   Dollars    Shares   Dollars
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (000):
     Class Z
     Shares Issued                             165    $  4,844         282     $  7,401           61    $  871       173  $  2,546
     Shares Issued upon
       Reinvestment of Distributions             -           -           -            -            -         -       873    10,439
     Redemption Fees                           n/a           -         n/a            -          n/a         -       n/a         -
     Shares Redeemed                          (379)    (10,927)       (624)     (15,742)        (498)   (7,058)   (1,155)  (15,867)
-----------------------------------------------------------------------------------------------------------------------------------
                                              (214)     (6,083)       (342)      (8,341)        (437)   (6,187)     (109)   (2,882)
-----------------------------------------------------------------------------------------------------------------------------------
     Advisor Class (1)
     Shares Issued                               -           -           -            -           11       150        21       309
     Shares Issued upon
       Reinvestment of Distributions             -           -           -            -            -         -        25       290
     Shares Redeemed                             -          (7)          -            -          (37)     (536)      (53)     (715)
-----------------------------------------------------------------------------------------------------------------------------------
                                                 -          (7)          -            -          (26)     (386)       (7)     (116)
-----------------------------------------------------------------------------------------------------------------------------------
     Class A
     Shares Issued                               2          46           2           50           27       386        77     1,141
     Shares Issued upon
       Reinvestment of Distributions             -           -           -            -            -         -        28       327
     Shares Transferred from Advisor Class       -           -           -            -            -         -         -         -
     Shares Redeemed                            (3)        (90)          -            -          (23)     (326)      (21)     (265)
-----------------------------------------------------------------------------------------------------------------------------------
                                                (1)        (44)          2           50            4        60        84     1,203
-----------------------------------------------------------------------------------------------------------------------------------
     Class C
     Shares Issued                               1          15           5          118            1        19         1        20
     Shares Issued upon
       Reinvestment of Distributions             -           -           -            -            -         -         2        22
     Shares Redeemed                            (3)        (88)          -            -           (6)      (83)       (1)       (8)
-----------------------------------------------------------------------------------------------------------------------------------
                                                (2)        (73)          5          118           (5)      (64)        2        34
-----------------------------------------------------------------------------------------------------------------------------------
     Class R (2)
     Shares Issued                               -           -           -            -            -         -         -         -
     Shares Issued upon
       Reinvestment of Distributions             -           -           -            -            -         -         -         -
     Shares Redeemed                             -           -           -            -            -         -         -         -
-----------------------------------------------------------------------------------------------------------------------------------
                                                 -           -           -            -            -         -         -         -
-----------------------------------------------------------------------------------------------------------------------------------
     Institutional Class (2)
     Shares Issued                               -           -           -            -            -         -         -         -
     Shares Issued upon
       Reinvestment of Distributions             -           -           -            -            -         -         -         -
     Shares Redeemed                             -           -           -            -            -         -         -         -
-----------------------------------------------------------------------------------------------------------------------------------
                                                 -           -           -            -            -         -         -         -
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------
                                               Old Mutual TS&W
                                              Mid-Cap Value Fund
---------------------------------------------------------------------
                                                 6/4/07 (3) to
                                                    9/30/07
                                                  (Unaudited)
---------------------------------------------------------------------
                                               Shares      Dollars
---------------------------------------------------------------------
Capital Share Transactions (000):
     Class Z
     Shares Issued                                  -       $    -
     Shares Issued upon
       Reinvestment of Distributions                -            -
     Redemption Fees                              n/a            -
     Shares Redeemed                                -            -
---------------------------------------------------------------------
                                                    -            -
---------------------------------------------------------------------
     Advisor Class (1)
     Shares Issued                                  -            -
     Shares Issued upon
       Reinvestment of Distributions                -            -
     Shares Redeemed                                -            -
---------------------------------------------------------------------
                                                    -            -
---------------------------------------------------------------------
     Class A
     Shares Issued                                115        1,143
     Shares Issued upon
       Reinvestment of Distributions                -            -
     Shares Transferred from Advisor Class          -            -
     Shares Redeemed                                -            -
---------------------------------------------------------------------
                                                  115        1,143
---------------------------------------------------------------------
     Class C
     Shares Issued                                130        1,281
     Shares Issued upon
       Reinvestment of Distributions                -            -
     Shares Redeemed                                -            -
---------------------------------------------------------------------
                                                  130        1,281
---------------------------------------------------------------------
     Class R (2)
     Shares Issued                                  -            -
     Shares Issued upon
       Reinvestment of Distributions                -            -
     Shares Redeemed                                -            -
---------------------------------------------------------------------
                                                    -            -
---------------------------------------------------------------------
     Institutional Class (2)
     Shares Issued                                 50          500
     Shares Issued upon
       Reinvestment of Distributions                -            -
     Shares Redeemed                                -            -
---------------------------------------------------------------------
                                                   50          500
---------------------------------------------------------------------

AS OF SEPTEMBER 30, 2007 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------------
                                                           Old Mutual                                     Old Mutual
                                                     TS&W Small Cap Value Fund                        Cash Reserves Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                4/1/07 to                                        4/1/07 to         4/1/06 to
                                                 9/30/07               4/1/06 to               9/30/07              3/31/07
                                               (Unaudited)             3/31/07               (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
                                          Shares    Dollars       Shares    Dollars       Shares    Dollars      Shares   Dollars
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (000):
     Class Z
     Shares Issued                            46   $  1,224          276   $  7,468       14,268  $  14,268      27,632 $  27,632
     Shares Issued upon
       Reinvestment of Distributions           -          -          362      9,224          774        774       1,439     1,439
     Redemption Fees                         n/a          -          n/a          -          n/a          -         n/a         -
     Shares Redeemed                        (395)   (10,576)        (516)   (13,897)     (13,807)   (13,807)    (30,665)  (30,665)
-----------------------------------------------------------------------------------------------------------------------------------
                                            (349)    (9,352)         122      2,795        1,235      1,235      (1,594)   (1,594)
-----------------------------------------------------------------------------------------------------------------------------------
     Advisor Class
     Shares Issued                             -          -            -          -            -          -           -         -
     Shares Issued upon
       Reinvestment of Distributions           -          -            -          -            -          -           -         -
     Shares Redeemed                           -          -            -          -            -          -           -         -
-----------------------------------------------------------------------------------------------------------------------------------
                                               -          -            -          -            -          -           -         -
-----------------------------------------------------------------------------------------------------------------------------------
     Class A (2)
     Shares Issued                             -          4            2         46          728        728           -         -
     Shares Issued upon
       Reinvestment of Distributions           -          -            5        125            1          1           -         -
     Shares Transferred from Advisor Class     -          -            -          -            -          -           -         -
     Redemption Fees                         n/a          -          n/a          -          n/a          -         n/a         -
     Shares Redeemed                         (12)      (323)          (9)      (237)        (464)      (464)          -         -
-----------------------------------------------------------------------------------------------------------------------------------
                                             (12)      (319)          (2)       (66)         265        265           -         -
-----------------------------------------------------------------------------------------------------------------------------------
     Class C (2)
     Shares Issued                             -          -            -          -        1,026      1,026           -         -
     Shares Issued upon
       Reinvestment of Distributions           -          -            7        171            5          5           -         -
     Shares Redeemed                         (11)      (251)         (10)      (245)         (15)       (15)          -         -
-----------------------------------------------------------------------------------------------------------------------------------
                                             (11)      (251)          (3)       (74)       1,016      1,016           -         -
-----------------------------------------------------------------------------------------------------------------------------------
     Class R (2)
     Shares Issued                             -          -            -          -            1          1           -         -
     Shares Issued upon
       Reinvestment of Distributions           -          -            -          -            -          -           -         -
     Shares Redeemed                           -          -            -          -            -          -           -         -
-----------------------------------------------------------------------------------------------------------------------------------
                                               -          -            -          -            1          1           -         -
-----------------------------------------------------------------------------------------------------------------------------------
     Institutional Class (2)
     Shares Issued                             -          -            -          -            1          1           -         -
     Shares Issued upon
       Reinvestment of Distributions           -          -            -          -            -          -           -         -
     Shares Redeemed                           -          -            -          -            -          -           -         -
-----------------------------------------------------------------------------------------------------------------------------------
                                               -          -            -          -            1          1           -         -
-----------------------------------------------------------------------------------------------------------------------------------


(1) Advisor class commenced operations on December 20, 2006, for the Analytic U.S. Long/Short Fund, Emerging Growth Fund, Focused Fund, Select Growth Fund and Dwight Intermediate Fixed Income Fund.

(2) Class R and Institutional Class shares of all Funds except the Cash Reserves Fund commenced operations on December 20, 2006. Class A, Class C, Class R and Institutional Class shares of the Cash Reserves Fund commenced operations on June 4, 2007.

(3) Inception date of the Fund.

n/a - Not applicable.

Amounts designated as "-" are either $0 or have been rounded to $0.

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Old Mutual                                   Old Mutual
                                                        Dwight Intermediate                            Dwight Short Term
                                                         Fixed Income Fund                             Fixed Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                   4/1/07 to                                   4/1/07 to
                                                    9/30/07             4/1/06 to               9/30/07                4/1/06 to
                                                  (Unaudited)            3/31/07              (Unaudited)               3/31/07
-----------------------------------------------------------------------------------------------------------------------------------
                                            Shares     Dollars      Shares  Dollars       Shares   Dollars       Shares   Dollars
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (000):
     Class Z
     Shares Issued                              50      $  499          98   $  987           65   $   648          167  $  1,636
     Shares Issued upon
       Reinvestment of Distributions            17         171          34      342          358     3,538          810     7,962
     Redemption Fees                           n/a           -         n/a        -          n/a         -          n/a         -
     Shares Redeemed                           (74)       (742)       (146)  (1,454)      (2,018)  (19,947)      (8,034)  (78,851)
-----------------------------------------------------------------------------------------------------------------------------------
                                                (7)        (72)        (14)   (125)       (1,595)  (15,761)      (7,057)  (69,253)
-----------------------------------------------------------------------------------------------------------------------------------
     Advisor Class
     Shares Issued                               -           -           -        -            -         -           46       443
     Shares Issued upon
       Reinvestment of Distributions             -           -           -        -            1         6            2        20
     Shares Redeemed                             -           -           -        -          (47)     (464)         (75)     (736)
-----------------------------------------------------------------------------------------------------------------------------------
                                                 -           -           -        -          (46)     (458)         (27)     (273)
-----------------------------------------------------------------------------------------------------------------------------------
     Class A (2)
     Shares Issued                              27         266          53      535           24       237            -         3
     Shares Issued upon
       Reinvestment of Distributions             -           1           -        3            -         2            -         2
     Shares Transferred from Advisor Class       -           -           -        -           29       292            -         -
     Redemption Fees                           n/a           -         n/a        -          n/a         -          n/a         -
     Shares Redeemed                           (13)       (130)          -       (6)          (7)      (71)           -         -
-----------------------------------------------------------------------------------------------------------------------------------
                                                14         137          53      532           46       460            -         5
-----------------------------------------------------------------------------------------------------------------------------------
     Class C (2)
     Shares Issued                               6          57           4       34          103     1,023            -         -
     Shares Issued upon
       Reinvestment of Distributions             -           1           -        3            -         3            -         2
     Shares Redeemed                            (2)        (21)          -        -           (8)      (79)           -         -
-----------------------------------------------------------------------------------------------------------------------------------
                                                 4          37           4       37           95       947            -         2
-----------------------------------------------------------------------------------------------------------------------------------
     Class R (2)
     Shares Issued                               -           -           -        -            -         -            -         -
     Shares Issued upon
       Reinvestment of Distributions             -           -           -        -            -         -            -         -
     Shares Redeemed                             -           -           -        -            -         -            -         -
-----------------------------------------------------------------------------------------------------------------------------------
                                                 -           -           -        -            -         -            -         -
-----------------------------------------------------------------------------------------------------------------------------------
     Institutional Class (2)
     Shares Issued                               -           -           -        -            -         -            -         -
     Shares Issued upon
       Reinvestment of Distributions             -           -           -        -            -         -            -         -
     Shares Redeemed                             -           -           -        -            -         -            -         -
-----------------------------------------------------------------------------------------------------------------------------------
                                                 -           -           -        -            -         -            -         -
-----------------------------------------------------------------------------------------------------------------------------------

AS OF SEPTEMBER 30, 2007 (UNAUDITED)

6. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

Each Fund (except for the TS&W Mid-Cap Value Fund) has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of March 31, 2007, primarily attributable to certain net operating losses which, for tax purposes, are not available to offset future income, different treatment for gains and losses on paydowns of mortgage- and asset-backed securities, returns of capital, utilization of net operating losses, REIT reclasses between net investment income and long-term capital and dividends on short sales, were reclassified to the following accounts:


                                                       Increase/(Decrease)      Increase/(Decrease)        Increase/(Decrease)
                                                       Paid-in                  Undistributed              Net Accumulated Net
Fund                                                   Capital (000)            Investment Income (000)    Realized Gain (000)
----------------------------------------------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund                           $     -                   $   27                    $   (27)
Columbus Circle Technology and Communications Fund       (1,955)                   1,955                          -
Emerging Growth Fund                                     (1,740)                   1,740                          -
Growth Fund                                              (1,997)                   2,019                        (22)
Heitman REIT Fund                                             -                    2,560                     (2,560)
Large Cap Growth Fund                                      (327)                     327                          -
Large Cap Growth Concentrated Fund                         (538)                     538                          -
Mid-Cap Fund                                                  -                    1,477                     (1,477)
Select Growth Fund                                         (758)                     758                          -
Small Cap Fund                                             (182)                     186                         (4)
Strategic Small Company Fund                                  -                      365                       (365)
TS&W Small Cap Value Fund                                     -                      388                       (388)
Dwight Intermediate Fixed Income Fund                         -                        1                         (1)
Dwight Short Term Fixed Income Fund                           -                     (110)                       110
----------------------------------------------------------------------------------------------------------------------------------

These reclassifications had no effect on net assets or net asset value per share.

Amounts designated as "-" are either $0 or have been rounded to $0.

The tax character of dividends and distributions declared during the years ended March 31, 2007 and 2006 were as follows:

                                   Ordinary           Long-Term           Return of           Total
Fund                             Income (000)     Capital Gain (000)     Capital (000)        (000)
--------------------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund
     2007                          $    94           $       -              $   -            $     94
     2006                              228                   -                  -                 228
Barrow Hanley Value Fund
     2007                            2,414             115,387                  -             117,801
     2006                            5,012              25,068                  -              30,080
Focused Fund
     2007                               81                   -                  -                  81
     2006                               88                   -                  -                  88
Heitman REIT Fund
     2007                            6,668              17,493                  -              24,161
     2006                            6,234              16,476              1,567              24,277
Large Cap Fund
     2007                              708                   -                  -                 708
     2006                              564                   -                  -                 564
Mid-Cap Fund
     2007                           15,333              59,935                  -              75,268
     2006                           15,917              18,349                  -              34,266

                                           Ordinary           Long-Term           Return of           Total
Fund                                     Income (000)     Capital Gain (000)     Capital (000)        (000)
-------------------------------------------------------------------------------------------------------------
Strategic Small Company Fund
     2007                                  $    -             $ 11,426              $   -           $  11,426
     2006                                       -                    -                  -                   -
TS&W Small Cap Value Fund
     2007                                      43                9,784                  -               9,827
     2006                                   1,032                5,161                  -               6,193
Cash Reserves Fund
     2007                                   1,537                    -                  -               1,537
     2006                                   1,111                    -                  -               1,111
Dwight Intermediate Fixed Income Fund
     2007                                     358                    -                  -                 358
     2006                                     319                   10                  -                 329
Dwight Short Term Fixed Income Fund
     2007                                   8,013                    -                  -               8,013
     2006                                   9,738                    -                  -               9,738
-------------------------------------------------------------------------------------------------------------

The following Funds did not declare dividends or distributions during the years ended March 31, 2007 and 2006: Columbus Circle Technology and Communications Fund, Emerging Growth Fund, Growth Fund, Large Cap Growth Fund, Large Cap Growth Concentrated Fund, Select Growth Fund and Small Cap Fund.

Amounts designated as "-" are either $0 or have been rounded to $0.

As of March 31, 2007, the components of Distributable Earnings/(Accumulated Losses) were as follows:


                               Undistributed  Undistributed        Capital      Post-     Unrealized      Other
                                  Ordinary     Long-Term           Loss       October   Appreciation/  Temporary
                                   Income     Capital Gain     Carryforwards  Losses   (Depreciation) Differences     Total
Fund                               (000)         (000)             (000)       (000)        (000)        (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund     $  221         $    -        $   (10,565)    $   -     $  4,774        $   -       $   (5,570)
Barrow Hanley Value Fund           3,909          7,339                  -         -       28,025            -           39,273
Columbus Circle Technology and
     Communications Fund               -              -         (2,395,385)        -       34,576            -       (2,360,809)
Emerging Growth Fund                   -              -           (244,217)        -       20,228            -         (223,989)
Focused Fund                          69            583                  -         -        2,246            -            2,898
Growth Fund                            -              -         (1,212,404)        -       92,341            -       (1,120,063)
Heitman REIT Fund*                   793          3,254                  -         -       73,276            -           77,323
Large Cap Fund                       169              -            (83,739)        -        8,048            -          (75,522)
Large Cap Growth Fund                  -              -           (133,283)        -        8,242            -         (125,041)
Large Cap Growth
     Concentrated Fund                 -              -           (294,639)        -        9,461            -         (285,178)
Mid-Cap Fund                      12,531         15,192                  -         -       26,654            -           54,377
Select Growth Fund                     -              -         (1,133,130)        -        9,793            -       (1,123,337)
Small Cap Fund                         -              -             (5,236)        -        5,055           11             (170)
Strategic Small Company Fund       1,411            460                  -         -        4,591            5            6,467
TS&W Small Cap Value Fund            441          2,203                  -         -       21,941           (1)          24,584
Cash Reserves Fund                     1              -                 (9)        -            -           (1)              (9)
Dwight Intermediate
     Fixed Income Fund                 5              -                 (5)        -           (7)          (5)             (12)
Dwight Short Term
     Fixed Income Fund                 -              -             (3,688)      (59)        (689)          (1)          (4,437)
-----------------------------------------------------------------------------------------------------------------------------------

* Information reflects fund activity based on the Fund's December 31, 2006 tax reporting year.

Amounts designated as "-" are either $0 or have been rounded to $0.

AS OF SEPTEMBER 30, 2007 (UNAUDITED)

Post-October losses represent losses realized on investment transactions from November 1, 2006 through March 31, 2007 that, in accordance with federal income tax regulations the Funds may elect to defer and treat as having arisen in the following fiscal year. For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a period of up to eight years.

As of March 31, 2007, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (000):

                                                          Expiring March 31,
------------------------------------------------------------------------------------------------------------------------------------
Fund                              2008      2009       2010        2011        2012      2013      2014      2015      Total
------------------------------------------------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund      $-    $      -   $        -    $ 10,565   $      -     $-     $    -     $    -    $    10,565
Columbus Circle Technology and
     Communications Fund            -      15,385    1,954,050     425,950          -      -          -          -      2,395,385
Emerging Growth Fund                -           -      123,471     120,746          -      -          -          -        244,217
Growth Fund                         -           -      899,664     312,740          -      -          -          -      1,212,404
Large Cap Fund                      -           -            -      83,739          -      -          -          -         83,739
Large Cap Growth Fund               -           -       59,987      73,296          -      -          -          -        133,283
Large Cap Growth
     Concentrated Fund              -           -            -     189,242    105,397      -          -          -        294,639
Select Growth Fund                  -     129,249      877,966     125,915          -      -          -          -      1,133,130
Small Cap Fund                      -           -            -       5,236          -      -          -          -          5,236
Cash Reserves Fund                  4           -            5           -          -      -          -          -              9
Dwight Intermediate
     Fixed Income Fund              -           -            -           -          -      -          -          5              5
Dwight Short Term
     Fixed Income Fund              -           -            -           -          -      -      2,000      1,688          3,688
------------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "-" are either $0 or have been rounded to $0.

During the year ended March 31, 2007, the following Funds utilized capital loss carryforwards to offset realized capital gains (000):

Fund
-------------------------------------------------------------

Analytic U.S. Long/Short Fund                         $ 4,257
Columbus Circle Technology and Communications Fund     14,548
Emerging Growth Fund                                    7,231
Focused Fund                                            1,507
Growth Fund                                            14,835
Large Cap Fund                                         16,786
Large Cap Growth Fund                                   8,161
Large Cap Growth Concentrated Fund                      5,630
Select Growth Fund                                      6,593
Small Cap Fund                                          3,881
-------------------------------------------------------------

The federal tax cost, aggregate gross unrealized appreciation and depreciation of investments, excluding securities sold short, futures contracts and written options contracts, held by each Fund excluding the Cash Reserves Fund, at September 30, 2007, were as follows:


                                                                                  Net Unrealized
                                         Federal     Unrealized     Unrealized     Appreciation/
                                        Tax Cost    Appreciation   Depreciation   (Depreciation)
Fund                                      (000)        (000)          (000)            (000)
-----------------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund          $ 141,105    $   16,791      $ (5,009)      $  11,782
Barrow Hanley Value Fund                  89,817        25,939          (738)         25,201
Columbus Circle Technology and
     Communications Fund                 138,753        58,321          (671)         57,650
Emerging Growth Fund                     150,380        36,479        (5,102)         31,377
Focused Fund                              23,860         4,351          (455)          3,896
Growth Fund                              435,593       159,636        (6,417)        153,219
Heitman REIT Fund                         85,179        29,370        (2,448)         26,922
Large Cap Fund                            71,474        11,870        (2,510)          9,360
Large Cap Growth Fund                     70,964        18,748          (727)         18,021
Large Cap Growth Concentrated Fund        95,688        24,004          (966)         23,038
Mid-Cap Fund                             201,594        27,330       (14,284)         13,046
Select Growth Fund                       109,074        26,419          (676)         25,743
Small Cap Fund                            38,625         6,809        (2,598)          4,211
Strategic Small Company Fund              30,319         6,711        (1,463)          5,248
TS&W Mid-Cap Value Fund                    2,830            84          (143)            (59)
TS&W Small Cap Value Fund                 41,753        20,080        (1,940)         18,140
Dwight Intermediate Fixed Income Fund     10,777            59           (92)            (33)
Dwight Short Term Fixed Income Fund      195,641           755          (557)            198
-----------------------------------------------------------------------------------------------------


7. CONCENTRATIONS/RISKS
--------------------------------------------------------------------------------

The Cash Reserves Fund invests in a portfolio of money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating agency, or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Certain funds invest a high percentage of their assets in specific sectors of the market, including technology. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In addition, the Heitman REIT Fund and Columbus Circle Technology and Communications Fund are concentrated which means they may invest 25% or more of their net assets in specific industries.

There are risks associated with selling short, including the risk that the Analytic U.S. Long/Short Fund may have to cover its short positions at a higher price than the short price, resulting in a loss. The Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

8. INTERFUND LENDING
--------------------------------------------------------------------------------

Pursuant to resolutions adopted by the Boards of each of the Trust, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purposes of this Note 8, the "OM Funds"), each of the OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the SEC on August 12, 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the OM Funds may borrow more than 10% of their assets.

The Funds had no outstanding borrowings or loans related to interfund lending at any time during the six-month period ended September 30, 2007.

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF SEPTEMBER 30, 2007 (UNAUDITED)

9. LITIGATION
--------------------------------------------------------------------------------

In June 2004, sub-advisor Liberty Ridge [formerly known as Pilgrim Baxter & Associates, Ltd. ("PBA")], reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and New York Attorney General ("NYAG"). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Trust's Statement of Additional Information are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate its management of the Funds. In this event, the Board would be required to seek new investment management of the Funds sub-advised by Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), PBHG Funds (now known as Old Mutual Advisor Funds II), Liberty Ridge, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust's Statement of Additional Information. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in, or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment advisor, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On August 30, 2005, the State of West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against PBA. The Trust was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of the Trust's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the Trust. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code ss.ss.
32-1-101, et seq.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the Statement of Additional Information.

At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment advisor to the Funds. However, neither Liberty Ridge nor Old Mutual Capital are currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Funds.

10. EXPENSES BORNE BY ADVISOR
--------------------------------------------------------------------------------

Legal, printing and/or compliance audit expenses relating to the SEC and NYAG examinations and the Civil Litigation described above in Note 9 were incurred and the Advisor and/or Liberty Ridge has paid these expenses on behalf of the Trust. Had the Advisor and/or Liberty Ridge not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2007, 2006, 2005 and 2004.

11. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. Based on its analysis, the Advisor has determined that the adoption of FIN 48 did not have a material impact on the Fund's financial statements upon adoption. However, the Advisor's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

In September  2006,  the  Financial  Accounting  Standards  Board (FASB)  issued
Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional financial statement disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 888-772-2888 toll-free; (ii) on the Trust's website at oldmutualfunds.com; and (iii) on the SEC's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2007 is available (i) without charge, upon request, by calling 888-772-2888 toll free; (ii) on the Trust's website at oldmutualfunds.com; and (iii) on the SEC's website at http://www.sec.gov.

Old Mutual Advisor Funds II Form N-Q Information

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 toll-free.

FUND EXPENSES EXAMPLE (Unaudited)

Six-Month Hypothetical Expense Example - September 30, 2007

Example. As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. The Funds may charge transaction fees, including sales charges (loads) on purchase payments; redemption fees; and exchange fees. The Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2007.

Actual Expenses. The first line for each share class in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, administration, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the $10.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                    Annualized    Expenses
                             Beginning   Ending      Expense        Paid
                              Account   Account      Ratios        During
                               Value     Value     For the Six-   Six-Month
                             04/01/07   09/30/07   Month Period    Period*
----------------------------------------------------------------------------
Old Mutual Analytic U.S. Long/Short Fund - Class Z
----------------------------------------------------------------------------
    Actual Fund Return       $1,000.00   $1,038.70     1.32%       $ 6.75
    Hypothetical 5% Return    1,000.00    1,018.45     1.32%         6.68
----------------------------------------------------------------------------
Old Mutual Analytic U.S. Long/Short Fund - Class A
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,037.50     1.64%         8.38
    Hypothetical 5% Return    1,000.00    1,016.85     1.64%         8.29
----------------------------------------------------------------------------
Old Mutual Analytic U.S. Long/Short Fund - Class C
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,033.60     2.41%        12.29
    Hypothetical 5% Return    1,000.00    1,012.99     2.41%        12.16
----------------------------------------------------------------------------
Old Mutual Analytic U.S. Long/Short Fund - Class R
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,032.50     2.09%        10.65
    Hypothetical 5% Return    1,000.00    1,014.59     2.09%        10.56
----------------------------------------------------------------------------
Old Mutual Analytic U.S. Long/Short Fund - Institutional Class
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,039.40     1.22%        6.24
    Hypothetical 5% Return    1,000.00    1,018.95     1.22%        6.17
----------------------------------------------------------------------------



                                                    Annualized     Expenses
                              Beginning   Ending      Expense        Paid
                               Account   Account      Ratios        During
                                Value     Value     For the Six-   Six-Month
                              04/01/07   09/30/07   Month Period    Period*
 ----------------------------------------------------------------------------
 Old Mutual Barrow Hanley Value Fund - Class Z
 ----------------------------------------------------------------------------
     Actual Fund Return       $1,000.00   $1,063.00     1.10%       $ 5.69
     Hypothetical 5% Return    1,000.00    1,019.55     1.10%         5.57
 ----------------------------------------------------------------------------
 Old Mutual Barrow Hanley Value Fund - Class A
 ----------------------------------------------------------------------------
     Actual Fund Return        1,000.00    1,061.30     1.35%         6.98
     Hypothetical 5% Return    1,000.00    1,018.30     1.35%         6.83
 ----------------------------------------------------------------------------
 Old Mutual Barrow Hanley Value Fund - Class C
 ----------------------------------------------------------------------------
     Actual Fund Return        1,000.00    1,058.20     2.10%        10.84
     Hypothetical 5% Return    1,000.00    1,014.54     2.10%        10.61
 ----------------------------------------------------------------------------
 Old Mutual Barrow Hanley Value Fund - Class R
 ----------------------------------------------------------------------------
     Actual Fund Return        1,000.00    1,055.80     1.60%         8.25
     Hypothetical 5% Return    1,000.00    1,017.05     1.60%         8.09
 ----------------------------------------------------------------------------
 Old Mutual Barrow Hanley Value Fund - Institutional Class
 ----------------------------------------------------------------------------
     Actual Fund Return        1,000.00    1,061.80     0.90%         4.65
     Hypothetical 5% Return    1,000.00    1,020.56     0.90%         4.56
 ----------------------------------------------------------------------------

                                                          Annualized   Expenses
                               Beginning      Ending       Expense       Paid
                                Account      Account       Ratios       During
                                 Value        Value      For the Six-  Six-Month
                               04/01/07      09/30/07    Month Period   Period*
------------------------------------------------------------------------------
Old Mutual Columbus Circle Technology and Communications Fund - Class Z
------------------------------------------------------------------------------
    Actual Fund Return         $1,000.00      $1,270.20      1.45%   $ 8.25
    Hypothetical 5% Return      1,000.00       1,017.80      1.45%     7.33
------------------------------------------------------------------------------
Old Mutual Columbus Circle Technology and Communications Fund - Class A
------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,268.80      1.70%     9.67
    Hypothetical 5% Return      1,000.00       1,016.55      1.70%     8.59
------------------------------------------------------------------------------
Old Mutual Columbus Circle Technology and Communications Fund - Class C
------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,264.20      2.45%    13.91
    Hypothetical 5% Return      1,000.00       1,012.78      2.45%    12.36
------------------------------------------------------------------------------
Old Mutual Columbus Circle Technology and Communications Fund - Class R
------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,265.40      1.95%    11.07
    Hypothetical 5% Return      1,000.00       1,015.29      1.95%     9.85
------------------------------------------------------------------------------
Old Mutual Columbus Circle Technology and Communications Fund
 - Institutional Class
------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,272.50      1.20%     6.84
    Hypothetical 5% Return      1,000.00       1,019.05      1.20%     6.07
------------------------------------------------------------------------------
Old Mutual Emerging Growth Fund - Class Z
------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,168.50      1.30%     7.07
    Hypothetical 5% Return      1,000.00       1,018.55      1.30%     6.58
------------------------------------------------------------------------------
Old Mutual Emerging Growth Fund - Class A
------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,167.00      1.55%     8.42
    Hypothetical 5% Return      1,000.00       1,017.30      1.55%     7.84
------------------------------------------------------------------------------
Old Mutual Emerging Growth Fund - Class C
------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,162.20      2.30%    12.47
    Hypothetical 5% Return      1,000.00       1,013.54      2.30%    11.61
------------------------------------------------------------------------------
Old Mutual Emerging Growth Fund - Class R
------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,163.10      1.80%     9.76
    Hypothetical 5% Return      1,000.00       1,016.04      1.80%     9.10
------------------------------------------------------------------------------
Old Mutual Emerging Growth Fund - Institutional Class
------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,169.10      1.05%     5.71
    Hypothetical 5% Return      1,000.00       1,019.80      1.05%     5.32
------------------------------------------------------------------------------
Old Mutual Focused Fund - Class Z
------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,103.70      1.15%     6.06
    Hypothetical 5% Return      1,000.00       1,019.30      1.15%     5.82
------------------------------------------------------------------------------
Old Mutual Focused Fund - Class A
------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,102.60      1.40%     7.38
    Hypothetical 5% Return      1,000.00       1,018.05      1.40%     7.08
------------------------------------------------------------------------------



                                                         Annualized    Expenses
                               Beginning      Ending       Expense       Paid
                                Account      Account       Ratios       During
                                 Value        Value      For the Six-  Six-Month
                               04/01/07      09/30/07    Month Period   Period*
------------------------------------------------------------------------------
Old Mutual Focused Fund - Class C
------------------------------------------------------------------------------
    Actual Fund Return         $1,000.00      $1,098.30      2.15%   $11.31
    Hypothetical 5% Return      1,000.00       1,014.29      2.15%    10.86
------------------------------------------------------------------------------
Old Mutual Focused Fund - Class R
------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,097.10      1.65%     8.67
    Hypothetical 5% Return      1,000.00       1,016.80      1.65%     8.34
------------------------------------------------------------------------------
Old Mutual Focused Fund - Institutional Class
------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,103.70      0.80%     4.22
    Hypothetical 5% Return      1,000.00       1,021.06      0.80%     4.05
------------------------------------------------------------------------------
Old Mutual Growth Fund - Class Z
------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,179.50      1.10%     6.01
    Hypothetical 5% Return      1,000.00       1,019.55      1.10%     5.57
------------------------------------------------------------------------------
Old Mutual Growth Fund - Class A
------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,178.10      1.35%     7.37
    Hypothetical 5% Return      1,000.00       1,018.30      1.35%     6.83
------------------------------------------------------------------------------
Old Mutual Growth Fund - Class C
------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,173.70      2.10%    11.44
    Hypothetical 5% Return      1,000.00       1,014.54      2.10%    10.61
------------------------------------------------------------------------------
Old Mutual Growth Fund - Class R
------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,173.40      1.60%     8.72
    Hypothetical 5% Return      1,000.00       1,017.05      1.60%     8.09
------------------------------------------------------------------------------
Old Mutual Growth Fund - Institutional Class
------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,179.80      0.95%     5.19
    Hypothetical 5% Return      1,000.00       1,020.31      0.95%     4.81
------------------------------------------------------------------------------
Old Mutual Heitman REIT Fund - Class Z
------------------------------------------------------------------------------
    Actual Fund Return          1,000.00         919.50      1.25%     6.01
    Hypothetical 5% Return      1,000.00       1,018.80      1.25%     6.33
------------------------------------------------------------------------------
Old Mutual Heitman REIT Fund - Class A
------------------------------------------------------------------------------
    Actual Fund Return          1,000.00         918.70      1.50%     7.21
    Hypothetical 5% Return      1,000.00       1,017.55      1.50%     7.59
------------------------------------------------------------------------------
Old Mutual Heitman REIT Fund - Class C
------------------------------------------------------------------------------
    Actual Fund Return          1,000.00         915.20      2.25%    10.80
    Hypothetical 5% Return      1,000.00       1,013.79      2.25%    11.36
------------------------------------------------------------------------------
Old Mutual Heitman REIT Fund - Class R
------------------------------------------------------------------------------
    Actual Fund Return          1,000.00         914.00      1.75%     8.40
    Hypothetical 5% Return      1,000.00       1,016.29      1.75%     8.85
------------------------------------------------------------------------------
Old Mutual Heitman REIT Fund - Institutional Class
------------------------------------------------------------------------------
    Actual Fund Return          1,000.00         919.70      0.95%     4.57
    Hypothetical 5% Return      1,000.00       1,020.31      0.95%     4.81
------------------------------------------------------------------------------

                                                          Annualized    Expenses
                               Beginning      Ending       Expense        Paid
                                Account      Account       Ratios        During
                                 Value        Value      For the Six-  Six-Month
                               04/01/07      09/30/07    Month Period    Period*
--------------------------------------------------------------------------------
Old Mutual Large Cap Fund - Class Z
--------------------------------------------------------------------------------
    Actual Fund Return         $1,000.00      $1,082.70      1.15%     $ 6.00
    Hypothetical 5% Return      1,000.00       1,019.30      1.15%       5.82
--------------------------------------------------------------------------------
Old Mutual Large Cap Fund - Advisor Class
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,081.00      1.40%       7.30
    Hypothetical 5% Return      1,000.00       1,018.05      1.40%       7.08
--------------------------------------------------------------------------------
Old Mutual Large Cap Fund - Class A
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,080.90      1.40%       7.30
    Hypothetical 5% Return      1,000.00       1,018.05      1.40%       7.08
--------------------------------------------------------------------------------
Old Mutual Large Cap Fund - Class C
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,076.70      2.15%      11.19
    Hypothetical 5% Return      1,000.00       1,014.29      2.15%      10.86
--------------------------------------------------------------------------------
Old Mutual Large Cap Fund - Class R
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,075.60      1.65%       8.59
    Hypothetical 5% Return      1,000.00       1,016.80      1.65%       8.34
--------------------------------------------------------------------------------
Old Mutual Large Cap Fund - Institutional Class
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,081.30      0.85%       4.43
    Hypothetical 5% Return      1,000.00       1,020.81      0.85%       4.31
--------------------------------------------------------------------------------
Old Mutual Large Cap Growth Fund - Class Z
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,154.00      1.25%       6.75
    Hypothetical 5% Return      1,000.00       1,018.80      1.25%       6.33
--------------------------------------------------------------------------------
Old Mutual Large Cap Growth Fund - Class A
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,152.80      1.50%       8.10
    Hypothetical 5% Return      1,000.00       1,017.55      1.50%       7.59
--------------------------------------------------------------------------------
Old Mutual Large Cap Growth Fund - Class C
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,148.20      2.25%      12.12
    Hypothetical 5% Return      1,000.00       1,013.79      2.25%      11.36
--------------------------------------------------------------------------------
Old Mutual Large Cap Growth Fund - Class R
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,147.30      1.75%       9.42
    Hypothetical 5% Return      1,000.00       1,016.29      1.75%       8.85
--------------------------------------------------------------------------------
Old Mutual Large Cap Growth Fund - Institutional Class
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,154.70      0.95%       5.13
    Hypothetical 5% Return      1,000.00       1,020.31      0.95%       4.81
--------------------------------------------------------------------------------
Old Mutual Large Cap Growth Concentrated Fund - Class Z
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,183.80      1.25%       6.84
    Hypothetical 5% Return      1,000.00       1,018.80      1.25%       6.33
--------------------------------------------------------------------------------
Old Mutual Large Cap Growth Concentrated Fund - Class A
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,182.80      1.50%       8.21
    Hypothetical 5% Return      1,000.00       1,017.55      1.50%       7.59
--------------------------------------------------------------------------------



                                                          Annualized    Expenses
                               Beginning      Ending       Expense       Paid
                                Account      Account       Ratios       During
                                 Value        Value      For the Six-  Six-Month
                               04/01/07      09/30/07    Month Period   Period*
--------------------------------------------------------------------------------
Old Mutual Large Cap Growth Concentrated Fund - Class C
--------------------------------------------------------------------------------
    Actual Fund Return         $1,000.00      $1,177.90      2.25%     $12.28
    Hypothetical 5% Return      1,000.00       1,013.79      2.25%      11.36
--------------------------------------------------------------------------------
Old Mutual Large Cap Growth Concentrated Fund - Class R
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,177.50      1.75%       9.55
    Hypothetical 5% Return      1,000.00       1,016.29      1.75%       8.85
--------------------------------------------------------------------------------
Old Mutual Large Cap Growth Concentrated Fund - Institutional Class
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,184.30      0.95%       5.20
    Hypothetical 5% Return      1,000.00       1,020.31      0.95%       4.81
--------------------------------------------------------------------------------
Old Mutual Mid-Cap Fund - Class Z
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,051.30      1.20%       6.17
    Hypothetical 5% Return      1,000.00       1,019.05      1.20%       6.07
--------------------------------------------------------------------------------
Old Mutual Mid-Cap Fund - Advisor Class
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,049.10      1.45%       7.45
    Hypothetical 5% Return      1,000.00       1,017.80      1.45%       7.33
--------------------------------------------------------------------------------
Old Mutual Mid-Cap Fund - Class A
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,050.00      1.45%       7.45
    Hypothetical 5% Return      1,000.00       1,017.80      1.45%       7.33
--------------------------------------------------------------------------------
Old Mutual Mid-Cap Fund - Class C
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,045.40      2.20%      11.28
    Hypothetical 5% Return      1,000.00       1,014.04      2.20%      11.11
--------------------------------------------------------------------------------
Old Mutual Mid-Cap Fund - Class R
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,044.60      1.70%       8.71
    Hypothetical 5% Return      1,000.00       1,016.55      1.70%       8.59
--------------------------------------------------------------------------------
Old Mutual Mid-Cap Fund - Institutional Class
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,051.20      1.00%       5.14
    Hypothetical 5% Return      1,000.00       1,020.05      1.00%       5.06
--------------------------------------------------------------------------------
Old Mutual Select Growth Fund - Class Z
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,236.30      1.25%       7.01
    Hypothetical 5% Return      1,000.00       1,018.80      1.25%       6.33
--------------------------------------------------------------------------------
Old Mutual Select Growth Fund - Class A
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,234.90      1.50%       8.40
    Hypothetical 5% Return      1,000.00       1,017.55      1.50%       7.59
--------------------------------------------------------------------------------
Old Mutual Select Growth Fund - Class C
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,229.70      2.25%      12.58
    Hypothetical 5% Return      1,000.00       1,013.79      2.25%      11.36
--------------------------------------------------------------------------------
Old Mutual Select Growth Fund - Class R
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,230.40      1.75%       9.78
    Hypothetical 5% Return      1,000.00       1,016.29      1.75%       8.85
--------------------------------------------------------------------------------
Old Mutual Select Growth Fund - Institutional Class
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,237.00      0.95%       5.33
    Hypothetical 5% Return      1,000.00       1,020.31      0.95%       4.81
--------------------------------------------------------------------------------

FUND EXPENSES EXAMPLE (Unaudited) - concluded


                                                          Annualized   xpenses
                               Beginning      Ending       Expense      Paid
                                Account      Account       Ratios       During
                                 Value        Value      For the Six-  Six-Month
                               04/01/07      09/30/07    Month Period   Period*
-------------------------------------------------------------------------------
Old Mutual Small Cap Fund - Class Z
-------------------------------------------------------------------------------
    Actual Fund Return         $1,000.00      $1,064.20      1.25%    $ 6.47
    Hypothetical 5% Return      1,000.00       1,018.80      1.25%      6.33
-------------------------------------------------------------------------------
Old Mutual Small Cap Fund - Class A
-------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,062.90      1.50%      7.76
    Hypothetical 5% Return      1,000.00       1,017.55      1.50%      7.59
-------------------------------------------------------------------------------
Old Mutual Small Cap Fund - Class C
-------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,058.60      2.25%     11.61
    Hypothetical 5% Return      1,000.00       1,013.79      2.25%     11.36
-------------------------------------------------------------------------------
Old Mutual Small Cap Fund - Class R
-------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,058.50      1.75%      9.03
    Hypothetical 5% Return      1,000.00       1,016.29      1.75%      8.85
-------------------------------------------------------------------------------
Old Mutual Small Cap Fund - Institutional Class
-------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,064.10      1.10%      5.69
    Hypothetical 5% Return      1,000.00       1,019.55      1.10%      5.57
-------------------------------------------------------------------------------
Old Mutual Strategic Small Company Fund - Class Z
-------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,111.40      1.35%      7.15
    Hypothetical 5% Return      1,000.00       1,018.30      1.35%      6.83
-------------------------------------------------------------------------------
Old Mutual Strategic Small Company Fund - Advisor Class
-------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,109.90      1.60%      8.46
    Hypothetical 5% Return      1,000.00       1,017.05      1.60%      8.09
-------------------------------------------------------------------------------
Old Mutual Strategic Small Company Fund - Class A
-------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,109.70      1.60%      8.46
    Hypothetical 5% Return      1,000.00       1,017.05      1.60%      8.09
-------------------------------------------------------------------------------
Old Mutual Strategic Small Company Fund - Class C
-------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,105.10      2.35%     12.40
    Hypothetical 5% Return      1,000.00       1,013.29      2.35%     11.86
-------------------------------------------------------------------------------
Old Mutual Strategic Small Company Fund - Class R
-------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,105.60      1.85%      9.77
    Hypothetical 5% Return      1,000.00       1,015.79      1.85%      9.35
-------------------------------------------------------------------------------
Old Mutual Strategic Small Company Fund - Institutional Class
-------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,112.00      1.10%      5.82
    Hypothetical 5% Return      1,000.00       1,019.55      1.10%      5.57
-------------------------------------------------------------------------------
Old Mutual TS&W Mid-Cap Value Fund - Class A
-------------------------------------------------------------------------------
    Actual Fund Return          1,000.00         951.00      1.40%      4.42**
    Hypothetical 5% Return      1,000.00       1,018.05      1.40%      7.08
-------------------------------------------------------------------------------
Old Mutual TS&W Mid-Cap Value Fund - Class C
-------------------------------------------------------------------------------
    Actual Fund Return          1,000.00         949.00      2.15%      6.77**
    Hypothetical 5% Return      1,000.00       1,014.29      2.15%     10.86
-------------------------------------------------------------------------------



                                                           Annualized  Expenses
                                Beginning      Ending       Expense      Paid
                                 Account      Account       Ratios      During
                                  Value        Value      For the Six- Six-Month
                                04/01/07      09/30/07    Month Period  Period*
--------------------------------------------------------------------------------
Old Mutual TS&W Mid-Cap Value Fund - Institutional Class
--------------------------------------------------------------------------------
    Actual Fund Return         $1,000.00      $  952.00      1.00%     $ 3.16**
    Hypothetical 5% Return      1,000.00       1,020.05      1.00%       5.06
--------------------------------------------------------------------------------
Old Mutual TS&W Small Cap Value Fund - Class Z
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,007.20      1.30%       6.54
    Hypothetical 5% Return      1,000.00       1,018.55      1.30%       6.58
--------------------------------------------------------------------------------
Old Mutual TS&W Small Cap Value Fund - Class A
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,006.20      1.55%       7.80
    Hypothetical 5% Return      1,000.00       1,017.30      1.55%       7.84
--------------------------------------------------------------------------------
Old Mutual TS&W Small Cap Value Fund - Class C
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,002.40      2.30%      11.55
    Hypothetical 5% Return      1,000.00       1,013.54      2.30%      11.61
--------------------------------------------------------------------------------
Old Mutual Cash Reserves Fund - Class Z
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,023.30      0.73%       3.70
    Hypothetical 5% Return      1,000.00       1,021.41      0.73%       3.70
--------------------------------------------------------------------------------
Old Mutual Cash Reserves Fund - Class A
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,013.20      0.98%       3.19**
    Hypothetical 5% Return      1,000.00       1,020.16      0.98%       4.96
--------------------------------------------------------------------------------
Old Mutual Cash Reserves Fund - Class C
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,011.70      1.73%       5.63**
    Hypothetical 5% Return      1,000.00       1,016.39      1.73%       8.74
--------------------------------------------------------------------------------
Old Mutual Cash Reserves Fund - Class R
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,013.00      1.23%       4.00**
    Hypothetical 5% Return      1,000.00       1,018.90      1.23%       6.23
--------------------------------------------------------------------------------
Old Mutual Cash Reserves Fund - Institutional Class
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,014.60      0.73%       2.38**
    Hypothetical 5% Return      1,000.00       1,021.41      0.73%       3.70
--------------------------------------------------------------------------------
Old Mutual Dwight Intermediate Fixed Income Fund - Class Z
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,012.30      0.85%       4.29
    Hypothetical 5% Return      1,000.00       1,020.81      0.85%       4.31
--------------------------------------------------------------------------------
Old Mutual Dwight Intermediate Fixed Income Fund - Class A
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,011.10      1.10%       5.55
    Hypothetical 5% Return      1,000.00       1,019.55      1.10%       5.57
--------------------------------------------------------------------------------
Old Mutual Dwight Intermediate Fixed Income Fund - Class C
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,007.20      1.85%       9.31
    Hypothetical 5% Return      1,000.00       1,015.79      1.85%       9.35
--------------------------------------------------------------------------------
Old Mutual Dwight Intermediate Fixed Income Fund - Class R
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,011.40      1.35%       6.81
    Hypothetical 5% Return      1,000.00       1,018.30      1.35%       6.83
--------------------------------------------------------------------------------

                               Annualized Expenses
                               Beginning      Ending       Expense       Paid
                                Account      Account       Ratios       During
                                 Value        Value      For the Six-  Six-Month
                               04/01/07      09/30/07    Month Period   Period*
--------------------------------------------------------------------------------
Old Mutual Dwight Intermediate Fixed Income Fund - Institutional Class
--------------------------------------------------------------------------------
    Actual Fund Return         $1,000.00      $1,014.80      0.60%       $3.03
    Hypothetical 5% Return      1,000.00       1,022.06      0.60%        3.04
--------------------------------------------------------------------------------
Old Mutual Dwight Short Term Fixed Income Fund - Class Z
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,025.20      0.70%        3.55
    Hypothetical 5% Return      1,000.00       1,021.56      0.70%        3.55
--------------------------------------------------------------------------------
Old Mutual Dwight Short Term Fixed Income Fund - Class A
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,024.90      0.95%        4.82
    Hypothetical 5% Return      1,000.00       1,020.31      0.95%        4.81
--------------------------------------------------------------------------------
Old Mutual Dwight Short Term Fixed Income Fund - Class C
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,022.60      1.45%        7.35
    Hypothetical 5% Return      1,000.00       1,017.80      1.45%        7.33
--------------------------------------------------------------------------------
Old Mutual Dwight Short Term Fixed Income Fund - Class R
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,022.10      1.20%        6.08
    Hypothetical 5% Return      1,000.00       1,019.05      1.20%        6.07
--------------------------------------------------------------------------------
Old Mutual Dwight Short Term Fixed Income Fund - Institutional Class
--------------------------------------------------------------------------------
    Actual Fund Return          1,000.00       1,025.20      0.55%        2.79
    Hypothetical 5% Return      1,000.00       1,022.31      0.55%        2.79
--------------------------------------------------------------------------------


* Unless otherwise noted, expenses are equal to the Funds' annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 days (to reflect the one-half year period).

** Expenses are equal to the Funds' annualized expense ratio multiplied by the average account value over the period, multiplied by 118/365 days (to reflect the period since commencement of operations).

SHAREHOLDER PROXY RESULTS (Unaudited)



At a meeting of shareholders of the Large Cap Growth Concentrated Fund, the Large Cap Growth Fund and the Select Growth Fund (for the purpose of this section, the "Funds") held on July 3, 2007, shareholders of each of the Funds voting separately approved a new sub-advisory agreement between the Trust, on behalf of the Funds, Old Mutual Capital and Ashfield.

The voting results were as follows:


                                        # Votes For        # Votes Against            # of             # of Broker
Fund                                      Proposal             Proposal            Abstentions          Non-Votes
--------------------------------------------------------------------------------------------------------------------
Large Cap Growth Concentrated Fund       53,796,777           3,974,671             4,095,199            4,389,120
Large Cap Growth Fund                    38,748,252           2,178,635             2,436,218            5,097,591
Select Growth Fund                       55,881,350           3,071,706             4,446,883            5,908,032
--------------------------------------------------------------------------------------------------------------------

[OLD MUTUAL ADVISOR FUNDS II LOGO]


CONTACT US FOR MORE INFORMATION ABOUT
OLD MUTUAL ADVISOR FUNDS II




BY TELEPHONE

    888-772-2888


BY MAIL

    P.O. Box 219534
    Kansas City, MO 64121-9534


IN PERSON

    4643 South Ulster Street, Suite 600
    Denver, CO 80237


ON THE INTERNET

    oldmutualfunds.com


BY EMAIL

    contactus@oldmutualfunds.com










This semi-annual report is intended for the general information of Old Mutual Advisor Funds II shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of Old Mutual Advisor Funds II, by visiting oldmutualfunds.com or by calling 888-772-2888 toll free. Please read the prospectus carefully and please consider the investment objectives, risks and charges and expenses of Old Mutual Advisor Funds II carefully before investing.


Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

R-07-178 11/2007

Item 2.  Code of Ethics.

         Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

         Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

         Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Schedule of Investments.

         SCHEDULE I - INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS is included as part of the reports to shareholders filed under Item 1 of this report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         No material changes have been made to the procedures by which shareholders may recommend nominees to the board, where those changes were implemented after Old Mutual Funds II (the "registrant") last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item 10.

Item 11. Controls and Procedures.

         (a) Based on an evaluation of the Disclosure Controls and Procedures of the registrant as of a date within 90 days of the filing date of this report, the registrant's PEO and PFO, or persons performing similar functions, have concluded that the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed in this report is recorded, processed, summarized, and reported within required time periods, and accumulated and communicated to the registrant's management, including the registrant's PEO and PFO, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

         (b) During the quarter ended June 30, 2007, there has been no change in the registrant's internal control over financial reporting that has materially affected, or that is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Items 12.        Exhibits.

         (a)(1) Not applicable to semiannual reports.

         (a)(2) Attached hereto as Exhibit EX-99.CERT.

         (a)(3) Not applicable.

         (b) Attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



OLD MUTUAL FUNDS II

By:    /s/ Julian F. Sluyters
       -----------------------------------
       Julian F. Sluyters, President

Date:  November 20, 2007



      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Julian F. Sluyters
       ------------------------------------
       Julian F. Sluyters, Principal
       Executive Officer

Date:  November 20, 2007




By:    /s/ Robert T. Kelly
       ------------------------------------
       Robert T. Kelly, Principal
       Financial Officer

Date:  November 20, 2007